AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON
                                                               December 31, 2002

   Securities Act File No. 033-79708 Investment Company Act File No. 811-08542

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Pre-Effective Amendment No.            |_|
                         Post-Effective Amendment No. 12          |X|

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 14                  |X|

                                 --------------

                          THE SARATOGA ADVANTAGE TRUST
                           (a Delaware business trust)
               (Exact Name of Registrant as Specified in Charter)

                         1101 STEWART AVENUE, SUITE 207,
                           GARDEN CITY, NEW YORK 11530
               (Address of Principal Executive Offices) (Zip Code)

                                 (516) 542-3000
              (Registrant's Telephone Number, Including Area Code)

                             STUART M. STRAUSS, ESQ.
                            MAYER, BROWN, ROWE & MAW
                                  1675 BROADWAY
                            NEW YORK, NEW YORK 10019
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective on January 1, 2003 pursuant to paragraph (b) of Rule 485 of the Securities Act of 1933, as amended.

CLASS I SHARES PROSPECTUS - JANUARY 1, 2003

            T H E  S A R A T O G A  A D V A N T A G E  T R U S T

      The SARATOGA ADVANTAGE TRUST is a mutual fund company comprised of 12 separate mutual fund portfolios, each with its own distinctive investment objectives and policies.

      THE PORTFOLIOS ARE MANAGED BY ORBITEX-SARATOGA CAPITAL MANAGEMENT, LLC (THE "MANAGER"). EACH PORTFOLIO IS ADVISED BY AN INVESTMENT ADVISER SELECTED AND SUPERVISED BY THE MANAGER.

      Shares of the Portfolios are offered to participants in investment advisory programs that provide asset allocation recommendations to investors based on an evaluation of each investor's objectives and risk tolerance. An asset allocation methodology developed by the Manager, the Saratoga Strategic Horizon Asset Reallocation Program(R) (the "Saratoga SHARP(R) Program"), may be utilized in this regard by investment advisers that have entered into agreements with the Manager. The Manager receives a fee from the investment advisers that have entered into such agreements with the Manager. Shares of the Portfolios are also available to other investors and advisory services.

      THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

THE PORTFOLIOS

U.S. GOVERNMENT MONEY MARKET PORTFOLIO
INVESTMENT QUALITY BOND PORTFOLIO
MUNICIPAL BOND PORTFOLIO
LARGE CAPITALIZATION VALUE PORTFOLIO
LARGE CAPITALIZATION GROWTH PORTFOLIO
MID CAPITALIZATION PORTFOLIO
SMALL CAPITALIZATION PORTFOLIO
INTERNATIONAL EQUITY PORTFOLIO
HEALTH & BIOTECHNOLOGY PORTFOLIO
TECHNOLOGY & COMMUNICATIONS PORTFOLIO
FINANCIAL SERVICES PORTFOLIO
ENERGY & BASIC MATERIALS PORTFOLIO
SUMMARY OF TRUST EXPENSES
ADDITIONAL INVESTMENT STRATEGY INFORMATION
ADDITIONAL RISK INFORMATION
INVESTMENT MANAGER
ADVISERS
ADMINISTRATION

SHAREHOLDER INFORMATION
PRICING OF PORTFOLIO SHARES
PURCHASE OF SHARES
REDEMPTION OF SHARES
DIVIDENDS AND DISTRIBUTIONS
TAX CONSEQUENCES
FINANCIAL HIGHLIGHTS

            Notice of Privacy Policy for the Saratoga Advantage Trust

      The Saratoga Advantage Trust ("Saratoga") respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is the information we collect from you on applications or other forms, from your activities on our website, and from the transactions you make with us, our affiliates, or third parties. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. Specifically, so that we may continue to offer you investment products and services to help you meet your investing needs, and to effect transactions that you request or authorize, we may disclose the nonpublic personal information we collect to companies that perform services on our behalf, such as Saratoga's transfer agent, or printers and mailers that assist us in distribution of investor materials. These companies are instructed to use this information only for the services for which we hired them and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

THE PORTFOLIOS

U.S GOVERNMENT MONEY MARKET PORTFOLIO

INVESTMENT OBJECTIVE

      The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

THE ADVISER

      The Portfolio is advised by Sterling Capital Management Company. All investment decisions for the Portfolio are made by Sterling Capital's investment committee.

PRINCIPAL INVESTMENT STRATEGIES

      The Portfolio will invest at least 80% of its assets in high quality, short-term U.S. Government securities. The Adviser seeks to maintain the Portfolio's share price at $1.00. The share price remaining stable at $1.00 means that the Portfolio would preserve the principal value of your investment.

      The U.S. Government securities that the Portfolio may purchase include:

      o U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

      o Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration.

      o Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations. Among these agencies and instrumentalities are the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Federal Home Loan Bank.

      o Securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

      In addition, the Portfolio may invest in repurchase agreements collateralized by securities issued by the U.S. Government, its agencies and instrumentalities.

      The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

      There is no assurance that the Portfolio will achieve its investment objectives.

      CREDIT AND INTEREST RATE RISKS. A principal risk of investing in the Portfolio is associated with its U.S. Government securities investments, which are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and repay the principal on its debt. Interest rate risk, another risk of debt securities, refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

      Credit risk is minimal with respect to the Portfolio's U.S. Government securities investments. Repurchase agreements involve a greater degree of credit risk. The Adviser, however, actively manages the Portfolio's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. In addition, federal regulations require money market funds, such as the Portfolio, to invest only in high quality debt obligations with short maturities.

      An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in this Portfolio.

PAST PERFORMANCE

      The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

      This chart shows how the performance of the Portfolio's Class I shares has varied from year to year over the life of the Portfolio.

                      ANNUAL TOTAL RETURNS - CALENDAR YEARS

                           1995         5.40%
                           1996         4.32%
                           1997         4.47%
                           1998         4.44%
                           1999         4.22%
                           2000         5.28%
                           2001         3.49%

      During the periods shown in the bar chart, the highest return for a calendar quarter was 1.50% (quarter ended June 30, 1995) and the lowest return for a calendar quarter was 0.60% (quarter ended December 31, 2001). Year-to-date total return as of September 30, 2002 was 0.81%.

AVERAGE ANNUAL TOTAL RETURNS

      This table compares the Portfolio's average annual returns with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives. The returns assume you sold your shares at the end of each period.

             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)

                                                                                    Life of Portfolio
                                                    Past 1 Year      Past 5 Years     (Since 9/2/94)
                                                    -----------      ------------     --------------
U.S. Government Money Market Portfolio:                3.49%             4.38%            4.52%
90 Day T-Bills                                         3.67%             5.03%            5.18%
Index: (Reflects no deduction for fees, expenses or
   taxes)
Lipper U.S. Treasury Money Market Index(1)             3.48%             4.59%            4.71%

(1) The Lipper U.S. Treasury Money Market Fund Index consists of the 30 largest mutual funds that invest principally in U.S. Treasury Obligations with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value. Investors may not invest directly in the Index.

FEES AND EXPENSES

      For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

INVESTMENT QUALITY BOND PORTFOLIO

INVESTMENT OBJECTIVE

      The Investment Quality Bond Portfolio seeks current income and reasonable stability of principal.

THE ADVISER

      The Investment Quality Bond Portfolio is advised by Fox Asset Management LLC. The Portfolio is managed by a team that includes J. Peter Skirkanich, James O'Mealia and Doug Edler. Mr. Skirkanich is the President and Chief Investment Officer of Fox and founded the firm in 1985. Mr. O'Mealia is a Managing Director of Fox and joined the firm in 1998 from Sunnymeath Asset Management Inc., where he was President. Mr. Edler is a Senior Vice President of Fox; he joined Fox in 1999 from J. P. Morgan & Co., Inc., where he co-managed that firm's proprietary fixed income investments.

PRINCIPAL INVESTMENT STRATEGIES

      The Portfolio will normally invest at least 80% of its assets in investment grade fixed-income securities or in non-rated securities considered by the Adviser to be of comparable quality. The Portfolio may also invest in non-convertible fixed income preferred stock and mortgage pass-through securities. In deciding which securities to buy, hold or sell, the Adviser considers economic developments, interest rate trends and other factors such as the issuer's creditworthiness. The average maturity of the securities held by the Portfolio may range from three to ten years.

      Mortgage pass-through securities are mortgage-backed securities that represent a participation interest in a pool of residential mortgage loans originated by the U.S. government or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

      The Portfolio may invest in mortgage pass-through securities that are issued or guaranteed by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation. These securities are either direct obligations of the U.S. Government, or the issuing agency/instrumentality has the right to borrow from the U.S. Treasury to meet its obligations, although the Treasury is not legally required to extend credit to the agency/instrumentality.

      Private mortgage pass-through securities also can be Portfolio investments. They are issued by private originators of and investors in mortgage loans, including savings and loan associations and mortgage banks. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of a U.S. Government agency, the securities generally are structured with one or more type of credit enhancement.

      In addition, the Portfolio may invest up to 5% of its net assets in fixed-income securities rated lower than investment grade, commonly known as "junk bonds."

      The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

      There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

      FIXED-INCOME SECURITIES. Principal risks of investing in the Portfolio are associated with its fixed-income investments. All fixed-income securities, such as corporate bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

      Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) Long-term fixed income securities will rise and fall in response to interest rate changes to a greater extent than short-term securities.

      MORTGAGE-BACKED SECURITIES. The Portfolio may invest in mortgage-backed securities, such as mortgage pass-through securities, which have different risk characteristics than traditional debt securities. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that the principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Portfolio to invest the proceeds at generally lower interest rates.

      Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Adviser, could reduce the Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

      OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments including the risks associated with junk bonds. For more information about these risks, see the "Additional Risk Information" section.

      Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

      The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

      This chart shows how the performance of the Portfolio's Class I shares has varied from year to year over the life of the Portfolio.

                      ANNUAL TOTAL RETURNS - CALENDAR YEARS

                           1995              12.44%
                           1996               3.15%
                           1997               6.58%
                           1998               6.47%
                           1999             - 0.01%
                           2000               9.91%
                           2001               7.50%

      During the periods shown in the bar chart, the highest return for a calendar quarter was 4.41% (quarter ended September 30, 2001) and the lowest return for a calendar quarter was -0.73% (quarter ended March 31, 1996). Year-to-date total return as of September 30, 2002 was 7.90%.

AVERAGE ANNUAL TOTAL RETURNS

      This table compares the Portfolio's average annual returns with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives. The returns assume you sold your shares at the end of each period.

             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)

                                                                                                Life of Portfolio
                                                            Past 1 Year      Past 5 Years         (Since 9/2/94)
                                                            -----------      ------------         --------------
Investment Quality Bond Portfolio:
   Return Before Taxes                                         7.50%             6.03%                5.99%
   Return After Taxes on Distributions                         5.43%             3.90%                3.83%
   Return After Taxes on Distributions and Sale of
      Portfolio Shares                                         4.58%             3.77%                3.72%
Indices: (Reflects no deduction for fees, expenses or
   taxes)
Lehman Intermediate Government/Credit Bond Index(1)            8.96%             7.10%                7.27%
Lipper Short-Intermediate Investment Grade Debt                7.82%             6.31%                6.54%
Funds Index(2)

(1) The Lehman Intermediate Government/Credit Bond Index is composed of the bonds in the Lehman Intermediate Government/Credit Bond Index that have maturities between 1 and 9.99 years. The Lehman Intermediate Government/ Credit Bond Index consists of approximately 5,400 issues. The securities must be investment grade (Baa or higher) with amounts outstanding in excess of $1 million and have at least one year to maturity. The Lehman Intermediate Government/Credit Bond Index is an unmanaged index. Unlike the returns for the Portfolio, the returns for the Index do not include fees and expenses. Investors may not invest directly in the Index.

(2) The Lipper Short-Intermediate Investment Grade Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years. Investors may not invest directly in the Index.

      The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.6%), and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

      For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

MUNICIPAL BOND PORTFOLIO

INVESTMENT OBJECTIVE

      The Municipal Bond Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

THE ADVISER

      The Portfolio is advised by OpCap Advisors. It is managed by a management team that includes Matthew Greenwald, Senior Vice President of Oppenheimer Capital, the parent of OpCap Advisors. Mr. Greenwald has been a fixed income portfolio manager and financial analyst for Oppenheimer Capital since 1989. From 1984-1989 he was a fixed income portfolio manager with PaineWebber's Mitchell Hutchins Asset Management. Mr. Greenwald is a graduate of Penn State University and earned his MBA from Columbia University.

PRINCIPAL INVESTMENT STRATEGIES

      As a matter of fundamental policy, the Portfolio will normally invest at least 80% of its total assets in securities that pay interest exempt from federal income taxes. The Portfolio's Adviser generally invests the Portfolio's assets in municipal obligations. There are no maturity limitations on the Portfolio's securities. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments, and their respective agencies. In pursuing the Portfolio's investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis. The Portfolio will invest primarily in municipal bonds rated within the four highest grades by Moody's Investors Service Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Fitch IBCA, Inc. ("Fitch") or, if not rated, of comparable quality in the opinion of the Adviser. The Portfolio may invest without limit in municipal obligations that pay interest income subject to the "alternative income tax" although it does not currently expect to invest more than 20% of its total assets in such instruments. Some shareholders may have to pay tax on distributions of this income.

      Municipal bonds, notes and commercial paper are commonly classified as either "general obligation" or "revenue." General obligation bonds, notes, and commercial paper are secured by the issuer's faith and credit, as well as its taxing power, for payment of principal and interest. Revenue bonds, notes and commercial paper, however, are generally payable from a specific source of income. They are issued to fund a wide variety of public and private projects in sectors such as transportation, education and industrial development. Included within the revenue category are participations in lease obligations. The Portfolio's municipal obligation investments may include zero coupon securities, which are purchased at a discount and make no interest payments until maturity.

PRINCIPAL RISKS

      There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

      CREDIT AND INTEREST RATE RISKS. Municipal obligations, like other debt securities, are subject to two types of risks: credit risk and interest rate risk.

      Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. The issuers of private activity bonds, used to finance projects in sectors such as industrial development and pollution control, also may be negatively impacted by the general credit of the user of the project. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

      Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.

      The Portfolio is not limited as to the maturities of the municipal obligations in which it may invest. Thus, a rise in the general level of interest rates may cause the price of its portfolio securities to fall substantially.

      OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

      The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

      This chart shows how the performance of the Portfolio's Class I shares has varied from year to year over the life of the Portfolio.

                      ANNUAL TOTAL RETURNS - CALENDAR YEARS

                           1995              15.21%
                           1996               3.05%
                           1997               8.27%
                           1998               5.38%
                           1999             - 6.00%
                           2000              13.64%
                           2001               2.81%

      During the periods shown in the bar chart, the highest return for a calendar quarter was 5.85% (quarter ended March 31, 1995) and the lowest return for a calendar quarter was -2.55% (quarter ended December 31, 1994). Year-to-date total return as of September 30, 2002 was 8.32%.

AVERAGE ANNUAL TOTAL RETURNS

      This table compares the Portfolio's average annual returns with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives. The returns assume you sold your shares at the end of each period.

             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)

                                                                                                Life of Portfolio
                                                            Past 1 Year      Past 5 Years         (Since 9/2/94)
                                                            -----------      ------------         --------------
Municipal Bond Portfolio:
   Return Before Taxes                                         2.81%             4.61%                4.94%
   Return After Taxes on Distributions                         2.78%             4.50%                4.86%
   Return After Taxes on Distributions and Sale of
      Portfolio Shares                                         3.37%             4.49%                4.80%
Indices: (Reflects no deduction for fees, expenses or
   taxes)
Lehman Brothers Municipal Bond Index(1)                        5.13%             5.98%                6.55%
Lipper General Municipal Debt Funds Index(2)                   4.15%             5.10%                5.78%

(1) The Lehman Brothers Municipal Bond Index consists of approximately 25,000 municipal bonds which are selected to be representative of the long-term, investment grade tax-exempt bond market. The bonds selected for the Index have the following characteristics: a minimum credit rating of at least Baa; an original issue of at least $50 million; at least $3 million of the issue outstanding; issued within the last five years; and a maturity of at least one year. The Lehman Index is an unmanaged index. Unlike the returns for the Portfolio, the returns for the Index do not include fees and expenses. Investors may not invest directly in the Index.

(2) The Lipper General Municipal Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in Municipal Debt Issues in the top four credit ratings. Investors may not invest directly in the Index.

      The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.6%), and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

      For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

LARGE CAPITALIZATION VALUE PORTFOLIO

INVESTMENT OBJECTIVE

      The Large Capitalization Value Portfolio seeks total return consisting of capital appreciation and dividend income.

THE ADVISER

      The Portfolio is advised by OpCap Advisors. It is managed by a portfolio team comprised of senior professionals of OpCap Advisors. One member of the team, Frank LeCates, has primary supervisory authority over implementation of the management team's purchase and sale recommendations. Mr. LeCates is the Director of Research at Oppenheimer Capital, the parent of OpCap Advisors. Mr. LeCates brings 33 years of investment experience to his current position. Formerly with Donaldson, Lufkin & Jenrette for 18 years, he has served as head of institutional equity sales, Director of Research and as a securities analyst. Mr. LeCates, a Chartered Financial Analyst, is a graduate from Princeton University and earned his MBA in finance from Harvard Business School.

PRINCIPAL INVESTMENT STRATEGIES

      The Portfolio will normally invest at least 80% of its total assets in a diversified portfolio of common stocks and securities convertible into common stocks of issuers with total market capitalizations of $1 billion or greater at the time of purchase. In determining which securities to buy, hold or sell, the Adviser focuses its investment selection on highly liquid equity securities that, in the Adviser's opinion, have above average price appreciation potential at the time of purchase. In general, the Adviser looks for securities that have above average dividend yields and below average price earnings ratios relative to the stock market in general, as measured by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). Other factors, such as earnings, the issuer's ability to generate cash flow in excess of business needs and sustain above average profitability, as well as industry outlook and market share, are also considered by the Adviser.

      In addition, the Portfolio may invest in stock index futures contracts and options.

      The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

      There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

      COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

      OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments including the risks associated with stock index futures contracts and options. For information about these risks, see the "Additional Risk Information" section.

      Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

      The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

      This chart shows how the performance of the Portfolio's Class I shares has varied from year to year over the life of the Portfolio.

                      ANNUAL TOTAL RETURNS - CALENDAR YEARS

                          1995              36.98%
                          1996              23.98%
                          1997              25.49%
                          1998              11.77%
                          1999               1.11%
                          2000              11.33%
                          2001              (3.97)%

      During the periods shown in the bar chart, the highest return for a calendar quarter was 14.90% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -13.09% (quarter ended September 30, 1998). Year-to-date total return as of September 30, 2002 was -34.38%.

AVERAGE ANNUAL TOTAL RETURNS

      This table compares the Portfolio's average annual returns with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives. The returns assume you sold your shares at the end of each period.

             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)

                                                                                                Life of Portfolio
                                                            Past 1 Year      Past 5 Years         (Since 9/2/94)
                                                            -----------      ------------         --------------
Large Capitalization Value Portfolio:
   Return Before Taxes                                         -3.97%            8.68%                13.28%
   Return After Taxes on Distributions                         -6.22%            6.87%                11.75%
   Return After Taxes on Distributions  and Sale of
      Portfolio Shares                                         -1.42%            6.56%                10.72%
Indices: (Reflects no deduction for fees, expenses or
   taxes)
S&P/Barra Value Index(1)                                      -11.71%            9.49%                13.42%
Morningstar Large Value Average(2)                             -4.45%            9.20%                12.56%

(1) The S&P/Barra Value Index is constructed by dividing the stocks in the S&P 500 index according to price-to-book ratios. This unmanaged index contains stocks with lower price-to-book ratios and is market capitalization weighted. Unlike the returns for the Portfolio, the returns for the Index do not include fees and expenses. Investors may not invest directly in the Index.

(2) The Morningstar Large Value Average, as of December 31, 2001, consisted of 808 mutual funds comprised of large market capitalization stocks with the lowest combinations of price-to-earnings and price-to-book scores. Investors may not invest in the Average directly.

      The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.6%), and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

      For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

LARGE CAPITALIZATION GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

      The Large Capitalization Growth Portfolio seeks capital appreciation.

THE ADVISER

      The Portfolio is advised by Harris Bretall Sullivan & Smith, L.L.C. Stock selection for the Portfolio is made by the Investment Committees of Harris Bretall. The Portfolio is managed by a management team that includes Gordon Ceresino, Joe Calderazzo and Dennis Karle. Mr. Ceresino is the Chief Executive Officer of Harris Bretall and has been associated with the firm since 1991. Mr. Calderazzo is co-director of the Institutional and Private Client Group at Harris Bretall Sullivan & Smith, L.L.C. and has been associate with the firm since 1990. Mr. Karle is co-director of the Institutional and Private Client Group at Harris Bretall Sullivan & Smith, L.L.C. and has been associated with the firm since 1997.

PRINCIPAL INVESTMENT STRATEGIES

      The Portfolio will normally invest at least 80% of its total assets in a diversified portfolio of common stocks and securities convertible into common stocks of issuers with total market capitalizations of $3 billion or more. The Portfolio will normally invest in common stocks that, in the Adviser's opinion, are characterized by earnings growth in excess of that of the S&P 500. In deciding which securities to buy, hold or sell, the Adviser evaluates factors believed to be favorable to long-term capital appreciation, including specific financial characteristics of the issuer such as historical earnings growth, sales growth, profitability and return on equity. The Adviser also analyzes the issuer's position within its industry as well as the quality and experience of the issuer's management.

      The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

      There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

      COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

      OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

      Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

      The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

      This chart shows how the performance of the Portfolio's Class I shares has varied from year to year over the life of the Portfolio.

                      ANNUAL TOTAL RETURNS - CALENDAR YEARS

                          1995              28.98%
                          1996              13.43%
                          1997              32.52%
                          1998              36.44%
                          1999              34.18%
                          2000             -21.58%
                          2001             -28.23%

      During the periods shown in the bar chart, the highest return for a calendar quarter was 34.27% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -24.39% (quarter ended September 30, 2001). Year-to-date total return as of September 30, 2002 was -34.09%.

AVERAGE ANNUAL TOTAL RETURNS

      This table compares the Portfolio's average annual returns with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives. The returns assume you sold your shares at the end of each period.

             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)

                                                                                                Life of Portfolio
                                                            Past 1 Year      Past 5 Years         (Since 9/2/94)
                                                            -----------      ------------         --------------
Large Capitalization Growth Portfolio:
   Return Before Taxes                                       -28.23%             6.42%                 9.88%
   Return After Taxes on Distributions                       -28.26%             5.30%                 9.07%
   Return After Taxes on Distributions and Sale of
      Portfolio Shares                                       -17.15%             5.46%                 8.46%
Indices: (Reflects no deduction for fees, expenses or
   taxes)
S&P/Barra Growth Index(1)                                    -12.73%            11.10%                15.50%
Morningstar Large Growth Average(2)                          -22.44%             9.24%                12.66%

(1) The S&P/Barra Growth Index is constructed by dividing the stocks in the S&P 500 index according to price-to-book ratios. This unmanaged index contains stocks with higher price-to-book ratios and is market capitalization weighted. Unlike the returns for the Portfolio, the returns for the Index do not include fees and expenses. Investors may not invest directly in the index.

(2) The Morningstar Large Growth Average, as of December 31, 2001, consisted of 988 mutual funds comprised of large market capitalization stocks with the highest combinations of price-to-earnings and price-to-book scores. Investors may not invest in the Average directly.

      The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.6%), and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

      For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

MID CAPITALIZATION PORTFOLIO

INVESTMENT OBJECTIVE

      The Portfolio seeks long-term capital appreciation.

THE ADVISER

      The Portfolio is advised by Caterpillar Investment Management Ltd. Stock selection for the Portfolio is made by the Equity Investment Management team, whose activities are overseen by the Investment Committee of Caterpillar Investment Management Ltd. The Portfolio is managed by a management team that includes Keith D. Yoder. Mr. Yoder is a Senior Portfolio Manager of Caterpillar Investment Management Ltd and has been associated with the firm since August 2000.

PRINCIPAL INVESTMENT STRATEGY

      The Portfolio will normally invest at least 80% of its total assets in equity securities of U.S. companies that have a market capitalization of between $1 billion and $15 billion at the time of purchase. The Portfolio invests in securities of companies that are believed by the Adviser to be undervalued, thereby offering above-average potential for capital appreciation. The Portfolio may invest up to 20% of its total assets in the equity securities of foreign companies and in securities convertible into the common stock of U.S. companies, such as convertible preferred stock and convertible bonds. The Portfolio may also invest in investment grade debt securities such as corporate bonds, government securities and mortgage and other asset-backed securities.

      The Portfolio strives to provide long-term capital appreciation through a multi-factor selection process. In seeking to accomplish this goal, the Adviser uses fundamental analysis to invest in stocks that are believed to be less expensive than comparable companies as determined by price/earnings ratios, cash flows or other measures. The Adviser also uses quantitative screening in seeking to identify mid-cap companies with attractive earnings growth, revenue growth, and balance sheet strength. The Adviser also attempts to identify industry and economic themes that can drive company profits.

      The Portfolio may invest in companies that the adviser believes are undervalued and may be subject to positive changes from new markets/products, restructuring, acquisitions, divestitures, mergers, change in management, regulatory change, or other changes that will enhance the value of the company.

      The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

      There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

      MID-SIZED COMPANIES. The Portfolio will invest primarily in companies with medium market capitalization. Market capitalization refers to the total market value of the outstanding stock of a company. Mid cap companies generally have a market capitalization between $1 billion and $15 billion. Investing in such companies may involve more risk than is usually associated with investing in larger, more established companies. Mid cap companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Mid cap companies are often traded in the over-the-counter market, and the low market liquidity of these securities may have an adverse effect on the ability of the Portfolio to sell certain securities at favorable prices. Such securities usually trade in lower volumes and are subject to greater and more unpredictable price fluctuations than larger cap securities or the stock market in general. This also may impede the Portfolio's ability to obtain market quotations based on actual trades in order to value the Portfolio's securities. Mid cap securities may have returns that can vary, occasionally significantly, from the market in general. In addition, mid cap companies may not pay a dividend.

      FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

      The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

      Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

      Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities. Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States.

      The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

      The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

      OTHER RISKS. The performance of the Portfolio will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

      Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

      There is no performance information for the Portfolio since it has not commenced operations as of the date of this Prospectus.

FEES AND EXPENSES

      For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

SMALL CAPITALIZATION PORTFOLIO

INVESTMENT OBJECTIVE

      The Small Capitalization Portfolio seeks maximum capital appreciation.

THE ADVISER

      The Portfolio is advised by Fox Asset Management LLC. It is managed by a management team led by J. Peter Skirkanich and George C. Pierides, who are the key small-cap personnel on the firm's Investment Committee. Mr. Skirkanich is the President and Chief Investment Officer of Fox and founded the firm in 1985. Mr. Pierides is a Managing Director and Director of Small-Cap Equities; he joined the firm in 1995 from Windward Asset Management.

PRINCIPAL INVESTMENT STRATEGIES

      The Portfolio will normally invest at least 80% of its total assets in common stocks of companies whose stock market capitalizations fall within the range of capitalizations in the Russell 2000 Index. The Portfolio will also occasionally invest a portion of its assets in mid cap stocks that are small relative to their industries that the adviser believes have compelling valuations and fundamentals, and it will not immediately sell a security that was bought as a small-cap stock but through appreciation has become a mid cap stock. In selecting securities for the Portfolio, the Adviser begins with a screening process that seeks to identify growing companies whose stocks sell at discounted price-to-earnings and price-to-cash flow multiples. The Adviser also attempts to discern situations where intrinsic asset values are not widely recognized. The Adviser favors such higher-quality companies that generate strong cash flow, provide above-average free cash flow yields and maintain sound balance sheets. Rigorous fundamental analysis, from both a quantitative and qualitative standpoint, is applied to all investment candidates. While the Adviser employs a disciplined "bottom-up" approach that attempts to identify undervalued stocks, it nonetheless is sensitive to emerging secular trends. The Adviser does not, however, rely on macroeconomic forecasts in its stock selection efforts and prefers to remain fully invested.

      The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

      There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

      COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

      SMALL AND MEDIUM CAPITALIZATION COMPANIES. The Portfolio's investments in smaller and medium-sized companies carry more risk than investments in larger companies. While some of the Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on the Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for the Portfolio to obtain market quotations based on actual trades, for purposes of valuing its securities. Investing in lesser-known, smaller and medium capitalization companies involves greater risk of volatility of the Portfolio's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions. Small Cap companies may have returns that can vary, occasionally significantly, from the market in general. In addition, small cap companies may not pay a dividend.

      OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

      Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

      The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

      This chart shows how the performance of the Portfolio's Class I shares has varied from year to year over the life of the Portfolio.

                      ANNUAL TOTAL RETURNS - CALENDAR YEARS

                          1995              27.31%
                          1996              15.89%
                          1997              23.20%
                          1998            - 18.61%
                          1999              13.01%
                          2000              21.93%
                          2001               6.72%

      During the periods shown in the bar chart, the highest return for a calendar quarter was 22.62% (quarter ended June 30, 1999) and the lowest return for a calendar quarter was -28.41% (quarter ended September 30, 1998). Year-to-date total return as of September 30, 2002 was -11.23%.

AVERAGE ANNUAL TOTAL RETURNS

      This table compares the Portfolio's average annual returns with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives. The returns assume you sold your shares at the end of each period.

             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)

                                                                                                Life of Portfolio
                                                            Past 1 Year      Past 5 Years         (Since 9/2/94)
                                                            -----------      ------------         --------------
Small Capitalization Portfolio:
   Return Before Taxes                                         6.72%             8.07%                10.74%
   Return After Taxes on Distributions                         2.76%             4.01%                 7.43%
   Return After Taxes on Distributions and Sale of
      Portfolio Shares                                         4.20%             4.41%                 7.18%
Indices: (Reflects no deduction for fees, expenses or
   taxes)
Russell 2000 Index(1)                                          2.49%             7.52%                10.67%
Morningstar Small Blend Average(2)                             8.77%            10.66%                13.19%

(1) The Russell 2000 Index is comprised of the 2,000 smallest U.S. domiciled publicly traded common stocks which are included in the Russell 3000 Index. The common stocks included in the Russell 2000 Index represent approximately 10% of the U.S. equity market as measured by market capitalization. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization representing approximately 98% of the U.S. publicly traded equity market. The Russell 2000 Index is an unmanaged index. Unlike the returns for the Portfolio, the returns for the Index do not include fees and expenses and reflect reinvested dividends. Investors may not invest in the Index directly.

(2) The Morningstar Small Blend Average, as of December 31, consisted of 252 mutual funds comprised of small market capitalization stocks that fall between the highest and lowest combinations of price-to-earnings and price-to-book scores. Investors may not invest in the Average directly.

      The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.6%), and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

      For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE

      The Portfolio seeks long-term capital appreciation.

THE ADVISER

      The Portfolio is managed by the Core International Equity and the Asset Allocation teams of Pictet International Management Limited ("Pictet"). Current members of the Core International Equity team include Richard Heelis, Senior Investment Manager. Mr. Heelis joined Pictet from Norwich Union in 1999 and his responsibilities include EAFE and Japanese mandates. Current Members of the Asset Allocation team include Nicholas Johnson, Chief Investment Officer and Head of Equities. Mr. Johnson joined Pictet in January 1993.

PRINCIPAL INVESTMENT STRATEGY

      The Portfolio will normally invest at least 80% of its total assets in the equity securities of companies located outside of the United States. Equity securities consist of common and preferred stock and other securities such as depositary receipts, bonds, rights and warrants that are convertible into common stock. Under normal market conditions, at least 65% of the Portfolio's assets will be invested in securities of issuers located in at least three foreign countries, which may include countries with developing and emerging economies. The Portfolio expects that its investments in foreign issuers will generally take the form of depositary receipts. These are dollar denominated receipts which represent and may be converted into the underlying foreign security. Depositary receipts are publicly traded on exchanges or over-the-counter in the United States. In deciding which securities to buy, hold or sell, the Adviser considers economic developments, industry prospects and other factors such as an issuer's competitive position or potential earnings.

      The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

      There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

      FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

      The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While depositary receipts are denominated in U.S. dollars, currency fluctuations could adversely effect the value of the Portfolios' investments.

      Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

      Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States.

      The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

      The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

      OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

      Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

      The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

      This chart shows how the performance of the Portfolio's Class I shares has varied from year to year over the life of the Portfolio.

                      ANNUAL TOTAL RETURNS - CALENDAR YEARS

                          1995               3.08%
                          1996               6.56%
                          1997               6.91%
                          1998              13.22%
                          1999              40.03%
                          2000             -18.38%
                          2001             -28.75%

      During the periods shown in the bar chart, the highest return for a calendar quarter was 27.38% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -16.95% (quarter ended March 31, 2001). Year-to-date total return as of September 30, 2002 was -29.31%.

AVERAGE ANNUAL TOTAL RETURNS

      This table compares the Portfolio's average annual returns with those of a broad measure of market performance over time. The returns assume you sold your shares at the end of each period.

             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)

                                                                                                Life of Portfolio
                                                            Past 1 Year      Past 5 Years         (Since 9/2/94)
                                                            -----------      ------------         --------------
International Equity Portfolio:
   Return Before Taxes                                        -28.75%           -0.29%                 0.24%
   Return After Taxes on Distributions                        -28.75%           -0.93%                -0.36%
   Return After Taxes on Distributions and Sale of
      Portfolio Shares                                        -17.51%           -0.24%                 0.11%
Indices: (Reflects no deduction for fees, expenses or
   taxes)
Morgan Stanley EAFE Index (U.S. Dollars)(1)                   -21.44%            0.89%                 2.31%

(1) The Europe, Australia, Far East Index (EAFE) is a widely recognized index prepared by Morgan Stanley Capital International. This unmanaged index consists of Non-U.S. companies which are listed on one of twenty foreign markets and assumes the reinvestment of dividends. Unlike the returns for the Portfolio, the returns for the Index do not include fees and expenses. Investors may not invest in the Index directly. The Gross Domestic Product
      (GDP) version of the Index is used above.

      The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.6%), and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

      For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

HEALTH & BIOTECHNOLOGY PORTFOLIO

INVESTMENT OBJECTIVE

      The Portfolio seeks long-term capital growth.

THE ADVISER

      Investment decisions for the Fund are made by an investment management team at UBS Global Asset Management (Americas) Inc. No individual member of the investment management team is primarily responsible for making recommendations for portfolio purchases.

PRINCIPAL INVESTMENT STRATEGY

      The Portfolio will normally invest at least 80% of its total assets in equity, equity-related or debt securities of healthcare companies and biotechnology companies, regardless of their stock market value (or "market capitalization"). The Portfolio expects to invest primarily in common stocks of companies located throughout the world. The Adviser selects securities whose fundamental values it believes are greater than their market prices. The Adviser bases its estimate of value upon economic and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Adviser then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

      "Healthcare company," for purposes of Portfolio investments, is defined as an entity that is principally engaged in: the design, manufacture or sale of products or services used for or in connection with health, medical, or personal care such as medical, dental and optical supplies or equipment; research and development of pharmaceutical products and services; the operation of healthcare facilities such as hospitals, clinical test laboratories, and convalescent and mental healthcare facilities; and design, manufacture, or sale of healthcare-related products and services.

      "Biotechnology company," for purposes of Portfolio investments, is defined as an entity that is principally engaged in: research, development, manufacture or distribution of products and services relating to human health care, pharmaceuticals, agricultural and veterinary applications, and the environment; and manufacturing and/or distributing biotechnological and biomedical products, devices or instruments.

      The Portfolio also defines a "healthcare or biotechnology company" as an entity that is principally engaged in providing materials, products or services to a healthcare or biotechnology company. The Portfolio considers a company to be "principally engaged" in one of the above activities if at least 50% of its revenues or profits comes from those activities or at least 50% of the company's assets were devoted to such activities based upon the company's most recent fiscal year.

      The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

      There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your

Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

      HEALTHCARE AND BIOTECHNOLOGY SECTOR. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the healthcare and biotechnology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a healthcare company's market value and/or share price. Biotechnology companies are affected by patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and have thinly traded securities, may not yet offer products or offer a single product, and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. Moreover, stock prices of biotechnology companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny. Consequently, the Portfolio's performance may sometimes be significantly better or worse than that of other types of funds.

      FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

      The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

      Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

      Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities. Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States.

      The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

      The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

      NON-DIVERSIFICATION. Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the Portfolio's share price.

      PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

      OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

      Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

      For the periods shown in the bar chart and table below, the Portfolio operated as a separate fund called the Orbitex Health & Biotechnology Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.

      The bar chart and table below show the performance of the Class A shares of the Predecessor Fund. The table gives some indication of the risks of an investment in the Portfolio by comparing the Predecessor Fund's performance with a broad measure of market performance. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

      The returns in the bar chart below do not include the effect of the Predecessor Fund's front end sales charge for Class A shares, but do include the effect of fee waivers and expense reimbursements by Orbitex Management, Inc. If the effect of the sales charge were reflected or if the fee waivers and expense reimbursements had not been in effect, returns would have been lower than those shown.

                      ANNUAL TOTAL RETURNS - CALENDAR YEARS

                            2000              56.17%
                            2001              -9.49%

      During the periods shown in the bar chart, the highest return for a calendar quarter was 32.61% (quarter ended March 31, 2000) and the lowest return for a calendar quarter was -30.73% (quarter ended March 31, 2001). Year-to-date total return as of September 30, 2002 was -40.43%.

AVERAGE ANNUAL TOTAL RETURNS

      This table compares the Predecessor Fund's average annual returns with those of a broad measure of market performance over time. The returns in the table include the effect of Class A shares maximum applicable front end sales charge and the effect of fee waivers and expense reimbursements by Orbitex Management, Inc. If those waivers and reimbursements had not been in effect, the returns would have been lower than those shown. The returns assume you sold your shares at the end of each period.

            AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)(1)

                                                                           Life of Portfolio
                                                           Past 1 Year      (Since 7/15/99)
                                                           -----------      ---------------
            Health & Biotechnology Portfolio:
               Return Before Taxes                          -14.70%            27.82%
               Return After Taxes on Distributions          -14.70%            27.34%
               Return After Taxes on Distributions
                  and Sale of Portfolio Shares               -8.95%            22.75%
            Indices: (Reflects no deduction for
               fees, expenses or taxes)
            S&P 500(Reg. TM) Index(2)                       -11.89%            -6.86%
            MSCI World Healthcare Index (3)                 -14.00%             0.81%

(1) The performance figures shown above reflect the performance of Class A shares of the Predecessor Fund. The returns are for a class that is not offered in this prospectus but would have substantially similar annual returns because the shares were invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

(2) The S&P 500(Reg. TM) Index is an unmanaged index. Index returns assume reinvestment of dividends; unlike the Portfolio's returns, however, Index returns do not reflect any fees or expenses.

(3) The MSCI World Healthcare Index is a free float-adjusted market capitalization index that is designed to measure global developed healthcare equity performance. As of April 2002 the MSCI World Healthcare Index consisted of the following 23 developed market country indices:
      Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

      The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.6%), and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Predecessor Fund's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

      For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

TECHNOLOGY & COMMUNICATIONS PORTFOLIO

INVESTMENT OBJECTIVE

      The Portfolio seeks long-term growth of capital.

THE ADVISER

      The Portfolio is advised by Columbus Circle Investors. Stock selection for the Portfolio is made by Anthony Rizza, CFA, Senior Managing Director. Mr. Rizza created and subsequently managed Columbus Circle Investors' Technology process since January 1, 1995.

PRINCIPAL INVESTMENT STRATEGY

      The Portfolio will normally invest at least 80% of its total assets in equity securities issued by technology and communications companies, both domestic and foreign, regardless of their market capitalization. The Portfolio may invest up to 25% of its total assets in foreign companies. The Portfolio defines a "technology company" as an entity in which at least 50% of the company's revenues or earnings were derived from technology activities or at least 50% of the company's assets were devoted to such activities, based upon the company's most recent fiscal year. Technology companies may include, among others, companies that are engaged in the research, design, development or manufacturing of technology products. These companies include among others, those in the Internet, medical, pharmaceutical, manufacturing, computer software and hardware industries. The Portfolio defines a "communications company" as an entity in which at least 50% of the company's revenues or earnings were derived from communications activities or at least 50% of the company's assets were devoted to such activities, based upon the company's most recent fiscal year. Communications activities may include, among others, regular telephone service; communications equipment and services; electronic components and equipment; broadcasting; computer software and hardware; semiconductors; mobile communications and cellular radio/paging; electronic mail and other electronic data transmission services; networking and linkage of word and data processing systems; publishing and information systems; video text and teletext; emerging technologies combining telephone, television and/or computer systems; and internet and network equipment and services.

      The Portfolio expects to invest primarily in U.S. and foreign common stocks but may also invest in other types of equity securities, investment grade debt securities and in securities of companies outside the communications, information and technology industries.

      In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions. Factors considered include growth potential, earnings, estimates and management. Particular emphasis is placed on identifying companies whose performance has exceeded expectations.

      The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

      There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your

Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

      TECHNOLOGY AND COMMUNICATIONS SECTOR. Because of its specific focus, the Portfolio's performance is closely tied to, and affected by, events occurring in the information, communications, and related technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition. Many technology companies sell stock before they have a commercially viable product, and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many technology companies have very high price/earnings ratios, high price volatility, and high personnel turnover due to severe labor shortages for skilled technology professionals.

      EMERGING TECHNOLOGY SECTOR RISK. Because of its narrow focus, the Portfolio's performance is closely tied to, and affected by, events occurring in the emerging technology and general technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition. In some cases, there are some emerging technology companies which sell stock before they have a commercially viable product, and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many emerging technology companies have very high price/earnings ratios, high price volatility, and high personnel turnover due to severe labor shortages for skilled emerging technology professionals.

      FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

      The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

      Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

      Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities. Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States.

      The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

      The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

      NON-DIVERSIFICATION. Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund's share price.

      PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

      OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

      Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

      For the periods shown in the bar chart and table below, the Portfolio operated as a separate fund called the Orbitex Info-Tech & Communications Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the

Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.

      The bar chart and table show the performance of the Class A shares of the Predecessor Fund. The table gives some indication of the risks of an investment in the Portfolio by comparing the Predecessor Fund's performance with a broad measure of market performance. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

      The returns in the bar chart below do not include the effect of the Predecessor Fund's front end sales charge for Class A shares, but do include the effect of fee waivers and expense reimbursements by Orbitex Management, Inc. If the effect of the sales charge were reflected or if the fee waivers and expense reimbursements had not been in effect, returns would have been lower than those shown.

                      ANNUAL TOTAL RETURNS - CALENDAR YEARS

                            1998              43.43%
                            1999             167.86%
                            2000             -36.48%
                            2001             -54.36%

      During the periods shown in the bar chart, the highest return for a calendar quarter was 62.60% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was - 44.32% (quarter ended December 31, 2000). Year-to-date total return as of September 30, 2002 was -51.39%.

AVERAGE ANNUAL TOTAL RETURNS

      This table compares the Predecessor Fund's average annual returns with those of a broad measure of market performance over time. The returns in the table include the effect of Class A shares maximum applicable front end sales charge and the effect of fee waivers and expense reimbursements by Orbitex Management, Inc. If those waivers and reimbursements had not been in effect, the returns would have been lower than those shown. The returns assume you sold your shares at the end of each period.

            AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)(1)

                                                             Life of Portfolio
                                                Past 1 Year   (Since 10/22/97)
                                                -----------   ----------------
       Technology & Communications Portfolio:
          Return Before Taxes                     -56.97%          1.09%
          Return After Taxes on Distributions     -56.97%         -2.63%
          Return After Taxes on Distributions
             and Sale of Portfolio Shares         -34.70%          1.87%
       Indices: (Reflects no deduction for
       fees, expenses or taxes)
       S&P 500(Reg. TM) Index(2)                  -11.89%          6.01%
       Lipper Science & Technology Funds
       Index(3)                                   -34.72%          5.69%

(1) The performance figures shown above reflect the performance of Class A shares of the Predecessor Fund. The returns are for a class that is not offered in this prospectus but would have substantially similar annual returns because the shares were invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

(2) The S&P 500(Reg. TM) Index is an unmanaged index. Index returns assume reinvestment of dividends; unlike the Portfolio's returns, however, Index returns do not reflect any fees or expenses.

(3) The Lipper Science and Technology Funds Index is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is compiled by Lipper, Inc.

      The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.6%), and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Predecessor Fund's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

      For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

FINANCIAL SERVICES PORTFOLIO

INVESTMENT OBJECTIVE

      The Portfolio seeks long-term growth of capital.

THE ADVISER

      The Portfolio is advised by Harris Bretall Sullivan & Smith, L.L.C. Stock selection for the Portfolio is made by the Investment Committee of Harris Bretall Sullivan & Smith, L.L.C. The Portfolio is managed by a management team that includes David Post and Daniel Perrin. Mr. Post is the Director of Research of Harris Bretall Sullivan & Smith, L.L.C. and has been associated with the firm since 1994. Mr. Perrin is a Research Analyst at Harris Bretall Sullivan & Smith, L.L.C. who covers financial services and has been associated with the firm since 2000.

PRINCIPAL INVESTMENT STRATEGY

      The Portfolio will normally invest at least 80% of its total assets in U.S. and foreign securities issued by financial services companies, as well as related services and technology companies, regardless of their stock market value (or "market capitalization"). Normally at least 25% of the Portfolio's total assets is expected to be in securities of companies in the Finance and Insurance industries, and up to 25% in foreign companies. The Adviser expects to invest primarily in U.S. and foreign common stocks, but may also invest in other types of equity securities, investment grade debt securities and in securities of companies outside the financial services industries.

      The Portfolio will generally invest in companies that the Adviser expects will capitalize on emerging changes in the global financial services industries. In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

      "Financial services company," for purposes of Portfolio investments, is defined as an entity in which at least 50% of the company's revenues or earnings were derived from financial services activities based upon the company's most recent fiscal year, or at least 50% of the company's assets were devoted to such activities based on the company's most recent fiscal year. Financial services companies provide financial services to consumers and industry. Examples of companies in the financial services sector include commercial banks, investment banks, savings and loan associations, thrifts, finance companies, brokerage and advisory firms, transaction and payroll processors, insurance companies, real estate and leasing companies, and companies that span across these segments, and service providers whose revenue is largely derived from the financial services sector. Under SEC regulations, the Portfolio may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

      The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

      There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

      FINANCIAL SERVICES SECTOR. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the financial services industry. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. The Portfolio is more vulnerable to price fluctuations of financial services companies and other factors that particularly affect financial services industries than a more broadly diversified mutual fund. In particular, the prices of stock issued by many financial services companies have historically been more closely correlated with changes in interest rates than other stocks. Generally, when interest rates go up, stock prices of these companies go down. This relationship may not continue in the future. Financial services companies are subject to extensive government regulation which tends to limit both the amount and types of loans and other financial commitments the company can make, and the interest rates and fees it can charge. These limitations can have a significant impact on the profitability of a financial services company since profitability is impacted by the company's ability to make financial commitments such as loans. Insurance companies in which the Portfolio invests may also have an impact on the Portfolio's performance as insurers may be subject to severe price competition, claims activity, marketing competition and general economic conditions. Certain lines of insurance can be significantly influenced by specific events. For example, property and casualty insurer profits may be affected by certain weather catastrophes and other disasters; and life and health insurer profits may be affected by mortality risks and morbidity rates. The financial services industry is currently undergoing a number of changes such as continuing consolidations, development of new products and structures and changes to its regulatory framework. These changes are likely to have a significant impact on the financial services industry and the Portfolio.

      FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

      The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

      Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

      Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities. Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States.

      The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

      The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

      NON-DIVERSIFICATION. Because the Financial Services Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund's share price.

      PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

      OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

      Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

      For the periods shown in the bar chart and table below, the Portfolio operated as a separate fund called the Orbitex Financial Services Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.

      The bar chart and table below show the performance of the Class A shares of the Predecessor Fund. The table gives some indication of the risks of an investment in the Portfolio by comparing the Predecessor Fund's performance with a broad measure of market performance. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

      The returns in the bar chart below do not include the effect of the Predecessor Fund's front end sales charge for Class A shares, but do include the effect of fee waivers and expense reimbursements by Orbitex Management, Inc. If the effect of the sales charge were reflected or if the fee waivers and expense reimbursements had not been in effect, returns would have been lower than those shown.

                     ANNUAL TOTAL RETURNS - CALENDAR YEARS

                          2001              -5.57%

      During the periods shown in the bar chart, the highest return for a calendar quarter was 9.89% (quarter ended June 30, 2001) and the lowest return for a calendar quarter was -12.89% (quarter ended September 30, 2001). Year-to-date total return as of September 30, 2002 was -19.27%.

AVERAGE ANNUAL TOTAL RETURNS

      This table compares the Predecessor Fund's average annual returns with those of a broad measure of market performance over time. The returns in the table include the effect of Class A shares maximum applicable front end sales charge and the effect of fee waivers and expense reimbursements by Orbitex Management, Inc. If those waivers and reimbursements had not been in effect, the returns would have been lower than those shown. The returns assume you sold your shares at the end of each period.

            AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)(1)

                                                                    Life of Portfolio
                                                       Past 1 Year   (Since 8/1/00)
                                                       -----------   --------------
           Financial Services Portfolio:
              Return Before Taxes                        -10.99%          2.93%
              Return After Taxes on Distributions        -11.00%          2.79%
              Return After Taxes on Distributions and
                 Sale of Portfolio Shares                 -6.70%          2.28%
           Indices: (Reflects no deduction for fees,
              expenses or taxes)
           S&P 500(Reg. TM) Index(2)                     -11.89%        -13.29%
           Financial Services Sector Index(3)             -6.79%          7.87%

(1) The performance figures shown above reflect the performance of Class A shares of the Predecessor Fund. The returns are for a class that is not offered in this prospectus but would have substantially similar annual returns because the shares were invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

(2) The S&P 500(Reg. TM) Index is an unmanaged index. Index returns assume reinvestment of dividends; unlike the Portfolio's returns, however, Index returns do not reflect any fees or expenses.

(3) The S&P Financial Services Sector Index, is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is compiled by S&P.

      The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.6%), and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Predecessor Fund's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

      For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

ENERGY & BASIC MATERIALS PORTFOLIO

INVESTMENT OBJECTIVE

      The Portfolio seeks long-term growth of capital.

THE ADVISER

      The Portfolio is advised by Caterpillar Investment Management Ltd. Stock selection for the Portfolio is made by the Equity Investment Management team, whose activities are overseen by the Investment Committee of Caterpillar Investment Management Ltd. The Portfolio is managed by a management team that includes Keith D. Yoder. Mr. Yoder is a Senior Portfolio Manager of Caterpillar Investment Management Ltd and has been associated with the firm since August 2000.

PRINCIPAL INVESTMENT STRATEGY

      The Portfolio invests in the common stock of domestic and foreign issuers regardless of their size. It expects to invest primarily in U.S. common stocks but may also invest in other types of equity securities and debt securities of any quality, and may invest up to 25% of its total assets in foreign companies.

      The Portfolio will normally invest at least 80% of its total assets in equity securities issued by companies involved in the exploration, development, production or distribution of oil, natural gas, coal and uranium, basic materials such as metals, minerals, chemicals, water, forest products, precious metals, and other related industries. The Portfolio may also invest a portion of its assets in securities of companies in the oil and natural gas exploration, development, production and distribution industry, securities of companies in the mining industry, and securities of companies in the precious metals industry.

      The Portfolio invests in securities of companies that are deemed to be undervalued, and therefore are believed by the Adviser to offer above-average potential for capital appreciation. These securities include securities of companies that are engaged in the energy, basic materials and other related businesses that are out of favor with investors and are trading at prices that the Adviser believes are below their true worth based on each company's potential earnings, asset values and dividend yield.

      The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

      There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

      ENERGY AND BASIC MATERIALS SECTOR. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the energy and basic materials industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Companies in the energy and basic materials sector are subject to swift fluctuations in supply and demand. These fluctuations may be caused by events relating to international political and economic developments, energy conservation, the success of exploration projects, the environmental impact of energy and basic materials operations and tax and other governmental regulatory policies. Consequently, the Portfolio's performance may sometimes be significantly better or worse than that of other types of funds.

      FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

      The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

      Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

      Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities. Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States.

      The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

      The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

      NON-DIVERSIFICATION. Because the Energy & Basic Materials Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund's share price.

      PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

      OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

      Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

      For the periods shown in the bar chart and table below, the Portfolio operated as a separate fund called the Orbitex Energy & Basic Materials Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.

      The bar chart below and tables show the performance of the Class A shares of the Predecessor Fund. The table gives some indication of the risks of an investment in the Portfolio by comparing the Predecessor Fund's performance with a broad measure of market performance. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

      The returns in the bar chart below do not include the effect of the Predecessor Fund's front end sales charge for Class A shares, but do include the effect of fee waivers and expense reimbursements by Orbitex Management, Inc. If the effect of the sales charge were reflected or if the fee waivers and expense reimbursements had not been in effect, returns would have been lower than those shown.

                      ANNUAL TOTAL RETURNS - CALENDAR YEARS

                          1998             -23.90%
                          1999              38.54%
                          2000              25.13%
                          2001             -13.00%

      During the periods shown in the bar chart, the highest return for a calendar quarter was 17.36% (quarter ended June 30, 1999) and the lowest return for a calendar quarter was -19.39% (quarter ended September 30, 2001). Year-to-date total return as of September 30, 2002 was -12.70%.

AVERAGE ANNUAL TOTAL RETURNS

      This table compares the Predecessor Fund's average annual returns with those of a broad measure of market performance over time. The returns in the table include the effect of Class A shares maximum applicable front end sales charge and the effect of fee waivers and expense reimbursements by Orbitex Management, Inc. If those waivers and reimbursements had not been in effect, the returns would have been lower than those shown. The returns assume you sold your shares at the end of each period.

            AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)(1)

                                                                    Life of Portfolio
                                                       Past 1 Year   (Since 10/23/97)
                                                       -----------   ----------------
            Energy & Basic Materials Portfolio:
               Return Before Taxes                       -18.02%          3.00%
               Return After Taxes on Distributions       -21.29%          0.91%
               Return After Taxes on Distributions and
                  Sale of Portfolio Shares               -11.09%          1.32%
            Indices: (Reflects no deduction for fees,
               expenses or taxes)
            S&P 500(Reg. TM) Index(2)                    -11.89%          6.01%
            Lipper Natural Resources Funds Index(3)      -12.58%          1.48%

(1) The performance figures shown above reflect the performance of Class A shares of the Predecessor Fund. The returns are for a class that is not offered in this prospectus but would have substantially similar annual returns because the shares were invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

(2) The S&P 500(Reg. TM) Index is an unmanaged index. Index returns assume reinvestment of dividends; unlike the Portfolio's returns, however, Index returns do not reflect any fees or expenses.

(3) The Lipper Natural Resources Funds Index is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is compiled by Lipper, Inc.

      The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.6%), and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Predecessor Fund's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

      For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

SUMMARY OF TRUST EXPENSES

      ANNUAL PORTFOLIO OPERATING EXPENSES. The following table lists the fees and expenses that an investor will incur as a shareholder of each of the Portfolios based on operating expenses incurred during the fiscal year ended August 31, 2002. There are no shareholder transaction expenses, sales loads or distribution fees.

                                         U.S. Government        Investment
                                           Money Market        Quality Bond      Municipal Bond      Large Capitalization
                                            Portfolio            Portfolio          Portfolio          Value Portfolio
                                            ---------            ---------          ---------          ---------------
SHAREHOLDER FEES                               NONE                NONE                NONE                   NONE
ANNUAL PORTFOLIO OPERATING EXPENSES
   (expenses that are deducted from
   Portfolio assets as a percentage
   of average net assets)
Management Fees**                             0.475%               0.55%               0.55%                  0.65%
Distribution (Rule 12b-1 Expenses)             NONE                NONE                NONE                   NONE
Other Expenses*                               1.005%               0.91%               1.85%                  0.89%
Total Annual Portfolio Operating
   Expenses Before Expense Waivers
   and/or Reimbursements  (See **
   footnote  below for the Expense
   Waivers and  Reimbursements and
   Net Expenses of the Portfolios)             1.48%               1.46%               2.40%                  1.54%

                                   Large               Mid               Small                                Health &
                              Capitalization     Capitalization     Capitalization      International      Biotechnology
                             Growth Portfolio       Portfolio          Portfolio      Equity Portfolio       Portfolio
                             ----------------       ---------          ---------      ----------------       ---------
SHAREHOLDER FEES                   NONE               NONE               NONE               NONE               NONE
ANNUAL PORTFOLIO OPERATING
    EXPENSES
    (expenses that are
    deducted from
    Portfolio assets as a
    percentage of average
    net assets)
Management Fees**                  0.65%              0.75%              0.65%              0.75%              1.25%
Distribution (Rule 12b-1
    Expenses)                      NONE               NONE               NONE               NONE               NONE
Other Expenses*                    0.91%              0.70%              0.94%              1.34%              0.61%
Total Annual Portfolio
    Operating Expenses
    Before Expense Waivers
    and/or Reimbursements
    (See ** footnote
    below for the Expense
    Waivers and
    Reimbursements and Net
    Expenses of the
    Portfolios)                    1.56%              1.45%              1.59%              2.09%              1.86%

                                                       Technology &          Financial Services         Energy & Basic
                                                 Communications Portfolio         Portfolio          Materials Portfolio
                                                 ------------------------         ---------          -------------------
SHAREHOLDER FEES                                         NONE                         NONE                   NONE
ANNUAL PORTFOLIO OPERATING EXPENSES
   (expenses that are deducted from Portfolio
   assets as a percentage of average net
   assets)
Management Fees**                                        1.25%                        1.25%                  1.25%
Distribution (Rule 12b-1 Expenses)                       NONE                         NONE                   NONE
Other Expenses*                                          0.83%                        2.78%                  1.89%
Total Annual Portfolio Operating Expenses
   Before Expense Waivers and/or
   Reimbursements  (See ** footnote  below
   for the Expense Waivers and
   Reimbursements and Net Expenses of the
   Portfolios)                                           2.08%                        4.03%                  3.14%

      * "Other Expenses" for the Mid Capitalization, Health & Biotechnology, Technology & Communications, Financial Services and Energy & Basic Materials Portfolios are estimated for the current fiscal year, and reflect the pro forma combined operations of the portfolios.

      ** MANAGEMENT FEES AND OTHER EXPENSES: Each Portfolio pays the Manager a fee for its services that is computed daily and paid monthly at an annual rate ranging from 0.475% to 1.25% of the value of the average daily net assets of the Portfolio. The fees of each Adviser are paid by the Manager. The nature of the services provided to, and the aggregate management fees paid by each Portfolio are described under "Investment Manager." The Portfolios, not the Manager, benefit from expense offset arrangements with the Trust's custodian bank where uninvested cash balances earn credits that reduce monthly fees. During the most recent fiscal year, the amount of the expense offset as a percentage of net assets for each respective portfolio was as follows: U.S. Government Money Market, 0.00%; Investment Quality Bond, 0.14%; Municipal Bond, 0.01%; Large Capitalization Value, 0.00%; Large Capitalization Growth, 0.05%; Small Capitalization, 0.01%; and International Equity, 0.25%. There were no expense offsets for the Health & Biotechnology Portfolio, Technology & Communications Portfolio, Mid Capitalization Portfolio, Financial Services Portfolio or Energy & Basic Materials Portfolio for the most recent fiscal year because they were newly created portfolios of the Saratoga Trust. Under applicable SEC regulations, the amount by which Portfolio expenses are reduced by an expense offset arrangement is required to be included in "Other Expenses." "Other Expenses" also include fees for shareholder services, administration, custodial fees, legal and accounting fees, printing costs, registration fees, the costs of regulatory compliance, a Portfolio's allocated portion of the costs associated with maintaining the Trust's legal existence and the costs involved in the Trust's communications with shareholders.

      Expense Waivers and Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently waiving its management fees and/or assuming certain other operating expenses of the Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement/waiver by the relevant class of each Portfolio up to five years from the date the fee or expense was incurred, but no reimbursement/waiver payment will be made by a Portfolio if it would result in the Portfolio exceeding its Expense Cap. Expenses borne by the Manager after December 31, 2002 will be subject to reimbursement/waiver by the relevant class of each Portfolio up to three years from the date the fee or expense was incurred. The following are the Expense Caps for each of the Portfolios: U.S. Government Money Market, 1.25%; Investment Quality Bond, 1.40%; Municipal Bond, 1.40%; Large Capitalization Value, 2.00%; Large Capitalization Growth, 2.00%; Mid Capitalization, 2.00%; Small Capitalization, 2.00%; International Equity, 2.30%; Health & Biotechnology, 2.30%; Technology & Communications, 2.30%; Financial Services, 2.30%; and Energy & Basic Materials, 2.30%.

      For the fiscal year ended August 31, 2002 the net expenses for the Portfolios were: U.S. Government Money Market, 1.17% (taking into account the expense reimbursement/waiver of 0.31%); Investment Quality Bond, 1.24%(taking into account the expense reimbursement/waiver of 0.22%); Municipal Bond, 1.27%(taking into account the expense reimbursement/waiver of 1.13%); Large Capitalization Value, 1.42% (taking into account the expense reimbursement/waiver of 0.12%); Large Capitalization Growth, 1.40% (taking into account the expense reimbursement/waiver of 0.16%); Small Capitalization, 1.40% (taking into account the expense reimbursement/waiver of 0.19%); International Equity, 1.60% (taking into account the expense reimbursement/waiver of 0.49%); Health & Biotechnology Portfolio 1.86% (taking into account the expense reimbursement/waiver of 0.00%), Technology &

      Communications Portfolio 2.08% (taking into account the expense reimbursement/waiver of 0%), Mid Capitalization Portfolio 1.45% (taking into account the expense reimbursement/waiver of 0%), Financial Services Portfolio 2.30% (taking into account the expense reimbursement/waiver of 1.73%), or Energy & Basic Materials Portfolio 2.30% (taking into account the expense reimbursement/waiver of 0.84%). The net expenses of the Health & Biotechnology Portfolio, Technology & Communications Portfolio, Mid Capitalization Portfolio, Financial Services Portfolio and Energy & Basic Materials Portfolio reflect the pro forma combined operations of the portfolios after the applicable reorganization. The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice. For the year ended August 31, 2002, reimbursement/waiver payments were made by the Portfolios to the Manager under the terms of the Expense Agreement. In addition, the Health & Biotechnology Portfolio, Technology & Communications Portfolio, Mid Capitalization Portfolio, Financial Services Portfolio or Energy & Basic Materials Portfolio have agreed to assume the remaining obligations of the corresponding Predecessor Orbitex Fund under its Expense Reimbursement/waiver Agreement with Orbitex Management, Inc. Thus, the "Other Expenses" of the combined fund also includes such obligations of the Predecessor Orbitex Fund.

      EXAMPLE. This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. This example shows what expenses you could pay over time. The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

- IF YOU HELD OR SOLD YOUR SHARES

              U.S. Government        Investment
                Money Market        Quality Bond      Municipal Bond   Large Capitalization
                 Portfolio            Portfolio         Portfolio         Value Portfolio
                 ---------            ---------         ---------         ---------------
1 year              $151              $  149            $  243                $  157
3 years              468              $  462            $  748                $  486
5 years              808              $  797            $1,280                $  839
10 years            1768              $1,746            $2,736                $1,834

                     Large               Mid              Small                             Health &
                Capitalization     Capitalization    Capitalization    International      Biotechnology
               Growth Portfolio       Portfolio         Portfolio     Equity Portfolio      Portfolio
               ----------------       ---------         ---------     ----------------      ---------
1 year              $  159              $  148            $  162            $  212            $  189
3 years             $  493              $  459            $  502            $  655            $  585
5 years             $  850              $  792            $  866            $1,124            $1,006
10 years            $1,856              $1,735            $1,889            $2,421            $2,180

                    Technology &          Financial Services      Energy & Basic
              Communications Portfolio        Portfolio         Materials Portfolio
              ------------------------        ---------         -------------------
1 year                 $  211                  $  405               $  317
3 years                $  652                  $1,227               $  969
5 years                $1,119                  $2,064               $1,645
10 years               $2,410                  $4,231               $3,448

ADDITIONAL INVESTMENT STRATEGY INFORMATION

      This section provides additional information relating to each Portfolio's principal strategies.

      DEFENSIVE INVESTING. The Portfolios are intended primarily as vehicles for the implementation of a long-term investment program utilizing asset allocation strategies rendered through investment advisory programs that are based on an evaluation of an investor's investment objectives and risk tolerance. Because these asset allocation strategies are designed to spread investment risk across the various segments of the securities markets through investment in a number of Portfolios, each individual

Portfolio generally intends to be substantially fully invested in accordance with its investment objectives and policies during most market conditions. Although the Adviser of a Portfolio may, upon the concurrence of the Manager, take a temporary defensive position during adverse market conditions, it can be expected that a defensive posture will be adopted less frequently than would be by other mutual funds. This policy may impede an Adviser's ability to protect a Portfolio's capital during declines in the particular segment of the market to which the Portfolio's assets are committed.

      FORWARD CURRENCY CONTRACTS. A Portfolio's investments also may include forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. A Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities or securities it may purchase and the currencies in which they are determined or to gain exposure to currencies underlying various securities or financial instruments.

      INVESTMENT POLICIES. The percentage limitations relating to the composition of a Portfolio referenced in the discussion of a Portfolio apply at the time a Portfolio acquires an investment and refer to the Portfolio's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require a Portfolio to sell any Portfolio security. A Portfolio may change its principal investment strategies without shareholder approval; however you would be notified of any change.

      DERIVATIVES AND OTHER STRATEGIES. Certain Portfolios may invest in options, futures, foreign securities, foreign currencies, and other derivatives (collectively, "Derivative Transactions"), and may enter into certain types of short sales. If these practices are used by a Portfolio, the intent would be primarily to hedge the Portfolio's holdings. For example, a Portfolio may purchase or sell options contracts on equity securities to hedge against the risk of fluctuations in the prices of securities held by the Portfolio. Or, a Portfolio may purchase or sell stock index futures contracts and might purchase put options or write call options on such futures contracts to protect against a general stock market decline or decline in a specific market sector that could adversely affect the Portfolio's holdings.

      Investing for hedging purposes may result in certain transaction costs, which may reduce a Portfolio's performance. In addition, no assurances can be given that hedging will be implemented or that each derivative position will achieve a perfect correlation with the security or currency being hedged against.

      EXCHANGE TRADED FUNDS. The Health & Biotechnology Portfolio may invest up to 10% of its net assets in shares of various Exchange Traded Funds ("ETFs") that seek to track the performance of various portions or segments of the equity markets. No more than 5% of the Portfolio's net assets will be invested in any one ETF.

ADDITIONAL RISK INFORMATION

      This section provides additional information relating to principal risks of investing in the Portfolios.

      The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described.

      FOREIGN SECURITIES. Foreign securities may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuation, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, and a lack of governmental regulation. Consequently, there is a risk that a foreign security may never reach the price that the Adviser believes is representative of its full value or that it may even go down in price.

      JUNK BONDS. A Portfolio's investments in securities rated lower than investment grade or if unrated of comparable quality as determined by the Adviser (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The illiquidity of the market may also adversely affect the ability of the Trust's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's net asset value.

      OPTIONS AND FUTURES. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Adviser's predictions of movements in the direction of the stock, bond, stock index, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

      FORWARD CURRENCY CONTRACTS. A Portfolio's participation in forward currency contracts also involves risks. If the Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve a significant risk.

      STOCK MARKET RISK. Stock markets are volatile and there is a risk that the price of a security will rise or fall due to changing economic, political or market conditions, as well as company-specific factors (see "Issuer-Specific Risk" below). Consequently, the value of your investment in a Portfolio will go up and down, which means that you could lose money.

      SMALL AND MID-SIZED COMPANIES. The Portfolios may invest in companies with small and medium market capitalizations. Market capitalization refers to the total market value of the outstanding stock of a company. Small cap companies generally have a market capitalization of under $1 billion and mid cap companies generally have a market capitalization between $1 billion and $15 billion. Investing in such companies may involve more risk than is usually associated with investing in larger, more established companies. Small and mid cap companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, markets, financial resources and less experienced management. Small and mid cap companies are often traded in the over-the-counter market, and the low market liquidity of these securities may have an adverse effect on the ability of the Portfolio to sell certain securities at favorable prices. Such securities usually trade in lower volumes and are subject to greater and more unpredictable price fluctuations than larger cap securities or the stock market in general. This also may impede the Portfolio's ability to obtain market quotations based on actual trades in order to value the Portfolio's securities. Small and mid cap securities may have returns that can vary, occasionally significantly, from the market in general. In addition, small and mid cap companies may not pay a dividend. Although income may not be a primary goal of a Portfolio, dividends can cushion returns in a falling market.

      ISSUER-SPECIFIC RISKS. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

      PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

      INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities may be more sensitive to interest rate changes.

      EXCHANGE TRADED FUNDS. Shares of exchange-traded index funds have many of the same risks as direct investments in common stocks. Their market value is expected to rise and fall as the value of the underlying index rises and falls. In addition, the market value of their shares may differ from the net asset value of the particular fund. If the Health & Biotechnology Portfolio invests in shares of ETFs it would, in addition to its own expenses, indirectly bear its ratable share of the ETF's expenses (e.g., advisory, administrative or 12b-1 fees). In addition, the Portfolio would have increased market exposure to those companies held in its portfolio that are also held by the ETF.

INVESTMENT MANAGER

      The Manager and the Trust have obtained an exemptive order (the "Order") from the Securities and Exchange Commission that permits the Manager to enter into investment advisory agreements with Advisers without obtaining shareholder approval. The Manager, subject to the review and approval of the Board of Trustees of the Trust, selects Advisers for each Portfolio and supervises and monitors the performance of each Adviser.

      The Order also permits the Manager, subject to the approval of the Trustees, to replace investment advisers or amend investment advisory agreements, including fees, without shareholder approval whenever the Manager and the Trustees believe such action will benefit a Portfolio and its shareholders. This means that the Manager can reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. The Manager compensates each Adviser out of its management fee.

      The total amount of investment management fees payable by each Portfolio to the Manager may not be changed without shareholder approval.

                 Portfolio                                         Manager's Fee
                 ---------                                         -------------
                 U.S. Government Money Market Portfolio              0.475%
                 Investment Quality Bond Portfolio                    0.55%
                 Municipal Bond Portfolio                             0.55%
                 Large Capitalization Value Portfolio                 0.65%
                 Large Capitalization Growth Portfolio                0.65%
                 Mid Capitalization Portfolio                         0.75%
                 Small Capitalization Portfolio                       0.65%
                 International Equity Portfolio                       0.75%
                 Health & Biotechnology Portfolio                     1.25%
                 Technology & Communications Portfolio                1.25%
                 Financial Services Portfolio                         1.25%
                 Energy & Basic Materials Portfolio                   1.25%

      The Manager is located at 1101 Stewart Avenue, Suite 207, Garden City, New York 11530. Orbitex-Saratoga Capital Management, LLC is a Delaware limited liability company.

ADVISERS

      The following set forth certain information about each of the Advisers:

      Sterling Capital Management Company ("Sterling"), a registered investment adviser, located at Two Morrocraft Centre, 4064 Colony Road, Suite 300, Charlotte, NC 28211, serves as the Adviser to the U.S. Government Money Market Portfolio. Sterling is a 100% employee owned North Carolina limited liability company formed in 1970. Sterling provides investment management services to corporations, pension and profit-sharing plans, trusts, estates and other institutions and individuals. As of September 30, 2002, Sterling had approximately $5.4 billion in assets under management.

      OpCap Advisors ("OpCap"), a registered investment adviser, located at 1345 Avenue of the Americas, New York, NY 10105, serves as Adviser to the Municipal Bond Portfolio and the Large Capitalization Value Portfolio. OpCap is a majority owned subsidiary of Oppenheimer Capital, a registered investment adviser, founded in 1968. Oppenheimer Capital is an indirect wholly owned subsidiary of Allianz Dresdner Asset Management of America L.P. ("ADAM LP"), a registered investment adviser. Allianz AG, the world's second largest insurance company as measured by premium income, is the majority owner of ADAM LP. As of September 30, 2002, Oppenheimer Capital and its subsidiary OpCap had assets under management of approximately $26 billion.

      Fox Asset Management LLC ("Fox"), a registered investment adviser, serves as Adviser to the Investment Quality Bond and Small Capitalization Portfolios. Fox was formed in 1985. Fox is 20% owned by its current employees, with a controlling interest held by Eaton Vance Corp. Fox is located at 44 Sycamore Avenue, Little Silver, NJ 07739. As of August 31, 2002, assets under management by Fox were approximately $2.1 billion.

      Harris Bretall Sullivan & Smith, L.L.C. ("Harris Bretall"), a registered investment adviser, serves as Adviser to the Large Capitalization Growth Portfolio and the Financial Services Portfolio. The firm's predecessor, Harris Bretall Sullivan & Smith, Inc., was founded in 1971. Value Asset Management, Inc., a holding company owned by BancBoston Ventures, Inc., is the majority owner. Located at One Sansome Street, Suite 3300, San Francisco, CA 94104, the firm managed assets of approximately $2.6 billion as of September 30, 2002.

      Pictet International Management Limited, a registered investment adviser located at Tower 43, Level 37, 25 Old Broad Street, London, EC2N 1HQ, serves as the Adviser to the International Equity Portfolio. Pictet International Management Limited was established in 1980. As of September 30, 2002 Pictet International Management Limited had assets under management of approximately $1 billion.

      UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), a registered investment adviser located at UBS Tower, One North Wacker Drive, Chicago, IL 60606, serves as the Adviser to the Health & Biotechnology Portfolio. As of September 30, 2002 UBS Global AM had approximately $35.3 billion in assets under management. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group ("the Group") of UBS AG. As of September 30, 2002, the Group had approximately $385.2 billion in assets under management. UBS AG is an internationally diversified organization headquartered in Basel and Zurich, Switzerland, with operations in many areas of the financial services industry.

      Columbus Circle Investors, a registered investment adviser located at Metro Center, One Station Place Stamford, CT 06902, serves as the Adviser to the Technology & Communications Portfolio. Columbus Circle Investors is an independently owned registered investment adviser that was established in 1975. The firm provides investment management services to corporations, public funds, endowments and foundations, Taft-Hartley accounts, and healthcare organizations. As of September 30, 2002 Columbus Circle Investors had approximately $2.2 billion in assets under management.

      Caterpillar Investment Management Ltd. ("CIML"), a registered investment adviser located at 411 Hamilton Boulevard, Suite 1200, Peoria, Illinois 61602-1104, serves as the Adviser to the Mid Capitalization Portfolio and the Energy & Basic Materials Portfolio. CIML is a wholly-owned subsidiary of Caterpillar Inc., an international manufacturer of machinery and engines and provider of financial products. As of October 31, 2002 CIML had approximately $2.5 billion in assets under management.

ADMINISTRATION

      The Bank of New York, located at 15 Broad Street, 7th Floor, New York, New York 10286, is the custodian of the assets of the Trust.

      Orbitex Data Services, Inc., located at 4020 South 147th Street, Suite #2, Omaha, NE 68137 serves as the Trust's transfer agent.

      Orbitex Fund Services, Inc. provides administrative and fund accounting services to the Trust. As such, they manage the administrative affairs of the Trust, calculate the net asset value of the shares of each Portfolio, and create and maintain the Trust's required financial records.

SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

      The price of shares of each Portfolio called "net asset value," is based on the value of the Portfolio's investments.

      The net asset value per share of each Portfolio is determined once daily at the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Standard Time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

      The value of each Portfolio's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which an Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Trust's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price.

      All securities held by the U.S. Government Money Market Portfolio and debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. The amortized cost valuation method involves valuing a debt obligation in reference to its cost rather than market forces.

PURCHASE OF SHARES

      Purchase of shares of a Portfolio must be made through a dealer having a sales agreement with Orbitex Funds Distributor, Inc., the Trust's general distributor (the "Distributor"), or directly through the Distributor. Shares of a Portfolio are available to participants in Consulting Programs and to other investors and investment advisory services. The purchase price is the net asset value per share next determined after receipt of an order by the Distributor. For more information regarding the purchase of shares, contact the Trust at 1-888-672-4839.

      Information regarding transaction processing and the establishment of new accounts should be sent to:

      The Saratoga Advantage Trust
      c/o Orbitex Data Services, Inc.
      4020 South 147th Street, Suite #2
      Omaha, NE 68137

      Funds should be wired to:

      First National Bank of Omaha
      ABA No. 104000016
      Credit: Name of the Fund, DDA Account NO. 11286033
      FBO:  Shareholder Name, Name of Fund, Shareholder Account Information

      INVESTMENT ADVISORY PROGRAMS. The Trust is designed to allow Consulting Programs and other investment advisory programs to relieve investors of the burden of devising an asset allocation strategy to meet their individual needs as well as selecting individual investments within each asset category among the myriad choices available. Generally, the Consulting Programs provide advisory services in connection with investments among the Portfolios by identifying the investor's risk tolerance and investment objectives through evaluation of an investor questionnaire; identifying and recommending an appropriate allocation of assets among the Portfolios that is intended to conform to such risk tolerance and objectives in a recommendation; and providing, on a periodic basis, an analysis and evaluation of the investor's account and recommending any appropriate changes in the allocation of assets among the Portfolios. The investment advisers for the Consulting Programs are also responsible for reviewing the asset allocation recommendations and performance reports with the investor, providing any interpretations, monitoring identified changes in the investor's financial characteristics and the implementation of investment decisions.

      The investment advisers in the Consulting Programs may use the Manager's Saratoga SHARP(R) Program in assisting their clients in translating investor needs, preferences and attitudes into suggested portfolio allocations. In addition, the Manager may provide some or all of the administrative services to the investment advisers for the Consulting Programs such as the preparation, printing and processing of investment questionnaires and investment literature and other client communications. The Manager receives a fee from the investment adviser for these services.

      The fee payable by the client for the Consulting Programs is subject to negotiation between the client and his or her investment advisor and is paid directly by each advisory client to his or her investment advisor either by redemption of Portfolio shares or by separate payment.

      OTHER ADVISORY PROGRAMS. Shares of the Portfolios are also available for purchase by certain registered investment advisers (other than the investment advisers for the Consulting Programs) as a means of implementing asset allocation recommendations based on an investor's investment objectives and risk tolerance. In order to qualify to purchase shares on behalf of its clients, the investment advisor must be approved by the Manager. Investors purchasing shares through these investment advisory programs will bear different fees for different levels of services as agreed upon with the investment advisers offering the programs. Registered investment advisers interested in utilizing the Portfolios for the purposes described above should call 800-807-FUND (800-807-3863).

      CONTINUOUS OFFERING. For Class I shares of the Trust, the minimum initial investment in the Trust is $10,000 and the minimum investment in any individual Portfolio (other than the U.S. Government Money Market Portfolio) is $250; there is no minimum investment for the U.S. Government Money Market Portfolio. For employees and relatives of: the Manager, firms distributing shares of the Trust, and the Trust service providers and their affiliates, the minimum initial investment is $1,000 with no individual Portfolio minimum. There is no minimum initial investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations, and individual retirement accounts. The minimum subsequent investment in the Trust is $100 and there is no minimum subsequent investment for any Portfolio. The Trust reserves the right at any time to vary the initial and subsequent investment minimums.

      The Trust offers an Automatic Investment Plan under which purchase orders of $100 or more may be placed periodically in the Trust. The purchase price is paid automatically from cash held in the shareholder's designated account. For further information regarding the Automatic Investment Plan, shareholders should contact their Consulting Broker or the Trust at 800-807-FUND (800-807-3863).

      The sale of shares will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Board of Trustees whenever the Board judges it to be in the best interest of the Trust to do so. The Distributor in its sole discretion, may accept or reject any purchase order.

      The Distributor will from time to time provide compensation to dealers in connection with sales of shares of the Trust including financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns.

REDEMPTION OF SHARES

      Shares of a Portfolio may be redeemed at no charge on any day that the Portfolio calculates its net asset value. Redemption requests received in proper form prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value next determined. A Portfolio is required to transmit redemption proceeds for credit to the shareholder's account at no charge within seven days after receipt of a redemption request. However, payments for redemptions of shares purchased by check will not be transmitted until the check clears, which may take up to 15 days from the purchase date.

      Redemption requests may be given to a dealer having a selling agreement with the Distributor (who is responsible for transmitting them to the Trust's Transfer Agent) or directly to the Transfer Agent, if the shareholder purchased shares directly from the Distributor. In order to be effective, certain redemption requests of a shareholder may require the submission of documents commonly required to assure the safety of a particular account.

      The agreement relating to participation in a Consulting Program between a client and the investment adviser typically will provide that, absent separate payment by the participant, fees charged pursuant to that agreement may be paid through automatic redemptions of a portion of the participant's Trust account.

      The Trust may suspend redemption procedures and postpone redemption payment during any period when the NYSE is closed other than for customary weekend or holiday closing or when the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement.

      Certain requests require a signature guarantee. To protect you and the Trust from fraud, certain transactions and redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee in the discretion of the Trust or Transfer Agent):

      1.    Re-registration of the account.
      2.    Changing bank wiring instructions on the account.
      3.    Name change on the account.
      4. Setting up/changing systematic withdrawal plan to a secondary address.
      5.    Redemptions greater than $25,000.
      6. Any redemption check that is made payable to someone other than the shareholder(s).
      7. Any redemption check that is being mailed to a different address than the address of record.
      8.    Your account registration has changed within the last 30 days.

      You should be able to obtain a signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

      INVOLUNTARY REDEMPTIONS. Due to the relatively high cost of maintaining small accounts, the Trust may redeem an account having a current value of $7,500 or less as a result of redemptions, but not as a result of a fluctuation in a Portfolio's net asset value or redemptions to pay fees for Consulting Programs, after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Involuntary redemptions may result in the liquidation of Portfolio holdings at a time when the value of those holdings is lower than the investor's cost of the investment or may result in the realization of taxable capital gains.

      EXCHANGE PRIVILEGE. Shares of a Portfolio may be exchanged without payment of any exchange fee for shares of another Portfolio of the same Class at their respective net asset values. The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief.

      An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Portfolio shares being acquired may be legally sold.

      The Manager reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the Securities and Exchange Commission.

      With regard to redemptions and exchanges made by telephone, the Distributor and the Trust's Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

      Because excessive trading (including short-term "market timing" trading) can limit a Portfolio's performance, each Portfolio may refuse any exchange orders (1) if they appear to be market-timing transactions involving significant portions of a Portfolio's assets or (2) from any shareholder account if the shareholder or his or her broker-dealer has been advised that previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including those with the same taxpayer ID number and those administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be considered one account for this purpose.

DIVIDENDS AND DISTRIBUTIONS

      Net investment income (i.e., income other than long and short term capital gains) and net realized long and short term capital gains will be determined separately for each Portfolio. Dividends derived from net investment income and distributions of net realized long and short term capital gains paid by a Portfolio to a shareholder will be automatically reinvested (at current net asset value) in additional shares of that Portfolio (which will be deposited in the shareholder's account) unless the shareholder instructs the Trust, in writing, to pay all dividends and distributions in cash. Dividends attributable to the net investment income of the U.S. Government Money Market Portfolio, the Municipal Bond Portfolio and the Investment Quality Bond Portfolio will be declared daily and paid monthly. Shareholders of those Portfolios receive dividends from the day following the purchase settlement up to and including the date of redemption settlement. Dividends attributable to the net investment income settlement of the remaining Portfolios are declared and paid at least annually. Distributions of any net realized long-term and short term capital gains earned by a Portfolio will be made annually.

TAX CONSEQUENCES

      The following tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Trust. Unless your investment in the Trust is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when a Portfolio makes distributions and when you sell Portfolio shares, including an exchange to another Portfolio.

      TAXES ON DISTRIBUTIONS. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Trust.

      With respect to the Municipal Bond Portfolio, distributions designated as "exempt - interest dividends" generally will be exempt from federal income tax. However, income exempt from federal income tax may be subject to state or local tax. In addition, income derived from certain municipal securities may be subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities generally is exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income. If you borrow money to purchase shares of the Portfolio, the interest on the borrowed money generally is not deductible for personal income tax purposes.

      If more than 50% of a Portfolio's assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Portfolio.

      You will be sent annually a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

      TAXES ON SALES. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Portfolio shares for shares of another Portfolio is treated for tax purposes like a sale of your original Portfolio shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

      When you open your Portfolio account, you should provide your social security or tax identification number on your investment application. By providing this information, you can avoid being subject to federal backup withholding on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

      The financial highlights tables are intended to help you understand each Portfolio's financial performance for the periods shown. The total returns in the table represent the rate an investor would have earned or lost on an investment in each respective Portfolio (assuming reinvestment of all dividends and distributions).

      The information for the first seven Portfolios has been audited by Ernst & Young, LLP, Independent Auditors to the Trust, whose report, along with the financial statements for each of these seven Portfolios is included in the annual report, which is available upon request.

      The Information for the Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio, and Energy & Basic Materials Portfolio for the six month period ended October 31, 2002 is unaudited and reflects all adjustments which are, in the opinion of the Manager, necessary to a fair statement of the results for this period. The remainder of the information for each of these Portfolios has been audited by PricewaterhouseCoopers LLP, Independent Auditors to the Predecessor Orbitex Funds, whose report, along with the financial statements for each of these Portfolios is included in the annual report of the Predecessor Orbitex Funds, which is available upon request.

      No information is provided for the Mid Capitalization Portfolio because it has not been in operation for a full year.

      Prior to reorganizing into the Saratoga Advantage Trust, the Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio, and Energy & Basic Materials Portfolio had fiscal year ends of April 30. In future years the fiscal year ends of all of the Saratoga Portfolios will be August 31.

                                                            U.S. Government Money Market Portfolio
                                                                        Class I Shares
                                           ------------------------------------------------------------------------
                                           Year Ended      Year Ended     Year Ended      Year Ended     Year Ended
                                           August 31,      August 31,     August 31,      August 31,     August 31,
                                              2002            2001           2000            1999           1998
                                              ----            ----           ----            ----           ----
Net Asset Value, Beginning of Year            $1.000        $1.000          $1.000          $1.000        $1.000

Income (Loss) from Investment
Operations:

  Net investment income (loss)                 0.010         0.040           0.048           0.044         0.045
  Net realized and unrealized gain
   (loss) on investments

  Total income (loss) from investment
   operations                                  0.010         0.040           0.048           0.044         0.045

  Less distributions from net
   investment income                          (0.010)       (0.040)         (0.048)         (0.044)       (0.045)
  Less distributions from net realized
   gain                                           --            --              --              --            --

  Total distributions from net investment
   income and net realized gains              (0.010)       (0.040)         (0.048)         (0.044)       (0.045)

Net Asset Value, End of Year                  $1.000        $1.000          $1.000          $1.000        $1.000
                                              ======        ======          ======          ======        ======

  Total Return*                                 1.61%         4.52%           4.96%           4.11%         4.59%
                                              ======        ======          ======          ======        ======

Ratios and Supplemental Data:
  Net assets, end of year (in 000's)         $37,481       $41,081         $35,605         $48,358       $38,492
   Ratio of net operating expenses to
     average net assets                         1.17%         1.06%           1.04%           1.00%         1.12%
   Ratio of expenses to average net
     assets before waivers and
     reimbursements                             1.48%         1.07%           1.04%           1.02%         1.30%
   Ratio of net investment income to
     average net assets                         1.21%         4.40%           4.82%           4.02%         4.41%
   Portfolio turnover rate                       N/A           N/A             N/A             N/A           N/A

* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

                                                               Investment Quality Bond Portfolio
                                                                        Class I Shares
                                           ------------------------------------------------------------------------
                                           Year Ended      Year Ended     Year Ended      Year Ended     Year Ended
                                           August 31,      August 31,     August 31,      August 31,     August 31,
                                              2002            2001           2000            1999           1998
                                              ----            ----           ----            ----           ----
Net Asset Value, Beginning of Year          $10.43          $ 9.90         $ 9.88          $10.29         $10.09

Income (Loss) from Investment
Operations:

  Net investment income (loss)                0.48            0.51           0.54            0.49           0.50
  Net realized and unrealized gain
   (loss) on investments                      0.33            0.53           0.02           (0.35)          0.21

  Total income (loss) from investment
   operations                                 0.81            1.04           0.56            0.14           0.71

  Less distributions from net
   investment income                         (0.51)          (0.51)         (0.54)          (0.49)         (0.50)
  Less distributions from net realized
   gain                                      (0.02)             --             --           (0.06)         (0.01)

  Total distributions from net investment
   income and net realized gains             (0.53)          (0.51)         (0.54)          (0.55)         (0.51)

Net Asset Value, End of Year                $10.71          $10.43         $ 9.90          $ 9.88         $10.29
                                            ======          ======         ======          ======         ======

  Total Return*                               8.07%          10.70%          5.83%           1.33%          7.21%
                                            ======          ======         ======          ======         ======
Ratios and Supplemental Data:
  Net assets, end of year (in 000's)       $30,847         $40,464        $33,199         $41,070        $35,724
   Ratio of net operating expenses to
     average net assets                       1.24%           1.09%          1.11%           1.05%          1.19%
   Ratio of expenses to average net
     assets before waivers and
     reimbursements                           1.46%           1.24%          1.16%           1.06%          1.37%
   Ratio of net investment income
     (loss) to average net assets             4.85%           4.92%          5.47%           4.85%          4.86%
   Portfolio turnover rate                      46%             52%            52%             62%            44%

* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

                                                                   Municipal Bond Portfolio
                                                                        Class I Shares
                                           ------------------------------------------------------------------------
                                           Year Ended      Year Ended     Year Ended      Year Ended     Year Ended
                                           August 31,      August 31,     August 31,      August 31,     August 31,
                                              2002            2001           2000            1999           1998
                                              ----            ----           ----            ----           ----
Net Asset Value, Beginning of Year          $10.65          $10.90         $10.00          $10.72         $10.33

Income (Loss) from Investment
Operations:

  Net investment income (loss)                0.39            0.42           0.43            0.42           0.43
  Net realized and unrealized gain
   (loss) on investments                      0.02            0.56           0.15           (0.68)          0.42

  Total income (loss) from investment
   operations                                 0.41            0.98           0.58           (0.26)          0.85

  Less distributions from net
   investment income                         (0.41)          (0.42)         (0.43)          (0.42)         (0.44)
  Less distributions from net realized
   gain                                      (0.02)             --          (0.06)          (0.04)         (0.02)

  Total distributions from net investment
   income and net realized gains             (0.43)          (0.42)         (0.49)          (0.46)         (0.46)

Net Asset Value, End of Year                $10.63          $10.65         $10.09          $10.00         $10.72
                                            ======          ======         ======          ======         ======

  Total Return *                              4.01%           9.96%          6.08%          (2.55%)         8.42%
                                            ======          ======         ======          ======         ======

Ratios and Supplemental Data:
  Net assets, end of year (in 000's)        $9,681         $11,874        $10,021         $11,556         $9,794
   Ratio of net operating expenses to
     average net assets                       1.27%           1.20%          1.20%           1.20%          1.20%
   Ratio of expenses to average net
     assets before waivers and
     reimbursements                           2.40%           1.74%          1.62%           1.68%          2.15%
   Ratio of net investment income
     (loss) to average net assets             3.95%           4.08%          4.43%           3.96%          4.07%
   Portfolio turnover rate                      48%             21%            12%             23%            18%

* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

                                                             Large Capitalization Value Portfolio
                                                                        Class I Shares
                                           ------------------------------------------------------------------------
                                           Year Ended      Year Ended     Year Ended      Year Ended     Year Ended
                                           August 31,      August 31,     August 31,      August 31,     August 31,
                                              2002            2001           2000            1999           1998
                                              ----            ----           ----            ----           ----
Net Asset Value, Beginning of Year          $19.27          $18.51         $20.59          $18.15         $18.57

Income (Loss) from Investment
Operations:

  Net investment income (loss)                0.03            0.06           0.12            0.13           0.14
  Net realized and unrealized gain
   (loss) on investments                     (4.63)           1.27          (0.23)           3.40           0.07

  Total income (loss) from investment
   operations                                (4.60)           1.33          (0.11)           3.53           0.21

  Less distributions from net
   investment income                         (0.04)          (0.11)         (0.17)          (0.09)         (0.39)
  Less distributions from net realized
   gain                                      (1.61)          (0.46)         (1.80)          (1.00)         (0.24)

  Total distributions from net investment
   income and net realized gains             (1.65)          (0.57)         (1.97)          (1.09)         (0.63)

Net Asset Value, End of Year                $13.02          $19.27         $18.51          $20.59         $18.15
                                            ======          ======         ======          ======         ======

  Total Return*                             (26.20%)          7.25%         (0.49%)         19.84%          0.96%
                                            ======          ======         ======          ======         ======

Ratios and Supplemental Data:
  Net assets, end of year (in 000's)       $57,694         $76,543        $75,516         $78,516        $42,641
   Ratio of net operating expenses to
     average net assets                       1.42%           1.24%          1.02%           1.10%          1.30%
   Ratio of expenses to average net
     assets before waivers and
     reimbursements                           1.54%           1.24%          1.02%           1.12%          1.39%
   Ratio of net investment income
     (loss) to average net assets             0.28%           0.32%          0.68%           0.84%          0.69%
   Portfolio turnover rate                      84%             86%            90%             67%            54%

* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

                                                             Large Capitalization Growth Portfolio
                                                                        Class I Shares
                                           ------------------------------------------------------------------------
                                           Year Ended      Year Ended     Year Ended      Year Ended     Year Ended
                                           August 31,      August 31,     August 31,      August 31,     August 31,
                                              2002            2001           2000            1999           1998
                                              ----            ----           ----            ----           ----
Net Asset Value, Beginning of Year          $15.12          $33.61         $26.98          $17.83         $17.87

Income (Loss) from Investment
Operations:

  Net investment income (loss)               (0.10)          (0.09)         (0.11)          (0.09)         (0.07)
  Net realized and unrealized gain
   (loss) on investments                     (3.60)         (15.22)          8.40            9.65           0.81

  Total income (loss) from investment
   operations                                (3.70)         (15.31)          8.29            9.56           0.74

  Less distributions from net
   investment income                            --              --             --              --             --
  Less distributions from net realized
   gain                                      (0.04)          (3.18)         (1.66)          (0.41)         (0.78)

  Total distributions from net investment
   income and net realized gains             (0.04)          (3.18)         (1.66)          (0.41)         (0.78)

Net Asset Value, End of Year                $11.38          $15.12         $33.61          $26.98         $17.83
                                            ======          ======         ======          ======         ======

  Total Return*                             (24.78%)        (48.49%)        31.45%          54.03%          3.91%
                                            ======          ======         ======          ======         ======

Ratios and Supplemental Data:
  Net assets, end of year (in 000's)       $44,238         $70,129       $142,600        $115,586        $66,537
   Ratio of net operating expenses to
     average net assets                       1.40%           1.24%          0.89%           1.02%          1.18%
   Ratio of expenses to average net
     assets before waivers and
     reimbursements                           1.56%           1.30%          0.94%           1.02%          1.25%
   Ratio of net investment income
     (loss) to average net assets            (0.56%)         (0.56%)        (0.35%)         (0.36%)        (0.34%)
   Portfolio turnover rate                      32%             36%            33%             39%            45%

* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

                                                                Small Capitalization Portfolio
                                                                        Class I Shares
                                           ------------------------------------------------------------------------
                                           Year Ended      Year Ended     Year Ended      Year Ended     Year Ended
                                           August 31,      August 31,     August 31,      August 31,     August 31,
                                              2002            2001           2000            1999           1998
                                              ----            ----           ----            ----           ----
Net Asset Value, Beginning of Year          $12.04          $12.90         $10.10          $ 9.82         $15.05

Income (Loss) from Investment
Operations:

  Net investment income (loss)               (0.04)          (0.01)         (0.04)          (0.05)         (0.10)
  Net realized and unrealized gain
   (loss) on investments                     (0.56)           0.30           2.96            3.02          (4.20)

  Total income (loss) from investment
   operations                                (0.60)           0.29           2.92            2.97          (4.30)

  Less distributions from net
   investment income                            --              --             --              --             --
  Less distributions from net realized
   gain                                      (1.18)          (1.15)         (0.12)          (2.69)         (0.93)

  Total distributions from net investment
   income and net realized gains             (1.18)          (1.15)         (0.12)          (2.69)         (0.93)

Net Asset Value, End of Year                $10.26          $12.04         $12.90          $10.10         $ 9.82
                                            ======          ======         ======          ======         ======

  Total Return*                              (5.43%)          3.40%         29.41%          34.91%        (30.64%)
                                            ======          ======         ======          ======         ======

Ratios and Supplemental Data:
  Net assets, end of year (in 000's)       $29,037         $46,249        $48,275         $38,225        $23,235
   Ratio of net operating expenses to
     average net assets                       1.40%           1.30%          1.25%           1.21%          1.28%
   Ratio of expenses to average net
     assets before waivers and
     reimbursements                           1.59%           1.46%          1.26%           1.31%          1.44%
   Ratio of net investment income
     (loss) to average net assets            (0.24%)         (0.15%)        (0.37%)         (0.60%)        (0.63%)
   Portfolio turnover rate                      17%             96%            59%             32%            96%

* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

                                                                International Equity Portfolio
                                                                        Class I Shares
                                           ------------------------------------------------------------------------
                                           Year Ended      Year Ended     Year Ended      Year Ended     Year Ended
                                           August 31,      August 31,     August 31,      August 31,     August 31,
                                              2002            2001           2000            1999           1998
                                              ----            ----           ----            ----           ----
Net Asset Value, Beginning of Year          $ 9.07          $15.65         $13.18          $10.92         $10.74

Income (Loss) from Investment
Operations:

  Net investment income (loss)               (0.01)          (0.04)         (0.01)           0.11           0.13
  Net realized and unrealized gain
   (loss) on investments                     (1.98)          (5.29)          2.74            2.25           0.09

  Total income (loss) from investment
   operations                                (1.99)          (5.33)          2.73            2.36           0.22

  Less distributions from net
   investment income                            --              --          (0.08)          (0.10)         (0.04)
  Less distributions from net realized
   gain                                         --           (1.25)         (0.18)             --             --

  Total distributions from net investment
   income and net realized gains                --           (1.25)         (0.26)          (0.10)         (0.04)

Net Asset Value, End of Year                $ 7.08          $ 9.07         $15.65          $13.18         $10.92
                                            ======          ======         ======          ======         ======

  Total Return*                             (22.20%)        (36.08%)        20.72%          21.70%          2.08%
                                            ======          ======         ======          ======         ======
Ratios and Supplemental Data:
  Net assets, end of year (in 000's)        $13,489         $22,020        $35,887         $28,743        $18,967
   Ratio of net operating expenses to
     average net assets                       1.60%           1.40%          1.28%           1.45%          1.40%
   Ratio of expenses to average net
     assets before waivers and
     reimbursements                           2.09%           1.67%          1.45%           1.49%          1.96%
   Ratio of net investment income
     (loss) to average net assets            (0.06%)         (0.33%)        (0.08%)          1.00%          1.14%
   Portfolio turnover rate                      24%             45%            45%             46%            58%

* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

                                                                         Health & Biotechnology Portfolio*
                                                                                   Class A Shares
                                                              ----------------------------------------------------------
                                                              Six Months
                                                              Ended
                                                              October 31,      Year Ended                   Period Ended
                                                              2002             April 30,    Year Ended      April 30,
                                                              (Unaudited)      2002(b)      April 30, 2001  2000(a)(b)
                                                              -----------      -------      --------------  ----------
Net Asset Value, Beginning of Year                              $14.94         $16.53          $17.33          $10.00

Income (Loss) from Investment Operations:
  Net investment loss                                            (0.12)         (0.26)          (0.32)          (0.21)
  Net Realized and unrealized gain (loss) on
      investments                                                (3.49)         (1.33)           0.03            7.54(e)

  Total income (loss) from investment operations                 (3.61)         (1.59)          (0.29)           7.33

  Less distributions from net investment income                     --             --              --              --
  Less distributions from net realized gain                         --             --           (0.51)             --

  Total distributions from net investment income
      and net realized gains                                        --             --           (0.51)             --

Net Asset Value, End of Year                                    $11.33         $14.94          $16.53          $17.33
                                                                ======         ======          ======          ======

Total Return (c)                                                (24.16)%        (9.62)%         (2.36)%         73.30%
                                                                ======         ======          ======          ======

Ratios and Supplemental Data:
  Net assets, end of year (in 000's)                           $30,852        $52,964         $77,112         $66,418
  Ratio of expenses to average net assets (d)                     2.50%          2.20%           2.00%           2.00%
  Ratio of expenses to average net assets before waivers
      and reimbursements (d)                                      2.61%          2.31%           2.22%           3.02%
  Ratio of net investment loss to average
      net assets (d)                                             (1.93)%        (1.48)%         (1.55)%         (1.33)%
  Portfolio turnover rate                                           54%           172%            255%            144%

* The information reflects the operations of the Class A shares of the Orbitex Health & Biotechnology Fund, which was reorganized into the Health & Biotechnology Portfolio.
(a)   The commencement of investment operations was July 15, 1999.
(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor and Administrator not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(d)   Annualized for periods less than one year.
(e) Per share amounts are not in accord with the aggregate net loss on investments for the period due to the timing of sales and redemptions for Portfolio shares in relation to fluctuating market values of the Portfolio's investment.

                                                                Technology & Communications Portfolio*
                                                                           Class A Shares
                                       --------------------------------------------------------------------------------------
                                         Six Months
                                       Ended October     Year Ended      Year Ended                    Year Ended  Year Ended
                                          31, 2002        April 30,       April 30,      Year Ended    April 30,    April 30,
                                        (Unaudited)        2002(b)          2001       April 30, 2000     1999       1998(a)
                                        -----------        -------          ----       --------------     ----       -------
Net Asset Value, Beginning of Year         $ 7.54         $ 16.21         $ 58.99         $ 30.62       $ 19.62      $ 15.00

Income (Loss) from Investment
Operations:

  Net investment loss                       (0.06)          (0.20)          (0.62)          (0.77)        (0.08)          --
  Net realized and unrealized gain
   (loss) on investments                    (2.27)          (8.47)         (26.25)          32.60         11.26         4.62

  Total income (loss) from investment
   operations                               (2.33)          (8.67)         (26.87)          31.83         11.18         4.62

  Less distributions from net
   investment income                           --              --              --              --            --           --
  Less distributions from net
   realized gain                               --              --          (15.91)          (3.46)        (0.18)          --

  Total distributions from net
   investment

   income and net realized gains               --              --              --           (3.46)        (0.18)          --

Net Asset Value, End of Year               $ 5.21         $  7.54         $ 16.21         $ 58.99       $ 30.62      $ 19.62
                                           ======         =======         =======         =======       =======      =======

  Total Return(c)                          (30.90)%        (53.49)%        (57.91)%        106.44%        57.43%       30.80%
                                           ======         =======         =======         =======       =======      =======

Ratios and Supplemental Data:
  Net assets, end of year (in 000's)      $12,253         $19,736         $51,444        $182,182       $34,335      $ 2,440
   Ratio of expenses to average net
     assets (d)                              2.50%           2.28%           2.00%           2.00%         2.07%        2.88%
   Ratio of expenses to average net
     assets before waivers and
     reimbursements (d)                      3.62%           2.80%           2.14%           2.29%         4.04%       39.06%
   Ratio of net investment loss to
     average net assets (d)                 (2.08)%         (1.93)%         (1.54)%         (1.55)%       (0.70)%      (1.27)%
   Portfolio turnover rate                    178%            671%          1,045%            222%          360%          76%

* The information reflects the operations of the Class A shares of the Orbitex Info-Tech & Communications Fund, which was reorganized into the Technology & Communications Portfolio.

(a)   The commencement of investment operations was October 22, 1997.
(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Adviser, Administrator, Custodian and Distributor not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(d)   Annualized for periods less than one year.

                                                                           Financial Services Portfolio*
                                                                                  Class A Shares
                                                              -------------------------------------------------------
                                                               Six Months
                                                              Ended October
                                                                 31, 2002         Year Ended          Period Ended
                                                               (Unaudited)    April 30, 2002 (b)   April 30, 2001 (a)
                                                               -----------    ------------------   ------------------
Net Asset Value, Beginning of Year                               $11.40             $10.92              $10.00

Income (Loss) from Investment Operations:
   Net investment (loss)                                          (0.04)             (0.08)              (0.01)
   Net realized and unrealized gain (loss) on investments         (1.82)              0.56               (0.98)

Total income (loss) from investment operations                    (1.86)              0.48               (0.97)

Less distributions from net investment income                        --                 --                  --
Less distributions from net realized gain                            --                 --               (0.05)
Total distributions from net investment income and
   net realized gains                                                --                 --               (0.05)

Net Asset Value, End of Year                                     $ 9.54             $11.40              $10.92
                                                                 ======             ======              ======

Total Return (c)                                                  16.32%              4.40%               9.71%
                                                                 ======             ======              ======

Ratios and Supplemental Data:
   Net Assets, end of year (in 000's)                            $1,873             $2,956              $5,883
   Ratio of expenses to average net assets (d)                     2.50%              2.30%               2.00%
   Ratio of expenses to average net assets before waivers and
     reimbursements                                                6.56%              4.96%               4.65%
   Ratio of net investment loss to average net assets (d)         (0.85)%            (0.74)%             (0.13)%
   Portfolio turnover rate                                           10%                55%                 21%

* The information reflects the operations of the Class A shares of the Orbitex Financial Services Fund, which was reorganized into the Financial Services Portfolio.

(a)   The commencement of investment operations was August 1, 2000.
(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assumes no sales charge. Had the Adviser and Administrator not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(d)   Annualized for periods less than one year.

                                                                     Energy & Basic Materials Portfolio*
                                                                              Class A Shares
                                        --------------------------------------------------------------------------------------------
                                          Six Months
                                        Ended October   Year Ended                    Year Ended   Year Ended
                                           31, 2002      April 30,     Year Ended      April 30,    April 30,          Year Ended
                                         (Unaudited)      2002(b)    April 30, 2001     2000(b)      1999(b)       April 30, 1998(a)
                                         -----------      -------    --------------     -------      -------       -----------------
Net Asset Value, Beginning of Year           $17.04       $20.43         $18.62         $14.92       $16.54              $15.00

Income (Loss) from Investment
Operations:

   Net investment loss                        (0.10)       (0.22)         (0.12)         (0.07)        0.00(f)           0.38 (e)
   Net realized and unrealized gain
      (loss) on  investments
   investments                                (3.70)       (1.63)          3.18           3.77        (1.25)               1.22

   Total income (loss) from investment
      operations                              (3.80)       (1.85)          3.06           3.70        (1.25)               1.60

   Less distributions from net
      investment income                          --           --             --             --        (0.37)              (0.03)
   Less distributions from net realized
      gain                                       --        (1.54)         (1.25)            --         0.00(f)            (0.03)

   Total distributions from net
      investment income and
      net realized gains                         --        (1.54)         (1.25)            --        (0.37)              (0.06)

Net Asset Value, End of Year                 $13.24       $17.04         $20.43         $18.62       $14.92              $16.54
                                             ======       ======         ======         ======       ======              ======

Total Return(c)                              (22.30)%      (7.14)%        18.83%         24.80%       (6.86)%             10.74%
                                             ======       ======         ======         ======       ======              ======

Ratios and Supplemental Data:
   Net assets, end of year (in 000's)        $3,548       $4,490         $8,163         $3,658       $4,286              $5,698
   Ratio of expenses to average net
      assets (d)                               2.50%        2.29%          2.00%          2.00%        2.19%               2.45%
   Ratio of expenses to average net
      assets before waivers and
      reimbursements (d)                       4.55%        3.86%          3.73%          4.80%        8.76%               9.27%
   Ratio of net investment loss to
      average net assets (d)                  (1.36)%      (1.39)%        (0.93)%        (0.48)%       0.00%               6.12%(e)
   Portfolio turnover rate                      579%         835%           476%           735%         921%                519%

* The information reflects the operations of the Class A shares of the Orbitex Energy & Basic Materials Fund, which was reorganized into the Energy & Basic Materials Portfolio.

(a)   The commencement of investment operations was October 22, 1997.
(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Adviser, Administrator, Custodian and Distributor not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(d)   Annualized for periods less than one year.

(e) Net investment income per share and the net investment income ratio would have been lower without a certain investment strategy followed by the Adviser.
(f)  Amount represents less than $0.01 per share.

CLASS I SHARES PROSPECTUS

      Additional information about each Portfolio's investments is available in the Trust's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Trust's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Trust's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about each Portfolio. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Trust, or to make shareholder inquiries, please call:
(800) 807-FUND.

      You also may obtain information about the Trust by calling your financial advisor or by visiting our Internet site at: www.saratogacap.com

      Information about the Trust (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

      The Trust's Investment Company Act file number is 811-08542.

CLASS A SHARES PROSPECTUS-- JANUARY 1, 2003

            T H E  S A R A T O G A   A D V A N T A G E   T R U S T

      The SARATOGA ADVANTAGE TRUST is a mutual fund company comprised of 5 separate mutual fund portfolios with Class A shares, each with its own distinctive investment objectives and policies.

      THE PORTFOLIOS ARE MANAGED BY ORBITEX-SARATOGA CAPITAL MANAGEMENT, LLC (THE "MANAGER"). EACH PORTFOLIO IS ADVISED BY AN INVESTMENT ADVISER SELECTED AND SUPERVISED BY THE MANAGER.

      The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad choices available. Shares of the Portfolios are offered to participants in investment advisory programs that provide asset allocation recommendations to investors and are also available to other investors and advisory services.

      THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

THE PORTFOLIOS
HEALTH & BIOTECHNOLOGY PORTFOLIO
TECHNOLOGY & COMMUNICATIONS PORTFOLIO
FINANCIAL SERVICES PORTFOLIO
ENERGY & BASIC MATERIALS PORTFOLIO
MID CAPITALIZATION PORTFOLIO
SUMMARY OF TRUST EXPENSES
ADDITIONAL INVESTMENT STRATEGY INFORMATION
ADDITIONAL RISK INFORMATION
INVESTMENT MANAGER
ADVISERS
ADMINISTRATION

SHAREHOLDER INFORMATION
PRICING OF PORTFOLIO SHARES
PURCHASE OF SHARES
REDEMPTION OF SHARES
DIVIDENDS AND DISTRIBUTIONS
TAX CONSEQUENCES
FINANCIAL HIGHLIGHTS

            Notice of Privacy Policy for the Saratoga Advantage Trust

      The Saratoga Advantage Trust ("Saratoga") respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is the information we collect from you on applications or other forms, from your activities on our website, and from the transactions you make with us, our affiliates, or third parties. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. Specifically, so that we may continue to offer you investment products and services to help you meet your investing needs, and to effect transactions that you request or authorize, we may disclose the nonpublic personal information we collect to companies that perform services on our behalf, such as Saratoga's transfer agent, or printers and mailers that assist us in distribution of investor materials. These companies are instructed to use this information only for the services for which we hired them and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

THE PORTFOLIOS

HEALTH & BIOTECHNOLOGY PORTFOLIO

INVESTMENT OBJECTIVE

      The Portfolio seeks long-term capital growth.

THE ADVISER

      Investment decisions for the Fund are made by an investment management team at UBS Global Asset Management (Americas) Inc. No individual member of the investment management team is primarily responsible for making recommendations for portfolio purchases.

PRINCIPAL INVESTMENT STRATEGY

      The Portfolio will normally invest at least 80% of its total assets in equity, equity-related or debt securities of healthcare companies and biotechnology companies, regardless of their stock market value (or "market capitalization"). The Portfolio expects to invest primarily in common stocks of companies located throughout the world. The Adviser selects securities whose fundamental values it believes are greater than their market prices. The Adviser bases its estimate of value upon economic and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Adviser then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

      "Healthcare company," for purposes of Portfolio investments, is defined as an entity that is principally engaged in: the design, manufacture or sale of products or services used for or in connection with health, medical, or personal care such as medical, dental and optical supplies or equipment; research and development of pharmaceutical products and services; the operation of healthcare facilities such as hospitals, clinical test laboratories, and convalescent and mental healthcare facilities; and design, manufacture, or sale of healthcare-related products and services.

      "Biotechnology company," for purposes of Portfolio investments, is defined as an entity that is principally engaged in: research, development, manufacture or distribution of products and services relating to human health care, pharmaceuticals, agricultural and veterinary applications, and the environment; and manufacturing and/or distributing biotechnological and biomedical products, devices or instruments.

      The Portfolio also defines a "healthcare or biotechnology company" as an entity that is principally engaged in providing materials, products or services to a healthcare or biotechnology company. The Portfolio considers a company to be "principally engaged" in one of the above activities if at least 50% of its revenues or profits comes from those activities or at least 50% of the company's assets were devoted to such activities based upon the company's most recent fiscal year.

      The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

      There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

      HEALTHCARE AND BIOTECHNOLOGY SECTOR. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the healthcare and biotechnology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a healthcare company's market value and/or share price. Biotechnology companies are affected by patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and have thinly traded securities, may not yet offer products or offer a single product, and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. Moreover, stock prices of biotechnology companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny. Consequently, the Portfolio's performance may sometimes be significantly better or worse than that of other types of funds.

      FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

      The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

      Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

      Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities. Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States.

      The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

      The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

      NON-DIVERSIFICATION. Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the Portfolio's share price.

      PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

      OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

      Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

      For the periods shown in the bar chart and table below, the Portfolio operated as a separate fund called the Orbitex Health & Biotechnology Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.

      The bar chart below shows the performance of the Class A shares of the Predecessor Fund. The table gives some indication of the risks of an investment in the Portfolio by comparing the Predecessor

Fund's performance with a broad measure of market performance. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

      The returns in the bar chart below do not include the effect of the Predecessor Fund's front end sales charge for Class A shares, but do include the effect of fee waivers and expense reimbursements by Orbitex Management, Inc. If the effect of the sales charge were reflected or if the fee waivers and expense reimbursements had not been in effect, returns would have been lower than those shown.

                      ANNUAL TOTAL RETURNS - CALENDAR YEARS

                          2000                    56.17%
                          2001                    -9.49%

      During the periods shown in the bar chart, the highest return for a calendar quarter was 32.61% (quarter ended March 31, 2000) and the lowest return for a calendar quarter was -30.73% (quarter ended March 31, 2001). Year-to-date total return as of September 30, 2002 was -40.43%.

AVERAGE ANNUAL TOTAL RETURNS

      This table compares the Predecessor Fund's average annual returns with those of a broad measure of market performance over time. The returns in the table include the effect of Class A shares maximum applicable front-end sales charge and the effect of fee waivers and expense reimbursements by Orbitex Management, Inc. If those waivers and reimbursements had not been in effect, the returns would have been lower than those shown. The returns assume you sold your shares at the end of each period.

            AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)(1)

                                                                              Life of Portfolio
                                                            Past 1 Year        (Since 7/15/99)
                                                            -----------        ---------------
            Health  & Biotechnology Portfolio:
               Return Before Taxes                            -14.70%              27.82%
               Return After Taxes on Distributions            -14.70%              27.34%
               Return After Taxes on Distributions and
                  Sale of

                  Portfolio Shares                             -8.95%              22.75%
            Indices: (Reflects no deduction for fees,
            expenses or taxes)
            S&P 500 (Reg. TM) Index(2)                        -11.89%              -6.86%
            MSCI World Healthcare Index (3)                   -14.00%              -0.81%

(1) The performance figures shown above reflect the performance of Class A shares of the Predecessor Fund.

(2) The S&P 500(Reg. TM) Index is an unmanaged index. Index returns assume reinvestment of dividends; unlike the Portfolio's returns, however, Index returns do not reflect any fees or expenses.

(3) The MSCI World Healthcare Index is a free float-adjusted market capitalization index that is designed to measure global developed healthcare equity performance. As of April 2002 the MSCI World Healthcare Index consisted of the following 23 developed market country indices:
      Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

      The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.6%), and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

      For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

TECHNOLOGY & COMMUNICATIONS PORTFOLIO

      The Portfolio seeks long-term growth of capital.

THE ADVISER

      The Portfolio is advised by Columbus Circle Investors. Stock selection for the Portfolio is made by Anthony Rizza, CFA, Senior Managing Director. Mr. Rizza created and subsequently managed Columbus Circle Investors' Technology process since January 1, 1995.

PRINCIPAL INVESTMENT STRATEGY

      The Portfolio will normally invest at least 80% of its total assets in equity securities issued by technology and communications companies, both domestic and foreign, regardless of their market capitalization. The Portfolio may invest up to 25% of its total assets in foreign companies. The Portfolio defines a "technology company" as an entity in which at least 50% of the company's revenues or earnings were derived from technology activities or at least 50% of the company's assets were devoted to such activities, based upon the company's most recent fiscal year. Technology companies may include, among others, companies that are engaged in the research, design, development or manufacturing of technology products. These companies include among others, those in the Internet, medical, pharmaceutical, manufacturing, computer software and hardware industries. The Portfolio defines a "communications company" as an entity in which at least 50% of the company's revenues or earnings were derived from communications activities or at least 50% of the company's assets were devoted to such activities, based upon the company's most recent fiscal year. Communications activities may include, among others, regular telephone service; communications equipment and services; electronic components and equipment; broadcasting; computer software and hardware; semiconductors; mobile communications and cellular radio/paging; electronic mail and other electronic data transmission services; networking and linkage of word and data processing systems; publishing and information systems; video text and teletext; emerging technologies combining telephone, television and/or computer systems; and internet and network equipment and services.

      The Portfolio expects to invest primarily in U.S. and foreign common stocks but may also invest in other types of equity securities, investment grade debt securities and in securities of companies outside the communications, information and technology industries.

      In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions. Factors considered include growth potential, earnings, estimates and management. Particular emphasis is placed on identifying companies whose performance has exceeded expectations.

      The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

      There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

      TECHNOLOGY AND COMMUNICATIONS SECTOR. Because of its specific focus, the Portfolio's performance is closely tied to, and affected by, events occurring in the information, communications, and related technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition. Many technology companies sell stock before they have a commercially viable product, and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many technology companies have very high price/earnings ratios, high price volatility, and high personnel turnover due to severe labor shortages for skilled technology professionals.

      EMERGING TECHNOLOGY SECTOR RISK. Because of its narrow focus, the Portfolio's performance is closely tied to, and affected by, events occurring in the emerging technology and general technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition. In some cases, there are some emerging technology companies which sell stock before they have a commercially viable product, and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many emerging technology companies have very high price/earnings ratios, high price volatility, and high personnel turnover due to severe labor shortages for skilled emerging technology professionals.

      FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

      The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

      Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

      Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities. Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States.

      The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

      The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

      NON-DIVERSIFICATION. Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund's share price.

      PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

      OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

      Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

      For the periods shown in the bar chart and table below, the Portfolio operated as a separate fund called the Orbitex Info-Tech & Communications Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.

      The bar chart below shows the performance of the Class A shares of the Predecessor Fund. The table gives some indication of the risks of an investment in the Portfolio by comparing the Predecessor

Fund's performance with a broad measure of market performance. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

      The returns in the bar chart below do not include the effect of the Predecessor Fund's front end sales charge for Class A shares, but do include the effect of fee waivers and expense reimbursements by Orbitex Management, Inc. If the effect of the sales charge were reflected or if the fee waivers and expense reimbursements had not been in effect, returns would have been lower than those shown.

                      ANNUAL TOTAL RETURNS - CALENDAR YEARS

                          1998                    43.43%
                          1999                   167.86%
                          2000                   -36.48%
                          2001                   -54.36%

      During the periods shown in the bar chart, the highest return for a calendar quarter was 62.60% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -44.32% (quarter ended December 31, 2000). Year-to-date total return as of September 30, 2002 was -51.39%.

AVERAGE ANNUAL TOTAL RETURNS

      This table compares the Predecessor Fund's average annual returns with those of a broad measure of market performance over time. The returns in the table include the effect of Class A shares maximum applicable front-end sales charge and the effect of fee waivers and expense reimbursements by Orbitex Management, Inc. If those waivers and reimbursements had not been in effect, the returns would have been lower than those shown. The returns assume you sold your shares at the end of each period.

            AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001(1)

                                                                              Life of Portfolio
                                                            Past 1 Year       (Since 10/22/97)
                                                            -----------       ----------------
            Technology & Communications Portfolio:
               Return Before Taxes                            -56.97%               1.09%
               Return After Taxes on Distributions            -56.97%              -2.63%
               Return After Taxes on Distributions and
                  Sale of

                  Portfolio Shares                            -34.70%               1.87%
            Indices: (Reflects no deduction for fees,
            expenses or taxes)
            S&P 500 (Reg. TM) Index(2)                        -11.89%               6.01%
            Lipper Science and Technology Funds
            Index(3)                                          -34.72%               5.69%

(1) The performance figures shown above reflect the performance of Class A shares of the Predecessor Fund.

(2) The S&P 500(Reg. TM) Index is an unmanaged index. Index returns assume reinvestment of dividends; unlike the Portfolio's returns, however, Index returns do not reflect any fees or expenses.

(3) The Lipper Science and Technology Funds Index is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is compiled by Lipper, Inc.

      The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.6%), and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

      For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

FINANCIAL SERVICES PORTFOLIO

INVESTMENT OBJECTIVE

      The Portfolio seeks long-term growth of capital.

THE ADVISER

      The Portfolio is advised by Harris Bretall Sullivan & Smith, L.L.C. Stock selection for the Portfolio is made by the Investment Committee of Harris Bretall Sullivan & Smith, L.L.C. The Portfolio is managed by a management team that includes David Post and Daniel Perrin. Mr. Post is the Director of Research of Harris Bretall Sullivan & Smith, L.L.C. and has been associated with the firm since 1994. Mr. Perrin is a Research Analyst at Harris Bretall Sullivan & Smith, L.L.C. who covers financial services and has been associated with the firm since 2000.

PRINCIPAL INVESTMENT STRATEGY

      The Portfolio will normally invest at least 80% of its total assets in U.S. and foreign securities issued by financial services companies, as well as related services and technology companies, regardless of their stock market value (or "market capitalization"). At least 25% of the Portfolio's total assets is expected to be in securities of companies in the Finance and Insurance industries, and up to 25% in foreign companies. The Adviser expects to invest primarily in U.S. and foreign common stocks, but may also invest in other types of equity securities, investment grade debt securities and in securities of companies outside the financial services industries.

      The Portfolio will generally invest in companies that the Adviser expects will capitalize on emerging changes in the global financial services industries. In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

      "Financial services company," for purposes of Portfolio investments, is defined as an entity in which at least 50% of the company's revenues or earnings were derived from financial services activities based upon the company's most recent fiscal year, or at least 50% of the company's assets were devoted to such activities based on the company's most recent fiscal year. Financial services companies provide financial services to consumers and industry. Examples of companies in the financial services sector include commercial banks, investment banks, savings and loan associations, thrifts, finance companies, brokerage and advisory firms, transaction and payroll processors, insurance companies, real estate and leasing companies, and companies that span across these segments, and service providers whose revenue is largely derived from the financial services sector. Under SEC regulations, the Portfolio may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

      The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

      There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your

Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

      FINANCIAL SERVICES SECTOR. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the financial services industry. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. The Portfolio is more vulnerable to price fluctuations of financial services companies and other factors that particularly affect financial services industries than a more broadly diversified mutual fund. In particular, the prices of stock issued by many financial services companies have historically been more closely correlated with changes in interest rates than other stocks. Generally, when interest rates go up, stock prices of these companies go down. This relationship may not continue in the future. Financial services companies are subject to extensive government regulation which tends to limit both the amount and types of loans and other financial commitments the company can make, and the interest rates and fees it can charge. These limitations can have a significant impact on the profitability of a financial services company since profitability is impacted by the company's ability to make financial commitments such as loans. Insurance companies in which the Portfolio invests may also have an impact on the Portfolio's performance as insurers may be subject to severe price competition, claims activity, marketing competition and general economic conditions. Certain lines of insurance can be significantly influenced by specific events. For example, property and casualty insurer profits may be affected by certain weather catastrophes and other disasters; and life and health insurer profits may be affected by mortality risks and morbidity rates. The financial services industry is currently undergoing a number of changes such as continuing consolidations, development of new products and structures and changes to its regulatory framework. These changes are likely to have a significant impact on the financial services industry and the Portfolio.

      FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

      The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

      Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

      Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities. Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States.

      The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

      The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

      NON-DIVERSIFICATION. Because the Financial Services Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund's share price.

      PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

      OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

      Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

      For the periods shown in the bar chart and table below, the Portfolio operated as a separate fund called the Orbitex Financial Services Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.

      The bar chart below shows the performance of the Class A shares of the Predecessor Fund. The table gives some indication of the risks of an investment in the Portfolio by comparing the Predecessor Fund's performance with a broad measure of market performance. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

      The returns in the bar chart below do not include the effect of the Predecessor Fund's front end sales charge for Class A shares, but do include the effect of fee waivers and expense reimbursements by Orbitex Management, Inc. If the effect of the sales charge were reflected or if the fee waivers and expense reimbursements had not been in effect, returns would have been lower than those shown.

                     ANNUAL TOTAL RETURNS - CALENDAR YEARS

                         2001                    -5.57%

      During the periods shown in the bar chart, the highest return for a calendar quarter was 9.89% (quarter ended June 30, 2001) and the lowest return for a calendar quarter was -12.89% (quarter ended September 30, 2001). Year-to-date total return as of September 30, 2002 was -19.27%.

AVERAGE ANNUAL TOTAL RETURNS

      This table compares the Predecessor Fund's average annual returns with those of a broad measure of market performance over time. The returns in the table include the effect of Class A shares maximum applicable front-end sales charge and the effect of fee waivers and expense reimbursements by Orbitex Management, Inc. If those waivers and reimbursements had not been in effect, the returns would have been lower than those shown. The returns assume you sold your shares at the end of each period.

            AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)(1)

                                                                              Life of Portfolio
                                                            Past 1 Year        (Since 8/1/00)
                                                            -----------        --------------
            Financial Services Portfolio:
               Return Before Taxes                            -10.99%               2.93%
               Return After Taxes on Distributions            -11.00%               2.79%
               Return After Taxes on Distributions and
                  Sale of
                  Portfolio Shares                             -6.70%               2.28%
            Indices: (Reflects no deduction for fees,
            expenses or taxes)
            S&P 500 (Reg. TM) Index(2)                        -11.89%             -13.29%
            Financial Services Sector Index(3)                 -6.79%               7.87%

(1) The performance figures shown above reflect the performance of Class A shares of the Predecessor Fund.

(2) The S&P 500(Reg. TM) Index is an unmanaged Index. Index returns assume reinvestment of dividends; unlike the Portfolio's returns, however, Index returns do not reflect any fees or expenses.

(3) The S&P Financial Services Sector Index, is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is compiled by S&P.

      The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.6%), and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

      For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

ENERGY & BASIC MATERIALS PORTFOLIO

INVESTMENT OBJECTIVE

      The Portfolio seeks long-term growth of capital.

THE ADVISER

      The Portfolio is advised by Caterpillar Investment Management Ltd. Stock selection for the Portfolio is made by the Equity Investment Management team, whose activities are overseen by the Investment Committee of Caterpillar Investment Management Ltd. The Portfolio is managed by a management team that includes Keith D. Yoder. Mr. Yoder is a Senior Portfolio Manager of Caterpillar Investment Management Ltd and has been associated with the firm since August 2000.

PRINCIPAL INVESTMENT STRATEGY

      The Portfolio invests in common stock of domestic and foreign issuers regardless of their size. It expects to invest primarily in U.S. common stocks but may also invest in other types of equity securities and debt securities of any quality and may invest up to 25% of its total assets in foreign companies.

      The Portfolio will normally invest at least 80% of its total assets in equity securities issued by companies involved in the exploration, development, production or distribution of oil, natural gas, coal and uranium, basic materials such as metals, minerals, chemicals, water, forest products, precious metals, and other related industries. The Portfolio may also invest a portion of its assets in securities of companies in the oil and natural gas exploration, development, production and distribution industry, securities of companies in the mining industry, and securities of companies in the precious metals industry.

      The Portfolio invests in securities of companies that are deemed to be undervalued, and therefore are believed to offer above-average potential for capital appreciation. These securities include securities of companies that are engaged in the energy, basic materials and other related businesses that are out of favor with investors and are trading at prices that the adviser believes are below their true worth based on each company's potential earnings, asset values and dividend yield.

      The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

      There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

      ENERGY AND BASIC MATERIALS SECTOR. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the energy and basic materials industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Companies in the energy and basic materials sector are subject to swift fluctuations in supply and demand. These fluctuations may be caused by events relating to international political and economic developments, energy conservation, the success of exploration projects, the environmental impact of energy and basic materials operations and tax and other governmental regulatory policies. Consequently, the Portfolio's performance may sometimes be significantly better or worse than that of other types of funds.

      FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

      The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

      Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

      Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities. Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States.

      The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

      The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

      NON-DIVERSIFICATION. Because the Energy & Basic Materials Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund's share price.

      PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

      OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

      Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

      For the periods shown in the bar chart and table below, the Portfolio operated as a separate fund called the Orbitex Energy & Basic Materials Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.

      The bar chart below shows the performance of the Class A shares of the Predecessor Fund. The table gives some indication of the risks of an investment in the Portfolio by comparing the Predecessor Fund's performance with a broad measure of market performance. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

      The returns in the bar chart below do not include the effect of the Predecessor Fund's front end sales charge for Class A shares, but do include the effect of fee waivers and expense reimbursements by Orbitex Management, Inc. If the effect of the sales charge were reflected or if the fee waivers and expense reimbursements had not been in effect, returns would have been lower than those shown.

                      ANNUAL TOTAL RETURNS - CALENDAR YEARS

                         1998                   -23.90%
                         1999                    38.54%
                         2000                    25.13%
                         2001                   -13.00%

      During the periods shown in the bar chart, the highest return for a calendar quarter was 17.36% (quarter ended June 30, 1999) and the lowest return for a calendar quarter was -19.39% (quarter ended September 30, 2001). Year-to-date total return as of September 30, 2002 was -12.70%.

AVERAGE ANNUAL TOTAL RETURNS

      This table compares the Predecessor Fund's average annual returns with those of a broad measure of market performance over time. The returns in the table include the effect of Class A shares maximum applicable front-end sales charge and the effect of fee waivers and expense reimbursements by Orbitex Management, Inc. If those waivers and reimbursements had not been in effect, the returns would have been lower than those shown. The returns assume you sold your shares at the end of each period.

            AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)(1)

                                                                              Life of Portfolio
                                                            Past 1 Year        (Since 7/15/99)
                                                            -----------        ---------------
           Energy & Basic Materials Portfolio:
              Return Before Taxes                             -18.02%               3.00%
              Return After Taxes on Distributions             -21.29%               0.91%
              Return After Taxes on Distributions and
                 Sale of
                 Portfolio Shares                             -11.09%               1.32%
           Indices: (Reflects no deduction for fees,
           expenses or taxes)
           S&P 500 (Reg. TM) Index(2)                         -11.89%               6.01%
           Lipper Natural Resources Funds Index(3)            -12.58%               1.48%

(1) The performance figures shown above reflect the performance of Class A shares of the Predecessor Fund.

(2) The S&P 500(Reg. TM) Index is an unmanaged index. Index returns assume reinvestment of dividends; unlike the Portfolio's returns, however, Index returns do not reflect any fees or expenses.

(3) The Lipper Natural Resources Funds Index is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is compiled by Lipper, Inc.

      The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.6%), and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

      For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

MID CAPITALIZATION PORTFOLIO

INVESTMENT OBJECTIVE

      The Portfolio seeks long-term capital appreciation.

THE ADVISER

      The Portfolio is advised by Caterpillar Investment Management Ltd. Stock selection for the Portfolio is made by the Equity Investment Management team, whose activities are overseen by the Investment Committee of Caterpillar Investment Management Ltd. The Portfolio is managed by a management team that includes Keith D. Yoder. Mr. Yoder is a Senior Portfolio Manager of Caterpillar Investment Management Ltd and has been associated with the firm since August 2000.

PRINCIPAL INVESTMENT STRATEGY

      The Portfolio will normally invest at least 80% of its total assets in equity securities of U.S. companies that have a market capitalization of between $1 billion and $15 billion at the time of purchase. The Portfolio invests in securities of companies that are believed by the Adviser to be undervalued, thereby offering above-average potential for capital appreciation. The Portfolio may invest up to 20% of its total assets in the equity securities of foreign companies and in securities convertible into the common stock of U.S. companies, such as convertible preferred stock and convertible bonds. The Portfolio may also invest in investment grade debt securities such as corporate bonds, government securities and mortgage and other asset-backed securities.

      The Portfolio strives to provide long-term capital appreciation through a multi-factor selection process. In seeking to accomplish this goal, the Adviser uses fundamental analysis to invest in stocks that are believed to be less expensive than comparable companies as determined by price/earnings ratios, cash flows or other measures. The Adviser also uses quantitative screening in seeking to identify mid-cap companies with attractive earnings growth, revenue growth, and balance sheet strength. The Adviser also attempts to identify industry and economic themes that can drive company profits.

      The Portfolio may invest in companies that the adviser believes are undervalued and may be subject to positive changes from new markets/products, restructuring, acquisitions, divestitures, mergers, change in management, regulatory change, or other changes that will enhance the value of the company.

      The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

      There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

      MID-SIZED COMPANIES. The Portfolio will invest primarily in companies with medium market capitalizations. Market capitalization refers to the total market value of the outstanding stock of a company. Mid cap companies generally have a market capitalization between $1 billion and $15 billion. Investing in such companies may involve more risk than is usually associated with investing in larger, more established companies. Mid cap companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Mid cap companies are often traded in the over-the-counter market, and the low market liquidity of these securities may have an adverse effect on the ability of the Portfolio to sell certain securities at favorable prices. Such securities usually trade in lower volumes and are subject to greater and more unpredictable price fluctuations than larger cap securities or the stock market in general. This also may impede the Portfolio's ability to obtain market quotations based on actual trades in order to value the Portfolio's securities. Mid cap securities may have returns that can vary, occasionally significantly, from the market in general. In addition, mid cap companies may not pay a dividend.

      FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

      The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

      Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

      Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities. Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States.

      The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

      The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

      OTHER RISKS. The performance of the Portfolio will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

      Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

      There is no performance information for the Portfolio since it has not commenced operations as of the date of this Prospectus.

FEES AND EXPENSES

      For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

SUMMARY OF TRUST EXPENSES

      ANNUAL PORTFOLIO OPERATING EXPENSES. The following table lists the fees and expenses that an investor will incur as a shareholder of each of the Portfolios based on operating expenses incurred during the fiscal year ended August 31, 2002. There are no shareholder transaction expenses or sales loads.

                                           Health &        Technology &      Financial   Energy & Basic        Mid
                                        Biotechnology     Communications     Services       Materials     Capitalization
                                          Portfolio         Portfolio        Portfolio      Portfolio       Portfolio
                                          ---------         ---------        ---------      ---------       ---------
Shareholder Fees
  Maximum Sales Charge on Purchases
   of Shares (as a % of offering
   price) (1)                               5.75%              5.75%           5.75%           5.75%            5.75%
  Sales Charge on Reinvested
   Dividends (as a % of offering
   price)                                   NONE               NONE            NONE            NONE             NONE
  Maximum Contingent Deferred Sales
   Charge (as a % of offering
   price)(2)                                NONE               NONE            NONE            NONE             NONE
Exchange Fee                                NONE               NONE            NONE            NONE             NONE
Annual Portfolio Operating Expenses
(expenses that are  deducted from
Portfolio assets as a percentage of
average net assets)
Management Fees**                           1.25%              1.25%           1.25%           1.25%            0.75%
Distribution (Rule 12b-1 Expenses) (3)      0.40%              0.40%           0.40%           0.40%            0.40%
Other Expenses*                             0.61%              0.83%           2.78%           1.89%            0.70%
Total Annual Portfolio Operating
Expenses Before Expense Waivers
and/or Reimbursements  (See **
footnote  below for the Expense
Waivers and  Reimbursements and Net
Expenses of the Portfolios)                 2.26%              2.48%           4.43%           3.54%            1.85%

(1)   Reduced for purchases of $50,000 or more by certain investors.

(2) Purchases of $1 million or more by certain investors are not subject to any sales load at the time of purchase, but a 1.00% contingent deferred sales charge applies on amounts redeemed within one year of purchase.

(3) The 12b-1 fee is accrued daily and payable monthly, at the annual rate of 0.40% of the average net assets of Class A shares.

(4) "Total Annual Portfolio Operating Expenses," as shown above, are based upon the sum of management fees, 12b-1 fees and "Other Expenses."

      * "Other Expenses" are estimated for the current fiscal year and reflect the pro forma combined operations after the applicable reorganization.

      ** MANAGEMENT FEES AND OTHER EXPENSES: Each Portfolio pays the Manager a fee for its services that is computed daily and paid monthly at an annual rate ranging from 0.75% to 1.25% of the value of the average daily net assets of the Portfolio. The fees of each Adviser are paid by the Manager. The nature of the services provided to, and the aggregate management fees paid by each Portfolio are described under "Investment Manager." The Portfolios, not the Manager, benefit from expense offset arrangements with the Trust's custodian bank where uninvested cash balances earn credits that reduce monthly fees. There were no expense offsets for the Health & Biotechnology Portfolio, Technology & Communications Portfolio, Mid Capitalization Portfolio, Financial Services Portfolio or Energy & Basic Materials Portfolio for the most recent fiscal year because they were newly created portfolios of the Saratoga Trust. Under applicable SEC regulations, the amount by which Portfolio expenses are reduced by an expense offset arrangement is required to be included in "Other Expenses." "Other Expenses" also include fees for shareholder services, administration, custodial fees, legal and accounting fees, printing costs, registration fees, the costs of regulatory compliance, a Portfolio's allocated portion of the costs associated with maintaining the Trust's legal existence and the costs involved in the Trust's communications with shareholders.

      Expense Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999, applicable to the Class A Shares as of January 1, 2003. In connection with the Expense Agreement, the Manager is currently waiving its management fees and/or assuming certain other operating expenses of the Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of each Portfolio up to five years from the date the fee or expense was incurred, but no reimbursement payment will be made by a Portfolio if it would result in the Portfolio exceeding its Expense Cap. Expenses borne by the Manager after December 31, 2002 will be subject to reimbursement/waiver by the relevant class of each Portfolio up to three years from the date the fee or expense was incurred. The following are the Expense Caps for each of the Portfolios: Health & Biotechnology, 2.70%; Technology & Communications, 2.70%; Financial Services, 2.70%; Energy & Basic Materials, 2.70%; Mid Capitalization, 2.40%.

      For the fiscal year ended August 31, 2001 the net expenses for the Portfolios were: Health & Biotechnology, 2.26% (taking into account the expenses reimbursement/waiver of 0%); Technology & Communications, 2.48% (taking into account the expenses reimbursement/waiver of 0%); Financial Services, 2.70% (taking into account the expenses reimbursement/waiver of 1.73%); Energy & Basic Materials, 2.70% (taking into account the expenses reimbursement/waiver of 0.84%); and Mid Capitalization Portfolio 1.85% (taking into account the expenses reimbursement/waiver of 0%). The net expenses of the funds reflect the pro forma combined operations of the funds after the applicable reorganization. The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice. In addition, the Health & Biotechnology Portfolio, Technology & Communications Portfolio, Mid Capitalization Portfolio, Financial Services Portfolio or Energy & Basic Materials Portfolio have agreed to assume the remaining obligations of the corresponding Predecessor Orbitex Fund under its Expense Reimbursement Agreement with Orbitex Management, Inc. Thus, the "Other Expenses" of the combined fund also includes such obligations of the Predecessor Orbitex Fund.

      EXAMPLE. This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. This example shows what expenses you could pay over time. The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

-     IF YOU HELD OR SOLD YOUR SHARES

                                                                Energy &
                   Health &        Technology &     Financial   Basic            Mid
                 Biotechnology    Communications    Services    Material    Capitalization
                   Portfolio        Portfolio       Portfolio   Portfolio     Portfolio
                   ---------        ---------       ---------   ---------     ---------
1 Year              $  791            $  812         $  994        $  911       $  738
3 Years              1,241             1,303          1,838         1,598        1,110
5 Years              1,715             1,820          2,693         2,305        1,505
10 Years             3,021             3,229          4,871         4,165        2,608

ADDITIONAL INVESTMENT STRATEGY INFORMATION

      This section provides additional information relating to each Portfolio's principal strategies.

      DEFENSIVE INVESTING. The Portfolios are intended primarily as vehicles for the implementation of a long-term investment program utilizing asset allocation strategies rendered through investment advisory programs that are based on an evaluation of an investor's investment objectives and risk tolerance. Because these asset allocation strategies are designed to spread investment risk across the various segments of the securities markets through investment in a number of Portfolios, each individual Portfolio generally intends to be substantially fully invested in accordance with its investment objectives and policies during most market conditions. Although the Adviser of a Portfolio may, upon the concurrence of the Manager, take a temporary defensive position during adverse market conditions, it can be expected that a defensive posture will be adopted less frequently than would be by other mutual funds.


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

This policy may impede an Adviser's ability to protect a Portfolio's capital during declines in the particular segment of the market to which the Portfolio's assets are committed.

      INVESTMENT POLICIES. The percentage limitations relating to the composition of a Portfolio referenced in the discussion of a Portfolio apply at the time a Portfolio acquires an investment and refer to the Portfolio's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require a Portfolio to sell any Portfolio security. A Portfolio may change its principal investment strategies without shareholder approval; however you would be notified of any change.

      DERIVATIVES AND OTHER STRATEGIES. Certain Portfolios may invest in options, futures, foreign securities, foreign currencies, and other derivatives (collectively, "Derivative Transactions"), and may enter into certain types of short sales. If these practices are used by a Portfolio, the intent would be primarily to hedge the Portfolio's holdings. For example, a Portfolio may purchase or sell options contracts on equity securities to hedge against the risk of fluctuations in the prices of securities held by the Portfolio. Or, a Portfolio may purchase or sell stock index futures contracts and might purchase put options or write call options on such futures contracts to protect against a general stock market decline or decline in a specific market sector that could adversely affect the Portfolio's holdings.

      Investing for hedging purposes may result in certain transaction costs, which may reduce a Portfolio's performance. In addition, no assurances can be given that hedging will be implemented or that each derivative position will achieve a perfect correlation with the security or currency being hedged against.

      EXCHANGE TRADED FUNDS. The Health & Biotechnology Portfolio may invest up to 10% of its net assets in shares of various Exchange Traded Funds ("ETFs") that seek to track the performance of various portions or segments of the equity markets. No more than 5% of the Portfolio's net assets will be invested in any one ETF.

ADDITIONAL RISK INFORMATION

      This section provides additional information relating to principal risks of investing in the Portfolios.

      The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described.

      FOREIGN SECURITIES. Foreign securities may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, and a lack of governmental regulation. Consequently, there is a risk that a foreign security may never reach the price that the Adviser believes is representative of its full value or that it may even go down in price.

      JUNK BONDS. A Portfolio's investments in securities rated lower than investment grade or if unrated of comparable quality as determined by the Adviser (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market


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

for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The illiquidity of the market may also adversely affect the ability of the Trust's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's net asset value.

      OPTIONS AND FUTURES. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Adviser's predictions of movements in the direction of the stock, bond, stock index, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

      FORWARD CURRENCY CONTRACTS. A Portfolio's participation in forward currency contracts also involves risks. If the Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve a significant risk.

      STOCK MARKET RISK. Stock markets are volatile and there is a risk that the price of a security will rise or fall due to changing economic, political or market conditions, as well as company-specific factors (see "Issuer-Specific Risk" below). Consequently, the value of your investment in a Portfolio will go up and down, which means that you could lose money.

      SMALL AND MID-SIZED COMPANIES. The Portfolios may invest in companies with small and medium market capitalization. Market capitalization refers to the total market value of the outstanding stock of a company. Small cap companies generally have a market capitalization of under $1 billion and mid cap companies generally have a market capitalization between $1 billion and $15 billion. Investing in such companies may involve more risk than is usually associated with investing in larger, more established companies. Small and mid cap companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, markets, financial resources and less experienced management. Small and mid cap companies are often traded in the over-the-counter market, and the low market liquidity of these securities may have an adverse effect on the ability of the Portfolio to sell certain securities at favorable prices. Such securities usually trade in lower volumes and are subject to greater and more unpredictable price fluctuations than larger cap securities or the stock market in general. This also may impede the Portfolio's ability to obtain market quotations based on actual trades in order to value the Portfolio's securities. Small and mid cap securities may have returns that can vary, occasionally significantly, from the market in general. In addition, small and mid cap companies may not pay a dividend. Although income may not be a primary goal of a Portfolio, dividends can cushion returns in a falling market.

      ISSUER-SPECIFIC RISKS. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

      PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

      INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities may be more sensitive to interest rate changes.

      EXCHANGE TRADED FUNDS. Shares of exchange-traded index funds have many of the same risks as direct investments in common stocks. Their market value is expected to rise and fall as the value of the underlying index rises and falls. In addition, the market value of their shares may differ from the net asset value of the particular fund. If the Health & Biotechnology Portfolio invests in shares of ETFs it would, in addition to its own expenses, indirectly bear its ratable share of the ETF's expenses (e.g., advisory, administrative or 12b-1 fees). In addition, the Portfolio would have increased market exposure to those companies held in its portfolio that are also held by the ETF.

INVESTMENT MANAGER

      Orbitex-Saratoga Capital Management, LLC serves as the Trust's Manager. The Manager and the Trust have obtained an exemptive order (the "Order") from the Securities and Exchange Commission that permits the Manager to enter into investment advisory agreements with advisers without obtaining shareholder approval. The Manager, subject to the review and approval of the Board of Trustees of the Trust, selects Advisers for each Portfolio and supervises and monitors the performance of each Adviser.

      The Order also permits the Manager, subject to the approval of the Trustees, to replace investment advisers or amend investment advisory agreements, including fees, without shareholder approval whenever the Manager and the Trustees believe such action will benefit a Portfolio and its shareholders. This means that the Manager can reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. The Manager compensates each Adviser out of its management fee.

      The total amount of investment management fees payable by each Portfolio to the Manager may not be changed without shareholder approval.

        Portfolio                                             Manager's Fee
        ---------                                             -------------
        Health & Biotechnology Portfolio                           1.25%
        Technology & Communications Portfolio                      1.25%
        Financial Services Portfolio                               1.25%
        Energy & Basic Materials Portfolio                         1.25%
        Mid Capitalization Portfolio                               0.75%

      The Manager is located at 1101 Stewart Avenue, Suite 207, Garden City, New York 11530. Orbitex-Saratoga Capital Management, LLC is a Delaware limited liability company.


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

ADVISERS

      UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), a registered investment adviser located at UBS Tower, One North Wacker Drive, Chicago, IL 60606, serves as the Adviser to the Health & Biotechnology Portfolio. As of September 30, 2002 UBS Global AM had approximately $35.3 billion in assets under management. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group ("the Group") of UBS AG. As of September 30, 2002, the Group had approximately $385.2 billion in assets under management. UBS AG is an internationally diversified organization headquartered in Basel and Zurich, Switzerland, with operations in many areas of the financial services industry.

      Columbus Circle Investors, a registered investment adviser located at Metro Center, One Station Place Stamford, CT 06902, serves as the Adviser to the Technology & Communications Portfolio. Columbus Circle Investors is an independently owned registered investment adviser that was established in 1975. The firm provides investment management services to corporations, public funds, endowments and foundations, Taft-Hartley accounts, and healthcare organizations. As of September 30, 2002 Columbus Circle Investors had approximately $2.2 billion in assets under management.

      Harris Bretall Sullivan & Smith, L.L.C. ("Harris Bretall"), a registered investment adviser, serves as Adviser to the Financial Services Portfolio. The firm's predecessor, Harris Bretall Sullivan & Smith, Inc., was founded in 1971. Value Asset Management, Inc., a holding company owned by BancBoston Ventures, Inc., is the majority owner. Located at One Sansome Street, Suite 3300, San Francisco, CA 94104, the firm managed assets of approximately $2.6 billion as of September 30, 2002.

      Caterpillar Investment Management Ltd. ("CIML"), a registered investment adviser located at 411 Hamilton Boulevard, Suite 1200, Peoria, Illinois 61602-1104, serves as the Adviser to the Mid Capitalization Portfolio and the Energy & Basic Materials Portfolio. CIML is a wholly-owned subsidiary of Caterpillar Inc., an international manufacturer of machinery and engines and provider of financial products. As of October 31, 2002 CIML had approximately $2.5 billion in assets under management.

ADMINISTRATION

      The Bank of New York, located at 15 Broad Street, 7th Floor, New York, New York 10286, is the custodian of the assets of the Trust.

      Orbitex Data Services, Inc., located at 4020 South 147th Street, Suite #2, Omaha, NE 68137 serves as the Trust's transfer agent.

      Orbitex Fund Services, Inc. provides administrative and fund accounting services to the Trust. As such, they manage the administrative affairs of the Trust, calculate the net asset value of the shares of each Portfolio, and create and maintain the Trust's required financial records.

SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

      The price of shares of each Portfolio called "net asset value," is based on the value of the Portfolio's investments.

      The net asset value per share of each Portfolio is determined once daily at the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Standard Time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

      The value of each Portfolio's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which an Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Trust's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price.

PURCHASE OF SHARES

      Purchase of shares of a Portfolio must be made through a dealer having a sales agreement with Orbitex Funds Distributor, Inc., the Trust's general distributor (the "Distributor"), or directly through the Distributor. Shares of a Portfolio are available to participants in Consulting Programs and to other investors and investment advisory services. The purchase price is the net asset value per share next determined after receipt of an order by the Distributor.

      The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad choices available. The Trust offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. For more information regarding the purchase of shares, contact the Trust at 1-888-672-4839.

      Information regarding transaction processing and the establishment of new accounts should be sent to:

         The Saratoga Advantage Trust
         c/o Orbitex Data Services, Inc.
         4020 South 147th Street, Suite #2
         Omaha, NE 68137

         Funds should be wired to:

         First National Bank of Omaha
         ABA No. 104000016
         Credit: Name of the Fund, DDA Account NO. 11286033
         FBO: Shareholder Name, Name of Fund, Shareholder Account Information

      The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolios. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor's account.

CONTINGENT DEFERRED SALES CHARGE

      Class A shares may be redeemed on each business day without charge at net asset value per share next determined, except in the case of investors who paid no initial sales charge because they invested $1 million or more, in which case the investor will pay a 1.00% Contingent Deferred Sales Charge

("CDSC") on shares redeemed within one year after purchase. For investments made prior to January 1, 2003, the CDSC is based upon the investors original purchase price, or the current net asset value of the shares that they redeem, whichever is lower. For investments that are made on or after January 1, 2003, the CDSC is based upon the investors original purchase price.

PLAN OF DISTRIBUTION

      The Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 with respect to the sale and distribution of shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities a fee, which is accrued daily and paid monthly, at the annual rate of 0.40% of the average net assets. Up to 0.25% of average daily net assets may be paid directly to the Manager for support services. The fee is treated by each Portfolio as an expense in the year it is accrued. Because the fee is paid out of each Portfolio's assets on an ongoing basis, over time the fee may increase the costs of your investment and may cost you more than paying other types of service charges. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

      Additional amounts paid under the Plan are paid to the Distributor or other entities for services provided and the expenses borne by the Distributor and others in the distribution of the shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of Dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Portfolios' shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor or other entities may utilize fees paid pursuant to the Plan to compensate Dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

      CONTINUOUS OFFERING. For Class A shares of the Portfolios, the minimum initial investment in any individual Portfolio is $2,500. For employees and relatives of: the Manager, firms distributing shares of the Trust, and the Trust service providers and their affiliates, the minimum initial investment is $1,000 in any individual Portfolio. There is no minimum initial investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations, and individual retirement accounts. The minimum subsequent investment in any Portfolio is $100. The Trust reserves the right at any time to vary the initial and subsequent investment minimums.

      The Trust offers an Automatic Investment Plan under which purchase orders of $100 or more may be placed periodically in the Trust. The purchase price is paid automatically from cash held in the shareholder's designated account. For further information regarding the Automatic Investment Plan, shareholders should contact the Trust at 800-807-FUND (800-807-3863).

      The sale of shares will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Board of Trustees whenever the Board judges it to be in the best interest of the Trust to do so. The Distributor in its sole discretion, may accept or reject any purchase order.

      The Distributor will from time to time provide compensation to dealers in connection with sales of shares of the Trust including financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns.

REDEMPTION OF SHARES

      Shares of a Portfolio may be redeemed on any day that the Portfolio calculates its net asset value. Redemption requests received in proper form prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value next determined. A Portfolio is required to transmit redemption proceeds for credit to the shareholder's account within seven days after receipt of a redemption request. However, payments for redemptions of shares purchased by check will not be transmitted until the check clears, which may take up to 15 days from the purchase date.

      Redemption requests may be given to a dealer having a selling agreement with the Distributor (who is responsible for transmitting them to the Trust's Transfer Agent) or directly to the Transfer Agent, if the shareholder purchased shares directly from the Distributor. In order to be effective, certain redemption requests of a shareholder may require the submission of documents commonly required to assure the safety of a particular account.

      The Trust may suspend redemption procedures and postpone redemption payment during any period when the NYSE is closed other than for customary weekend or holiday closing or when the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement.

      Certain requests require a signature guarantee. To protect you and the Trust from fraud, certain transactions and redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee in the discretion of the Trust or Transfer Agent):

      1.    Re-registration of the account.
      2.    Changing bank wiring instructions on the account.
      3.    Name change on the account.
      4. Setting up/changing systematic withdrawal plan to a secondary address.
      5.    Redemptions greater than $25,000.
      6. Any redemption check that is made payable to someone other than the shareholder(s). Any redemption check that is being mailed to a different address than the address of
      7.    record.
      8.    Your account registration has changed within the last 30 days.

      You should be able to obtain a signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

      SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders. Any Portfolio from which redemptions will be made pursuant to the Plan will be referred to as a "SWP Portfolio". The Withdrawal Plan provides for monthly, quarterly, semi-annual or annual payments in any amount not less than $25, or in any whole percentage of the value of the SWP Portfolio's shares, on an annualized basis. A shareholder may suspend or terminate participation in the Withdrawal Plan at any time. The Withdrawal Plan may be terminated or revised at any time by the Portfolios.

      Withdrawal Plan payments should not be considered dividends, yields or income. If periodic Withdrawal Plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Shareholders should contact their dealer representative or the Manager for further information about the Withdrawal Plan.

      REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Portfolios in the same Class from which such shares were redeemed or repurchased, at net asset value next determined after a reinstatement request (made in writing to and approved by the Manager), together with the proceeds, is received by the Transfer Agent.

      INVOLUNTARY REDEMPTIONS. Due to the relatively high cost of maintaining small accounts, the Trust may redeem an account having a current value of $1,000 or less as a result of redemptions, but not as a result of a fluctuation in a Portfolio's net asset value, after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Involuntary redemptions may result in the liquidation of Portfolio holdings at a time when the value of those holdings is lower than the investor's cost of the investment or may result in the realization of taxable capital gains.

      EXCHANGE PRIVILEGE. Shares of a Portfolio may be exchanged without payment of any exchange fee for shares of another Portfolio of the same Class at their respective net asset values. The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief.

      An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Portfolio shares being acquired may be legally sold.

      The Manager reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the Securities and Exchange Commission.

      With regard to redemptions and exchanges made by telephone, the Distributor and the Trust's Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

      Because excessive trading (including short-term "market timing" trading) can limit a Portfolio's performance, each Portfolio may refuse any exchange orders (1) if they appear to be market-timing transactions involving significant portions of a Portfolio's assets or (2) from any shareholder account if the shareholder or his or her broker-dealer has been advised that previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including those with the same taxpayer ID number and those administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be considered one account for this purpose.

DIVIDENDS AND DISTRIBUTIONS

      Net investment income (i.e., income other than long and short term capital gains) and net realized long and short term capital gains will be determined separately for each Portfolio. Dividends derived from net investment income and distributions of net realized long and short term capital gains paid by a Portfolio to a shareholder will be automatically reinvested (at current net asset value) in additional shares of that Portfolio (which will be deposited in the shareholder's account) unless the shareholder instructs the Trust, in writing, to pay all dividends and distributions in cash. Dividends attributable to the net investment income are declared and paid at least annually. Distributions of any net realized long-term and short term capital gains earned by a Portfolio will be made annually. Shares acquired by dividend and distribution reinvestment will not be subject to any CDSC and will be eligible for conversion on a pro rata basis.

TAX CONSEQUENCES

      The following tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Trust. Unless your investment in the Trust is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when a Portfolio makes distributions and when you sell Portfolio shares, including an exchange to another Portfolio.

      TAXES ON DISTRIBUTIONS. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Trust.

      You will be sent annually a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

      TAXES ON SALES. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Portfolio shares for shares of another Portfolio is treated for tax purposes like a sale of your original Portfolio shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

      When you open your Portfolio account, you should provide your social security or tax identification number on your investment application. By providing this information, you can avoid being subject to federal backup withholding on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

FINANCIAL HIGHLIGHTS

      (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

      The financial highlights tables are intended to help you understand each Portfolio's financial performance for the periods shown. The total returns in the table represent the rate an investor would have earned or lost on an investment in each respective Portfolio (assuming reinvestment of all dividends and distributions).

      The Information for the Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio, and Energy & Basic Materials Portfolio for the six month period ended October 31, 2002 is unaudited and reflects all adjustments which are, in the opinion of the Manager, necessary to a fair statement of the results for this period. The remainder of the information for each of these Portfolios has been audited by PricewaterhouseCoopers LLP, Independent Auditors to the Predecessor Orbitex Funds, whose report, along with the financial statements for each of these Portfolios is included in the annual report of the Predecessor Orbitex Funds, which is available upon request.

      No information is provided for the Mid Capitalization Portfolio because it has not been in operation for a full year.

      Prior to reorganizing into the Saratoga Advantage Trust, the Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio, and Energy & Basic Materials Portfolio had fiscal year ends of April 30. In future years the fiscal year ends of all of the Saratoga Portfolios will be August 31.

                                                                                 Health & Biotechnology Portfolio*
                                                                                           Class A Shares
                                                               --------------------------------------------------------------------
                                                                Six Months
                                                               Ended October       Year Ended                          Period Ended
                                                                  31, 2002          April 30,         Year Ended          April 30,
                                                                (Unaudited)          2002(b)        April 30, 2001       2000(a)(b)
                                                                -----------          -------        --------------       ----------
Net Asset Value, Beginning of Year                                 $14.94           $16.53             $17.33             $10.00
                                                                   ------           ------             ------             ------
Income (Loss) from Investment Operations:
  Net investment loss                                               (0.12)           (0.26)             (0.32)             (0.21)
  Net realized and unrealized gain (loss) on investments            (3.49)           (1.33)              0.03               7.54(e)
                                                                   ------           ------             ------             ------

  Total income (loss) from investment operations                    (3.61)           (1.59)             (0.29)              7.33
                                                                   ------           ------             ------             ------
  Less distributions from net investment income                        --               --                 --                 --
  Less distributions from net realized gain                            --               --              (0.51)                --

  Total distributions from net investment income and net
   realized gains                                                      --               --              (0.51)                --
                                                                   ------           ------             ------             ------

Net Asset Value, End of Year                                       $11.33           $14.94             $16.53             $17.33
                                                                   ======           ======             ======             ======

Total Return(c)                                                    (24.16)%          (9.62)%            (2.36)%            73.30%
                                                                   ======           ======             ======             ======

Ratios and Supplemental Data:
  Net assets, end of year (in 000's)                              $30,852          $52,964            $77,112            $66,418
  Ratio of expenses to average net assets(d)                         2.50%            2.20%              2.00%              2.00%
  Ratio of expenses to average net assets before waivers and
   reimbursements(d)                                                 2.61%            2.31%              2.22%              3.02%
  Ratio of net investment loss to average net assets(d)             (1.93)%          (1.48)%            (1.55)%            (1.33)%
  Portfolio turnover rate                                              54%             172%               255%               144%

* The information reflects the operations of the Class A shares of the Orbitex Health & Biotechnology Fund, which was reorganized into the Health & Biotechnology Portfolio.

(a)   The commencement of investment operations was July 15, 1999.
(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor and Administrator not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(d)   Annualized for periods less than one year.
(e) Per share amounts are not in accord with the aggregate net loss on investments for the period due to the timing of sales and redemptions for Portfolio shares in relation to fluctuating market values of the Portfolio's investment.

                                                                        Technology & Communications Portfolio*
                                                                                    Class A Shares
                                                 ----------------------------------------------------------------------------------
                                                  Six Months
                                                 Ended October   Year Ended    Year Ended     Year Ended    Year Ended   Year Ended
                                                   31, 2002      April 30,      April 30,      April 30,     April 30,    April 30,
                                                  (Unaudited)     2002(b)          2001         2000(b)        1999        1998(a)
                                                  -----------     -------          ----         -------        ----        -------
Net Asset Value, Beginning of Year                  $ 7.54       $  16.21       $  58.99       $  30.62      $  19.62     $  15.00

Income (Loss) from Investment Operations:
  Net investment loss                                (0.06)         (0.20)         (0.62)         (0.77)        (0.08)          --
  Net realized and unrealized gain (loss) on
   investments                                       (2.27)         (8.47)        (26.25)         32.60         11.26         4.62

  Total income (loss) from investment operations     (2.35)         (8.67)        (26.87)         31.83         11.18         4.62

  Less distributions from net investment income         --             --             --             --            --           --
  Less distributions from net realized gain             --             --         (15.91)         (3.46)        (0.18)          --

  Total distributions from net investment
   income and net realized gains                        --             --         (15.91)         (3.46)        (0.18)          --

Net Asset Value, End of Year                        $ 5.21       $   7.54       $  16.21       $  58.99      $  30.62     $  19.62

Total Return(c)                                     (30.90)%       (53.49)%       (57.91)%       106.44%        57.43%       30.80%

Ratios and Supplemental Data:
  Net assets, end of year (in 000's)               $12,253       $ 19,736       $ 51,444       $182,182      $ 34,335     $  2,440
  Ratio of expenses to average net assets(d)          2.50%          2.28%          2.00%          2.00%         2.07%        2.88%
  Ratio of expenses to average net assets
   before waivers and reimbursements(d)               3.62%          2.80%          2.14%          2.29%         4.04%       39.06%
  Ratio of net investment loss to average net
   assets(d)                                         (2.08)%        (1.93)%        (1.54)%        (1.55)%       (0.70)%      (1.27)%
  Portfolio turnover rate                              178%           671%         1,045%           222%          360%          76%

* The information reflects the operations of the Class A shares of the Orbitex Info-Tech & Communications Fund, which was reorganized into the Technology & Communications Portfolio.

(a)   The commencement of investment operations was October 22, 1997.
(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Adviser, Administrator, Custodian and Distributor not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(d)   Annualized for periods less than one year.

                                                                          Financial Services Portfolio*
                                                                                 Class A Shares
                                                                    ----------------------------------------
                                                                    Six Months
                                                                       Ended
                                                                    October 31,   Year Ended      Year Ended
                                                                       2002        April 30,       April 30,
                                                                    (Unaudited)     2002(b)         2001(a)
Net Asset Value, Beginning of Year                                     $11.40       $10.92          $10.00

Income (Loss) from Investment Operations:
  Net investment (loss)                                                 (0.04)       (0.08)          (0.01)
  Net realized and unrealized gain (loss) on investments                (1.82)        0.56            0.98

  Total income (loss) from investment operations                        (1.86)        0.48            0.97

  Less distributions from net investment income                            --           --              --
  Less distributions from net realized gain                                --           --           (0.05)
  Total distributions from net investment income and net
  realized gains                                                           --           --           (0.05)

Net Asset Value, End of Year                                           $ 9.54       $11.40          $10.92

Total Return(c)                                                        (16.32)%       4.40%           9.71%

Ratios and Supplemental Data:
  Net assets, end of year (in 000's)                                   $1,873       $2,956          $5,883
  Ratio of expenses to average net assets(d)                             2.50%        2.30%           2.00%
  Ratio of expenses to average net assets before waivers and
  reimbursements(d)                                                      6.56%        4.96%           4.65%
  Ratio of net investment loss to average net assets(d)                 (0.85)%      (0.74)%         (0.13)%
  Portfolio turnover rate                                                  10%          55%             21%

* The information reflects the operations of the Class A shares of the Orbitex Financial Services Fund, which was reorganized into the Financial Services Portfolio.

(a)   The commencement of investment operations was August 1, 2000.
(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assumes no sales charge. Had the Adviser and Administrator not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(d)   Annualized for periods less than one year.

                                                             Energy & Basic Materials Portfolio*
                                                                       Class A Shares
                                       ---------------------------------------------------------------------------
                                       Six Months
                                          Ended
                                       October 31,   Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
                                           2002       April 30,   April 30,    April 30,    April 30,    April 30,
                                       (Unaudited)    2002(b)       2001        2000(b)      1999(b)      1998(a)
                                       -----------    -------       ----        -------      -------      -------
Net Asset Value, Beginning of Year       $17.04       $20.43       $18.62       $14.92       $16.54       $15.00
Income (Loss) from Investment
  Operations:
   Net investment loss                    (0.10)       (0.22)       (0.12)       (0.07)        0.00(f)      0.38(e)
   Net realized and unrealized gain
     (loss) on investments                (3.70)       (1.63)        3.18         3.77        (1.25)        1.22

   Total income (loss) from
     investment operations                (3.80)       (1.85)        3.06         3.70        (1.25)        1.60

   Less distributions from net
     investment income                       --           --           --           --        (0.37)       (0.03)
   Less distributions from net
     realized gain                           --        (1.54)       (1.25)          --         0.00(f)     (0.03)

   Total distributions from net
     investment income and net
     realized gains                          --        (1.54)       (1.25)          --        (0.37)       (0.06)
Net Asset Value, End of Year             $13.24       $17.04       $20.43       $18.62       $14.92       $16.54
Total Return(c)                          (22.30)%      (7.14)%      18.83%       24.80%       (6.86)%      10.74%
Ratios and Supplemental Data:
   Net assets, end of year (in 000's)    $3,548       $4,490       $8,163       $3,658       $4,286       $5,698
   Ratio of expenses to average net
     assets(d)                             2.50%        2.29%        2.00%        2.00%        2.19%        2.45%
   Ratio of expenses to average net
     assets before waivers and
     reimbursements(d)                     4.55%        3.86%        3.73%        4.80%        8.76%        9.27%
   Ratio of net investment loss to
     average net assets(d)                (1.36)%      (1.39)%      (0.93)%      (0.48)%       0.00%        6.12%(e)
   Portfolio turnover rate                  579%          835%         476%         735%         921%         519%

* The information reflects the operations of the Class A shares of the Orbitex Energy & Basic Materials Fund, which was reorganized into the Energy & Basic Materials Portfolio.

(a)   The commencement of investment operations was October 22, 1997.
(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Adviser, Administrator, Custodian and Distributor not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(d)   Annualized for periods less than one year.
(e) Net investment income per share and the net investment income ratio would have been lower without a certain investment strategy followed by the Adviser.
(f)   Amount represents less than $0.01 per share.

CLASS A SHARES

PROSPECTUS

      Additional information about each Portfolio's investments is available in the Trust's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Trust's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Trust's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about each Portfolio. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Trust, or to make shareholder inquiries, please call:
(800) 807-FUND

      You also may obtain information about the Trust by calling your financial advisor or by visiting our Internet site at: www.saratogacap.com

      Information about the Trust (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

      The Trust's Investment Company Act file number is 811-08542.

CLASS B SHARES PROSPECTUS-- JANUARY 1, 2003

            T H E  S A R A T O G A  A D V A N T A G E   T R U S T

      The Saratoga Advantage Trust is a mutual fund company comprised of 12 separate mutual fund portfolios, each with its own distinctive investment objectives and policies.

      THE PORTFOLIOS ARE MANAGED BY ORBITEX-SARATOGA CAPITAL MANAGEMENT, LLC (THE "MANAGER"). EACH PORTFOLIO IS ADVISED BY AN INVESTMENT ADVISER SELECTED AND SUPERVISED BY THE MANAGER.

      The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad choices available. The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolios. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor's account.

      THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

THE PORTFOLIOS

U.S. GOVERNMENT MONEY MARKET PORTFOLIO
INVESTMENT QUALITY BOND PORTFOLIO
MUNICIPAL BOND PORTFOLIO
LARGE CAPITALIZATION VALUE PORTFOLIO
LARGE CAPITALIZATION GROWTH PORTFOLIO
MID CAPITALIZATION PORTFOLIO
SMALL CAPITALIZATION PORTFOLIO
INTERNATIONAL EQUITY PORTFOLIO
HEALTH & BIOTECHNOLOGY PORTFOLIO
TECHNOLOGY & COMMUNICATIONS PORTFOLIO
FINANCIAL SERVICES PORTFOLIO
ENERGY & BASIC MATERIALS PORTFOLIO
SUMMARY OF TRUST EXPENSES
ADDITIONAL INVESTMENT STRATEGY INFORMATION
ADDITIONAL RISK INFORMATION
INVESTMENT MANAGER
ADVISERS
ADMINISTRATION

SHAREHOLDER INFORMATION
PRICING OF PORTFOLIO SHARES
PURCHASE OF SHARES
CONTINGENT DEFERRED SALES CHARGE
PLAN OF DISTRIBUTION
REDEMPTION OF SHARES
DIVIDENDS AND DISTRIBUTIONS
TAX CONSEQUENCES
FINANCIAL HIGHLIGHTS

            Notice of Privacy Policy for the Saratoga Advantage Trust

      The Saratoga Advantage Trust ("Saratoga") respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is the information we collect from you on applications or other forms, from your activities on our website, and from the transactions you make with us, our affiliates, or third parties. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. Specifically, so that we may continue to offer you investment products and services to help you meet your investing needs, and to effect transactions that you request or authorize, we may disclose the nonpublic personal information we collect to companies that perform services on our behalf, such as Saratoga's transfer agent, or printers and mailers that assist us in distribution of investor materials. These companies are instructed to use this information only for the services for which we hired them and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

THE PORTFOLIOS

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

INVESTMENT OBJECTIVE

      The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

THE ADVISER

      The Portfolio is advised by Sterling Capital Management Company. All investment decisions for the Portfolio are made by Sterling Capital's investment committee.

PRINCIPAL INVESTMENT STRATEGIES

      The Portfolio will invest at least 80% of its assets in high quality, short-term U.S. Government securities. The Adviser seeks to maintain the Portfolio's share price at $1.00. The share price remaining stable at $1.00 means that the Portfolio would preserve the principal value of your investment.

      The U.S. Government securities that the Portfolio may purchase include:

      o U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

      o Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration.

      o Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations. Among these agencies and instrumentalities are the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Federal Home Loan Bank.

      o Securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

      In addition, the Portfolio may invest in repurchase agreements collateralized by securities issued by the U.S. Government, its agencies and instrumentalities.

      The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

      There is no assurance that the Portfolio will achieve its investment objectives.

      CREDIT AND INTEREST RATE RISKS. A principal risk of investing in the Portfolio is associated with its U.S. Government securities investments, which are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and repay the principal on its debt. Interest rate risk, another risk of debt securities, refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

      Credit risk is minimal with respect to the Portfolio's U.S. Government securities investments. Repurchase agreements involve a greater degree of credit risk. The Adviser, however, actively manages the Portfolio's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. In addition, federal regulations require money market funds, such as the Portfolio, to invest only in high quality debt obligations with short maturities.

      An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in this Portfolio.

PAST PERFORMANCE

      The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

      This chart shows how the performance of the Portfolio's shares has varied from year to year over the life of the Portfolio. It does not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown.

                     ANNUAL TOTAL RETURNS - CALENDAR YEARS*

                             1999               3.23%
                             2000               4.44%
                             2001               2.61%

      During the period shown in the bar chart, the highest return for a calendar quarter was 1.17% (quarter ended September 30, 2000) and the lowest return for a calendar quarter was 0.36% (quarter ended December 31, 2001). Year-to-date total return as of September 30, 2002 for Class B shares was 0.21%.

* Class B shares of the Portfolio commenced operations on January 4, 1999.

AVERAGE ANNUAL TOTAL RETURNS

      This table compares the average annual returns of the Portfolio's shares with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives. The returns assume you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)

                                                                 Past         Life of Portfolio
                                                                1 Year         (Since 1/4/99)
                                                                ------         --------------
            U.S. Government Money Market Portfolio(1):          -2.39%              2.16%
            90 Day T-Bills                                       3.67%              4.94%
            Index:  (Reflects on deduction for fees,
            expenses or taxes)
            Lipper U.S. Treasury Money Market Index(2)           3.48%              4.44%

(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under "Contingent Deferred Sales Charge."

(2) The Lipper U.S. Treasury Money Market Fund Index consists of the 30 largest mutual funds that invest principally in U.S. treasury obligations with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value. Investors may not invest directly in the index.

FEES AND EXPENSES

      For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

INVESTMENT QUALITY BOND PORTFOLIO

INVESTMENT OBJECTIVE

      The Investment Quality Bond Portfolio seeks current income and reasonable stability of principal.

THE ADVISER

      The Investment Quality Bond Portfolio is advised by Fox Asset Management LLC. The Portfolio is managed by a team that includes J. Peter Skirkanich, James O'Mealia and Doug Edler. Mr. Skirkanich is the President and Chief Investment Officer of Fox and founded the firm in 1985. Mr. O'Mealia is a Managing Director of Fox and joined the firm in 1998 from Sunnymeath Asset Management Inc., where he was President. Mr. Edler is a Senior Vice President of Fox; he joined Fox in 1999 from J.P. Morgan & Co., Inc., where he co-managed that firm's proprietary fixed income investments.

PRINCIPAL INVESTMENT STRATEGIES

      The Portfolio will normally invest at least 80% of its assets in investment grade fixed-income securities or in non-rated securities considered by the Adviser to be of comparable quality. The Portfolio may also invest in non-convertible fixed income preferred stock and mortgage pass-through securities. In deciding which securities to buy, hold or sell, the Adviser considers economic developments, interest rate trends and other factors such as the issuer's creditworthiness. The average maturity of the securities held by the Portfolio may range from three to ten years.

      Mortgage pass-through securities are mortgage-backed securities that represent a participation interest in a pool of residential mortgage loans originated by the U.S. government or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

      The Portfolio may invest in mortgage pass-through securities that are issued or guaranteed by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation. These securities are either direct obligations of the U.S. Government, or the issuing agency/instrumentality has the right to borrow from the U.S. Treasury to meet its obligations, although the Treasury is not legally required to extend credit to the agency/instrumentality.

      Private mortgage pass-through securities also can be Portfolio investments. They are issued by private originators of and investors in mortgage loans, including savings and loan associations and mortgage banks. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of a U.S. Government agency, the securities generally are structured with one or more type of credit enhancement.

      In addition, the Portfolio may invest up to 5% of its net assets in fixed-income securities rated lower than investment grade, commonly known as "junk bonds."

      The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

      There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

      FIXED-INCOME SECURITIES. Principal risks of investing in the Portfolio are associated with its fixed-income investments. All fixed-income securities, such as corporate bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

      Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) Long-term fixed income securities will rise and fall in response to interest rate changes to a greater extent than short-term securities.

      MORTGAGE-BACKED SECURITIES. The Portfolio may invest in mortgage-backed securities, such as mortgage pass-through securities, which have different risk characteristics than traditional debt securities. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that the principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Portfolio to invest the proceeds at generally lower interest rates.

      Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Adviser, could reduce the Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

      OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments including the risks associated with junk bonds. For more information about these risks, see the "Additional Risk Information" section.

      Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

      The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

      This chart shows how the performance of the Portfolio's shares has varied from year to year over the life of the Portfolio. It does not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown.

                     ANNUAL TOTAL RETURNS - CALENDAR YEARS*

                              1999           -0.85%
                              2000            8.94%
                              2001            6.68%

      During the periods shown in the bar chart, the highest return for a calendar quarter was 4.09% (quarter ended June 30, 1999) and the lowest return for a calendar quarter was -0.54% (quarter ended September 30, 2001). Year-to-date total return as of September 30, 2002 for Class B shares was 7.11%.

*     Class B shares of the Portfolio commenced operations on January 4, 1999.

AVERAGE ANNUAL TOTAL RETURNS

         This table compares the average annual returns of the Portfolio's shares with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives. The returns assume you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)

                                                                 Past         Life of Portfolio
                                                                1 Year          (Since 1/4/99)
                                                                ------          --------------
            Investment Quality Bond Portfolio(1):
               Return Before Taxes                               1.68%               3.63%
               Return After Taxes on Distributions              -0.02%               1.80%
               Return After Taxes on Distributions and
               Sale of Portfolio Shares                          1.05%               1.97%
            Indices:  (Reflects no deduction for fees,
            expenses or taxes)
            Lehman Intermediate Government/Credit Bond
            Index(2)                                             8.96%               6.40%
            Lipper Short-Intermediate Investment Grade
            Debt Funds Index (3)                                 7.82%               5.87%

(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under "Contingent Deferred Sales Charge."

(2) The Lehman Intermediate Government/Credit Bond Index is composed of the bonds in the Lehman Intermediate Government/Credit Bond Index that have maturities between 1 and 9.99 years. The Lehman Intermediate Government/Credit Bond Index consists of approximately 5,400 issues. The securities must be investment grade (Baa or higher) with amounts outstanding in excess of $1 million and have at least one year to maturity. The Lehman Intermediate Government/Credit Bond Index is an unmanaged index. Unlike the returns for the Portfolio, the returns for Index do not include fees and expenses. Investors may not invest directly in the Index.

(3) The Lipper Short-Intermediate Investment Grade Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years. Investors may not invest directly in the Index.

      The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.6%), and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

      For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

MUNICIPAL BOND PORTFOLIO

INVESTMENT OBJECTIVE

      The Municipal Bond Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

THE ADVISER

      The Portfolio is advised by OpCap Advisors. It is managed by a management team that includes Matthew Greenwald, Senior Vice President of Oppenheimer Capital, the parent of OpCap Advisors. Mr. Greenwald has been a fixed income portfolio manager and financial analyst for Oppenheimer Capital since 1989. From 1984-1989 he was a fixed income portfolio manager with PaineWebber's Mitchell Hutchins Asset Management. Mr. Greenwald is a graduate of Penn State University and earned his MBA from Columbia University.

PRINCIPAL INVESTMENT STRATEGIES

      As a matter of fundamental policy, the Portfolio will normally invest at least 80% of its total assets in securities that pay interest exempt from federal income taxes. The Portfolio's Adviser generally invests the Portfolio's assets in municipal obligations. There are no maturity limitations on the Portfolio's securities. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments, and their respective agencies. In pursuing the Portfolio's investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis. The Portfolio will invest primarily in municipal bonds rated within the four highest grades by Moody's Investors Service Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Fitch IBCA, Inc. ("Fitch") or, if not rated, of comparable quality in the opinion of the Adviser. The Portfolio may invest without limit in municipal obligations that pay interest income subject to the "alternative income tax" although it does not currently expect to invest more than 20% of its total assets in such instruments. Some shareholders may have to pay tax on distributions of this income.

      Municipal bonds, notes and commercial paper are commonly classified as either "general obligation" or "revenue." General obligation bonds, notes, and commercial paper are secured by the issuer's faith and credit, as well as its taxing power, for payment of principal and interest. Revenue bonds, notes and commercial paper, however, are generally payable from a specific source of income. They are issued to fund a wide variety of public and private projects in sectors such as transportation, education and industrial development. Included within the revenue category are participations in lease obligations. The Portfolio's municipal obligation investments may include zero coupon securities, which are purchased at a discount and make no interest payments until maturity.

PRINCIPAL RISKS

      There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

      CREDIT AND INTEREST RATE RISKS. Municipal obligations, like other debt securities, are subject to two types of risks: credit risk and interest rate risk.

      Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. The issuers of private activity bonds, used to finance projects in sectors such as industrial development and pollution control, also may be negatively impacted by the general credit of the user of the project. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

      Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.

      The Portfolio is not limited as to the maturities of the municipal obligations in which it may invest. Thus, a rise in the general level of interest rates may cause the price of its portfolio securities to fall substantially.

      OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

      Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

      The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

      This chart shows how the performance of the Portfolio's shares has varied from year to year over the life of the Portfolio. It does not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown.

                     ANNUAL TOTAL RETURNS - CALENDAR YEARS*

                            1999       - 6.62%
                            2000        12.64%
                            2001         1.78%

      During the period shown in the bar chart, the highest return for a calendar quarter was 5.36% (quarter ended December 31, 2000) and the lowest return for a calendar quarter was -2.94% (quarter ended June 30, 1999). Year-to-date total return as of September 30, 2002 for Class B shares was 7.41%.

*     Class B shares of the Portfolio commenced operations on January 4, 1999.

AVERAGE ANNUAL TOTAL RETURNS

      This table compares the average annual returns of the Portfolio's shares with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives. The returns assume you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)

                                                                  Past         Life of Portfolio
                                                                 1 Year         (Since 1/4/99)
                                                                 ------         --------------
                 Municipal Bond Portfolio(1):
                    Return Before Taxes                           -3.15%              1.09%
                    Return After Taxes on Distributions           -3.18%              1.03%
                    Return After Taxes on Distributions
                    and Sale of Portfolio Shares                  -0.67%              1.52%
                 Indices:  (Reflects no deduction for
                 fees, expenses or taxes)
                 Lehman Brothers Municipal Bond Index(2)           5.13%              4.77%
                 Lipper General Municipal Debt Funds
                 Index(3)                                          4.15%              3.54%

(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under "Contingent Deferred Sales Charge."

(2) The Lehman Brothers Municipal Bond Index consists of approximately 25,000 municipal bonds which are selected to be representative of the long-term, investment grade tax-exempt bond market. The bonds selected for the index have the following characteristics: a minimum credit rating of at least Baa; an original issue of at least $50 million; at least $3 million of the issue outstanding; issued within the last five years; and a maturity of at least one year. The Lehman Index is an unmanaged index. Unlike the returns for the Portfolio, the returns for the Index not include fees and expenses. Investors may not invest directly in the Index.

(3) The Lipper General Municipal Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings. Investors may not invest directly in the Index.

      The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.6%), and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

      For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

LARGE CAPITALIZATION VALUE PORTFOLIO

INVESTMENT OBJECTIVE

      The Large Capitalization Value Portfolio seeks total return consisting of capital appreciation and dividend income.

THE ADVISER

      The Portfolio is advised by OpCap Advisors. It is managed by a portfolio team comprised of senior professionals of OpCap Advisors. One member of the team, Frank LeCates, has primary supervisory authority over implementation of the management team's purchase and sale recommendations. Mr. LeCates is the Director of Research at Oppenheimer Capital, the parent of OpCap Advisors. Mr. LeCates brings 33 years of investment experience to his current position. Formerly with Donaldson, Lufkin & Jenrette for 18 years, he has served as head of institutional equity sales, Director of Research and as a securities analyst. Mr. LeCates, a Chartered Financial Analyst, is a graduate from Princeton University and earned his MBA in finance from Harvard Business School.

PRINCIPAL INVESTMENT STRATEGIES

      The Portfolio will normally invest at least 80% of its total assets in a diversified portfolio of common stocks and securities convertible into common stocks of issuers with total market capitalizations of $1 billion or greater at the time of purchase. In determining which securities to buy, hold or sell, the Adviser focuses its investment selection on highly liquid equity securities that, in the Adviser's opinion, have above average price appreciation potential at the time of purchase. In general, securities are characterized as having above average dividend yields and below average price earnings ratios relative to the stock market in general, as measured by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). Other factors, such as earnings, the issuer's ability to generate cash flow in excess of business needs and sustain above average profitability, as well as industry outlook and market share, are also considered by the Adviser.

      In addition, the Portfolio may invest in stock index futures contracts and options.

      The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

      There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

      COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

      OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments including the risks associated with stock index futures contracts and options. For information about these risks, see the "Additional Risk Information" section.

      Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

      The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

      This chart shows how the performance of the Portfolio's shares has varied from year to year over the life of the Portfolio. It does not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown.

                     ANNUAL TOTAL RETURNS - CALENDAR YEARS*

                             1999          0.42%
                             2000         10.38%
                             2001         -4.58%

      During the period shown in the bar chart, the highest return for a calendar quarter was 10.69% (quarter ended December 31, 2000) and the lowest return for a calendar quarter was -9.81% (quarter ended September 30, 1999). Year-to-date total return as of September 30, 2002 for Class B shares was -34.89%.

*     Class B shares of the Portfolio commenced operations on January 4, 1999.

AVERAGE ANNUAL TOTAL RETURNS

      This table compares the average annual returns of the Portfolio's shares with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives. The returns assume you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)

                                                              Past           Life of Portfolio
                                                             1 Year            (Since 1/4/99)
                                                             ------            --------------
Large Capitalization Value Portfolio(1):
  Return Before Taxes                                         -8.93%                0.79%
  Return After Taxes on Distributions                        -11.13%               -1.29%
  Return After Taxes on Distributions and Sale of
   Portfolio Shares                                           -4.42%                0.02%
Indices:  (Reflects no deduction for fees, expenses
or taxes)
S&P/Barra Value Index(2)                                     -11.71%                1.83%
Morningstar Large Value Average(3)                            -4.45%                2.88%

(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under "Contingent Deferred Sales Charge."

(2) The S&P/Barra Value Index is constructed by dividing the stocks in the S&P 500 index according to price-to-book ratios. This unmanaged index contains stocks with lower price-to-book ratios and is market capitalization weighted. Unlike the returns for the Portfolio, the returns for the Index do not include fees and expenses. Investors may not invest directly in the Index.

(3) The Morningstar Large Value Average, as of December 31, 2001 consisted of 808 mutual funds comprised of large market capitalization stocks with the lowest combinations of price-to-earnings and price-to-book scores. Investors may not invest in the Average directly.

      The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.6%), and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

      For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

LARGE CAPITALIZATION GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

      The Large Capitalization Growth Portfolio seeks capital appreciation.

THE ADVISER

      The Portfolio is advised by Harris Bretall Sullivan & Smith, L.L.C. Stock selection for the Portfolio is made by the Investment Committees of Harris Bretall. The Portfolio is managed by a management team that includes Gordon Ceresino, Joe Calderazzo and Dennis Karle. Mr. Ceresino is the Chief Executive Officer of Harris Bretall and has been associated with the firm since 1991. Mr. Calderazzo is co-director of the Institutional and Private Client Group at Harris Bretall Sullivan & Smith, L.L.C. and has been associate with the firm since 1990. Mr. Karle is co-director of the Institutional and Private Client Group at Harris Bretall Sullivan & Smith, L.L.C. and has been associated with the firm since 1997.

PRINCIPAL INVESTMENT STRATEGIES

      The Portfolio will normally invest at least 80% of its total assets in a diversified portfolio of common stocks and securities convertible into common stocks of issuers with total market capitalizations of $3 billion or more. The Portfolio will normally invest in common stocks that, in the Adviser's opinion, are characterized by earnings growth in excess of that of the S&P 500. In deciding which securities to buy, hold or sell, the Adviser evaluates factors believed to be favorable to long-term capital appreciation, including specific financial characteristics of the issuer such as historical earnings growth, sales growth, profitability and return on equity. The Adviser also analyzes the issuer's position within its industry as well as the quality and experience of the issuer's management.

      The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

      There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

      COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

      OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

      Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

      The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

      This chart shows how the performance of the Portfolio's shares has varied from year to year over the life of the Portfolio. It does not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown.

                     ANNUAL TOTAL RETURNS - CALENDAR YEARS*

                          1999           33.62%
                          2000          -22.27%
                          2001          -28.64%

      During the period shown in the bar chart, the highest return for a calendar quarter was 24.87% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -24.53% (quarter ended September 30, 2001). Year-to-date total return as of September 30, 2002 for Class B shares was -34.60%.

*     Class B shares of the Portfolio commenced operations on January 4, 1999

AVERAGE ANNUAL TOTAL RETURNS

      This table compares the average annual returns of the Portfolio's shares with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives. The returns assume you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)

                                                                      Past         Life of Portfolio
                                                                     1 Year          (Since 1/4/99)
                                                                     ------          --------------
Large Capitalization Growth Portfolio(1):
   Return Before Taxes                                                -32.20%            -10.64%
   Return After Taxes on Distributions                                -32.24%            -11.90%
   Return After Taxes on Distributions and Sale of Portfolio
   Shares                                                             -19.57%             -7.99%
Indices:  (Reflects no deduction for fees, expenses or taxes)
S&P/Barra Growth Index(2)                                             -12.73%             -4.46%
Morningstar Large Growth Average(3)                                   -22.44%             -2.41%

(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under "Contingent Deferred Sales Charge."

(2) The S&P/Barra Growth Index is constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. This unmanaged index contains stocks with higher price-to-book ratios and is market capitalization weighted. Unlike the returns for the Portfolio, the returns for the Index do not include fees and expenses. Investors may not invest directly in the Index.

(3) The Morningstar Large Growth Average, as of December 31, 2001, consisted of 988 mutual funds comprised of large market capitalization stocks with the highest combinations of price-to-earnings and price-to-book scores. Investors may not invest in the Average directly.

      The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.6%), and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

      For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

MID CAPITALIZATION PORTFOLIO

INVESTMENT OBJECTIVE

      The Portfolio seeks long-term capital appreciation.

THE ADVISER

      The Portfolio is advised by Caterpillar Investment Management Ltd. Stock selection for the Portfolio is made by the Equity Investment Management team, whose activities are overseen by the Investment Committee of Caterpillar Investment Management Ltd. The Portfolio is managed by a management team that includes Keith D. Yoder. Mr. Yoder is a Senior Portfolio Manager of Caterpillar Investment Management Ltd and has been associated with the firm since August 2000.

PRINCIPAL INVESTMENT STRATEGY

      The Portfolio will normally invest at least 80% of its total assets in equity securities of U.S. companies that have a market capitalization of between $1 billion and $15 billion at the time of purchase. The Portfolio invests in securities of companies that are believed by the Adviser to be undervalued, thereby offering above-average potential for capital appreciation. The Portfolio may invest up to 20% of its total assets in the equity securities of foreign companies and in securities convertible into the common stock of U.S. companies, such as convertible preferred stock and convertible bonds. The Portfolio may also invest in investment grade debt securities such as corporate bonds, government securities and mortgage and other asset-backed securities.

      The Portfolio strives to provide long-term capital appreciation through a multi-factor selection process. In seeking to accomplish this goal, the Adviser uses fundamental analysis to invest in stocks that are believed to be less expensive than comparable companies as determined by price/earnings ratios, cash flows or other measures. The Adviser also uses quantitative screening in seeking to identify mid-cap companies with attractive earnings growth, revenue growth, and balance sheet strength. The Adviser also attempts to identify industry and economic themes that can drive company profits.

      The Portfolio may invest in companies that the adviser believes are undervalued and may be subject to positive changes from new markets/products, restructuring, acquisitions, divestitures, mergers, change in management, regulatory change, or other changes that will enhance the value of the company.

      The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

      There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

      MID-SIZED COMPANIES. The Portfolio will invest primarily in companies with medium market capitalizations. Market capitalization refers to the total market value of the outstanding stock of a company. Mid cap companies generally have a market capitalization between $1 billion and $15 billion. Investing in such companies may involve more risk than is usually associated with investing in larger, more established companies. Mid cap companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Mid cap companies are often traded in the over-the-counter market, and the low market liquidity of these securities may have an adverse effect on the ability of the Portfolio to sell certain securities at favorable prices. Such securities usually trade in lower volumes and are subject to greater and more unpredictable price fluctuations than larger cap securities or the stock market in general. This also may impede the Portfolio's ability to obtain market quotations based on actual trades in order to value the Portfolio's securities. Mid cap securities may have returns that can vary, occasionally significantly, from the market in general. In addition, mid cap companies may not pay a dividend.

      FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

      The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

      Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

      Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities. Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States.

      The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

      The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

      OTHER RISKS. The performance of the Portfolio will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

      Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

      There is no performance information for the Portfolio since it has not commenced operations as of the date of this Prospectus.

FEES AND EXPENSES

      For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

SMALL CAPITALIZATION PORTFOLIO

INVESTMENT OBJECTIVE

      The Small Capitalization Portfolio seeks maximum capital appreciation.

THE ADVISER

      The Portfolio is advised by Fox Asset Management LLC. It is managed by a management team led by J. Peter Skirkanich and George C. Pierides, who are the key small-cap personnel on the firm's Investment Committee. Mr. Skirkanich is the President and Chief Investment Officer of Fox and founded the firm in 1985. Mr. Pierides is a Managing Director and Director of Small-Cap Equities; he joined the firm in 1995 from Windward Asset Management.

PRINCIPAL INVESTMENT STRATEGIES

      The Portfolio will normally invest at least 80% of its total assets in common stocks of companies whose stock market capitalizations fall within the range of capitalizations in the Russell 2000 Index. The Portfolio will also occasionally invest a portion of its assets in mid cap stocks that are small relative to their industries that the adviser believes have compelling valuations and, and it will not immediately sell a security that was bought as a small-cap stock but through appreciation has become a mid cap stock. In selecting securities for the Portfolio, the Adviser begins with a screening process that seeks to identify growing companies whose stocks sell at discounted price-to-earnings and price-to-cash flow multiples. The Adviser also attempts to discern situations where intrinsic asset values are not widely recognized. The Adviser favors such higher-quality companies that generate strong cash flow, provide above-average free cash flow yields and maintain sound balance sheets. Rigorous fundamental analysis, from both a quantitative and qualitative standpoint, is applied to all investment candidates. While the Adviser employs a disciplined "bottom-up" approach that attempts to identify undervalued stocks, it nonetheless is sensitive to emerging secular trends. The Adviser does not, however, rely on macroeconomic forecasts in its stock selection efforts and prefers to remain fully invested.

      The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

      There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

      COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

      SMALL AND MEDIUM CAPITALIZATION COMPANIES. The Portfolio's investments in smaller and medium-sized companies carry more risk than investments in larger companies. While some of the Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on the Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for the Portfolio to obtain market quotations based on actual trades, for purposes of valuing its securities. Investing in lesser-known, smaller and medium capitalization companies involves greater risk of volatility of the Portfolio's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions. Small Cap companies may have returns that can vary, occasionally significantly, from the market in general. In addition, small cap companies may not pay a dividend.

      OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

      The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

      This chart shows how the performance of the Portfolio's shares has varied from year to year over the life of the Portfolio. It does not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown.

                     ANNUAL TOTAL RETURNS - CALENDAR YEARS*

                         1999               12.33%
                         2000               21.01%
                         2001                5.79%

      During the period shown in the bar chart, the highest return for a calendar quarter was 22.34% (quarter ended June 30, 1999) and the lowest return for a calendar quarter was -17.51% (quarter ended September 30, 2001). Year-to-date total return as of September 30, 2002 for Class B shares was -11.97%.

*     Class B shares of the Portfolio commenced operations on January 4, 1999.

AVERAGE ANNUAL TOTAL RETURNS

      This table compares the average annual returns of the Portfolio's shares with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives. The returns assume you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)

                                                                                         Life of
                                                                         Past           Portfolio
                                                                        1 Year       (Since 1/2499)
                                                                        ------       --------------
Small Capitalization Portfolio(1):
   Return Before Taxes                                                   1.04%           11.81%
   Return After Taxes on Distributions                                  -3.00%            8.73%
   Return After Taxes on Distributions and Sale of Portfolio
     Shares                                                              0.74%            8.07%
Indices:  (Reflects no deduction for fees, expenses or taxes)
Russell 2000 Index(2)                                                    2.49%            6.42%
Morningstar Small Blend Average(3)                                       8.77%           11.58%

(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under "Contingent Deferred Sales Charge."

(2) The Russell 2000 Index is comprised of the 2,000 smallest U.S. domiciled publicly traded common stocks which are included in the Russell 3000 Index. The common stocks included in the Russell 2000 Index represent approximately 10% of the U.S. equity market as measured by market capitalization. The Russell 2000 Index is an unmanaged index of the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization representing approximately 98% of the U.S. publicly traded equity market. The Russell 2000 Index is an unmanaged Index. Unlike the returns for the Portfolio, the returns for the Index do not include fees and expenses and reflect reinvested dividends. Investors may not invest in the Index directly.

(3) The Morningstar Small Blend Average, as of December 31, 2001, consisted of 252 mutual funds comprised of small market capitalization stocks that fall between the highest and lowest combinations of price-to-earnings and price-to-book scores. Investors may not invest in the Average directly.

      The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.6%), and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

      For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE

      The Portfolio seeks long-term capital appreciation.

THE ADVISER

      The Portfolio is managed by the Core International Equity and the Asset Allocation teams of Pictet International Management Limited ("Pictet"). Current members of the Core International Equity team include Richard Heelis, Senior Investment Manager. Mr. Heelis joined Pictet from Norwich Union in 1999 and his responsibilities include EAFE and Japanese mandates. Current Members of the Asset Allocation team include Nicholas Johnson, Chief Investment Officer and Head of Equities. Mr. Johnson joined Pictet in January 1993.

PRINCIPAL INVESTMENT STRATEGY

      The Portfolio will normally invest at least 80% of its total assets in the equity securities of companies located outside of the United States. Equity securities consist of common and preferred stock and other securities such as depositary receipts, bonds, rights and warrants that are convertible into common stock. Under normal market conditions, at least 65% of the Portfolio's assets will be invested in securities of issuers located in at least three foreign countries, including countries with developing and emerging economies. The Portfolio expects that its investments in foreign issuers will generally take the form of depositary receipts. These are dollar denominated receipts which represent and may be converted into the underlying foreign security. Depositary receipts are publicly traded on exchanges or over-the-counter in the United States. In deciding which securities to buy, hold or sell, the Adviser considers economic developments, industry prospects and other factors such as an issuer's competitive position or potential earnings.

      The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

      There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

      FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

      The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While depositary receipts are denominated in U.S. dollars, currency fluctuations could adversely effect the value of the Portfolios' investments.

      Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

      Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities. Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States.

      The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

      The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

      OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

      Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

      The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

      This chart shows how the performance of the Portfolio's shares has varied from year to year over the life of the Portfolio. It does not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown.

                     ANNUAL TOTAL RETURNS - CALENDAR YEARS*

                          1999                35.56%
                          2000               -18.94%
                          2001               -29.13%

      During the period shown in the bar chart, the highest return for a calendar quarter was 27.15% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -17.11% (quarter ended September 30, 2001). Year-to-date total return as of September 30, 2002 for Class B shares was -29.80%.

*     Class B shares of the Portfolio commenced operations on January 4, 1999.

AVERAGE ANNUAL TOTAL RETURNS

      This table compares the average annual returns of the Portfolio's shares with those of a broad measure of market performance over time. The returns assume you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)

                                                                      Past        Life of Portfolio
                                                                     1 Year        (Since 1/4/99)
                                                                     ------        --------------
International Equity Portfolio(1):
   Return Before Taxes                                               -32.68%            -9.23%
   Return After Taxes on Distributions                               -32.68%           -10.11%
   Return After Taxes on Distributions and Sale of Portfolio
     Shares                                                          -19.90%            -7.18%
Index:  (Reflects no deduction for fees, expenses or taxes)
Morgan Stanley EAFE Index (U.S. Dollars)(2)                          -21.44%            -5.05%

(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under "Contingent Deferred Sales Charge."

(2) The Europe, Australia, Far East Index (EAFE) is a widely recognized index prepared by Morgan Stanley Capital International. This unmanaged index consists of non-U.S. companies which are listed on one of twenty foreign markets and assumes the reinvestment of dividends. Unlike the returns for the Portfolio, the returns for the Index do not include fees and expenses. Investors may not invest in the Index directly. The Gross Domestic Product
      (GDP) version of the Index is used above.

      The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.6%), and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

      For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

HEALTH & BIOTECHNOLOGY PORTFOLIO

INVESTMENT OBJECTIVE

      The Portfolio seeks long-term capital growth.

THE ADVISER

      Investment decisions for the Fund are made by an investment management teams at UBS Global Asset Management (Americas) Inc. No individual member of the investment management team is primarily responsible for making recommendations for portfolio purchases.

PRINCIPAL INVESTMENT STRATEGY

      The Portfolio will normally invest at least 80% of its total assets in equity, equity-related or debt securities of healthcare companies and biotechnology companies, regardless of their stock market value (or "market capitalization"). The Portfolio expects to invest primarily in common stocks of companies located throughout the world. The Adviser selects securities whose fundamental values it believes are greater than their market prices. The Adviser bases its estimate of value upon economic and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Adviser then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

      "Healthcare company," for purposes of Portfolio investments, is defined as an entity that is principally engaged in: the design, manufacture or sale of products or services used for or in connection with health, medical, or personal care such as medical, dental and optical supplies or equipment; research and development of pharmaceutical products and services; the operation of healthcare facilities such as hospitals, clinical test laboratories, and convalescent and mental healthcare facilities; and design, manufacture, or sale of healthcare-related products and services.

      "Biotechnology company," for purposes of Portfolio investments, is defined as an entity that is principally engaged in: research, development, manufacture or distribution of products and services relating to human health care, pharmaceuticals, agricultural and veterinary applications, and the environment; and manufacturing and/or distributing biotechnological and biomedical products, devices or instruments.

      The Portfolio also defines a "healthcare or biotechnology company" as an entity that is principally engaged in providing materials, products or services to a healthcare or biotechnology company. The Portfolio considers a company to be "principally engaged" in one of the above activities if at least 50% of its revenues or profits comes from those activities or at least 50% of the company's assets were devoted to such activities based upon the company's most recent fiscal year.

      The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

      There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

      HEALTHCARE AND BIOTECHNOLOGY SECTOR. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the healthcare and biotechnology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a healthcare company's market value and/or share price. Biotechnology companies are affected by patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and have thinly traded securities, may not yet offer products or offer a single product, and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. Moreover, stock prices of biotechnology companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

      Consequently, the Portfolio's performance may sometimes be significantly better or worse than that of other types of funds.

      FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

      The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

      Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

      Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities. Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States.

      The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

      The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

      NON-DIVERSIFICATION. Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the Portfolio's share price.

      PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

      OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

      Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

      For the periods shown in the bar chart and table below, the Portfolio operated as a separate fund called the Orbitex Health & Biotechnology Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.

      The bar chart below shows the performance of the Class B shares of the Predecessor Fund. The table gives some indication of the risks of an investment in the Portfolio by comparing the Predecessor Fund's performance with a broad measure of market performance. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

      This chart shows how the performance of the Class B shares of the Predecessor Fund has varied from year to year over the life of the Portfolio. It does not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown.

                      ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                2000       55.00%
                                2001      -10.16%

      During the periods shown in the bar chart, the highest return for a calendar quarter was 40.57% (quarter ended March 31, 2000) and the lowest return for a calendar quarter was -30.91% (quarter ended March 31, 2001). Year-to-date total return as of September 30, 2002 was -40.67%.

AVERAGE ANNUAL TOTAL RETURNS

      This table compares the average annual returns of the Class B share of the Predecessor Fund with those of a broad measure of market performance over time. The returns assume you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

            AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)(1)

                                                                                    Life of
                                                                   Past            Portfolio
                                                                  1 Year        (Since 7/15/99)
                                                                  ------        ---------------
               Health & Biotechnology Portfolio:
                 Return Before Taxes                             -14.65%            29.23%
                 Return After Taxes on Distributions             -14.65%            28.74%
                 Return After Taxes on Distributions and
                  Sale of Portfolio Shares                        -8.92%            23.94%
               Indices:  (Reflects no deduction for fees,
               expenses or taxes)
               S&P 500(Reg. TM) Index(2)                         -11.89%            -6.86%
               MSCI World Healthcare Index(3)                    -14.00%             0.81%

(1) The performance figures shown above reflect the performance of Class B shares of the Predecessor Fund.

(2) The S&P 500(Reg. TM) Index is an unmanaged Index. Index returns assume reinvestment of dividends; unlike the Portfolio's returns, however, Index returns do not reflect any fees or expenses.

(3) The MSCI World Healthcare Index is a free float-adjusted market capitalization index that is designed to measure global developed healthcare equity performance. As of April 2002 the MSCI World Healthcare Index consisted of the following 23 developed market country indices:
      Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

      The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.6%), and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

      For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

TECHNOLOGY & COMMUNICATIONS PORTFOLIO

      The Portfolio seeks long-term growth of capital.

THE ADVISER

      The Portfolio is advised by Columbus Circle Investors. Stock selection for the Portfolio is made by Anthony Rizza, CFA, Senior Managing Director. Mr. Rizza created and subsequently managed Columbus Circle Investors' Technology process since January 1, 1995.

PRINCIPAL INVESTMENT STRATEGY

      The Portfolio will normally invest at least 80% of its total assets in equity securities issued by technology and communications companies, both domestic and foreign, regardless of their market capitalization. The Portfolio may invest up to 25% of its total assets in foreign companies. The Portfolio defines a "technology company" as an entity in which at least 50% of the company's revenues or earnings were derived from technology activities or at least 50% of the company's assets were devoted to such activities, based upon the company's most recent fiscal year. Technology companies may include, among others, companies that are engaged in the research, design, development or manufacturing of technology products. These companies include among others, those in the Internet, medical, pharmaceutical, manufacturing, computer software and hardware industries. The Portfolio defines a "communications company" as an entity in which at least 50% of the company's revenues or earnings were derived from communications activities or at least 50% of the company's assets were devoted to such activities, based upon the company's most recent fiscal year. Communications activities may include, among others, regular telephone service; communications equipment and services; electronic components and equipment; broadcasting; computer software and hardware; semiconductors; mobile communications and cellular radio/paging; electronic mail and other electronic data transmission services; networking and linkage of word and data processing systems; publishing and information systems; video text and teletext; emerging technologies combining telephone, television and/or computer systems; and internet and network equipment and services.

      The Portfolio expects to invest primarily in U.S. and foreign common stocks but may also invest in other types of equity securities, investment grade debt securities and in securities of companies outside the communications, information and technology industries.

      In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions. Factors considered include growth potential, earnings, estimates and management. Particular emphasis is placed on identifying companies whose performance has exceeded expectations.

      The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

      There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

      TECHNOLOGY AND COMMUNICATIONS SECTOR. Because of its specific focus, the Portfolio's performance is closely tied to, and affected by, events occurring in the information, communications, and related technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition. Many technology companies sell stock before they have a commercially viable product, and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many technology companies have very high price/earnings ratios, high price volatility, and high personnel turnover due to severe labor shortages for skilled technology professionals.

      EMERGING TECHNOLOGY SECTOR RISK. Because of its narrow focus, the Portfolio's performance is closely tied to, and affected by, events occurring in the emerging technology and general technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition. In some cases, there are some emerging technology companies which sell stock before they have a commercially viable product, and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many emerging technology companies have very high price/earnings ratios, high price volatility, and high personnel turnover due to severe labor shortages for skilled emerging technology professionals.

      FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

      The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

      Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

      Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities. Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States.

      The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

      The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

      NON-DIVERSIFICATION. Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund's share price.

      PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

      OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

      Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

      For the periods shown in the bar chart and table below, the Portfolio operated as a separate fund called the Orbitex Info-Tech & Communications Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.

      The bar chart below shows the performance of the Class B shares of the Predecessor Fund. The table gives some indication of the risks of an investment in the Portfolio by comparing the Predecessor

Fund's performance with a broad measure of market performance. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

      This chart shows how the performance of the Class B shares of the Predecessor Fund has varied from year to year over the life of the Portfolio. It does not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown.

                      ANNUAL TOTAL RETURNS - CALENDAR YEARS

                             1999      166.40%
                             2000      -36.86%
                             2001      -54.76%

      During the periods shown in the bar chart, the highest return for a calendar quarter was 62.41% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -44.39% (quarter ended December 31, 2000). Year-to-date total return as of September 30, 2002 was -51.69%.

AVERAGE ANNUAL TOTAL RETURNS

      This table compares the average annual returns of the Class B shares of the Predecessor Fund with those of a broad measure of market performance over time. The returns assume you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

           AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)(1)

                                                                  Past         Life of Portfolio
                                                                 1 Year         (Since 9/16/98)
                                                                 ------         ---------------
               Technology & Communications Portfolio:
                 Return Before Taxes                             -57.02%            -3.90%
                 Return After Taxes on Distributions             -57.02%            -8.54%
                 Return After Taxes on Distributions and
                  Sale of Portfolio Shares                       -34.72%            -1.83%
               Indices:  (Reflects no deduction for fees,
               expenses or taxes)
               S&P 500(Reg. TM) Index(2)                         -11.89%             4.19%
               Lipper Science & Technology Funds Index(3)        -34.72%             9.19%

(1) The performance figures shown above reflect the performance of Class B shares of the Predecessor Fund.

(2) The S&P 500(Reg. TM) Index is an unmanaged index. Index returns assume reinvestment of dividends; unlike the Portfolio's returns, however, Index returns do not reflect any fees or expenses.

(3) The Lipper Science and Technology Funds Index is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is compiled by Lipper, Inc.

      The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.6%), and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

      For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

FINANCIAL SERVICES PORTFOLIO

INVESTMENT OBJECTIVE

      The Portfolio seeks long-term growth of capital.

THE ADVISER

      The Portfolio is advised by Harris Bretall Sullivan & Smith, L.L.C. Stock selection for the Portfolio is made by the Investment Committee of Harris Bretall Sullivan & Smith, L.L.C. The Portfolio is managed by a management team that includes David Post and Daniel Perrin. Mr. Post is the Director of Research of Harris Bretall Sullivan & Smith, L.L.C. and has been associated with the firm since 1994. Mr. Perrin is a Research Analyst at Harris Bretall Sullivan & Smith, L.L.C. who covers financial services and has been associated with the firm since 2000.

PRINCIPAL INVESTMENT STRATEGY

      The Portfolio will normally invest at least 80% of its total assets in U.S. and foreign securities issued by financial services companies, regardless of their stock market value (or "market capitalization"). Normally at least 25% of the Portfolio's total assets is expected to be in securities of companies in the Finance and Insurance industries, and up to 25% in foreign companies. The Adviser expects to invest primarily in U.S. and foreign common stocks, but may also invest in other types of equity securities, investment grade debt securities and in securities of companies outside the financial services industries.

      The Portfolio will generally invest in companies that the Adviser expects will capitalize on emerging changes in the global financial services industries. In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

      "Financial services company," for purposes of Portfolio investments, is defined as an entity in which at least 50% of the company's revenues or earnings were derived from financial services activities based upon the company's most recent fiscal year, or at least 50% of the company's assets were devoted to such activities based on the company's most recent fiscal year. Financial services companies provide financial services to consumers and industry. Examples of companies in the financial services sector include commercial banks, investment banks, savings and loan associations, thrifts, finance companies, brokerage and advisory firms, transaction and payroll processors, insurance companies, real estate and leasing companies, and companies that span across these segments, and service providers whose revenue is largely derived from the financial services sector. Under SEC regulations, the Portfolio may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

      The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

      There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your

Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

      FINANCIAL SERVICES SECTOR. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the financial services industry. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. The Portfolio is more vulnerable to price fluctuations of financial services companies and other factors that particularly affect financial services industries than a more broadly diversified mutual fund. In particular, the prices of stock issued by many financial services companies have historically been more closely correlated with changes in interest rates than other stocks. Generally, when interest rates go up, stock prices of these companies go down. This relationship may not continue in the future. Financial services companies are subject to extensive government regulation which tends to limit both the amount and types of loans and other financial commitments the company can make, and the interest rates and fees it can charge. These limitations can have a significant impact on the profitability of a financial services company since profitability is impacted by the company's ability to make financial commitments such as loans. Insurance companies in which the Portfolio invests may also have an impact on the Portfolio's performance as insurers may be subject to severe price competition, claims activity, marketing competition and general economic conditions. Certain lines of insurance can be significantly influenced by specific events. For example, property and casualty insurer profits may be affected by certain weather catastrophes and other disasters; and life and health insurer profits may be affected by mortality risks and morbidity rates. The financial services industry is currently undergoing a number of changes such as continuing consolidations, development of new products and structures and changes to its regulatory framework. These changes are likely to have a significant impact on the financial services industry and the Portfolio.

      FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

      The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

      Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

      Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities. Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States.

      The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

      The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

      NON-DIVERSIFICATION. Because the Financial Services Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund's share price.

      PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

      OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

      Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

      For the periods shown in the bar chart and table below, the Portfolio operated as a separate fund called the Orbitex Financial Services Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.

      The bar chart below shows the performance of the Class B shares of the Predecessor Fund. The table gives some indication of the risks of an investment in the Portfolio by comparing the Predecessor Fund's performance with a broad measure of market performance. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

      This chart shows how the performance of the Class B shares of the Predecessor Fund has varied from year to year over the life of the Portfolio. It does not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown.

                      ANNUAL TOTAL RETURNS - CALENDAR YEARS

                               2001       -5.86%

      During the periods shown in the bar chart, the highest return for a calendar quarter was 9.83% (quarter ended June 30, 2001) and the lowest return for a calendar quarter was -13.12% (quarter ended September 30, 2001). Year-to-date total return as of September 30, 2002 was -19.76%.

AVERAGE ANNUAL TOTAL RETURNS

      This table compares the average annual returns of the Class B share of the Predecessor Fund with those of a broad measure of market performance over time. The returns assume you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)(1)

                                                                   Past         Life of Portfolio
                                                                  1 Year         (Since 8/1/00)
                                                                  ------         --------------
            Financial Services Portfolio:
              Return Before Taxes                                 -10.56%             4.07%
              Return After Taxes on Distributions                 -10.56%             3.93
              Return After Taxes on Distributions and Sale
               of Portfolio Shares                                -6.43%              3.19
            Indices:  (Reflects no deduction for fees,
            expenses or taxes)
            S&P 500(Reg. TM) Index(2)                             -11.89%            -13.29*
            Financial Services Sector Index(3)                    -6.79%             7.87%*

*     From July 31, 2000

(1) The performance figures shown above reflect the performance of Class B shares of the Predecessor Fund.

(2) The S&P 500(Reg. TM) Index is an unmanaged index. Index returns assume reinvestment of dividends; unlike the portfolio's returns, however, Index returns do not reflect any fees or expenses.

(3) The S&P Financial Services Sector Index, is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is compiled by S&P.

      The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.6%), and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

      For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

ENERGY & BASIC MATERIALS PORTFOLIO

INVESTMENT OBJECTIVE

      The Portfolio seeks long-term growth of capital.

THE ADVISER

      The Portfolio is advised by Caterpillar Investment Management Ltd. Stock selection for the Portfolio is made by the Equity Investment Management team, whose activities are overseen by the Investment Committee of Caterpillar Investment Management Ltd. The Portfolio is managed by a management team that includes Keith D. Yoder. Mr. Yoder is a Senior Portfolio Manager of Caterpillar Investment Management Ltd and has been associated with the firm since August 2000.

PRINCIPAL INVESTMENT STRATEGY

      The Portfolio invests in common stock of domestic and foreign issuers regardless of their size. It expects to invest primarily in U.S. common stocks but may also invest in other types of equity securities and debt securities of any quality, and may invest up to 25% of its total assets in foreign companies.

      The Portfolio will normally invest at least 80% of its total assets in equity securities issued by companies involved in the exploration, development, production or distribution of oil, natural gas, coal and uranium, basic materials such as metals, minerals, chemicals, water, forest products, precious metals, and other related industries. The Portfolio may also invest a portion of its assets in securities of companies in the oil and natural gas exploration, development, production and distribution industry, securities of companies in the mining industry; and securities of companies in the precious metals industry.

      The Portfolio invests in securities of companies that are deemed to be undervalued, and therefore are believed to offer above-average potential for capital appreciation. These securities include securities of companies that are engaged in the energy, basic materials and other related businesses that are out of favor with investors and are trading at prices that the adviser believes are below their true worth based on each company's potential earnings, asset values and dividend yield.

      The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

      There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

      ENERGY AND BASIC MATERIALS SECTOR. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the energy and basic materials industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Companies in the energy and basic materials sector are subject to swift fluctuations in supply and demand. These fluctuations may be caused by events relating to international political and economic developments, energy conservation, the success of exploration projects, the environmental impact of energy and basic materials operations and tax and other governmental regulatory policies. Consequently, the Portfolio's performance may sometimes be significantly better or worse than that of other types of funds.

      FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

      The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

      Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

      Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities. Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States.

      The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

      The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

      NON-DIVERSIFICATION. Because the Energy & Basic Materials Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund's share price.

      PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

      OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

      Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

      For the periods shown in the bar chart and table below, the Portfolio operated as a separate fund called the Orbitex Energy & Basic Materials Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.

      The bar chart below shows the performance of the Class B shares of the Predecessor Fund. The table gives some indication of the risks of an investment in the Portfolio by comparing the Predecessor Fund's performance with a broad measure of market performance. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

      This chart shows how the performance of the Class B shares of the Predecessor Fund has varied from year to year over the life of the Portfolio. It does not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown.

                      ANNUAL TOTAL RETURNS - CALENDAR YEARS

                               1999       39.15%
                               2000       24.44%
                               2001      -13.73%

      During the periods shown in the bar chart, the highest return for a calendar quarter was 17.12% (quarter ended June 30, 1999) and the lowest return for a calendar quarter was -19.57% (quarter ended September 30, 2001). Year-to-date total return as of September 30, 2002 was -13.12%.

AVERAGE ANNUAL TOTAL RETURNS

      This table compares the average annual returns of the Class B shares of the Predecessor Fund with those of a broad measure of market performance over time. The returns assume you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

            AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)(1)

                                                                  Past         Life of Portfolio
                                                                 1 Year         (Since 9/21/97)
                                                                 ------         ---------------
               Energy & Basic Materials Portfolio:
                  Return Before Taxes                            -17.60%            11.42%
                  Return After Taxes on Distributions            -21.08%             8.48%
                  Return After Taxes on Distributions and
                    Sale of Portfolio Shares                     -10.84%             7.74%
               Indices: (Reflects no deduction for fees,
               expenses or taxes)
               S&P 500(Reg. TM) Index(2)                         -11.89%             5.91%
               Lipper Natural Resources Funds Index(3)           -12.58%             1.95%

(1) The performance figures shown above reflect the performance of Class B shares of the Predecessor Fund.

(2) The S&P 500(Reg. TM) Index is an unmanaged index. Index returns assume reinvestment of dividends; unlike the portfolio's returns, however, Index returns do not reflect any fees or expenses.

(3) The Lipper Natural Resources Funds Index is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is compiled by Lipper, Inc.

      The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.6%), and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

         For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

SUMMARY OF TRUST EXPENSES

      ANNUAL PORTFOLIO OPERATING EXPENSES. The following table lists the fees and expenses that an investor will incur as a shareholder of each of the Portfolios based on operating expenses incurred during the fiscal year ended August 31, 2002.

                                               U.S.                                        Large           Large
                                            Government     Investment     Municipal    Capitalization  Capitalization
                                           Money Market   Quality Bond       Bond          Value           Growth
                                             Portfolio      Portfolio     Portfolio      Portfolio       Portfolio
                                             ---------      ---------     ---------      ---------       ---------
SHAREHOLDER FEES
  Maximum Sales Charge on Purchases of
   Shares (as a % of offering price)            NONE           NONE         NONE             NONE           NONE
  Sales Charge on Reinvested Dividends
   (as a % of offering price)                   NONE           NONE         NONE             NONE           NONE
  Maximum Contingent Deferred Sales
   Charge (as a % of offering price)(1)            5%             5%           5%               5%             5%
Exchange Fee                                    NONE           NONE         NONE             NONE           NONE

ANNUAL PORTFOLIO OPERATING
  EXPENSES
  (expenses that are deducted from
  Portfolio assets as a percentage of
  average net assets)

Management Fees**                              0.475%          0.55%        0.55%            0.65%          0.65%
Distribution (Rule 12b-1 Expenses(2)(3)         1.00%          1.00%        1.00%            1.00%          1.00%
Other Expenses*                                0.905%          0.89%        1.83%            0.85%          0.86%

Total Annual Portfolio Operating
Expenses Before Expense Waivers and/or
Reimbursements  (See ** footnote  below
for the Expense Waivers and
Reimbursements and Net Expenses of the
Portfolios)                                     2.38%          2.44%        3.38%            2.50%          2.51%

                                           Mid            Small       International     Health &       Technology &
                                      Capitalization  Capitalization     Equity      Biotechnology    Communications
                                        Portfolio       Portfolio       Portfolio      Portfolio        Portfolio
                                        ---------       ---------       ---------      ---------        ---------
SHAREHOLDER FEES
  Maximum Sales Charge on Purchases
   of Shares (as a % of offering
   price)                                  NONE           NONE            NONE           NONE              NONE
  Sales Charge on Reinvested
   Dividends (as a % of offering
   price)                                  NONE           NONE            NONE           NONE              NONE
  Maximum Contingent Deferred Sales
   Charge (as a % of offering
   price) (1)                                 5%             5%              5%             5%                5%
  Exchange Fee                             NONE           NONE            NONE           NONE              NONE
ANNUAL PORTFOLIO OPERATING
  EXPENSES
  (expenses that are deducted from
  Portfolio assets as a percentage of
  average net assets)

Management Fees**                          0.75%          0.65%           0.75%          1.25%             1.25%
Distribution (Rule 12b-1
  Expenses)(2)(3)                          1.00%          1.00%           1.00%          1.00%             1.00%
Other Expenses*                            0.70%          0.96%           1.26%          0.61%             0.83%

                                           Mid            Small       International     Health &       Technology &
                                      Capitalization  Capitalization     Equity      Biotechnology    Communications
                                        Portfolio       Portfolio       Portfolio      Portfolio        Portfolio
                                        ---------       ---------       ---------      ---------        ---------
Total Annual Portfolio Operating
Expenses Before Expense Waivers
and/or Reimbursements  (See **
footnote  below for the Expense
Waivers and  Reimbursements and Net
Expenses of the Portfolios)                2.45%          2.61%           3.01%          2.86%             3.08%

                                                                               Financial Services      Energy & Basic
                                                                                   Portfolio         Materials Portfolio
                                                                                   ---------         -------------------
SHAREHOLDER FEES
  Maximum Sales Charge on Purchases of Shares (as a % of offering price)              NONE                  NONE
  Sales Charge on Reinvested Dividends (as a % of offering price)                     NONE                  NONE
  Maximum Contingent Deferred Sales Charge (as a % of offering price) (1)
  Exchange Fee

ANNUAL PORTFOLIO OPERATING EXPENSES
  (expenses that are deducted from Portfolio assets as a percentage of average net assets)
Management Fees**                                                                    1.25%                 1.25%
Distribution (Rule 12b-1 Expenses)(2)(3)                                             1.00%                 1.00%
Other Expenses*                                                                      2.78%                 1.89%
Total Annual Portfolio Operating Expenses Before Expense Waivers and/or
Reimbursements  (See ** footnote  below for the Expense Waivers and
Reimbursements and Net Expenses of the Portfolios)                                   5.03%                 4.14%

(1) The Contingent Deferred Sales Charge is scaled down to 1.00% during the sixth year, reaching zero thereafter.

(2) The 12b-1 fee is accrued daily and payable monthly, at the annual rate of 1% of the average net assets of Class B Shares. Up to 0.25% of the average daily net assets may be paid directly to the Manager for support services. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee. A service fee is a payment made for personal service and/or maintenance of shareholder accounts.

(3) Upon conversion of Class B shares to Class I shares, such shares will not be subject to a 12b-1 Fee. No sales charge is imposed at the time of conversion of Class B shares to Class I shares (see "Shareholder Information--Contingent Deferred Sales Charge").

(4) "Total Annual Portfolio Operating Expenses," as shown above, are based upon the sum of Management Fees, 12b-1 Fees and "Other Expenses."

      * "Other Expenses" for the Mid Capitalization, Health & Biotechnology, Technology & Communications, Financial Services and Energy & Basic Materials Portfolios are estimated for the current fiscal year and reflect the pro form combined operations of the portfolios after the applicable reorganization.

      ** MANAGEMENT FEES AND OTHER EXPENSES: Each Portfolio pays the Manager a fee for its services that is computed daily and paid monthly at an annual rate ranging from .475% to 1.25% of the value of the average daily net assets of the Portfolio. The fees of each Adviser are paid by the Manager. The nature of the services provided to, and the aggregate management fees paid by each Portfolio are described under "Investment Manager." The Portfolios, not the Manager, benefit from expense offset arrangements with the Trust's custodian bank where uninvested cash balances earn credits that reduce monthly fees. During the most recent fiscal year, the amount of the expense offset as a percentage of net assets for each respective portfolio was as follows: U.S. Government Money Market, 0.00%; Investment Quality Bond, 0.14%; Municipal Bond, 0.01%; Large Capitalization Value, 0.00%; Large Capitalization Growth, 0.05%; Small Capitalization, 0.01%; and International Equity, 0.25%. There were no expense offsets for the Health & Biotechnology Portfolio, Technology & Communications Portfolio, Mid Capitalization Portfolio, Financial Services Portfolio or Energy & Basic Materials Portfolio for the most recent fiscal year because they were newly created portfolios of the Saratoga Trust. Under applicable SEC regulations, the amount by which Portfolio expenses are reduced by an expense offset arrangement is required to be included in "Other Expenses." "Other Expenses" also include fees for shareholder services, administration, custodial fees, legal and accounting fees, printing costs, registration fees, the costs of regulatory compliance, a Portfolio's allocated portion of the costs associated with maintaining the Trust's legal existence and the costs involved in the Trust's communications with shareholders.

      Expense Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently waiving its management fees and/or assuming certain other operating expenses of the Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of each Portfolio up to five years from the date the fee or expense was incurred, but no reimbursement payment will be made by a Portfolio if it would result in the Portfolio exceeding its Expense Cap. Expenses borne by the Manager after December 31, 2002 will be subject to reimbursement/waiver by the relevant class of each Portfolio up to three years from the date the fee or expense was incurred. The following are the Expense Caps for each of the Portfolios: U.S. Government Money Market, 2.25%; Investment Quality Bond, 2.40%; Municipal Bond, 2.40%; Large Capitalization Value, 3.00%; Large Capitalization Growth, 3.00%; Mid Capitalization, 3.00%, Small Capitalization, 3.00%; International Equity, 3.30%; Health & Biotechnology, 3.30%; Technology & Communications, 3.30%; Financial Services,3.30%, Energy & Basic Materials, 3.30%.

      For the fiscal year ended August 31, 2002 the net expenses for the Portfolios were: U.S. Government Money Market, 2.07% (taking into account the expense reimbursement/waiver of 0.31%); Investment Quality Bond, 2.23% (taking into account the expense reimbursement/waiver of 0.21%); Municipal Bond, 2.27% (taking into account the expense reimbursement/waiver of 1.11%); Large Capitalization Value, 2.40% (taking into account the expense reimbursement/waiver of 0.10%); Mid Capitalization 2.45% (taking into account the expense reimbursement/waiver of 0%); Large Capitalization Growth, 2.40% (taking into account the expense reimbursement/waiver of 0.11%); Small Capitalization, 2.43% (taking into account the expense reimbursement/waiver of 0.18%); International Equity, 2.51% (taking into account the expense reimbursement/waiver of 0.50%); Health & Biotechnology, 2.86% (taking into account the expense reimbursement/waiver of 0.00%); Technology & Communications, 3.08% (taking into account the expense reimbursement/waiver of 0.00%); Financial Services, 3.30% (taking into account the expense reimbursement/waiver of 1.73%); and Energy & Basic Materials, 3.30% (taking into account the expense reimbursement/waiver of 0.84%). The net expenses of the Health & Biotechnology Portfolio, Technology & Communications Portfolio, Mid Capitalization Portfolio, Financial Services Portfolio or Energy & Basic Materials Portfolio reflect the pro forma combined operations of the funds after the applicable reorganization. The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice. In addition, the Health & Biotechnology Portfolio, Technology & Communications Portfolio, Mid Capitalization Portfolio, Financial Services Portfolio or Energy & Basic Materials Portfolio have agreed to assume the remaining obligations of the corresponding Predecessor Orbitex Fund under its Expense Reimbursement Agreement with Orbitex Management, Inc. Thus, the "Other Expenses" of the combined fund also includes such obligations of the Predecessor Orbitex Fund.

      EXAMPLE. This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. This example shows what expenses you could pay over time. The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

-     IF YOU SOLD YOUR SHARES

                         U.S.                                        Large           Large
                      Government     Investment     Municipal    Capitalization  Capitalization
                     Money Market   Quality Bond       Bond          Value           Growth
                       Portfolio      Portfolio     Portfolio      Portfolio       Portfolio
                       ---------      ---------     ---------      ---------       ---------
1 year                  $  741         $  747         $  841        $  753           $  753
3 years                   1142          1,161          1,439         1,179            1,179
5 years                   1470          1,501          1,960         1,531            1,531
10 years                  2492          2,534          3,446         2,600            2,605

                        Mid            Small       International     Health &       Technology &
                   Capitalization  Capitalization     Equity      Biotechnology    Communications
                     Portfolio       Portfolio       Portfolio      Portfolio        Portfolio
                     ---------       ---------       ---------      ---------        ---------
1 year                $  748          $  764          $  804          $  789          $  811
3 years                1,164           1,211           1,330           1,186           1,351

5 years                1,506           1,585           1,782           1,708           1,816
10 years               2,539           2,696           3,112           2,948           3,160

                                              Financial         Energy & Basic
                                              Services             Materials
                                              Portfolio            Portfolio
                                              ---------            ---------
1 year                                         $1,003               $  916
3 years                                         1,908                1,658
5 years                                         2,731                2,315
10 years                                        4,831                4,113

-     IF YOU HELD YOUR SHARES

                        U.S.                                        Large           Large
                     Government     Investment     Municipal    Capitalization  Capitalization
                    Money Market   Quality Bond       Bond          Value           Growth
                      Portfolio      Portfolio     Portfolio      Portfolio       Portfolio
                      ---------      ---------     ---------      ---------       ---------
1 year                $  241           $  247       $  341         $  253           $  254
3 years                  742              761        1,039            779              782
5 years                1,270            1,301        1,760          1,331            1,335
10 years               2,492            2,534        3,446          2,600            2,612

                        Mid            Small       International     Health &       Technology &
                   Capitalization  Capitalization     Equity      Biotechnology    Communications
                     Portfolio       Portfolio       Portfolio      Portfolio        Portfolio
1 year                $  248           $  264         $  304         $  289           $  311
3 years                  764              811            930            886              951
5 years                1,306            1,385          1,582          1,508            1,616
10 years               2,539            2,696          3,112          2,948            3,160

                                               Financial        Energy & Basic
                                               Services           Materials
                                               Portfolio          Portfolio
1 year                                          $  503             $  416
3 years                                          1,508              1,258
5 years                                          2,513              2,115
10 years                                         4,871              4,113

ADDITIONAL INVESTMENT STRATEGY INFORMATION

      This section provides additional information relating to each Portfolio's principal strategies.

      DEFENSIVE INVESTING. The Portfolios are intended primarily as vehicles for the implementation of a long-term investment program utilizing asset allocation strategies rendered through investment advisory programs that are based on an evaluation of an investor's investment objectives and risk tolerance. Because these asset allocation strategies are designed to spread investment risk across the various segments of the securities markets through investment in a number of Portfolios, each individual Portfolio generally intends to be substantially fully invested in accordance with its investment objectives and policies during most market conditions. Although the Adviser of a Portfolio may, upon the concurrence of the Manager, take a temporary defensive position during adverse market conditions, it can be expected that a defensive posture will be adopted less frequently than would be by other mutual funds. This policy may impede an Adviser's ability to protect a Portfolio's capital during declines in the particular segment of the market to which the Portfolio's assets are committed.

      FORWARD CURRENCY CONTRACTS. A Portfolio's investments also may include forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. A Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities or securities it may purchase and the currencies in which they are determined or to gain exposure to currencies underlying various securities or financial instruments.

      INVESTMENT POLICIES. The percentage limitations relating to the composition of a Portfolio referenced in the discussion of a Portfolio apply at the time a Portfolio acquires an investment and refer to the Portfolio's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require a Portfolio to sell any Portfolio security. A Portfolio may change its principal investment strategies without shareholder approval; however you would be notified of any change.

      DERIVATIVES AND OTHER STRATEGIES. Certain Portfolios may invest in options, futures, foreign securities, foreign currencies, and other derivatives (collectively, "Derivative Transactions"), and may enter into certain types of short sales. If these practices are used by a Portfolio, the intent would be primarily to hedge the Portfolio's holdings. For example, a Portfolio may purchase or sell options contracts on equity securities to hedge against the risk of fluctuations in the prices of securities held by the Portfolio. Or, a Portfolio may purchase or sell stock index futures contracts and might purchase put options or write call options on such futures contracts to protect against a general stock market decline or decline in a specific market sector that could adversely affect the Portfolio's holdings.

      Investing for hedging purposes may result in certain transaction costs, which may reduce a Portfolio's performance. In addition, no assurances can be given that hedging will be implemented or that each derivative position will achieve a perfect correlation with the security or currency being hedged against.

      EXCHANGE TRADED FUNDS. The Health & Biotechnology Portfolio may invest up to 10% of its net assets in shares of various Exchange Traded Funds ("ETFs") that seek to track the performance of various portions or segments of the equity markets. No more than 5% of the Portfolio's net assets will be invested in any one ETF.

ADDITIONAL RISK INFORMATION

      This section provides additional information relating to principal risks of investing in the Portfolios.

      The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described.

      JUNK BONDS. A Portfolio's investments in securities rated lower than investment grade or if unrated of comparable quality as determined by the Adviser (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The illiquidity of the market may also adversely affect the ability of the Trust's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's net asset value.

      OPTIONS AND FUTURES. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Adviser's predictions of movements in the direction of the stock, bond, stock index, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

      FORWARD CURRENCY CONTRACTS. A Portfolio's participation in forward currency contracts also involves risks. If the Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve a significant risk.

      STOCK MARKET RISK. Stock markets are volatile and there is a risk that the price of a security will rise or fall due to changing economic, political or market conditions, as well as company-specific factors (see "Issuer-Specific Risk" below). Consequently, the value of your investment in a Portfolio will go up and down, which means that you could lose money.

      SMALL AND MID-SIZED COMPANIES. The Portfolios may invest in companies with small and medium market capitalization. Market capitalization refers to the total market value of the outstanding stock of a company. Small cap companies generally have a market capitalization of under $1 billion and mid cap companies generally have a market capitalization between $1 billion and $15 billion. Investing in such companies may involve more risk than is usually associated with investing in larger, more established companies. Small and mid cap companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, markets, financial resources and less experienced management. Small and mid cap companies are often traded in the over-the-counter market, and the low market liquidity of these securities may have an adverse effect on the ability of the Portfolio to sell certain securities at favorable prices. Such securities usually trade in lower volumes and are subject to greater and more unpredictable price fluctuations than larger cap securities or the stock market in general. This also may impede the Portfolio's ability to obtain market quotations based on actual trades in order to value the Portfolio's securities. Small and mid cap securities may have returns that can vary, occasionally significantly, from the market in general. In addition, small and mid cap companies may not pay a dividend. Although income may not be a primary goal of a Portfolio, dividends can cushion returns in a falling market.

      ISSUER-SPECIFIC RISKS. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

      FOREIGN SECURITIES. Foreign securities may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, and a lack of governmental regulation. Consequently, there is a risk that a foreign security may never reach the price that the Adviser believes is representative of its full value or that it may even go down in price.

      PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

      INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities may be more sensitive to interest rate changes.

      EXCHANGE TRADED FUNDS. Shares of exchange-traded index funds have many of the same risks as direct investments in common stocks. Their market value is expected to rise and fall as the value of the underlying index rises and falls. In addition, the market value of their shares may differ from the net asset value of the particular fund. If the Health & Biotechnology Portfolio invests in shares of ETFs it would, in addition to its own expenses, indirectly bear its ratable share of the ETF's expenses (e.g., advisory, administrative or 12b-1 fees). In addition, the Portfolio would have increased market exposure to those companies held in its portfolio that are also held by the ETF.

INVESTMENT MANAGER

      Orbitex-Saratoga Capital Management, LLC serves as the Trust's Manager. The Manager and the Trust have obtained an exemptive order (the "Order") from the Securities and Exchange Commission that permits the Manager to enter into investment advisory agreements with Advisers without obtaining shareholder approval. The Manager, subject to the review and approval of the Board of Trustees of the Trust, selects Advisers for each Portfolio and supervises and monitors the performance of each Adviser.

      The Order also permits the Manager, subject to the approval of the Trustees, to replace investment advisers or amend investment advisory agreements, including fees, without shareholder approval whenever the Manager and the Trustees believe such action will benefit a Portfolio and its shareholders. This means that the Manager can reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. The Manager compensates each Adviser out of its management fee.

      The total amount of investment management fees payable by each Portfolio to the Manager may not be changed without shareholder approval.

      Portfolio                                                    Manager's Fee
      ---------                                                    -------------
      U.S. Government Money Market Portfolio                          0.475%
      Investment Quality Bond Portfolio                               0.55%
      Municipal Bond Portfolio                                        0.55%
      Large Capitalization Value Portfolio                            0.65%
      Large Capitalization Growth Portfolio                           0.65%
      Mid Capitalization Portfolio                                    0.75%
      Small Capitalization Portfolio                                  0.65%
      International Equity Portfolio                                  0.75%
      Health & Biotechnology Portfolio                                1.25%
      Technology & Communications Portfolio                           1.25%
      Financial Services Portfolio                                    1.25%
      Energy & Basic Materials Portfolio                              1.25%

      The Manager is located at 1101 Stewart Avenue, Suite 207, Garden City, New York 11530. Orbitex-Saratoga Capital Management, LLC is a Delaware limited liability company.

ADVISERS

      The following set forth certain information about each of the Advisers:

      Sterling Capital Management Company ("Sterling"), a registered investment adviser, located at Two Morrocraft Centre, 4064 Colony Road, Suite 300, Charlotte, NC 28211, serves as the Adviser to the U.S. Government Money Market Portfolio. Sterling is a 100% employee owned North Carolina limited liability company formed in 1970. Sterling provides investment management services to corporations, pension and profit-sharing plans, trusts, estates and other institutions and individuals. As of September 30, 2002, Sterling had approximately $5.4 billion in assets under management.

      OpCap Advisors ("OpCap"), a registered investment adviser, located at 1345 Avenue of the Americas, New York, NY 10105, serves as Adviser to the Municipal Bond Portfolio and the Large Capitalization Value Portfolio. OpCap is a majority owned subsidiary of Oppenheimer Capital, a registered investment adviser, founded in 1968. Oppenheimer Capital is an indirect wholly owned subsidiary of Allianz Dresdner Asset Management of America L.P. ("ADAM LP"), a registered investment adviser. Allianz AG, the world's second largest insurance company as measured by premium income, is the majority owner of ADAM LP. As of September 30, 2002, Oppenheimer Capital and its subsidiary OpCap had assets under management of approximately $26 billion.

      Fox Asset Management LLC ("Fox"), a registered investment adviser, serves as Adviser to the Investment Quality Bond and Small Capitalization Portfolios. Fox was formed in 1985. Fox is 20% owned by its current employees, with a controlling interest held by Eaton Vance Corp. Fox is located at

44 Sycamore Avenue, Little Silver, NJ 07739. As of August 31, 2002, assets under management by Fox were approximately $2.1 billion.

      Harris Bretall Sullivan & Smith, L.L.C. ("Harris Bretall"), a registered investment adviser, serves as Adviser to the Large Capitalization Growth Portfolio and the Financial Services Portfolio. The firm's predecessor, Harris Bretall Sullivan & Smith, Inc., was founded in 1971. Value Asset Management, Inc., a holding company owned by BancBoston Ventures, Inc., is the majority owner. Located at One Sansome Street, Suite 3300, San Francisco, CA 94104, the firm managed assets of approximately $2.6 billion as of September 30, 2002.

      Pictet International Management Limited, a registered investment adviser located at Tower 43, Level 37, 25 Old Broad Street, London, EC2N 1HQ, serves as the Adviser to the International Equity Portfolio. Pictet International Management Limited was established in 1980. As of September 30, 2002 Pictet International Management Limited had assets under management of approximately $1 billion.

      UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), a registered investment adviser located at UBS Tower, One North Wacker Drive, Chicago, IL 60606, serves as the Adviser to the Health & Biotechnology Portfolio. As of September 30, 2002 UBS Global AM had approximately $35.3 billion in assets under management. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group ("the Group") of UBS AG. As of September 30, 2002, the Group had approximately $385.2 billion in assets under management. UBS AG is an internationally diversified organization headquartered in Basel and Zurich, Switzerland, with operations in many areas of the financial services industry.

      Columbus Circle Investors, a registered investment adviser located at Metro Center, One Station Place Stamford, CT 06902, serves as the Adviser to the Technology & Communications Portfolio. Columbus Circle Investors is an independently owned registered investment adviser that was established in 1975. The firm provides investment management services to corporations, public funds, endowments and foundations, Taft-Hartley accounts, and healthcare organizations. As of September 30, 2002 Columbus Circle Investors had approximately $2.2 billion in assets under management.

      Caterpillar Investment Management Ltd. ("CIML"), a registered investment adviser located at 411 Hamilton Boulevard, Suite 1200, Peoria, Illinois 61602-1104, serves as the Adviser to the Mid Capitalization Portfolio and the Energy & Basic Materials Portfolio. CIML is a wholly-owned subsidiary of Caterpillar Inc., an international manufacturer of machinery and engines and provider of financial products. As of October 31, 2002 CIML had approximately $2.5 billion in assets under management.

ADMINISTRATION

      The Bank of New York, located at15 Broad Street, 7th Floor, New York, New York 10286, is the custodian of the assets of the Trust.

      Orbitex Data Services, Inc., located at 4020 South 147th Street, Suite #2, Omaha, NE 68137 serves as the Trust's transfer agent.

      Orbitex Fund Services, Inc. provides administrative and fund accounting services to the Trust. As such, they manage the administrative affairs of the Trust, calculate the net asset value of the shares of each Portfolio, and create and maintain the Trust's required financial records.

SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

      The price of shares of each Portfolio called "net asset value," is based on the value of the Portfolio's investments.

      The net asset value per share of each Portfolio is determined once daily at the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Standard Time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

      The value of each Portfolio's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which an Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Trust's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price.

      All securities held by the U.S. Government Money Market Portfolio and debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. The amortized cost valuation method involves valuing a debt obligation in reference to its cost rather than market forces.

PURCHASE OF SHARES

      Purchase of shares of a Portfolio must be made through a dealer having a sales agreement with Orbitex Funds Distributor, Inc., the Trust's general distributor (the "Distributor"), or directly through the Distributor. Shares of a Portfolio are available to participants in Consulting Programs and to other investors and investment advisory services. The purchase price is the net asset value per share next determined after receipt of an order by the Distributor.

      The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad choices available. The Trust offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. For more information regarding the purchase of shares, contact the Trust at 1-888-672-4839.

      Information regarding transaction processing and the establishment of new accounts should be sent to:

         The Saratoga Advantage Trust
         c/o Orbitex Data Services, Inc.
         4020 South 147th Street, Suite #2
         Omaha, NE 68137

         Funds should be wired to:

         First National Bank of Omaha
         ABA No. 104000016
         Credit: Name of the Fund, DDA Account NO. 11286033
         FBO:  Shareholder Name, Name of Fund, Shareholder Account Information

      The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolios. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor's account.

CONTINGENT DEFERRED SALES CHARGE

      Shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be invested in the Trust. A CDSC, however, will be imposed on most shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of an account with the Trust falls below the aggregate amount of the investor's purchase payments for shares made during the six years preceding the redemption. For investments made prior to January 1, 2003, the CDSC is based upon the investors original purchase price, or the current net asset value of the shares that they redeem, whichever is lower. For investments that are made on or after January 1, 2003, the CDSC is based upon the investors original purchase price. In addition, shares are subject to an annual 12b-1 fee of 1.0% of the average daily net assets.

      Shares of the Trust which are held for six years or more after purchase will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following tables:

      For investments that were made prior to January 1, 2003:

YEAR SINCE PURCHASE                                         CDSC AS A PERCENTAGE
PAYMENT MADE                                                 OF AMOUNT REDEEMED
------------                                                 ------------------

First........................................................         5.0%
Second.......................................................         4.0%
Third........................................................         4.0%
Fourth.......................................................         3.0%
Fifth........................................................         2.0%
Sixth........................................................         1.0%
Seventh and thereafter.......................................        None

      For investments that are made on or after January 1, 2003:

YEAR SINCE PURCHASE                                         CDSC AS A PERCENTAGE
PAYMENT MADE                                                 OF AMOUNT REDEEMED
------------                                                 ------------------

First........................................................         5.0%
Second.......................................................         4.0%
Third........................................................         3.0%
Fourth.......................................................         3.0%
Fifth........................................................         2.0%
Sixth........................................................         1.0%
Seventh and thereafter.......................................        None

      CDSC WAIVERS. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years preceding the redemption; (ii) the current net asset value of shares purchased more than six years prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii), and (iii) above (in that order) are redeemed first.

      In addition, the CDSC, if otherwise applicable, will be waived in the case of:

      (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

      (2) redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or 403(b) Custodial Account following attainment of age 70 1/2; or (c) a tax-free return of an excess contribution to an IRA;

      (3) certain redemptions pursuant to the Portfolio's Systematic Withdrawal Plan (see "Redemption of Shares--Systematic Withdrawal Plan").

      With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of an IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of written confirmation of the shareholder's entitlement.

      CONVERSION TO CLASS I SHARES. Class B shares will convert automatically to Class I shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately eight (8) years after the date of the original purchase, or if acquired through an exchange or a series of exchanges, from the date the original shares were purchased. The conversion of shares will take place in the month following the eighth anniversary of the purchase. There will also be converted at that time such proportion of shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her shares converting at the time bears to the total number of outstanding shares purchased and owned by the shareholder.

      Currently, the Class I share conversion is not a taxable event, the conversion feature may be canceled if it is deemed a taxable event in the future by the Internal Revenue Service.

PLAN OF DISTRIBUTION

      The Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 with respect to the sale and distribution of shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the average net assets. Up to 0.25% of average daily net assets may be paid directly to the Manager for support services. The fee is treated by each Portfolio as an expense in the year it is accrued. Because the fee is paid out of each Portfolio's assets on an ongoing basis, over time the fee may increase the costs of your investment and may cost you more than paying other types of service charges. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

      Additional amounts paid under the Plan are paid to the Distributor or other entities for services provided and the expenses borne by the Distributor and others in the distribution of the shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of Dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Portfolios' shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor or other entities may utilize fees paid pursuant to the Plan to compensate Dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

      CONTINUOUS OFFERING. For Class B shares of the Trust, the minimum initial investment in the Trust is $10,000 and the minimum investment in any individual Portfolio (other than the U.S. Government Money Market Portfolio) is $250; there is no minimum investment for the U.S. Government Money Market Portfolio. For employees and relatives of: the Manager, firms distributing shares of the Trust, and the Trust service providers and their affiliates, the minimum initial investment is $1,000 with no individual Portfolio minimum. There is no minimum initial investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations, and individual retirement accounts. The minimum subsequent investment in the Trust is $100 and there is no minimum subsequent investment for any Portfolio. The Trust reserves the right at any time to vary the initial and subsequent investment minimums.

      The Trust offers an Automatic Investment Plan under which purchase orders of $100 or more may be placed periodically in the Trust. The purchase price is paid automatically from cash held in the shareholder's designated account. For further information regarding the Automatic Investment Plan, shareholders should contact the Trust at 800-807-FUND (800-807-3863).

      The sale of shares will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Board of Trustees whenever the Board judges it to be in the best interest of the Trust to do so. The Distributor in its sole discretion, may accept or reject any purchase order.

      The Distributor will from time to time provide compensation to dealers in connection with sales of shares of the Trust including financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns.

REDEMPTION OF SHARES

      Shares of a Portfolio may be redeemed on any day that the Portfolio calculates its net asset value. Redemption requests received in proper form prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day less the amount of any applicable CDSC. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value next determined less the CDSC. A Portfolio is required to transmit redemption proceeds for credit to the shareholder's account within seven days after receipt of a redemption request. However, payments for redemptions of shares purchased by check will not be transmitted until the check clears, which may take up to 15 days from the purchase date.

      Redemption requests may be given to a dealer having a selling agreement with the Distributor (who is responsible for transmitting them to the Trust's Transfer Agent) or directly to the Transfer Agent, if the shareholder purchased shares directly from the Distributor. In order to be effective, certain redemption requests of a shareholder may require the submission of documents commonly required to assure the safety of a particular account.

      The Trust may suspend redemption procedures and postpone redemption payment during any period when the NYSE is closed other than for customary weekend or holiday closing or when the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement.

      Certain requests require a signature guarantee. To protect you and the Trust from fraud, certain transactions and redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee in the discretion of the Trust or Transfer Agent):

      1.    Re-registration of the account.
      2.    Changing bank wiring instructions on the account.
      3.    Name change on the account.
      4. Setting up/changing systematic withdrawal plan to a secondary address.
      5.    Redemptions greater than $25,000.
      6. Any redemption check that is made payable to someone other than the shareholder(s).
      7. Any redemption check that is being mailed to a different address than the address of record.
      8.    Your account registration has changed within the last 30 days.

      You should be able to obtain a signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

      SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders. Any Portfolio from which redemptions will be made pursuant to the Plan will be referred to as a "SWP Portfolio". The Withdrawal Plan provides for monthly, quarterly, semi-annual or annual payments in any amount not less than $25, or in any whole percentage of the value of the SWP Portfolio's shares, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Shares"), except that the CDSC, if any, will be waived on redemptions under the Withdrawal Plan of up to 12% annually of the value of each SWP Portfolio account, based on the Share values next determined after the shareholder establishes the Withdrawal Plan. Redemptions for which this CDSC waiver policy applies may be in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Under this CDSC waiver policy, amounts withdrawn each period will be paid by first redeeming shares not subject to a CDSC because the shares were purchased by the reinvestment of dividends or capital gains distributions, the CDSC period has elapsed or some other waiver of the CDSC applies. If shares subject to a CDSC must be redeemed, shares held for the longest period of time will be redeemed first followed by shares held the next longest period of time until shares held the shortest period of time are redeemed. Any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly, quarterly, semi-annual or annual amount.

      A shareholder may suspend or terminate participation in the Withdrawal Plan at any time. A shareholder who has suspended participation may resume payments under the Withdrawal Plan, without requiring a new determination of the account value for the 12% CDSC waiver. The Withdrawal Plan may be terminated or revised at any time by the Portfolios.

      The addition of a new SWP Portfolio will not change the account value for the 12% CDSC waiver for the SWP Portfolios already participating in the Withdrawal Plan.

      Withdrawal Plan payments should not be considered dividends, yields or income. If periodic Withdrawal Plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Shareholders should contact their dealer representative or the Manager for further information about the Withdrawal Plan.

      REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Portfolios in the same Class from which such shares were redeemed or repurchased, at net asset value next determined after a reinstatement request (made in writing to and approved by the Manager), together with the proceeds, is received by the Transfer Agent and receive a pro-rata credit for any CDSC paid in connection with such redemption or repurchase.

      INVOLUNTARY REDEMPTIONS. Due to the relatively high cost of maintaining small accounts, the Trust may redeem an account having a current value of $7,500 or less as a result of redemptions, but not as a result of a fluctuation in a Portfolio's net asset value after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Involuntary redemptions may result in the liquidation of Portfolio holdings at a time when the value of those holdings is lower than the investor's cost of the investment or may result in the realization of taxable capital gains. No CDSC will be imposed on any involuntary redemption.

      No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief.

      EXCHANGE PRIVILEGE. Shares of a Portfolio may be exchanged without payment of any exchange fee for shares of another Portfolio of the same Class at their respective net asset values. The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief. An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Portfolio shares being acquired may be legally sold.

      The Manager reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the Securities and Exchange Commission.

      With regard to redemptions and exchanges made by telephone, the Distributor and the Trust's Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

      Because excessive trading (including short-term "market timing" trading) can limit a Portfolio's performance, each Portfolio may refuse any exchange orders:

      (1) if they appear to be market-timing transactions involving significant portions of a Portfolio's assets or

      (2) from any shareholder account if the shareholder or his or her broker-dealer has been advised that previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including those with the same taxpayer ID number and those administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be considered one account for this purpose.

DIVIDENDS AND DISTRIBUTIONS

      Net investment income (i.e., income other than long and short term capital gains) and net realized long and short term capital gains will be determined separately for each Portfolio. Dividends derived from net investment income and distributions of net realized long and short term capital gains paid by a Portfolio to a shareholder will be automatically reinvested (at current net asset value) in additional shares of that Portfolio (which will be deposited in the shareholder's account) unless the shareholder instructs the Trust, in writing, to pay all dividends and distributions in cash. Dividends attributable to the net investment income of the U.S. Government Money Market Portfolio, the Municipal Bond Portfolio and the Investment Quality Bond Portfolio will be declared daily and paid monthly. Shareholders of those Portfolios receive dividends from the day following the purchase settlement up to and including the date of redemption settlement. Dividends attributable to the net investment income settlement of the remaining Portfolios are declared and paid at least annually. Distributions of any net realized long-term and short term capital gains earned by a Portfolio will be made annually. Shares acquired by dividend and distribution reinvestment will not be subject to any CDSC and will be eligible for conversion on a pro rata basis.

TAX CONSEQUENCES

      The following tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Trust. Unless your investment in the Trust is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when a Portfolio makes distributions and when you sell Portfolio shares, including an exchange to another Portfolio.

      TAXES ON DISTRIBUTIONS. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Trust.

      With respect to the Municipal Bond Portfolio, distributions designated as "exempt - interest dividends" generally will be exempt from federal income tax. However, income exempt from federal income tax may be subject to state or local tax. In addition, income derived from certain municipal securities may be subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities generally is exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income. If you borrow money to purchase shares of the Portfolio, the interest on the borrowed money generally is not deductible for personal income tax purposes.

      If more than 50% of a Portfolio's assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Portfolio.

      You will be sent annually a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

      TAXES ON SALES. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Portfolio shares for shares of another Portfolio is treated for tax purposes like a sale of your original Portfolio shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

      When you open your Portfolio account, you should provide your social security or tax identification number on your investment application. By providing this information, you can avoid being subject to federal backup withholding on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

      The financial highlights tables are intended to help you understand each Portfolio's financial performance for the periods shown. The total returns in the table represent the rate an investor would have earned or lost on an investment in each respective Portfolio (assuming reinvestment of all dividends and distributions).

      The information for the first seven Portfolios has been audited by Ernst & Young, LLP, Independent Auditors to the Trust, whose report, along with the financial statements for each of these seven Portfolios is included in the annual report, which is available upon request.

      The Information for the Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio, and Energy & Basic Materials Portfolio for the six month period ended October 31, 2002 is unaudited and reflects all adjustments which are, in the opinion of the Manager, necessary to a fair statement of the results for this period. The remainder of the information for each of these Portfolios has been audited by PricewaterhouseCoopers LLP, Independent Auditors to the Predecessor Orbitex Funds, whose report, along with the financial statements for each of these Portfolios is included in the annual report of the Predecessor Orbitex Funds, which is available upon request.

      No information is provided for the Mid Capitalization Portfolio because it has not been in operation for a full year.

      Prior to reorganizing into the Saratoga Advantage Trust, the Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio, and Energy & Basic Materials Portfolio had fiscal year ends of April 30. In future years the fiscal year ends of all of the Saratoga Portfolios will be August 31.

                                                  U.S. Government Money Market Portfolio
                                                              Class B Shares
                                           -------------------------------------------------------
                                           Year Ended     Year Ended     Year Ended     Year Ended
                                           August 31,     August 31,     August 31,     August 31,
                                              2002           2001           2000          1999(a)
                                              ----           ----           ----          -------
Net Asset Value, Beginning of Year           $1.000         $1.000         $1.000         $1.000

Income (Loss) from Investment
Operations:

  Net investment income (loss)                 0.01          0.040          0.040          0.022
  Net realized and unrealized gain
   (loss) on investments                         --             --             --             --

  Total income (loss) from investment
   operations                                 0.010          0.040          0.040          0.022

  Less distributions from net
   investment income                         (0.010)        (0.040)        (0.040)        (0.022)
  Less distributions from net realized
   gain                                          --             --             --             --

  Total distributions from net
   investment
   income and net realized gains             (0.010)        (0.040)        (0.040)        (0.022)

Net Asset Value, End of Year                 $1.000         $1.000         $1.000         $1.000
                                             ======         ======         ======         ======

  Total Return*                                0.73%          3.67%          4.10%          1.94%
                                             ======         ======         ======         ======

Ratios and Supplemental Data:
  Net assets, end of year (in 000's)         $   97         $  109         $  115         $   70
   Ratio of net operating expenses to
     average net assets                        2.07%          1.89%          1.87%          1.06%(b)
   Ratio of expenses to average net
     assets before waivers and
     reimbursements                            2.38%          1.89%          1.87%          1.10%(b)
   Ratio of net investment income
     (loss) to average net assets              0.35%          3.56%          4.06%          1.82%(b)
   Portfolio turnover rate                      N/A            N/A            N/A            N/A

(a)   Commencement of investment operations was January 4, 1999.

(b)   Not annualized.

* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

                                                     Investment Quality Bond Portfolio
                                                              Class B Shares
                                           -------------------------------------------------------
                                           Year Ended      Year Ended     Year Ended    Year Ended
                                           August 31,      August 31,     August 31,    August 31,
                                              2002            2001           2000         1999(a)
                                              ----            ----           ----         -------
Net Asset Value, Beginning of Year           $10.42         $ 9.89         $ 9.88         $10.29

Income (Loss) from Investment
Operations:

  Net investment income (loss)                 0.53           0.42           0.46           0.28
  Net realized and unrealized gain
   (loss) on investments                       0.18           0.53           0.01          (0.41)

  Total income (loss) from investment
   operations                                  0.71           0.95           0.47          (0.13)

  Less distributions from net
   investment income                          (0.41)         (0.42)         (0.46)         (0.28)
  Less distributions from net realized
   gain                                       (0.02)            --             --             --

  Total distributions from net
   investment
   income and net realized gains              (0.43)         (0.42)         (0.46)         (0.28)

Net Asset Value, End of Year                 $10.70         $10.42         $ 9.89         $ 9.88
                                             ======         ======         ======         ======

  Total Return*                                7.04%          9.80%          4.88%         (1.32%)
                                             ======         ======         ======         ======

Ratios and Supplemental Data:
  Net assets, end of year (in 000's)         $  453         $  339         $  125         $   64
   Ratio of net operating expenses to
     average net assets                        2.23%          1.91%          1.92%          1.07%(b)
   Ratio of expenses to average net
     assets before waivers and
     reimbursements                            2.44%          2.06%          1.96%          1.13%(b)
   Ratio of net investment income
     (loss) to average net assets              3.87%          4.06%          4.68%          2.23%(b)
   Portfolio turnover rate                       46%            52%            53%            62%

(a)   Commencement of investment operations was January 4, 1999.

(b)   Not annualized.

* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

                                                           Municipal Bond Portfolio
                                                                Class B Shares
                                           --------------------------------------------------------
                                           Year Ended     Year Ended     Year Ended      Year Ended
                                           August 31,     August 31,     August 31,      August 31,
                                              2002           2001           2000           1999(a)
                                              ----           ----           ----           -------
Net Asset Value, Beginning of Year           $10.66         $10.10         $10.00         $10.66

Income (Loss) from Investment
Operations:

  Net investment income (loss)                 0.26           0.32           0.34           0.25
  Net realized and unrealized gain
   (loss) on investments                       0.04           0.56           0.16          (0.66)

  Total income (loss) from investment
   operations                                  0.30           0.88           0.50          (0.41)

  Less distributions from net
   investment income                          (0.31)         (0.32)         (0.34)         (0.25)
  Less distributions from net realized
   gain                                       (0.02)            --          (0.06)            --

  Total distributions from net investment
   income and net realized gains              (0.33)         (0.32)         (0.40)         (0.25)

Net Asset Value, End of Year                 $10.63         $10.66         $10.10         $10.00
                                             ======         ======         ======         ======

  Total Return*                                2.89%          8.85%          5.14%         (3.91%)
                                             ======         ======         ======         ======

Ratios and Supplemental Data:
  Net assets, end of year (in 000's)         $   24         $   39         $   16         $    8
   Ratio of net operating expenses to
     average net assets                        2.27%          2.19%          2.19%          1.24%(b)
   Ratio of expenses to average net
     assets before waivers and
     reimbursements                            3.38%          2.54%          3.11%          1.44%(b)
   Ratio of net investment income
     (loss) to average net assets              2.97%          3.02%          3.38%          1.76%(b)
   Portfolio turnover rate                       48%            21%            12%            23%

(a)   Commencement of investment operations was January 4, 1999.

(b)   Not annualized.

* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

                                                      Large Capitalization Value Portfolio
                                                                 Class B Shares
                                             ----------------------------------------------------------
                                             Year Ended      Year Ended     Year Ended      Year Ended
                                             August 31,      August 31,     August 31,      August 31,
                                                2002            2001           2000           1999(a)
                                                ----            ----           ----           -------
Net Asset Value, Beginning of Year           $ 18.89         $ 18.25         $ 20.50         $ 20.21

Income (Loss) from Investment
Operations:

  Net investment income (loss)                  0.04           (0.10)           0.13           (0.02)
  Net realized and unrealized gain
   (loss) on investments                       (4.69)           1.31           (0.41)           0.31

  Total income (loss) from investment
   operations                                  (4.65)           1.21           (0.28)           0.29

  Less distributions from net
   investment income                              --           (0.11)          (0.17)             --
  Less distributions from net realized
   gain                                        (1.61)          (0.46)          (1.80)             --

  Total distributions from net investment
   income and net realized gains               (1.61)          (0.57)          (1.97)             --

Net Asset Value, End of Year                 $ 12.63         $ 18.89         $ 18.25         $ 20.50
                                             =======         =======         =======         =======

  Total Return*                               (26.71%)          6.63%          (1.33%)          1.43%
                                             =======         =======         =======         =======

Ratios and Supplemental Data:
  Net assets, end of year (in 000's)         $   652         $ 1,186         $ 1,280         $   172
   Ratio of net operating expenses to
     average net assets                         2.40%           1.86%           1.78%           1.72%(b)
   Ratio of expenses to average net
     assets before waivers and
     reimbursements                             2.50%           1.86%           1.78%           2.21%(b)
   Ratio of net investment income
     (loss) to average net assets              (0.73%)         (0.30%)         (0.30%)         (0.53%)(b)
   Portfolio turnover rate                        84%             86%             90%             67%

(a)   Commencement of investment operations was January 4, 1999.

(b)   Not annualized.

* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

                                                   Large Capitalization Growth Portfolio
                                                              Class B Shares
                                           ---------------------------------------------------
                                           Year Ended    Year Ended   Year Ended    Year Ended
                                           August 31,    August 31,   August 31,    August 31,
                                              2002          2001         2000         1999(a)
                                              ----          ----         ----         -------
Net Asset Value, Beginning of Year           $14.71        $32.99        $26.75        $24.74

Income (Loss) from Investment
Operations:

  Net investment income (loss)                (0.10)        (0.32)        (0.13)        (0.04)
  Net realized and unrealized gain
   (loss) on investments                      (3.61)       (14.78)         8.03          2.05

  Total income (loss) from investment
   operations                                 (3.71)       (15.10)         7.90          2.01

  Less distributions from net
   investment income                             --            --            --            --
  Less distributions from net realized
   gain                                       (0.04)        (3.18)        (1.66)           --

  Total distributions from net investment
   income and net realized gains              (0.04)        (3.18)        (1.66)           --

Net Asset Value, End of Year                 $10.96        $14.71        $32.99        $26.75
                                             ======        ======        ======        ======

  Total Return*                              (25.29%)      (48.78%)       30.22%         8.12%
                                             ======        ======        ======        ======

Ratios and Supplemental Data:
  Net assets, end of year (in 000's)         $  547        $1,140        $2,801        $  204
   Ratio of net operating expenses to
     average net assets                        2.40%         1.85%         1.67%         1.19%(b)
   Ratio of expenses to average net
     assets before waivers and
     reimbursements                            2.51%         1.90%         1.72%         3.31%(b)
   Ratio of net investment income
     (loss) to average net assets             (1.55%)       (1.17%)       (1.16%)       (0.73%)(b)
   Portfolio turnover rate                       32%           36%           33%           39%

(a)   Commencement of investment operations was January 4, 1999.

(b)   Not annualized.

* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

                                                         Small Capitalization Portfolio
                                                                 Class B Shares
                                           -----------------------------------------------------------
                                           Year Ended       Year Ended      Year Ended      Year Ended
                                           August 31,       August 31,      August 31,      August 31,
                                              2002             2001            2000           1999(a)
                                              ----             ----            ----           -------
Net Asset Value, Beginning of Year           $ 11.74         $ 12.70         $ 10.04         $  9.33

Income (Loss) from Investment
Operations:

  Net investment income (loss)                 (0.04)          (0.11)          (0.06)          (0.02)
  Net realized and unrealized gain
   (loss) on investments                       (0.66)           0.30            2.84            0.73

  Total income (loss) from investment
   operations                                  (0.70)           0.19            2.78            0.71

  Less distributions from net
   investment income                              --              --              --              --
  Less distributions from net realized
   gain                                        (1.18)          (1.15)          (0.12)             --

  Total distributions from net investment
   income and net realized gains               (1.18)          (1.15)          (0.12)             --

Net Asset Value, End of Year                 $  9.86         $ 11.74         $ 12.70         $ 10.04
                                             =======         =======         =======         =======

  Total Return*                                (6.42%)          2.62%          28.17%           7.61%
                                             =======         =======         =======         =======

Ratios and Supplemental Data:
  Net assets, end of year (in 000's)         $   409         $   422         $   436         $    73
   Ratio of net operating expenses to
     average net assets                         2.43%           2.08%           2.04%           1.42%(b)
   Ratio of expenses to average net
     assets before waivers and
     reimbursements                             2.61%           2.09%           2.07%           1.43%(b)
   Ratio of net investment income
     (loss) to average net assets              (1.26%)         (0.92%)         (1.11%)         (1.02%)(b)
   Portfolio turnover rate                        17%             96%             59%             32%

(a)   Commencement of investment operations was January 4, 1999.

(b)   Not annualized.

* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

                                                     International Equity Portfolio
                                                             Class B Shares
                                           ----------------------------------------------------
                                           Year Ended    Year Ended    Year Ended    Year Ended
                                           August 31,    August 31,    August 31,    August 31,
                                              2002          2001          2000         1999(a)
                                              ----          ----          ----         -------
Net Asset Value, Beginning of Year           $ 8.87        $15.41        $13.09        $12.29

Income (Loss) from Investment
Operations:

  Net investment income (loss)                (0.01)        (0.10)           --         (0.02)
  Net realized and unrealized gain
   (loss) on investments                      (2.00)        (5.19)         2.58          0.82

  Total income (loss) from investment
   operations                                 (2.01)        (5.29)         2.58          0.80

  Less distributions from net
   investment income                             --            --         (0.08)           --
  Less distributions from net realized
   gain                                          --         (1.25)        (0.18)           --

  Total distributions from net investment
   income and net realized gains                 --         (1.25)        (0.26)           --

Net Asset Value, End of Year                 $ 6.86        $ 8.87        $15.41        $13.09
                                             ======        ======        ======        ======

  Total Return*                              (22.66%)      (36.40%)       19.71%         6.51%
                                             ======        ======        ======        ======

Ratios and Supplemental Data:
  Net assets, end of year (in 000's)         $  132        $  285        $  420        $   68
   Ratio of net operating expenses to
     average net assets                        2.51%         1.99%         2.02%         2.16%(b)
   Ratio of expenses to average net
     assets before waivers and
     reimbursements                            3.01%         2.18%         2.18%         2.84%(b)
   Ratio of net investment income
     (loss) to average net assets             (1.03%)       (0.95%)       (0.67%)       (0.77%)(b)
   Portfolio turnover rate                       24%           45%           45%           46%

(a)   Commencement of investment operations was January 4, 1999.

(b)   Not annualized.

* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

                                                                       Health & Biotechnology Portfolio*
                                                                                Class B Shares
                                                ------------------------------------------------------------------------------
                                                Six Months Ended
                                                October 31, 2002      Year Ended           Year Ended        Period Ended
                                                  (Unaudited)       April 30, 2002(b)    April 30, 2001   April 30, 2000(a)(b)
                                                  -----------       -----------------    --------------   --------------------
Net Asset Value, Beginning of Year                   $14.67              $16.33               $17.28            $10.00
Income (Loss) From Investment Operations:
Net investment loss                                   (0.15)              (0.36)               (0.42)            (0.31)
Net realized and unrealized gain (loss) on
     investments                                      (3.42)              (1.30)               (0.02)             7.59(e)
   Total income (loss) from investment
   operations                                         (3.57)              (1.66)               (0.44)             7.28
Less distributions from net investment income            --                  --                                     --
Less distributions from net realized gain                --                  --                (0.51)               --
   Total distributions from net investment
      income and net realized gains                      --                  --                (0.51)               --
   Net Asset Value, End of Year                      $ 1.10              $14.67               $16.33            $17.28
                                                    =======              ======               ======            ======
   Total Return(c)                                   (24.34)%            (10.17)%              (3.24)%           72.80%
                                                    =======              ======               ======            ======
Ratios and Supplemental data:
Net assets, end of year (in 000's)                  $44,419             $70,851              $89,831           $74,925
Ratio of expenses to average net assets(d)             3.10%               2.79%                2.60%             2.60%
Ratio of expenses to average net assets
   before waivers and reimbursements(d)                3.22%               2.91%                2.81%             3.37%
Ratio of net investment loss to average net
     assets(d)                                        (2.53)%             (2.08)%              (2.14)%           (1.94)%
Portfolio turnover rate                                  54%                172%                 255%              144%

* The information reflects the operations of the Class B shares of the Orbitex Health & Biotechnology Fund, which was reorganized into the Health & Biotechnology Portfolio.

(a)   The commencement of investment operations was July 15, 1999.
(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor and Administrator not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(d)   Annualized for periods less than one year.
(e) Per share amounts are not in accord with the aggregate net loss on investments for the period due to the timing of sales and redemptions for Portfolio shares in relation to fluctuating market values of the Portfolio's investment.

                                                         Technology & Communications
                                                                 Portfolio*
                                                               Class B Shares
                                   -------------------------------------------------------------------------------
                                   Six Months
                                      Ended
                                   October 31,     Year Ended                          Year Ended       Year Ended
                                      2002          April 30,        Year Ended         April 30,        April 30,
                                   (Unaudited)       2002(b)       April 30, 2001        2000(b)          1999(a)
                                   -----------       -------       --------------        -------          -------
Net Asset Value, Beginning of
     Year                             $ 7.29         $ 15.81          $ 58.35            $ 30.48          $ 18.23
Income (Loss) From Investment
     Operations:
Net investment loss                    (0.08)          (0.26)           (0.63)             (1.10)           (0.08)
Net realized and unrealized
     gain (loss) on investments        (2.20)          (8.26)          (26.00)             32.43            12.51
   Total income (loss) from
     investment operations             (2.28)          (8.52)          (26.63)             31.33            12.43
Less distributions from net
     investment income                    --              --               --                 --               --
Less distributions from net
     realized gain                        --              --           (15.91)             (3.46)           (0.18)
   Total distributions from net
     investment income and net
     realized gains                       --              --           (15.91)             (3.46)           (0.18)
   Net Asset Value, End of Year       $ 5.01         $  7.29          $ 15.81            $ 58.35          $ 30.48
                                      ======         =======          =======            =======          =======
   Total Return(b)                    (31.28)%        (53.89)%         (58.17)%           105.25%           68.67%
                                      ======         =======          =======            =======          =======
Ratios and Supplemental data:
Net assets, end of year (in
     000's)                           $14,436        $24,500          $66,333           $185,508          $18,904
Ratio of expenses to average
     net assets(d)                       3.10%          2.88%            2.60%              2.60%            2.41%
Ratio of expenses to average
   net assets before waivers
   and reimbursements(d)                 4.22%          3.41%            2.75%              2.80%            4.41%
Ratio of net investment loss to
     average net assets(d)              (2.69)%        (2.53)%          (2.13)%            (2.15)%          (1.40)%
Portfolio turnover rate                   178%           671%           1,045%               222%             360%

* The information reflects the operations of the Class B shares of the Orbitex Info-Tech & Communications Fund, which was reorganized into the Technology & Communications Portfolio.

(a)   The commencement of investment operations was September 16, 1998.
(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor, Administrator, Custodian and Distributor not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(d)   Annualized for periods less than one year.

                                                                          Financial Services Portfolio*
                                                                                 Class B Shares
                                                           ---------------------------------------------------------
                                                           Six Months Ended
                                                           October 31, 2002      Year Ended           Year Ended
                                                             (Unaudited)       April 30, 2002(b)   April 30, 2001(a)
                                                             -----------       -----------------   -----------------
Net Asset Value, Beginning of Year                              $11.30               $10.88            $10.00
Income (Loss) From Investment Operations:
Net investment loss                                              (0.70)               (0.15)            (0.04)
Net realized and unrealized gain (loss) on investments           (1.80)                0.57              0.97
     Total income (loss) from investment operations              (1.87)                0.42              0.93
Less distributions from net investment income                       --                   --                --
Less distributions from net realized gain                           --                   --             (0.05)
   Total distributions from net investment income and
      net realized gains                                            --                   --             (0.05)
   Net Asset Value, End of Year                                 $ 9.43               $11.30            $10.88
   Total Return(c)                                              (16.55)%               3.86%             9.31%
Ratios and Supplemental data:
Net assets, end of year (in 000's)                              $2,433               $2,895            $4,419
Ratio of expenses to average net assets(d)                        3.10%                2.94%             2.60%
Ratio of expenses to average net assets before waivers
   and reimbursements(d)                                          7.21%                5.60%             5.32%
Ratio of net investment loss to average net assets(d)            (1.44)%              (1.39)%           (0.73)%
Portfolio turnover rate                                             10%                  55%               21%

* The information reflects the operations of the Class B shares of the Orbitex Financial Services Fund, which was reorganized into the Financial Services Portfolio.

(a)   The commencement of investment operations was August 1, 2000.
(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assumes no sales charge. Had the Adviser and Administrator not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(d)   Annualized for periods less than one year.

                                                          Energy & Basic Materials Portfolio*
                                                                     Class B Shares
                                   --------------------------------------------------------------------------------
                                   Six Months
                                     Ended
                                   October 31,     Year Ended                           Year Ended       Year Ended
                                       2002         April 30,         Year Ended        April 30,         April 30,
                                   (Unaudited)       2002(b)        April 30, 2001        2000(b)        1999(a)(b)
                                   -----------       -------        --------------        -------        ----------
Net Asset Value, Beginning of
     Year                            $16.73          $20.26            $18.58            $14.98            $12.22
Income (Loss) From Investment
     Operations:
Net investment loss                   (0.14)          (0.31)            (0.18)            (0.18)            (0.05)
Net realized and unrealized gain
     (loss) on investments            (3.63)          (1.68)             3.11              3.78)             3.21(e)
   Total income (loss) from
      investment operations           (3.77)          (1.99)             2.93              3.60              3.16
Less distributions from net
     investment income                   --              --                --                --             (0.40)
Less distributions from net
     realized gain                       --           (1.54)            (1.25)               --              0.00(f)
   Total distributions from net
      investment income and net
      realized gains                     --           (1.54)            (1.25)               --             (0.40)
   Net Asset Value, End of Year      $12.96          $16.73            $20.26            $18.58            $14.98
   Total Return(c)                   (22.53)%         (7.91)%           18.15%            24.03%            26.92%
Ratios and Supplemental data:
Net assets, end of year (in
     000's)                          $3,609          $4,977            $6,317            $2,377            $  408
Ratio of expenses to average net
     assets(d)                         3.10%           2.90%             2.60%             2.60%             2.40%
Ratio of expenses to average net
   assets before waivers and
   reimbursements(d)                   5.17%           4.53%             4.32%             4.67%             8.49%
Ratio of net investment loss to
     average net assets(d)            (1.93)%         (2.01)%           (1.50)%           (1.12)%           (0.66)%

Portfolio turnover rate                 579%             835%              476%              735%              921%

* The information reflects the operations of the Class B shares of the Orbitex Energy & Basic Materials Fund, which was reorganized into the Energy & Basic Materials Portfolio.

(a)   The commencement of this class was September 21, 1998.
(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Adviser, Administrator, Custodian and Distributor not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(d)   Annualized for periods less than one year.
(e) Net investment income per share and the net investment income ratio would have been lower without a certain investment strategy followed by the Adviser.
(f)   Amount represents less than $0.01 per share.

CLASS B SHARES
PROSPECTUS

      Additional information about each Portfolio's investments is available in the Trust's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Trust's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Trust's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about each Portfolio. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Trust, or to make shareholder inquiries, please call:
(800) 807-FUND

      You also may obtain information about the Trust by calling your financial advisor or by visiting our Internet site at: www.saratogacap.com

      Information about the Trust (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

      The Trust's Investment Company Act file number is 811-08542.

CLASS C SHARES PROSPECTUS-- JANUARY 1, 2003

            T H E  S A R A T O G A  A D V A N T A G E  T R U S T

      The Saratoga Advantage Trust is a mutual fund company comprised of 12 separate mutual fund portfolios, each with its own distinctive investment objectives and policies.

      THE PORTFOLIOS ARE MANAGED BY ORBITEX-SARATOGA CAPITAL MANAGEMENT, LLC (THE "MANAGER"). EACH PORTFOLIO IS ADVISED BY AN INVESTMENT ADVISER SELECTED AND SUPERVISED BY THE MANAGER.

      The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad choices available. The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolios. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor's account.

      THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

THE PORTFOLIOS

US GOVERNMENT MONEY MARKET PORTFOLIO
INVESTMENT QUALITY BOND PORTFOLIO
MUNICIPAL BOND PORTFOLIO
LARGE CAPITALIZATION VALUE PORTFOLIO
LARGE CAPITALIZATION GROWTH PORTFOLIO
MID CAPITALIZATION PORTFOLIO
SMALL CAPITALIZATION PORTFOLIO
INTERNATIONAL EQUITY PORTFOLIO
HEALTH & BIOTECHNOLOGY PORTFOLIO
TECHNOLOGY & COMMUNICATIONS PORTFOLIO
FINANCIAL SERVICES PORTFOLIO
ENERGY & BASIC MATERIALS PORTFOLIO
SUMMARY OF TRUST EXPENSES
ADDITIONAL INVESTMENT STRATEGY INFORMATION
ADDITIONAL RISK INFORMATION
INVESTMENT MANAGER
ADVISERS
ADMINISTRATION

SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES
PURCHASE OF SHARES
CONTINGENT DEFERRED SALES CHARGE
PLAN OF DISTRIBUTION
REDEMPTION OF SHARES
DIVIDENDS AND DISTRIBUTIONS
TAX CONSEQUENCES
FINANCIAL HIGHLIGHTS

            Notice of Privacy Policy for the Saratoga Advantage Trust

      The Saratoga Advantage Trust ("Saratoga") respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is the information we collect from you on applications or other forms, from your activities on our website, and from the transactions you make with us, our affiliates, or third parties. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. Specifically, so that we may continue to offer you investment products and services to help you meet your investing needs, and to effect transactions that you request or authorize, we may disclose the nonpublic personal information we collect to companies that perform services on our behalf, such as Saratoga's transfer agent, or printers and mailers that assist us in distribution of investor materials. These companies are instructed to use this information only for the services for which we hired them and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

THE PORTFOLIOS

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

INVESTMENT OBJECTIVE

      The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

THE ADVISER

      The Portfolio is advised by Sterling Capital Management Company. All investment decisions for the Portfolio are made by Sterling Capital's investment committee.

PRINCIPAL INVESTMENT STRATEGIES

      The Portfolio will invest at least 80% of its assets in high quality, short-term U.S. Government securities. The Adviser seeks to maintain the Portfolio's share price at $1.00. The share price remaining stable at $1.00 means that the Portfolio would preserve the principal value of your investment.

      The U.S. Government securities that the Portfolio may purchase include:

      o U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

      o Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration.

      o Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations. Among these agencies and instrumentalities are the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Federal Home Loan Bank.

      o Securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

      In addition, the Portfolio may invest in repurchase agreements collateralized by securities issued by the U.S. Government, its agencies and instrumentalities.

      The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

      There is no assurance that the Portfolio will achieve its investment objectives.

      CREDIT AND INTEREST RATE RISKS. A principal risk of investing in the Portfolio is associated with its U.S. Government securities investments, which are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and repay the principal on its debt. Interest rate risk, another risk of debt securities, refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

      Credit risk is minimal with respect to the Portfolio's U.S. Government securities investments. Repurchase agreements involve a greater degree of credit risk. The Adviser, however, actively manages the Portfolio's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. In addition, federal regulations require money market funds, such as the Portfolio, to invest only in high quality debt obligations with short maturities.

      An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in this Portfolio.

PAST PERFORMANCE

      The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

      This chart shows how the performance of the Portfolio's shares has varied from year to year over the life of the Portfolio. It does not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown.

                      ANNUAL TOTAL RETURNS CALENDAR YEARS*

                           1999               3.28%
                           2000               4.44%
                           2001               2.62%

      During the period shown in the bar chart, the highest return for a calendar quarter was 1.18% (quarter ended December 31, 2000) and the lowest return for a calendar quarter was 0.36% (quarter ended December 31, 2001). Year-to-date total return as of September 30, 2002 for Class C shares was 0.20%.

*     Class C shares of the Portfolio commenced operations on January 4, 1999.

AVERAGE ANNUAL TOTAL RETURNS

      This table compares the average annual returns of the Portfolio's shares with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives. The returns assume you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)

                                                                                     Life of
                                                                                    Portfolio
                                                                Past 1 Year       (Since 1/4/99)
                                                                -----------       --------------
              U.S. Government Money Market Portfolio(1):            1.62%              3.44%
              90 Day T-Bills                                        3.67%              4.94%
              Index:  (Reflects no deduction for fees,
                 expenses or taxes)
              Lipper U.S. Treasury Money Market Index(2)            3.48%              4.44%

(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C Shares as described under "contingent deferred sales charge."

(2) The Lipper U.S. Treasury Money Market Fund Index consists of the 30 largest mutual funds that invest principally in U.S. Treasury obligations with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value. Investors may not invest directly in the Index.

FEES AND EXPENSES

      For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

INVESTMENT QUALITY BOND PORTFOLIO

INVESTMENT OBJECTIVE

      The Investment Quality Bond Portfolio seeks current income and reasonable stability of principal.

THE ADVISER

      The Investment Quality Bond Portfolio is advised by Fox Asset Management LLC The Portfolio is managed by a team that includes J. Peter Skirkanich, James O'Mealia and Doug Edler. Mr. Skirkanich is the President and Chief Investment Officer of Fox and founded the firm in 1985. Mr. O'Mealia is a Managing Director of Fox and joined the firm in 1998 from Sunnymeath Asset Management Inc., where he was President. Mr. Edler is a Senior Vice President of Fox; he joined Fox in 1999 from J. P. Morgan & Co., Inc., where he co-managed that firm's proprietary fixed income investments.

PRINCIPAL INVESTMENT STRATEGIES

      The Portfolio will normally invest at least 80% of its assets in investment grade fixed-income securities or in non-rated securities considered by the Adviser to be of comparable quality. The Portfolio may also invest in non-convertible fixed income preferred stock and mortgage pass-through securities. In deciding which securities to buy, hold or sell, the Adviser considers economic developments, interest rate trends and other factors such as the issuer's creditworthiness. The average maturity of the securities held by the Portfolio may range from three to ten years.

      Mortgage pass-through securities are mortgage-backed securities that represent a participation interest in a pool of residential mortgage loans originated by the U.S. government or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

      The Portfolio may invest in mortgage pass-through securities that are issued or guaranteed by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation. These securities are either direct obligations of the U.S. Government, or the issuing agency/instrumentality has the right to borrow from the U.S. Treasury to meet its obligations, although the Treasury is not legally required to extend credit to the agency/instrumentality.

      Private mortgage pass-through securities also can be Portfolio investments. They are issued by private originators of and investors in mortgage loans, including savings and loan associations and mortgage banks. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of a U.S. Government agency, the securities generally are structured with one or more type of credit enhancement.

      In addition, the Portfolio may invest up to 5% of its net assets in fixed-income securities rated lower than investment grade, commonly known as "junk bonds."

      The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

      There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

      FIXED-INCOME SECURITIES. Principal risks of investing in the Portfolio are associated with its fixed-income investments. All fixed-income securities, such as corporate bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

      Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) Long-term fixed income securities will rise and fall in response to interest rate changes to a greater extent than short-term securities.

      MORTGAGE-BACKED SECURITIES. The Portfolio may invest in mortgage-backed securities, such as mortgage pass-through securities, which have different risk characteristics than traditional debt securities. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that the principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Portfolio to invest the proceeds at generally lower interest rates.

      Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Adviser, could reduce the Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

      OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments including the risks associated with junk bonds. For more information about these risks, see the "Additional Risk Information" section.

      Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

      The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

      This chart shows how the performance of the portfolio's shares has varied from year to year over the life of the portfolio. It does not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown.

                      ANNUAL TOTAL RETURNS CALENDAR YEARS*

                        1999              - 0.73%
                        2000                8.93%
                        2001                6.68%

      During the periods shown in the bar chart, the highest return for a calendar quarter was 4.08% (quarter ended September 30, 2001) and the lowest return for a calendar quarter was 0.39% (quarter ended June 30, 1999). Year-to-date total return as of September 30, 2002 for Class C shares was 7.10%.

*     Class C shares of the Portfolio commenced operations on January 4, 1999.

AVERAGE ANNUAL TOTAL RETURNS

      This table compares the average annual returns of the Portfolio's shares with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives. The returns assume you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)

                                                                                Life of Portfolio
                                                                Past 1 Year       (Since 1/4/99)
                                                                -----------       --------------
Investment Quality Bond Portfolio(1):
Return Before Taxes                                                 6.68%              4.90%
Return After Taxes on Distributions                                 4.98%              3.11%
Return After Taxes on Distributions and Sale of Portfolio
Shares                                                              4.09%              3.02%
Indices:  (Reflects no deduction for fees, expenses or
   taxes)
Lehman Intermediate Government/Credit Bond Index(2)                 8.96%              6.40%
Lipper Short-Intermediate Investment Grade Debt Funds
Index (3)                                                           7.82%              5.87%

----------
(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C shares as described under "Contingent Deferred Sales Charge."

(2) The Lehman Intermediate Government/Credit Bond Index is composed of the bonds in the Lehman Intermediate Government/Credit Bond Index that have maturities between 1 and 9.99 years. The Lehman Intermediate Government/ Credit Bond Index consists of approximately 5,400 issues. The securities must be investment grade (Baa or higher) with amounts outstanding in excess of $1 million and have at least one year to maturity. The Lehman Intermediate Government/ Credit Bond Index is an unmanaged index. Unlike the returns for the Portfolio, the returns for the Index do not include fees and expenses. Investors may not invest directly in the Index.

(3) The Lipper Short-Intermediate Investment Grade Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years. Investors may not invest directly in the Index.

      The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.6%), and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

      For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

MUNICIPAL BOND PORTFOLIO

INVESTMENT OBJECTIVE

      The Municipal Bond Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

THE ADVISER

      The Portfolio is advised by OpCap Advisors. It is managed by a management team that includes Matthew Greenwald, Senior Vice President of Oppenheimer Capital, the parent of OpCap Advisors. Mr. Greenwald has been a fixed income portfolio manager and financial analyst for Oppenheimer Capital since 1989. From 1984-1989 he was a fixed income portfolio manager with PaineWebber's Mitchell Hutchins Asset Management. Mr. Greenwald is a graduate of Penn State University and earned his MBA from Columbia University.

PRINCIPAL INVESTMENT STRATEGIES

      As a matter of fundamental policy, the Portfolio will normally invest at least 80% of its total assets in securities that pay interest exempt from federal income taxes. The Portfolio's Adviser generally invests the Portfolio's assets in municipal obligations. There are no maturity limitations on the Portfolio's securities. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments, and their respective agencies. In pursuing the Portfolio's investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis. The Portfolio will invest primarily in municipal bonds rated within the four highest grades by Moody's Investors Service Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Fitch IBCA, Inc. ("Fitch") or, if not rated, of comparable quality in the opinion of the Adviser. The Portfolio may invest without limit in municipal obligations that pay interest income subject to the "alternative income tax" although it does not currently expect to invest more than 20% of its total assets in such instruments. Some shareholders may have to pay tax on distributions of this income.

      Municipal bonds, notes and commercial paper are commonly classified as either "general obligation" or "revenue." General obligation bonds, notes, and commercial paper are secured by the issuer's faith and credit, as well as its taxing power, for payment of principal and interest. Revenue bonds, notes and commercial paper, however, are generally payable from a specific source of income. They are issued to fund a wide variety of public and private projects in sectors such as transportation, education and industrial development. Included within the revenue category are participations in lease obligations. The Portfolio's municipal obligation investments may include zero coupon securities, which are purchased at a discount and make no interest payments until maturity.

PRINCIPAL RISKS

      There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

      CREDIT AND INTEREST RATE RISKS. Municipal obligations, like other debt securities, are subject to two types of risks: credit risk and interest rate risk.

      Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. The issuers of private activity bonds, used to finance projects in sectors such as industrial development and pollution control, also may be negatively impacted by the general credit of the user of the project. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

      Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.

      The Portfolio is not limited as to the maturities of the municipal obligations in which it may invest. Thus, a rise in the general level of interest rates may cause the price of its portfolio securities to fall substantially.

      OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

      Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

      The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

      This chart shows how the performance of the portfolio's shares has varied from year to year over the life of the portfolio. It does not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown.

                      ANNUAL TOTAL RETURNS CALENDAR YEARS*

                           1999               - 6.72%
                           2000                12.41%
                           2001                 1.89%

      During the period shown in the bar chart, the highest return for a calendar quarter was 5.33% (quarter ended December 31, 2000) and the lowest return for a calendar quarter was -2.74% (quarter ended June 30, 1999). Year-to-date total return as of September 30, 2002 for Class C shares was 7.57%.

*     Class C shares of the Portfolio commenced operations on January 4, 1999.

AVERAGE ANNUAL TOTAL RETURNS

      This table compares the average annual returns of the Portfolio's shares with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives. The returns assume you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)

                                                                                       Life of
                                                                                      Portfolio
                                                                  Past 1 Year      (Since 9/2/94)
                                                                  -----------      --------------
Municipal Bond Portfolio(1):
   Return Before Taxes                                                 0.91%             2.27%
   Return After Taxes on Distributions                                 0.87%             2.21%
   Return After Taxes on Distributions and Sale of
        Portfolio Shares                                               1.76%             2.43%

Indices:  (Reflects no deduction for fees, expenses or taxes)
Lehman Brothers Municipal Bond Index(2)                                5.13%             4.77%
Lipper General Municipal Debt Funds Index (3)                          4.15%             3.54%

(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C shares as described under "Contingent Deferred Sales Charge."

(2) The Lehman Brothers Municipal Bond Index consists of approximately 25,000 municipal bonds which are selected to be representative of the long-term, investment grade tax-exempt bond market. The bonds selected for the Index have the following characteristics: a minimum credit rating of at least Baa; an original issue of at least $50 million; at least $3 million of the issue outstanding; issued within the last five years; and a maturity of at least one year. The Lehman Index is an unmanaged index. Unlike the returns for the Portfolio, the returns for the Index do not include fees and expenses. Investors may not invest directly in the Index.

(3) The Lipper General Municipal Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings. Investors may not invest directly in the Index.

      The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.6%), and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

      For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

LARGE CAPITALIZATION VALUE PORTFOLIO

INVESTMENT OBJECTIVE

      The Large Capitalization Value Portfolio seeks total return consisting of capital appreciation and dividend income.

THE ADVISER

      The Portfolio is advised by OpCap Advisors. It is managed by a portfolio team comprised of senior professionals of OpCap Advisors. One member of the team, Frank LeCates, has primary supervisory authority over implementation of the management team's purchase and sale recommendations. Mr. LeCates is the Director of Research at Oppenheimer Capital, the parent of OpCap Advisors. Mr. LeCates brings 33 years of investment experience to his current position. Formerly with Donaldson, Lufkin & Jenrette for 18 years, he has served as head of institutional equity sales, Director of Research and as a securities analyst. Mr. LeCates, a Chartered Financial Analyst, is a graduate from Princeton University and earned his MBA in finance from Harvard Business School.

PRINCIPAL INVESTMENT STRATEGIES

      The Portfolio will normally invest at least 80% of its total assets in a diversified portfolio of common stocks and securities convertible into common stocks of issuers with total market capitalizations of $1 billion or greater at the time of purchase. In determining which securities to buy, hold or sell, the Adviser focuses its investment selection on highly liquid equity securities that, in the Adviser's opinion, have above average price appreciation potential at the time of purchase. In general, securities are characterized as having above average dividend yields and below average price earnings ratios relative to the stock market in general, as measured by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). Other factors, such as earnings, the issuer's ability to generate cash flow in excess of business needs and sustain above average profitability, as well as industry outlook and market share, are also considered by the Adviser.

      In addition, the Portfolio may invest in stock index futures contracts and options.

      The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

      There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

      COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

      OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments including the risks associated with stock index futures contracts and options. For information about these risks, see the "Additional Risk Information" section.

      Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

      The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

      This chart shows how the performance of the Portfolio's shares has varied from year to year over the life of the Portfolio. It does not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown.

                      ANNUAL TOTAL RETURNS CALENDAR YEARS*

                           1999                 0.52%
                           2000                10.37%
                           2001                -4.62%

      During the period shown in the bar chart, the highest return for a calendar quarter was 10.67% (quarter ended December 31, 2000) and the lowest return for a calendar quarter was -9.85% (quarter ended September 30, 1999). Year-to-date total return as of September 30, 2002 for Class C shares was -34.93%.

*     Class C shares of the Portfolio commenced operations on January 4, 1999.

AVERAGE ANNUAL TOTAL RETURNS

      This table compares the average annual returns of the Portfolio's shares with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives. The returns assume you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)

                                                                                Life of Portfolio
                                                                Past 1 Year       (Since 1/4/99)
                                                                -----------       --------------
Large Capitalization Value Portfolio(1):
   Return Before Taxes                                             -5.49%              1.91%
   Return After Taxes on Distributions                             -7.69%             -0.13%
   Return After Taxes on Distributions and Sale of
      Portfolio Shares                                             -2.33%              0.93%
Indices:  (Reflects no deduction for fees, expenses or
   taxes)

                                                                                Life of Portfolio
                                                                Past 1 Year       (Since 1/4/99)
                                                                -----------       --------------
S&P/Barra Value Index(2)                                          -11.71%              1.83%
Morningstar Large Value Average (3)                                -4.45%              2.88%

(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C shares as described under "Contingent Deferred Sales Charge."

(2) The S&P/Barra Value Index is constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. This unmanaged index contains stocks with lower price-to-book ratios and is market capitalization weighted. Unlike the returns for the Portfolio, the returns for the Index do not include fees and expenses. Investors may not invest directly in the Index.

(3) The Morningstar Large Value Average, as of December 31, 2001, consisted of 808 mutual funds comprised of large market capitalization stocks with the lowest combinations of price-to-earnings and price-to-book scores. Investors may not invest in the Average directly.

      The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.6%), and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

      For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

LARGE CAPITALIZATION GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

      The Large Capitalization Growth Portfolio seeks capital appreciation.

THE ADVISER

      The Portfolio is advised by Harris Bretall Sullivan & Smith, L.L.C. Stock selection for the Portfolio is made by the Investment Committees of Harris Bretall. The Portfolio is managed by a management team that includes Gordon Ceresino, Joe Calderazzo and Dennis Karle. Mr. Ceresino is the Chief Executive Officer of Harris Bretall and has been associated with the firm since 1991. Mr. Calderazzo is co-director of the Institutional and Private Client Group at Harris Bretall Sullivan & Smith, L.L.C. and has been associate with the firm since 1990. Mr. Karle is co-director of the Institutional and Private Client Group at Harris Bretall Sullivan & Smith, L.L.C. and has been associated with the firm since 1997.

PRINCIPAL INVESTMENT STRATEGIES

      The Portfolio will normally invest at least 80% of its total assets in a diversified portfolio of common stocks and securities convertible into common stocks of issuers with total market capitalizations of $3 billion or more. The Portfolio will normally invest in common stocks that, in the Adviser's opinion, are characterized by earnings growth in excess of that of the S&P 500. In deciding which securities to buy, hold or sell, the Adviser evaluates factors believed to be favorable to long-term capital appreciation, including specific financial characteristics of the issuer such as historical earnings growth, sales growth, profitability and return on equity. The Adviser also analyzes the issuer's position within its industry as well as the quality and experience of the issuer's management.

      The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

      There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

      COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

      OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

      Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

      The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

      This chart shows how the performance of the Portfolio's shares has varied from year to year over the life of the Portfolio. It does not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown.

                      ANNUAL TOTAL RETURNS CALENDAR YEARS*

                          1999               33.83%
                          2000              -22.27%
                          2001              -28.58%

      During the period shown in the bar chart, the highest return for a calendar quarter was 24.92% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -24.58% (quarter ended September 30, 2001). Year-to-date total return as of September 30, 2002 for Class C shares was -34.64%.

*     Class C shares of the Portfolio commenced operations on January 4, 1999.

AVERAGE ANNUAL TOTAL RETURNS

      This table compares the average annual returns of the Portfolio's shares with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives. The returns assume you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)

                                                                                Life of Portfolio
                                                                Past 1 Year       (Since 1/4/99)
                                                                -----------       --------------
Large Capitalization Growth Portfolio(1):
Return Before Taxes                                               -29.30%             -9.56%
Return After Taxes on Distributions                               -29.33%            -10.79%
Return After Taxes on Distributions and Sale of Portfolio
Shares                                                            -17.80%             -7.17%
Indices:  (Reflects no deduction for fees, expenses or taxes)
S&P/Barra Growth Index(2)                                         -12.73%             -4.46%
Morningstar Large Growth Average (3)                              -22.44%             -2.41%

(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C shares as described under "Contingent Deferred Sales Charge."

(2) The S&P/Barra Growth Index is constructed by dividing the stocks in the S&P 500 index according to price-to-book ratios. This unmanaged index contains stocks with higher price-to-book ratios and is market capitalization weighted. Unlike the returns for the Portfolio, the returns for the Index do not include fees and expenses. Investors may not invest directly in the Index.

(3) The Morningstar Large Growth Average, as of December 31, 2001, consisted of 988 mutual funds comprised of large market capitalization stocks with the highest combinations of price-to-earnings and price-to-book scores. Investors may not invest in the Average directly.

      The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.6%), and do not reflect the impact of state and local taxes.

      Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

      For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

MID CAPITALIZATION PORTFOLIO

INVESTMENT OBJECTIVE

      The Portfolio seeks long-term capital appreciation.

THE ADVISER

      The Portfolio is advised by Caterpillar Investment Management Ltd. Stock selection for the Portfolio is made by the Equity Investment Management team, whose activities are overseen by the Investment Committee of Caterpillar Investment Management Ltd. The Portfolio is managed by a management team that includes Keith D. Yoder. Mr. Yoder is a Senior Portfolio Manager of Caterpillar Investment Management Ltd and has been associated with the firm since August 2000.

PRINCIPAL INVESTMENT STRATEGY

      The Portfolio will normally invest at least 80% of its total assets in equity securities of U.S. companies that have a market capitalization of between $1 billion and $15 billion at the time of purchase. The Portfolio invests in securities of companies that are believed by the Adviser to be undervalued, thereby offering above-average potential for capital appreciation. The Portfolio may invest up to 20% of its total assets in the equity securities of foreign companies and in securities convertible into the common stock of U.S. companies, such as convertible preferred stock and convertible bonds. The Portfolio may also invest in debt securities such as corporate bonds, government securities and mortgage and other asset-backed securities.

      The Portfolio strives to provide long-term capital appreciation through a multi-factor selection process. In seeking to accomplish this goal, the Adviser uses fundamental analysis to invest in stocks that are believed to be less expensive than comparable companies as determined by price/earnings ratios, cash flows or other measures. The Adviser also uses quantitative screening in seeking to identify mid-cap companies with attractive earnings growth, revenue growth, and balance sheet strength. The Adviser also attempts to identify industry and economic themes that can drive company profits.

      The Portfolio may invest in companies that the adviser believes are undervalued and may be subject to positive changes from new markets/products, restructuring, acquisitions, divestitures, mergers, change in management, regulatory change, or other changes that will enhance the value of the company.

      The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

      There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

      MID-SIZED COMPANIES. The Portfolio will invest primarily in companies with medium market capitalizations. Market capitalization refers to the total market value of the outstanding stock of a company. Mid cap companies generally have a market capitalization between $1 billion and $15 billion. Investing in such companies may involve more risk than is usually associated with investing in larger, more established companies. Mid cap companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Mid cap companies are often traded in the over-the-counter market, and the low market liquidity of these securities may have an adverse effect on the ability of the Portfolio to sell certain securities at favorable prices. Such securities usually trade in lower volumes and are subject to greater and more unpredictable price fluctuations than larger cap securities or the stock market in general. This also may impede the Portfolio's ability to obtain market quotations based on actual trades in order to value the Portfolio's securities. Mid cap securities may have returns that can vary, occasionally significantly, from the market in general. In addition, mid cap companies may not pay a dividend.

      FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

      The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

      Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

      Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities. Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States.

      The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

      The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

      OTHER RISKS. The performance of the Portfolio will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

      Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE.

      There is no performance information for the Portfolio since it has not commenced operations as of the date of this Prospectus.

FEES AND EXPENSES

      For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

SMALL CAPITALIZATION PORTFOLIO

INVESTMENT OBJECTIVE

      The Small Capitalization Portfolio seeks maximum capital appreciation.

THE ADVISER

      The Portfolio is advised by Fox Asset Management LLC It is managed by a management team led by J. Peter Skirkanich and George C. Pierides, who are the key small-cap personnel on the firm's Investment Committee. Mr. Skirkanich is the President and Chief Investment Officer of Fox and founded the firm in 1985. Mr. Pierides is a Managing Director and Director of Small-Cap Equities; he joined the firm in 1995 from Windward Asset Management.

PRINCIPAL INVESTMENT STRATEGIES

      The Portfolio will normally invest at least 80% of its total assets in common stocks of companies whose stock market capitalizations fall within the range of capitalizations in the Russell 2000 Index. The Portfolio will also occasionally invest a portion of its assets in mid-cap stocks that are small relative to their industries that the adviser believes have compelling valuations and fundamentals, and it will not immediately sell a security that was bought as a small cap stock but through appreciation has become a mid-cap stock. In selecting securities for the Portfolio, the Adviser begins with a screening process that seeks to identify growing companies whose stocks sell at discounted price-to-earnings and price-to-cash flow multiples. The Adviser also attempts to discern situations where intrinsic asset values are not widely recognized. The Adviser favors such higher-quality companies that generate strong cash flow, provide above-average free cash flow yields and maintain sound balance sheets. Rigorous fundamental analysis, from both a quantitative and qualitative standpoint, is applied to all investment candidates. While the Adviser employs a disciplined "bottom-up" approach that attempts to identify undervalued stocks, it nonetheless is sensitive to emerging secular trends. The Adviser does not, however, rely on macroeconomic forecasts in its stock selection efforts and prefers to remain fully invested.

      The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

      There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

      COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

      SMALL AND MEDIUM CAPITALIZATION COMPANIES. The Portfolio's investments in smaller and medium-sized companies carry more risk than investments in larger companies. While some of the Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on the Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for the Portfolio to obtain market quotations based on actual trades, for purposes of valuing its securities. Investing in lesser-known, smaller and medium capitalization companies involves greater risk of volatility of the Portfolio's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions. Small Cap companies may have returns that can vary, occasionally significantly, from the market in general. In addition, small cap companies may not pay a dividend.

      OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

      The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

      This chart shows how the performance of the Portfolio's shares has varied from year to year over the life of the Portfolio. It does not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown.

                      ANNUAL TOTAL RETURNS CALENDAR YEARS*

                          1999                  12.77%
                          2000                  20.83%
                          2001                   5.77%

      During the period shown in the bar chart, the highest return for a calendar quarter was 22.42% (quarter ended June 30, 1999) and the lowest return for a calendar quarter was -17.47% (quarter ended September 30, 2001). Year-to-date total return as of September 30, 2002 for Class C shares was -11.94%.

*     Class C shares of the Portfolio commenced operations on January 4, 1999.

AVERAGE ANNUAL TOTAL RETURNS

      This table compares the average annual returns of the Portfolio's shares with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives. The returns assume you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)

                                                                                Life of Portfolio
                                                                Past 1 Year       (Since 9/2/94)
                                                                -----------       --------------
Small Capitalization Portfolio(1):
   Return Before Taxes                                              4.82%             13.01%
   Return After Taxes on Distributions                              0.79%              9.97%
   Return After Taxes on Distributions and Sale of
      Portfolio Shares                                              3.04%              9.08%
Indices:  (Reflects no deduction for fees, expenses or
   taxes)
Russell 2000 Index(2)                                               2.49%              6.42%
Morningstar Small Blend Average(3)                                  8.77%             11.58%

(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C shares as described under "Contingent Deferred Sales Charge."

(2) The Russell 2000 Index is comprised of the 2,000 smallest U.S. domiciled publicly traded common stocks which are included in the Russell 3000 Index. The common stocks included in the Russell 2000 Index represent approximately 10% of the U.S. equity market as measured by market capitalization. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization representing approximately 98% of the U.S. publicly traded equity market. The Russell 2000 Index is an unmanaged index. Unlike the returns for the Portfolio, the returns for the Index do not include fees and expenses and reflect reinvested dividends. Investors may not invest in the Index directly.

(3) The Morningstar Small Blend Average, as of December 31, 2001, consisted of 252 mutual funds comprised of small market capitalization stocks that fall between the highest and lowest combinations of price-to-earnings and price-to-book scores. Investors may not invest in the Average directly.

      The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.6%), and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

      For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation.

THE ADVISER

      The Portfolio is managed by the Core International Equity and the Asset Allocation teams of Pictet International Management Limited ("Pictet"). Current members of the Core International Equity team include Richard Heelis, Senior Investment Manager. Mr. Heelis joined Pictet from Norwich Union in 1999 and his responsibilities include EAFE and Japanese mandates. Current Members of the Asset Allocation team include Nicholas Johnson, Chief Investment Officer and Head of Equities. Mr. Johnson joined Pictet in January 1993.

PRINCIPAL INVESTMENT STRATEGY

      The Portfolio will normally invest at least 80% of its total assets in the equity securities of companies located outside of the United States. Equity securities consist of common and preferred stock and other securities such as depositary receipts, bonds, rights and warrants that are convertible into common stock. Under normal market conditions, at least 65% of the Portfolio's assets will be invested in securities of issuers located in at least three foreign countries, including countries with developing and emerging economies. The Portfolio expects that its investments in foreign issuers will generally take the form of depositary receipts. These are dollar denominated receipts which represent and may be converted into the underlying foreign security. Depositary receipts are publicly traded on exchanges or over-the-counter in the United States. In deciding which securities to buy, hold or sell, the Adviser considers economic developments, industry prospects and other factors such as an issuer's competitive position or potential earnings.

      The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

      There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

      FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

      The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While depositary receipts are denominated in U.S. dollars, currency fluctuations could adversely effect the value of the Portfolios' investments.

      Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

      Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities. Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States.

      The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

      The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

      OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

      Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

      The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

      This chart shows how the performance of the Portfolio's shares has varied from year to year over the life of the Portfolio. It does not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown.

                      ANNUAL TOTAL RETURNS CALENDAR YEARS*

                         1999                35.64%
                         2000              - 19.05%
                         2001               -29.16%

      During the period shown in the bar chart, the highest return for a calendar quarter was 27.03% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -17.21% (quarter ended September 30, 2001). Year-to-date total return as of September 30, 2002 for Class C shares was -29.95%.

*     Class C shares of the Portfolio commenced operations on January 4, 1999.

AVERAGE ANNUAL TOTAL RETURNS

      This table compares the average annual returns of the Portfolio's shares with those of a broad measure of market performance over time. The returns assume you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)

                                                                              Life of
                                                                            Portfolio
                                                          Past 1 Year     (Since 1/4/99)
                                                          -----------     --------------
              International Equity Portfolio(1):
                 Return Before Taxes                        -29.86%            -8.16%
                 Return After Taxes on Distributions        -29.86             -9.02%
                 Return After Taxes on Distributions and
                    Sale of Portfolio Shares                -18.19%            -6.36%
              Index:  (Reflects no deduction for fees,
                 expenses or taxes)
              Morgan Stanley EAFE Index (U.S. Dollars)(2)   -21.44%            -5.05%

(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C shares as described under "Contingent Deferred Sales Charge."

(2) The Europe, Australia, Far East Index (EAFE) is a widely recognized index prepared by Morgan Stanley Capital International. This unmanaged index consists of non-U.S. companies which are listed on one of twenty foreign markets and assumes the reinvestment of dividends. Unlike the returns for the Portfolio, the returns for the Index do not include fees and expenses. Investors may not invest in the Index directly. The Gross Domestic Product (GDP) version of the Index is used above.

      The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.6%), and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

      For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

HEALTH & BIOTECHNOLOGY PORTFOLIO

INVESTMENT OBJECTIVE

      The Portfolio seeks long-term capital growth.

THE ADVISER

      Investment decisions for the Fund are made by an investment management team at UBS Global Asset Management (Americas) Inc. No individual member of the investment management team is primarily responsible for making recommendations for portfolio purchases.

PRINCIPAL INVESTMENT STRATEGY

      The Portfolio will normally invest at least 80% of its total assets in equity, equity-related or debt securities of healthcare companies and biotechnology companies, regardless of their stock market value (or "market capitalization"). The Portfolio expects to invest primarily in common stocks of companies located throughout the world. The Adviser selects securities whose fundamental values it believes are greater than their market prices. The Adviser bases its estimate of value upon economic and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Adviser then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

      "Healthcare company," for purposes of Portfolio investments, is defined as an entity that is principally engaged in: the design, manufacture or sale of products or services used for or in connection with health, medical, or personal care such as medical, dental and optical supplies or equipment; research and development of pharmaceutical products and services; the operation of healthcare facilities such as hospitals, clinical test laboratories, and convalescent and mental healthcare facilities; and design, manufacture, or sale of healthcare-related products and services.

      "Biotechnology company," for purposes of Portfolio investments, is defined as an entity that is principally engaged in: research, development, manufacture or distribution of products and services relating to human health care, pharmaceuticals, agricultural and veterinary applications, and the environment; and manufacturing and/or distributing biotechnological and biomedical products, devices or instruments.

      The Portfolio also defines a "healthcare or biotechnology company" as an entity that is principally engaged in providing materials, products or services to a healthcare or biotechnology company. The Portfolio considers a company to be "principally engaged" in one of the above activities if at least 50% of its revenues or profits comes from those activities or at least 50% of the company's assets were devoted to such activities based upon the company's most recent fiscal year.

      The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

      There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

      HEALTHCARE AND BIOTECHNOLOGY SECTOR. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the healthcare and biotechnology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a healthcare company's market value and/or share price. Biotechnology companies are affected by patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and have thinly traded securities, may not yet offer products or offer a single product, and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. Moreover, stock prices of biotechnology companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny. Consequently, the Portfolio's performance may sometimes be significantly better or worse than that of other types of funds.

      FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

      The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

      Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

      Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities. Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States.

      The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

      The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

      NON-DIVERSIFICATION. Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the Portfolio's share price.

      PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

      OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

      Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

      For the periods shown in the bar chart and table below, the Portfolio operated as a separate fund called the Orbitex Health & Biotechnology Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.

      The bar chart below shows the performance of the Class C shares of the Predecessor Fund. The table gives some indication of the risks of an investment in the Portfolio by comparing the Predecessor

Fund's performance with a broad measure of market performance. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

      This chart shows how the performance of the Class C shares of the Predecessor Fund has varied from year to year over the life of the Portfolio. It does not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown.

                      ANNUAL TOTAL RETURNS - CALENDAR YEARS

                         2001                    -10.11%

      During the periods shown in the bar chart, the highest return for a calendar quarter was 29.26% (quarter ended June 30, 2000) and the lowest return for a calendar quarter was -30.91% (quarter ended March 31, 2001). Year-to-date total return as of September 30, 2002 was - 40.65%.

AVERAGE ANNUAL TOTAL RETURNS

      This table compares the average annual returns of the Class C shares of the Predecessor Fund with those of a broad measure of market performance over time. The returns assume you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

            AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)(1)

                                                                                Life of Portfolio
                                                                Past 1 Year      (Since 1/18/00)
                                                                -----------      ---------------
Health & Biotechnology Portfolio(1)
   Return Before Taxes                                            -11.90%              7.86%
   Return After Taxes on Distributions                            -11.90%              7.35%
   Return After Taxes on Distributions and Sale of
      Portfolio Shares                                             -7.25%              6.10%
Indices:  (Reflects no deduction for fees, expenses or
taxes)
S&P 500(Reg. TM) Index(2)                                         -11.89             -10.59%
MSCI World Healthcare Index (3)                                   -14.00%              0.81%

(1) The performance figures shown above reflect the performance of Class C shares of the Predecessor Fund.

(2) The S&P 500(Reg. TM) Index is an unmanaged index. Index returns assume reinvestment of dividends; unlike the Portfolio's returns, however, Index returns do not reflect any fees or expenses.

(3) The MSCI World Healthcare Index is a free float-adjusted market capitalization index that is designed to measure global developed healthcare equity performance. As of April 2002 the MSCI World Healthcare Index consisted of the following 23 developed market country indices:
      Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

      The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.6%), and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

      For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

TECHNOLOGY & COMMUNICATIONS PORTFOLIO

      The Portfolio seeks long-term growth of capital.

THE ADVISER

      The Portfolio is advised by Columbus Circle Investors. Stock selection for the Portfolio is made by Anthony Rizza, CFA, Senior Managing Director. Mr. Rizza created and subsequently managed Columbus Circle Investors' Technology process since January 1, 1995.

PRINCIPAL INVESTMENT STRATEGY

      The Portfolio will normally invest at least 80% of its total assets in equity securities issued by technology and communications companies, both domestic and foreign, regardless of their market capitalization. The Portfolio may invest up to 25% of its total assets in foreign companies. The Portfolio defines a "technology company" as an entity in which at least 50% of the company's revenues or earnings were derived from technology activities or at least 50% of the company's assets were devoted to such activities, based upon the company's most recent fiscal year. Technology companies may include, among others, companies that are engaged in the research, design, development or manufacturing of technology products. These companies include among others, those in the Internet, medical, pharmaceutical, manufacturing, computer software and hardware industries. The Portfolio defines a "communications company" as an entity in which at least 50% of the company's revenues or earnings were derived from communications activities or at least 50% of the company's assets were devoted to such activities, based upon the company's most recent fiscal year. Communications activities may include, among others, regular telephone service; communications equipment and services; electronic components and equipment; broadcasting; computer software and hardware; semiconductors; mobile communications and cellular radio/paging; electronic mail and other electronic data transmission services; networking and linkage of word and data processing systems; publishing and information systems; video text and teletext; emerging technologies combining telephone, television and/or computer systems; and internet and network equipment and services.

      The Portfolio expects to invest primarily in U.S. and foreign common stocks but may also invest in other types of equity securities, investment grade debt securities and in securities of companies outside the communications, information and technology industries.

      In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions. Factors considered include growth potential, earnings, estimates and management. Particular emphasis is placed on identifying companies whose performance has exceeded expectations.

      The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

      There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

      TECHNOLOGY AND COMMUNICATIONS SECTOR. Because of its specific focus, the Portfolio's performance is closely tied to, and affected by, events occurring in the information, communications, and related technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition. Many technology companies sell stock before they have a commercially viable product, and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many technology companies have very high price/earnings ratios, high price volatility, and high personnel turnover due to severe labor shortages for skilled technology professionals.

      EMERGING TECHNOLOGY SECTOR RISK. Because of its narrow focus, the Portfolio's performance is closely tied to, and affected by, events occurring in the emerging technology and general technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition. In some cases, there are some emerging technology companies which sell stock before they have a commercially viable product, and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many emerging technology companies have very high price/earnings ratios, high price volatility, and high personnel turnover due to severe labor shortages for skilled emerging technology professionals.

      FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

      The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

      Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

      Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities. Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States.

      The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

      The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

      NON-DIVERSIFICATION. Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund's share price.

      PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

      OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

      Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

      For the periods shown in the bar chart and table below, the Portfolio operated as a separate fund called the Orbitex Info-Tech & Communications Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.

      The bar chart below shows the performance of the Class C shares of the Predecessor Fund. The table gives some indication of the risks of an investment in the Portfolio by comparing the Predecessor

Fund's performance with a broad measure of market performance. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

      This chart shows how the performance of the Class C shares of the Predecessor Fund has varied from year to year over the life of the Portfolio. It does not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown.

                      ANNUAL TOTAL RETURNS - CALENDAR YEARS

                         2001                    -54.69%

      During the periods shown in the bar chart, the highest return for a calendar quarter was 28.95% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was - 44.35% (quarter ended December 31, 2000). Year-to-date total return as of September 30, 2002 was - 51.63%.

AVERAGE ANNUAL TOTAL RETURNS

      This table compares the average annual returns of the Class C shares of the Predecessor Fund with those of a broad measure of market performance over time. The returns assume you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

            AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)(1)

                                                                                Life of Portfolio
                                                                Past 1 Year      (Since 1/14/00)
                                                                -----------      ---------------
Technology & Communications Portfolio:
   Return Before Taxes                                            -55.60%            -47.84%
   Return After Taxes on Distributions                            -55.60%            -51.15%
   Return After Taxes on Distributions and Sale of
      Portfolio Shares                                            -33.86%            -34.59%
Indices:  (Reflects no deduction for fees, expenses or
   taxes)
S&P 500(Reg. TM) Index(2)                                         -11.89%            -10.59%
Lipper Science & Technology Funds Index(3)                        -34.72%            -33.56%

(1) The performance figures shown above reflect the performance of Class C shares of the Predecessor Fund.

(2) The S&P 500(Reg. TM) Index is an unmanaged index. Index returns assume reinvestment of dividends; unlike the Portfolio's returns, however, Index returns do not reflect any fees or expenses.

(3) The Lipper Science and Technology Funds Index is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is compiled by Lipper, Inc.

      The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.6%), and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

      For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

FINANCIAL SERVICES PORTFOLIO

INVESTMENT OBJECTIVE

      The Portfolio seeks long-term growth of capital.

THE ADVISER

      The Portfolio is advised by Harris Bretall Sullivan & Smith, L.L.C. Stock selection for the Portfolio is made by the Investment Committee of Harris Bretall Sullivan & Smith, L.L.C. The Portfolio is managed by a management team that includes David Post and Daniel Perrin. Mr. Post is the Director of Research of Harris Bretall Sullivan & Smith, L.L.C. and has been associated with the firm since 1994. Mr. Perrin is a Research Analyst at Harris Bretall Sullivan & Smith, L.L.C. who covers financial services and has been associated with the firm since 2000.

PRINCIPAL INVESTMENT STRATEGY

      The Portfolio will normally invest at least 80% of its total assets in U.S. and foreign securities issued by financial services companies as well as related services and technology companies, regardless of their stock market value (or "market capitalization"). Normally at least 25% of the Portfolio's total assets is expected to be in securities of companies in the Finance and Insurance industries, and up to 25% in foreign companies. The Adviser expects to invest primarily in U.S. and foreign common stocks, but may also invest in other types of equity securities, investment grade debt securities and in securities of companies outside the financial services industries.

      The Portfolio will generally invest in companies that the Adviser expects will capitalize on emerging changes in the global financial services industries. In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions. Factors considered include growth potential, earnings estimates and management

      "Financial services company," for purposes of Portfolio investments, is defined as an entity in which at least 50% of the company's revenues or earnings were derived from financial services activities based upon the company's most recent fiscal year, or at least 50% of the company's assets were devoted to such activities based on the company's most recent fiscal year. Financial services companies provide financial services to consumers and industry. Examples of companies in the financial services sector include commercial banks, investment banks, savings and loan associations, thrifts, finance companies, brokerage and advisory firms, transaction and payroll processors, insurance companies, real estate and leasing companies, and companies that span across these segments, and service providers whose revenue is largely derived from the financial services sector. Under SEC regulations, the Portfolio may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

      The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

      There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your

Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

      FINANCIAL SERVICES SECTOR. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the financial services industry. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. The Portfolio is more vulnerable to price fluctuations of financial services companies and other factors that particularly affect financial services industries than a more broadly diversified mutual fund. In particular, the prices of stock issued by many financial services companies have historically been more closely correlated with changes in interest rates than other stocks. Generally, when interest rates go up, stock prices of these companies go down. This relationship may not continue in the future. Financial services companies are subject to extensive government regulation which tends to limit both the amount and types of loans and other financial commitments the company can make, and the interest rates and fees it can charge. These limitations can have a significant impact on the profitability of a financial services company since profitability is impacted by the company's ability to make financial commitments such as loans. Insurance companies in which the Portfolio invests may also have an impact on the Portfolio's performance as insurers may be subject to severe price competition, claims activity, marketing competition and general economic conditions. Certain lines of insurance can be significantly influenced by specific events. For example, property and casualty insurer profits may be affected by certain weather catastrophes and other disasters; and life and health insurer profits may be affected by mortality risks and morbidity rates. The financial services industry is currently undergoing a number of changes such as continuing consolidations, development of new products and structures and changes to its regulatory framework. These changes are likely to have a significant impact on the financial services industry and the Portfolio.

      FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

      The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

      Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

      Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities. Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States.

      The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

      The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

      NON-DIVERSIFICATION. Because the Financial Services Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund's share price.

      PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

      OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

      Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

      For the periods shown in the bar chart and table below, the Portfolio operated as a separate fund called the Orbitex Financial Services Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.

      The bar chart below shows the performance of the Class C shares of the Predecessor Fund. The table gives some indication of the risks of an investment in the Portfolio by comparing the Predecessor Fund's performance with a broad measure of market performance. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

      This chart shows how the performance of the Class C shares of the Predecessor Fund has varied from year to year over the life of the Portfolio. It does not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown.

                      ANNUAL TOTAL RETURNS - CALENDAR YEARS

                         2001                 -6.10%

      During the periods shown in the bar chart, the highest return for a calendar quarter was 9.82% (quarter ended June 30, 2001) and the lowest return for a calendar quarter was -13.02% (quarter ended September 30, 2001). Year-to-date total return as of September 30, 2002 was - 19.76%.

AVERAGE ANNUAL TOTAL RETURNS

      This table compares the average annual returns of the Class C shares of the Predecessor Fund with those of a broad measure of market performance over time. The returns assume you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

            AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)(1)

                                                                                Life of Portfolio
                                                                Past 1 Year       (Since 8/1/00)
                                                                -----------       --------------
Financial Services Portfolio:
   Return Before Taxes                                             -7.99%              5.40%
   Return After Taxes on Distributions                             -7.99%              5.26%
   Return After Taxes on Distributions and Sale of
      Portfolio Shares                                             -4.86%              4.26%
Indices:  (Reflects no deduction for fees, expenses or
     taxes)
S&P 500(Reg. TM) Index(2)                                         -11.89%            -13.29%
Financial Services Sector Index(3)                                 -6.79%              7.87%

----------
(1) The performance figures shown above reflect the performance of Class C shares of the Predecessor Fund.

(2) The S&P 500(reg. Tm) Index is an unmanaged index. Index returns assume reinvestment of dividends; unlike the Portfolio's returns, however, Index returns do not reflect any fees or expenses.

(3) The S&P Financial Services Sector Index, is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is compiled by S&P.

      The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.6%), and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

      For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

ENERGY & BASIC MATERIALS PORTFOLIO

INVESTMENT OBJECTIVE

      The Portfolio seeks long-term growth of capital.

THE ADVISER

      The Portfolio is advised by Caterpillar Investment Management Ltd. Stock selection for the Portfolio is made by the Equity Investment Management team, whose activities are overseen by the Investment Committee of Caterpillar Investment Management Ltd. The Portfolio is managed by a management team that includes Keith D. Yoder. Mr. Yoder is a Senior Portfolio Manager of Caterpillar Investment Management Ltd and has been associated with the firm since August 2000.

PRINCIPAL INVESTMENT STRATEGY

      The Portfolio invests in common stock of domestic and foreign issuers regardless of their size. It expects to invest primarily in U.S. common stocks but may also invest in other types of equity securities and debt securities of any quality, and may invest up to 25% of its total assets in foreign companies.

      The Portfolio will normally invest at least 80% of its total assets in equity securities issued by companies involved in the exploration, development, production or distribution of oil, natural gas, coal and uranium, basic materials such as metals, minerals, chemicals, water, forest products, precious metals, and other related industries. The Portfolio may also invest a portion of its assets in securities of companies in the oil and natural gas exploration, development, production and distribution industry, securities of companies in the mining industry, and securities of companies in the precious metals industry.

      The Portfolio invests in securities of companies that are deemed to be undervalued, and therefore are believed to offer above-average potential for capital appreciation. These securities include securities of companies that are engaged in the energy, basic materials and other related businesses that are out of favor with investors and are trading at prices that the adviser believes are below their true worth based on each company's potential earnings, asset values and dividend yield.

      The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

      There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

      ENERGY AND BASIC MATERIALS SECTOR. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the energy and basic materials industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Companies in the energy and basic materials sector are subject to swift fluctuations in supply and demand. These fluctuations may be caused by events relating to international political and economic developments, energy conservation, the success of exploration projects, the environmental impact of energy and basic materials operations and tax and other governmental regulatory policies. Consequently, the Portfolio's performance may sometimes be significantly better or worse than that of other types of funds.

      FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

      The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

      Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

      Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities. Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States.

      The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

      The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

      NON-DIVERSIFICATION. Because the Energy & Basic Materials Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund's share price.

      PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

      OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

      Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

      For the periods shown in the bar chart and table below, the Portfolio operated as a separate fund called the Orbitex Energy & Basic Materials Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.

      The bar chart below shows the performance of the Class C shares of the Predecessor Fund (see footnote below). The table gives some indication of the risks of an investment in the Portfolio by comparing the Predecessor Fund's performance with a broad measure of market performance. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

      This chart shows how the performance of the Class C shares of the Predecessor Fund has varied from year to year over the life of the Portfolio. It does not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown.

                      ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                1999       39.15%
                                2000       24.44%
                                2001      -13.73%

      During the periods shown in the bar chart, the highest return for a calendar quarter was 17.12% (quarter ended June 30, 1999) and the lowest return for a calendar quarter was -19.57% (quarter ended September 30, 2001). Year-to-date total return as of September 30, 2002 was -13.12%.

* Class C shares of the Portfolio will commence operations on January 1, 2003. The returns shown in the chart for the calendar years 1999 through 2001 are for Class B shares of the Portfolio's Predecessor Fund which are offered in a separate prospectus. Class C and B shares are invested in the same portfolio of securities. The returns for Class C shares would differ from those for Class C only to the extent that the classes have different expenses.

AVERAGE ANNUAL TOTAL RETURNS

      This table compares the average annual returns of the Class C shares of the Predecessor Fund with those of a broad measure of market performance over time. The returns assume you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

            AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)(1)

                                                                  Past         Life of Portfolio
                                                                 1 Year         (Since 9/21/97)
                                                                 ------         ---------------
               Energy & Basic Materials Portfolio:
                  Return Before Taxes                            -17.60%            11.42%
                  Return After Taxes on Distributions            -21.08%             8.48%
                  Return After Taxes on Distributions and
                    Sale of Portfolio Shares                     -10.84%             7.74%
               Indices: (Reflects no deduction for fees,
               expenses or taxes)
               S&P 500(Reg. TM) Index(2)                         -11.89%             5.91%
               Lipper Natural Resources Funds Index(3)           -12.58%             1.95%

(1) Class C shares of the Portfolio will commence operations on January 1, 2003. The performance figures shown above reflect the performance of Class B shares of the Portfolio's Predecessor Fund which has different expenses than Class C shares.

(2) The S&P 500(Reg. TM) Index is an unmanaged index. Index returns assume reinvestment of dividends; unlike the Portfolio's returns, however, Index returns do not reflect any fees or expenses.

(3) The Lipper Natural Resources Funds Index is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is compiled by Lipper, Inc.

      The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.6%), and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

      For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

SUMMARY OF TRUST EXPENSES

      ANNUAL PORTFOLIO OPERATING EXPENSES. The following table lists the fees and expenses that an investor will incur as a shareholder of each of the Portfolios based on operating expenses incurred during the fiscal year ended August 31, 2002.

                                     U.S. Government        Investment
                                       Money Market        Quality Bond      Municipal Bond   Large Capitalization
                                        Portfolio            Portfolio         Portfolio         Value Portfolio
                                        ---------            ---------         ---------         ---------------
Shareholder Fees
  Maximum Sales Charge on
     Purchases of Shares (as a %
     of offering price) (1)               NONE                NONE                NONE                NONE
  Sales Charge on Reinvested
     Dividends (as a % of offering
     price)                               NONE                NONE                NONE                NONE
  Maximum Contingent Deferred
     Sales Charge (as a % of
     offering price) (2)                  1.00%               1.00%               1.00%               1.00%
Exchange Fee                              NONE                NONE                NONE                NONE
Annual Portfolio Operating
   Expenses (expenses that are
   deducted from Portfolio assets
   as a percentage of average net
   assets)
   Management Fees*                      0.475%               0.55%               0.55%               0.65%
   Distribution (Rule 12b-1
      Expenses)(3)                        1.00%               1.00%               1.00%               1.00%
   Other Expenses**                      0.785%               0.88%               1.76%               0.87%
Total Annual Portfolio Operating

   Expenses Before Expense Waivers
   and/or Reimbursements  (See **
   footnote  below for the Expense
   Waivers and  Reimbursements and

   Net Expenses of the Portfolios)        2.26%               2.43%               3.31%               2.52%

                                          Large
                                     Capitalization        Mid             Small       International      Health &
                                         Growth       Capitalization  Capitalization       Equity      Biotechnology
                                        Portfolio       Portfolio        Portfolio       Portfolio       Portfolio
                                        ---------       ---------        ---------       ---------       ---------
Shareholder Fees
  Maximum Sales Charge on
     Purchases of Shares (as a %
     of offering price) (1)                NONE             NONE           NONE             NONE           NONE
  Sales Charge on Reinvested
     Dividends (as a % of offering
     price)                                NONE             NONE           NONE             NONE           NONE
  Maximum Contingent Deferred
     Sales Charge (as  a % of
     offering price)(2)                    1.00%            1.00%          1.00%            1.00%          1.00%
Exchange Fee                               NONE             NONE           NONE             NONE           NONE
Annual Portfolio Operating
   Expenses (expenses that are
   deducted from Portfolio assets
   as a percentage of average net
   assets)
   Management Fees**                       0.65%            0.75%          0.65%            0.75%          1.25%
   Distribution (Rule 12b-1
      Expenses)(3)                         1.00%            1.00%          1.00%            1.00%          1.00%
   Other Expenses*                         0.87%            0.70%          0.95%            1.28%          0.61%
Total Annual Portfolio Operating
   Expenses Before Expense Waivers
   and/or Reimbursements  (See **
   footnote  below for the Expense
   Waivers and  Reimbursements and
   Net Expenses of the Portfolios)         2.52%            2.45%          2.60%            3.03%          2.86%

                                          Technology &            Financial Services        Energy & Basic Materials
                                    Communications Portfolio           Portfolio                   Portfolio
                                    ------------------------           ---------                   ---------
Shareholder Fees
  Maximum Sales Charge on
     Purchases of Shares (as a %
     of offering price)                       NONE                       NONE                         NONE
  Sales Charge on Reinvested
     Dividends (as a % of
     offering price)                          NONE                       NONE                         NONE
  Maximum Contingent Deferred
     Sales Charge (as a % of
     offering price) (1)                     1.00%                       1.00%                       1.00%

Annual Portfolio Operating
   Expenses (expenses that are
   deducted from Portfolio assets
   as a percentage of average net
   assets)
   Management Fees*                          1.25%                       1.25%                       1.25%
   Distribution (Rule 12b-1
      Expenses) (2)                          1.00%                       1.00%                       1.00%
   Other Expenses*                           0.83%                       2.78%                       1.89%

Total Annual Portfolio Operating
   Expenses Before Expense
   Waivers and/or Reimbursements
   (See ** footnote  below for
   the Expense Waivers and
   Reimbursements and Net
   Expenses of the Portfolios)               3.08%                       5.03%                       4.14%

(1)   May be waived for certain investors.

(2) Only applicable to redemptions made within one year after purchase (see "Contingent Deferred Sales Charge").

(3) The 12b-1 fee is accrued daily and payable monthly, at the annual rate of 1% of the average net assets of Class C shares. Up to 0.25% of the average daily net assets may be paid directly to the manager for support services. A portion of the fee payable pursuant to the plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee. A service fee is a payment made for personal service and/or maintenance of shareholder accounts.

(4) "Total Annual Portfolio Operating Expenses," as shown above, are based upon the sum of management fees, 12b-1 fees and "Other Expenses."

      * "Other Expenses" for the Mid Capitalization, Health & Biotechnology, Technology & Communications, Financial Services and Energy & Basic Materials portfolios are estimated for the current fiscal year and reflect the pro forma combined operations of the funds after the applicable reorganizations.

      ** MANAGEMENT FEES AND OTHER EXPENSES: Each Portfolio pays the Manager a fee for its services that is computed daily and paid monthly at an annual rate ranging from .475% to 1.25% of the value of the average daily net assets of the Portfolio. The fees of each Adviser are paid by the Manager. The nature of the services provided to, and the aggregate management fees paid by each Portfolio are described under "Investment Manager." The Portfolios, not the Manager, benefit from expense offset arrangements with the Trust's custodian bank where uninvested cash balances earn credits that reduce monthly fees. During the most recent fiscal year, the amount of the expense offset as a percentage of net assets for each respective portfolio was as follows: U.S. Government Money Market, 0.00%; Investment Quality Bond, 0.14%; Municipal Bond, 0.01%; Large Capitalization Value, 0.00%; Large Capitalization Growth, 0.05%; Small Capitalization, 0.01%; and International Equity, 0.25%. There were no expense offsets for the Health & Biotechnology Portfolio, Technology & Communications Portfolio, Mid Capitalization Portfolio, Financial Services Portfolio or Energy & Basic Materials Portfolio for the most recent fiscal year because they were newly created portfolios of the Saratoga Trust. Under applicable SEC regulations, the amount by which Portfolio expenses are reduced by an expense offset arrangement is required to be included in "Other Expenses." "Other Expenses" also include fees for shareholder services, administration, custodial fees, legal and accounting fees, printing costs, registration fees, the costs of regulatory compliance, a Portfolio's allocated portion of the costs associated with maintaining the Trust's legal existence and the costs involved in the Trust's communications with shareholders.

      Expense Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently waiving its management fees and/or assuming certain other operating expenses of the Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of each Portfolio up to five years from the date the fee or expense was incurred, but no reimbursement payment will be made by a Portfolio if it would result in the Portfolio exceeding its Expense Cap. Expenses borne by the Manager after December 31, 2002 will be subject to reimbursement/waiver by the relevant class of each Portfolio up to three years from the date the fee or expense was incurred. The following are the Expense Caps for each of the Portfolios: U.S. Government Money Market, 2.25%; Investment Quality Bond, 2.40%; Municipal Bond, 2.40%; Large Capitalization Value, 3.00%; Large Capitalization Growth 3.00%, Mid Capitalization, 3.00%; Small Capitalization, 3.00%; International Equity, 3.30%; Health & Biotechnology 3.30%, Technology & Communications, 3.30% ; Financial Services, 3.30%; Energy & Basic Materials, 3.30%.

      For the fiscal year ended August 31, 2002 the net expenses for the Portfolios were: U.S. Government Money Market, 2.01% (taking into account the expense reimbursement of 0.25%); Investment Quality Bond, 2.23% (taking into account the expense reimbursement/waiver of 0.20%); Municipal Bond, 2.35% (taking into account the expense reimbursement/waiver of 0.96%); Large Capitalization Value, 2.41% (taking into account the expense reimbursement/waiver of 0.11%); Large Capitalization Growth, 2.40% (taking into account the expense reimbursement/waiver of 0.12%); Mid Capitalization 2.45% (taking into account the expense reimbursement/waiver of 0.00%); Small Capitalization, 2.42% (taking into account the expense reimbursement/waiver of 0.18%); International Equity, 2.52%(taking into account the expense reimbursement/waiver of 0.51%); Health & Biotechnology, 2.86% (taking into account the expense reimbursement/waiver of 0.00%); Technology & Communications, 3.05% (taking into account the expense reimbursement/waiver of 0.00%); Financial Services, 3.30% (taking into account the expense reimbursement/waiver of 1.73%); and Energy & Basic Materials, 3.30% (taking into account the expense reimbursement/waiver of 0.84%). %). The net expenses of the Health & Biotechnology Portfolio, Technology & Communications Portfolio, Mid Capitalization Portfolio, Financial Services Portfolio or Energy & Basic Materials Portfolio reflect the pro forma combined operations of the funds after the applicable reorganization. The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice. For the year ended August 31, 2002 reimbursement payments were made by the Portfolios to the Manager under the terms of the Expense Agreement. In addition, the Health & Biotechnology Portfolio, Technology & Communications Portfolio, Mid Capitalization Portfolio, Financial Services Portfolio or Energy & Basic Materials Portfolio have agreed to assume the remaining obligations of the corresponding Predecessor Orbitex Fund under its Expense Reimbursement Agreement with Orbitex Management, Inc. Thus, the "Other Expenses" of the combined fund also includes such obligations of the Predecessor Orbitex Fund.

      EXAMPLE. This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. This example shows what expenses you could pay over time. The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

-     IF YOU SOLD YOUR SHARES

                U.S. Government     Investment
                  Money Market     Quality Bond    Municipal Bond   Large Capitalization
                   Portfolio         Portfolio       Portfolio         Value Portfolio
                   ---------         ---------       ---------         ---------------
1 year              $  329            $  346            $  434            $  355
3 years                706               758             1,018               785
5 years              1,210             1,296             1,726             1,340
10 years             2,595             2,766             3,604             2,856

                      Large
                  Capitalization        Mid             Small       International      Health &
                      Growth       Capitalization  Capitalization       Equity      Biotechnology
                     Portfolio       Portfolio        Portfolio       Portfolio       Portfolio
                     ---------       ---------        ---------       ---------       ---------
1 year                $  355           $  348           $  363          $  406          $  389
3 years                  785              764              808             936             886
5 years                1,340            1,306            1,380           1,591           1,508
10 years               2,856            2,786            2,934           3,346           3,185

                Technology &
               Communications    Financial Services   Energy & Basic Materials
                  Portfolio           Portfolio              Portfolio
                  ---------           ---------              ---------
1 year             $  411              $  603                $  516
3 years               951               1,508                 1,258
5 years              1616               2,513                 2,115
10 years            3,392               5,022                 4,322

-     IF YOU HELD YOUR SHARES

                 U.S. Government        Investment
                   Money Market        Quality Bond      Municipal Bond   Large Capitalization
                    Portfolio            Portfolio         Portfolio         Value Portfolio
                    ---------            ---------         ---------         ---------------
1 year              $  229                $  246              $  334            $  255
3 years                706                   758               1,018               785
5 years              1,210                 1,296               1,726             1,340
10 years             2,595                 2,766               3,604             2,856

                     Large
                Capitalization        Mid             Small       International      Health &
                    Growth       Capitalization  Capitalization       Equity      Biotechnology
                   Portfolio       Portfolio        Portfolio       Portfolio       Portfolio
                   ---------       ---------        ---------       ---------       ---------
1 year              $  255            $  248            $  263            $  306            $  289
3 years                785               764               808               936               886
5 years              1,340             1,306             1,380             1,591             1,508
10 years             2,856             2,786             2,934             3,346             3,185

                 Technology &
                Communications   Financial Services  Energy & Basic Materials
                   Portfolio        Portfolio              Portfolio
                   ---------        ---------              ---------
1 year              $  311            $  503                $  416
3 years                951             1,508                 1,258
5 years              1,616             2,513                 2,115
10 years             3,392             4,920                 4,322

ADDITIONAL INVESTMENT STRATEGY INFORMATION

      This section provides additional information relating to each Portfolio's principal strategies.

      DEFENSIVE INVESTING. The Portfolios are intended primarily as vehicles for the implementation of a long-term investment program utilizing asset allocation strategies rendered through investment advisory programs that are based on an evaluation of an investor's investment objectives and risk tolerance. Because these asset allocation strategies are designed to spread investment risk across the various segments of the securities markets through investment in a number of Portfolios, each individual Portfolio generally intends to be substantially fully invested in accordance with its investment objectives and policies during most market conditions. Although the Adviser of a Portfolio may, upon the concurrence of the Manager, take a temporary defensive position during adverse market conditions, it can be expected that a defensive posture will be adopted less frequently than would be by other mutual funds. This policy may impede an Adviser's ability to protect a Portfolio's capital during declines in the particular segment of the market to which the Portfolio's assets are committed.

      FORWARD CURRENCY CONTRACTS. A Portfolio's investments also may include forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. A Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities or securities it may purchase and the currencies in which they are determined or to gain exposure to currencies underlying various securities or financial instruments.

      INVESTMENT POLICIES. The percentage limitations relating to the composition of a Portfolio referenced in the discussion of a Portfolio apply at the time a Portfolio acquires an investment and refer to the Portfolio's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require a Portfolio to sell any Portfolio security. A Portfolio may change its principal investment strategies without shareholder approval; however you would be notified of any change.

      DERIVATIVES AND OTHER STRATEGIES. Certain Portfolios may invest in options, futures, foreign securities, foreign currencies, and other derivatives (collectively, "Derivative Transactions"), and may enter into certain types of short sales. If these practices are used by a Portfolio, the intent would be primarily to hedge the Portfolio's holdings. For example, a Portfolio may purchase or sell options contracts on equity securities to hedge against the risk of fluctuations in the prices of securities held by the Portfolio. Or, a Portfolio may purchase or sell stock index futures contracts and might purchase put options or write call options on such futures contracts to protect against a general stock market decline or decline in a specific market sector that could adversely affect the Portfolio's holdings.

      Investing for hedging purposes may result in certain transaction costs, which may reduce a Portfolio's performance. In addition, no assurances can be given that hedging will be implemented or that each derivative position will achieve a perfect correlation with the security or currency being hedged against.

      EXCHANGE TRADED FUNDS. The Health & Biotechnology Portfolio may invest up to 10% of its net assets in shares of various Exchange Traded Funds ("ETFs") that seek to track the performance of various portions or segments of the equity markets. No more than 5% of the Portfolio's net assets will be invested in any one ETF.

ADDITIONAL RISK INFORMATION

      This section provides additional information relating to principal risks of investing in the Portfolios.

      The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described.

      JUNK BONDS. A Portfolio's investments in securities rated lower than investment grade or if unrated of comparable quality as determined by the Adviser (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The illiquidity of the market may also adversely affect the ability of the Trust's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's net asset value.

      OPTIONS AND FUTURES. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Adviser's predictions of movements in the direction of the stock, bond, stock index, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

      FORWARD CURRENCY CONTRACTS. A Portfolio's participation in forward currency contracts also involves risks. If the Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve a significant risk.

      STOCK MARKET RISK. Stock markets are volatile and there is a risk that the price of a security will rise or fall due to changing economic, political or market conditions, as well as company-specific factors (see "Issuer-Specific Risk" below). Consequently, the value of your investment in a Portfolio will go up and down, which means that you could lose money.

      SMALL AND MID-SIZED COMPANIES. The Portfolios may invest in companies with small and medium market capitalizations. Market capitalization refers to the total market value of the outstanding stock of a company. Small cap companies generally have a market capitalization of under $1 billion and mid cap companies generally have a market capitalization between $1 billion and $15 billion. Investing in such companies may involve more risk than is usually associated with investing in larger, more established companies. Small and mid cap companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, markets, financial resources and less experienced management. Small and mid cap companies are often traded in the over-the-counter market, and the low market liquidity of these securities may have an adverse effect on the ability of the Portfolio to sell certain securities at favorable prices. Such securities usually trade in lower volumes and are subject to greater and more unpredictable price fluctuations than larger cap securities or the stock market in general. This also may impede the Portfolio's ability to obtain market quotations based on actual trades in order to value the Portfolio's securities. Small and mid cap securities may have returns that can vary, occasionally significantly, from the market in general. In addition, small and mid cap companies may not pay a dividend. Although income may not be a primary goal of a Portfolio, dividends can cushion returns in a falling market.

      ISSUER-SPECIFIC RISKS. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

      FOREIGN SECURITIES. Foreign securities may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, and a lack of governmental regulation. Consequently, there is a risk that a foreign security may never reach the price that the Adviser believes is representative of its full value or that it may even go down in price.

      PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

      INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities may be more sensitive to interest rate changes.

      EXCHANGE TRADED FUNDS. Shares of exchange-traded index funds have many of the same risks as direct investments in common stocks. Their market value is expected to rise and fall as the value of the underlying index rises and falls. In addition, the market value of their shares may differ from the net asset value of the particular fund. If the Health & Biotechnology Portfolio invests in shares of ETFs it would, in addition to its own expenses, indirectly bear its ratable share of the ETF's expenses (e.g., advisory, administrative or 12b-1 fees). In addition, the Portfolio would have increased market exposure to those companies held in its portfolio that are also held by the ETF.

INVESTMENT MANAGER

      Orbitex-Saratoga Capital Management, LLC serves as the Trust's Manager. The Manager and the Trust have obtained an exemptive order (the "Order") from the Securities and Exchange Commission that permits the Manager to enter into investment advisory agreements with Advisers without obtaining shareholder approval. The Manager, subject to the review and approval of the Board of Trustees of the Trust, selects Advisers for each Portfolio and supervises and monitors the performance of each Adviser.

      The Order also permits the Manager, subject to the approval of the Trustees, to replace investment advisers or amend investment advisory agreements, including fees, without shareholder approval whenever the Manager and the Trustees believe such action will benefit a Portfolio and its shareholders. This means that the Manager can reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. The Manager compensates each Adviser out of its management fee.

      The total amount of investment management fees payable by each Portfolio to the Manager may not be changed without shareholder approval.

Portfolio                                                        Manager's Fee
---------                                                        -------------
U.S. Government Money Market Portfolio                               0.475%
Investment Quality Bond Portfolio                                    0.55%
Municipal Bond Portfolio                                             0.55%
Large Capitalization Value Portfolio                                 0.65%
Large Capitalization Growth Portfolio                                0.65%
Mid Capitalization Portfolio                                         0.75%
Small Capitalization Portfolio                                       0.65%
International Equity Portfolio                                       0.75%
Health & Biotechnology Portfolio                                     1.25%
Technology & Communications Portfolio                                1.25%
Financial Services Portfolio                                         1.25%
Energy & Basic Materials Portfolio                                   1.25%

      The Manager is located at 1101 Stewart Avenue, Suite 207, Garden City, New York 11530. Orbitex-Saratoga Capital Management, LLC is a Delaware limited liability company.

ADVISERS

      The following information sets forth certain information about each of the
Advisers:

      Sterling Capital Management Company ("Sterling"), a registered investment adviser, located at Two Morrocraft Centre, 4064 Colony Road, Suite 300, Charlotte, NC 28211, serves as the Adviser to the U.S. Government Money Market Portfolio. Sterling is a 100% employee owned North Carolina limited liability company formed in 1970. Sterling provides investment management services to corporations, pension and profit-sharing plans, trusts, estates and other institutions and individuals. As of September 30, 2002, Sterling had approximately $5.4 billion in assets under management.

      OpCap Advisors ("OpCap"), a registered investment adviser, located at 1345 Avenue of the Americas, New York, NY 10105, serves as Adviser to the Municipal Bond Portfolio and the Large Capitalization Value Portfolio. OpCap is a majority owned subsidiary of Oppenheimer Capital, a registered investment adviser, founded in 1968. Oppenheimer Capital is an indirect wholly owned subsidiary of Allianz Dresdner Asset Management of America L.P. ("ADAM LP"), a registered investment adviser. Allianz AG, the world's second largest insurance company as measured by premium income, is the majority owner of ADAM LP. As of September 30, 2002, Oppenheimer Capital and its subsidiary OpCap had assets under management of approximately $26 billion.

      Fox Asset Management LLC ("Fox"), a registered investment adviser, serves as Adviser to the Investment Quality Bond and Small Capitalization Portfolios. Fox was formed in 1985. Fox is 20% owned by its current employees, with a controlling interest held by Eaton Vance Corp. Fox is located at

44 Sycamore Avenue, Little Silver, NJ 07739. As of August 31, 2002, assets under management by Fox were approximately $2.1billion.

      Harris Bretall Sullivan & Smith, L.L.C. ("Harris Bretall"), a registered investment adviser, serves as Adviser to the Large Capitalization Growth Portfolio and the Financial Services Portfolio. The firm's predecessor, Harris Bretall Sullivan & Smith, Inc., was founded in 1971. Value Asset Management, Inc., a holding company owned by BancBoston Ventures, Inc., is the majority owner. Located at One Sansome Street, Suite 3300, San Francisco, CA 94104, the firm managed assets of approximately $2.6 billion as of September 30, 2002.

      Pictet International Management Limited, a registered investment adviser located at Tower 43, Level 37, 25 Old Broad Street, London, EC2N 1HQ, serves as the Adviser to the International Equity Portfolio. Pictet International Management Limited was established in 1980. As of September 30, 2002 Pictet International Management Limited had assets under management of approximately $1 billion.

      UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), a registered investment adviser located at UBS Tower, One North Wacker Drive, Chicago, IL 60606, serves as the Adviser to the Health & Biotechnology Portfolio. As of September 30, 2002 UBS Global AM had approximately $35.3 billion in assets under management. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group ("the Group") of UBS AG. As of September 30, 2002, the Group had approximately $385.2 billion in assets under management. UBS AG is an internationally diversified organization headquartered in Basel and Zurich, Switzerland, with operations in many areas of the financial services industry.

      Columbus Circle Investors, a registered investment adviser located at Metro Center, One Station Place Stamford, CT 06902, serves as the Adviser to the Technology & Communications Portfolio. Columbus Circle Investors is an independently owned registered investment adviser that was established in 1975. The firm provides investment management services to corporations, public funds, endowments and foundations, Taft-Hartley accounts, and healthcare organizations. As of September 30, 2002 Columbus Circle Investors had approximately $2.2 billion in assets under management.

      Caterpillar Investment Management Ltd. ("CIML"), a registered investment adviser located at 411 Hamilton Boulevard, Suite 1200, Peoria, Illinois 61602-1104, serves as the Adviser to the Mid Capitalization Portfolio and the Energy & Basic Materials Portfolio. CIML is a wholly-owned subsidiary of Caterpillar Inc., an international manufacturer of machinery and engines and provider of financial products. As of October 31, 2002 CIML had approximately $2.5 billion in assets under management.

ADMINISTRATION

      The Bank of New York, located at15 Broad Street, 7th Floor, New York, New York 10286, is the custodian of the assets of the Trust.

      Orbitex Data Services, Inc., located at 4020 South 147th Street, Suite #2, Omaha, NE 68137 serves as the Trust's transfer agent.

      Orbitex Fund Services, Inc. provides administrative and fund accounting services to the Trust. As such, they manage the administrative affairs of the Trust, calculate the net asset value of the shares of each Portfolio, and create and maintain the Trust's required financial records.

SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

      The price of shares of each Portfolio called "net asset value," is based on the value of the Portfolio's investments.

      The net asset value per share of each Portfolio is determined once daily at the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Standard Time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

      The value of each Portfolio's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which an Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Trust's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price.

      All securities held by the U.S. Government Money Market Portfolio and debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. The amortized cost valuation method involves valuing a debt obligation in reference to its cost rather than market forces.

PURCHASE OF SHARES

      Purchase of shares of a Portfolio must be made through a dealer having a sales agreement with Orbitex Funds Distributor, Inc., the Trust's general distributor (the "Distributor"), or directly through the Distributor. Shares of a Portfolio are available to participants in Consulting Programs and to other investors and investment advisory services. The purchase price is the net asset value per share next determined after receipt of an order by the Distributor.

      The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad choices available. The Trust offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. For more information regarding the purchase of shares, contact the Trust at 1-888-672-4839.

      Information regarding transaction processing and the establishment of new accounts should be sent to:

         The Saratoga Advantage Trust
         c/o Orbitex Data Services, Inc.
         4020 South 147th Street, Suite #2
         Omaha, NE 68137

         Funds should be wired to:

         First National Bank of Omaha
         ABA No. 104000016
         Credit: Name of the Fund, DDA Account NO. 11286033
         FBO:  Shareholder Name, Name of Fund, Shareholder Account Information

      The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolios. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor's account.

CONTINGENT DEFERRED SALES CHARGE

      Shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be invested in the Trust. A CDSC of 1%, however, will be imposed on most shares redeemed within one year after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of an account with the Trust falls below the aggregate amount of the investor's purchase payments for shares made during the one year preceding the redemption. In addition, shares are subject to an annual 12b-1 fee of 1.0% of the average daily net assets. Shares of the Trust which are held for one year or more after purchase will not be subject to any CDSC upon redemption. For investments made prior to January 1, 2003, the CDSC is based upon the investors original purchase price, or the current net asset value of the shares that they redeem, whichever is lower. For investments that are made on or after January 1, 2003, the CDSC is based upon the investors original purchase price.

      CDSC WAIVERS. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the one year preceding the redemption; (ii) the current net asset value of shares purchased more than one year prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii), and (iii) above (in that order) are redeemed first.

      In addition, the CDSC, if otherwise applicable, will be waived in the case of:

(1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

(2) redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or 403(b) Custodial Account following attainment of age 70 1/2; or (c) a tax-free return of an excess contribution to an IRA;

(3) certain redemptions pursuant to the Portfolio's Systematic Withdrawal Plan (see "Redemption of Shares--Systematic Withdrawal Plan").

      With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of an IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of written confirmation of the shareholder's entitlement.

PLAN OF DISTRIBUTION

      The Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 with respect to the sale and distribution of shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the average net assets. Up to 0.25% of average daily net assets may be paid directly to the Manager for support services. The fee is treated by each Portfolio as an expense in the year it is accrued. Because the fee is paid out of each Portfolio's assets on an ongoing basis, over time the fee may increase the cost of your investment and may cost you more than paying other types of sales charges. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

      Additional amounts paid under the Plan are paid to the Distributor or other entities for services provided and the expenses borne by the Distributor and others in the distribution of the shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of Dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Portfolios' shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor or other entities may utilize fees paid pursuant to the Plan to compensate Dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

      CONTINUOUS OFFERING. For Class C shares of the Trust, the minimum initial investment in the Trust is $10,000 and the minimum investment in any individual Portfolio (other than the U.S. Government Money Market Portfolio) is $250; there is no minimum investment for the U.S. Government Money Market Portfolio. For employees and relatives of: the Manager, firms distributing shares of the Trust, and the Trust service providers and their affiliates, the minimum initial investment is $1,000 with no individual Portfolio minimum. There is no minimum initial investment for employee benefit plans, mutual fund platform platforms, supermarket programs, associations, and individual retirement accounts. The minimum subsequent investment in the Trust is $100 and there is no minimum subsequent investment for any Portfolio. The Trust reserves the right at any time to vary the initial and subsequent investment minimums.

      The Trust offers an Automatic Investment Plan under which purchase orders of $100 or more may be placed periodically in the Trust. The purchase price is paid automatically from cash held in the shareholder's designated account. For further information regarding the Automatic Investment Plan, shareholders should contact the Trust at 800-807-FUND (800-807-3863).

      The sale of shares will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Board of Trustees whenever the Board judges it to be in the best interest of the Trust to do so. The Distributor in its sole discretion, may accept or reject any purchase order.

      The Distributor will from time to time provide compensation to dealers in connection with sales of shares of the Trust including financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns.

REDEMPTION OF SHARES

      Shares of a Portfolio may be redeemed on any day that the Portfolio calculates its net asset value. Redemption requests received in proper form prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day less the amount of any applicable CDSC. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value next determined less any applicable CDSC. A Portfolio is required to transmit redemption proceeds for credit to the shareholder's account within seven days after receipt of a redemption request However, payments for redemptions of shares purchased by check will not be transmitted until the check clears, which may take up to 15 days from the purchase date.

      Redemption requests may be given to a dealer having a selling agreement with the Distributor (who is responsible for transmitting them to the Trust's Transfer Agent) or directly to the Transfer Agent, if the shareholder purchased shares directly from the Distributor. In order to be effective, certain redemption requests of a shareholder may require the submission of documents commonly required to assure the safety of a particular account.

      The Trust may suspend redemption procedures and postpone redemption payment during any period when the NYSE is closed other than for customary weekend or holiday closing or when the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement.

      Certain requests require a signature guarantee. To protect you and the Trust from fraud, certain transactions and redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee in the discretion of the Trust or Transfer Agent):

      1.    Re-registration of the account.
      2.    Changing bank wiring instructions on the account.
      3.    Name change on the account.
      4. Setting up/changing systematic withdrawal plan to a secondary address.
      5.    Redemptions greater than $25,000.
      6. Any redemption check that is made payable to someone other than the shareholder(s).
      7. Any redemption check that is being mailed to a different address than the address of record.
      8.    Your account registration has changed within the last 30 days.

      You should be able to obtain a signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

      SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders. Any Portfolio from which redemptions will be made pursuant to the Plan will be referred to as a "SWP Portfolio". The Withdrawal Plan provides for monthly, quarterly, semi-annual or annual payments in any amount not less than $25, or in any whole percentage of the value of the SWP Portfolio's shares, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Shares"), except that the CDSC, if any, will be waived on redemptions under the Withdrawal Plan of up to 12% annually of the value of each SWP Portfolio account, based on the Share values next determined after the shareholder establishes the Withdrawal Plan. Redemptions for which this CDSC waiver policy applies may be in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Under this CDSC waiver policy, amounts withdrawn each period will be paid by first redeeming shares not subject to a CDSC because the shares were purchased by the reinvestment of dividends or capital gains distributions, the CDSC period has elapsed or some other waiver of the CDSC applies. If shares subject to a CDSC must be redeemed, shares held for the longest period of time will be redeemed first followed by shares held the next longest period of time until shares held the shortest period of time are redeemed. Any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly, quarterly, semi-annual or annual amount.

      A shareholder may suspend or terminate participation in the Withdrawal Plan at any time. A shareholder who has suspended participation may resume payments under the Withdrawal Plan, without requiring a new determination of the account value for the 12% CDSC waiver. The Withdrawal Plan may be terminated or revised at any time by the Portfolios.

      The addition of a new SWP Portfolio will not change the account value for the 12% CDSC waiver for the SWP Portfolios already participating in the Withdrawal Plan.

      Withdrawal Plan payments should not be considered dividends, yields or income. If periodic Withdrawal Plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Shareholders should contact their dealer representative or the Manager for further information about the Withdrawal Plan.

      REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Portfolios in the same Class from which such shares were redeemed or repurchased, at net asset value next determined after a reinstatement request (made in writing to and approved by the Manager), together with the proceeds, is received by the Transfer Agent and receive a pro-rata credit for any CDSC paid in connection with such redemption or repurchase.

      INVOLUNTARY REDEMPTIONS. Due to the relatively high cost of maintaining small accounts, the Trust may redeem an account having a current value of $7,500 or less as a result of redemptions, but not as a result of a fluctuation in a Portfolio's net asset value after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Involuntary redemptions may result in the liquidation of Portfolio holdings at a time when the value of those holdings is lower than the investor's cost of the investment or may result in the realization of taxable capital gains. No CDSC will be imposed on any involuntary redemption.

      No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief.

      EXCHANGE PRIVILEGE. Shares of a Portfolio may be exchanged without payment of any exchange fee for shares of another Portfolio of the same Class at their respective net asset values. The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief.

      An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Portfolio shares being acquired may be legally sold.

      The Manager reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the Securities and Exchange Commission.

      With regard to redemptions and exchanges made by telephone, the Distributor and the Trust's Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

      Because excessive trading (including short-term "market timing" trading) can limit a Portfolio's performance, each Portfolio may refuse any exchange orders (1) if they appear to be market-timing transactions involving significant portions of a Portfolio's assets or (2) from any shareholder account if the shareholder or his or her broker-dealer has been advised that previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including those with the same taxpayer ID number and those administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be considered one account for this purpose.

DIVIDENDS AND DISTRIBUTIONS

      Net investment income (i.e., income other than long and short term capital gains) and net realized long and short term capital gains will be determined separately for each Portfolio. Dividends derived from net investment income and distributions of net realized long and short term capital gains paid by a Portfolio to a shareholder will be automatically reinvested (at current net asset value) in additional shares of that Portfolio (which will be deposited in the shareholder's account) unless the shareholder instructs the Trust, in writing, to pay all dividends and distributions in cash. Dividends attributable to the net investment income of the U.S. Government Money Market Portfolio, the Municipal Bond Portfolio and the Investment Quality Bond Portfolio will be declared daily and paid monthly. Shareholders of those Portfolios receive dividends from the day following the purchase settlement up to and including the date of redemption settlement. Dividends attributable to the net investment income settlement of the remaining Portfolios are declared and paid at least annually. Distributions of any net realized long-term and short term capital gains earned by a Portfolio will be made annually. Shares acquired by dividend and distribution reinvestment will not be subject to any CDSC and will be eligible for conversion on a pro rata basis.

TAX CONSEQUENCES

      The following tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Trust. Unless your investment in the Trust is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when a Portfolio makes distributions and when you sell Portfolio shares, including an exchange to another Portfolio.

      TAXES ON DISTRIBUTIONS. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Trust.

      With respect to the Municipal Bond Portfolio, distributions designated as "exempt--interest dividends" generally will be exempt from federal income tax. However, income exempt from federal income tax may be subject to state or local tax. In addition, income derived from certain municipal securities may be subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities generally is exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income. If you borrow money to purchase shares of the Portfolio the interest on the borrowed money generally is not deductible for personal income tax purposes.

      If more than 50% of a Portfolio's assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Portfolio.

      You will be sent annually a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

      TAXES ON SALES. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Portfolio shares for shares of another Portfolio is treated for tax purposes like a sale of your original Portfolio shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

      When you open your Portfolio account, you should provide your social security or tax identification number on your investment application. By providing this information, you can avoid being subject to federal backup withholding on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

      The financial highlights tables are intended to help you understand each Portfolio's financial performance for the periods shown. The total returns in the table represent the rate an investor would have earned or lost on an investment in each respective Portfolio (assuming reinvestment of all dividends and distributions).

      The information for the first seven Portfolios has been audited by Ernst & Young, LLP, Independent Auditors to the Trust, whose report, along with the financial statements for each of these seven Portfolios is included in the annual report, which is available upon request.

      The Information for the Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio, and Energy & Basic Materials Portfolio for the six month period ended October 31, 2002 is unaudited and reflects all adjustments which are, in the opinion of the Manager, necessary to a fair statement of the results for this period. The remainder of the information for each of these Portfolios has been audited by PricewaterhouseCoopers LLP, Independent Auditors to the Predecessor Orbitex Funds, whose report, along with the financial statements for each of these Portfolios is included in the annual report of the Predecessor Orbitex Funds, which is available upon request.

      No information is provided for the Mid Capitalization Portfolio because it has not been in operation for a full year.

      Prior to reorganizing into the Saratoga Advantage Trust, the Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio, and Energy & Basic Materials Portfolio had fiscal year ends of April 30. In future years the fiscal year ends of all of the Saratoga Portfolios will be August 31.

                                                                   U.S. Government Money Market
                                                                            Portfolio
                                               --------------------------------------------------------------------
                                                                         Class C Shares
                                               --------------------------------------------------------------------
                                                                                                          Year Ended
                                                  Year Ended        Year Ended          Year Ended        August 31,
                                               August 31, 2002    August 31, 2001    August 31, 2000       1999(a)
                                               ---------------    ---------------    ---------------       -------
Net Asset Value, Beginning of Year                $1.000             $1.000                $1.000          $1.000
Income (Loss) From Investment Operations:
Net investment income (loss )                      0.010              0.040                 0.040           0.022
Net realized and unrealized gain (loss) on
     investments                                      --                 --                    --              --
   Total income (loss) from investment
     operations                                    0.010              0.040                 0.040           0.022
Less distributions from net investment income     (0.010)            (0.040)               (0.040)         (0.022)
Less distributions from net realized gain             --                 --                    --              --
   Total distributions from net investment
     income and net realized gains                (0.010)            (0.040)               (0.040)         (0.022)
   Net Asset Value, End of Year                   $1.000             $1.000                $1.000          $1.000
                                                  ======             ======                ======          ======
   Total Return*                                    0.72%              3.68%                 4.10%           1.99%
                                                  ======             ======                ======          ======
Ratios and Supplemental data:
Net assets, end of year (in 000's)                $1,342             $4,165                $  805          $  295
Ratio of net operating expenses to average
     net assets                                     2.01%              1.89%                 1.87%           1.22%(b)
Ratio of expenses to average net assets
   before waivers and reimbursements                2.26%              1.90%                 1.87%           1.26%(b)
Ratio of net investment income (loss) to
     average net assets                             0.73%              3.42%                 4.11%           2.03%(b)
Portfolio turnover rate                              N/A                N/A                   N/A             N/A

(a)   The commencement of investment operations was January 4, 1999.

(b)   Not annualized.

* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

                                                                International Quality Bond Portfolio
                                               --------------------------------------------------------------------
                                                                           Class C Shares
                                               --------------------------------------------------------------------
                                                                                                         Year Ended
                                                 Year Ended         Year Ended         Year Ended         August 31,
                                               August 31, 2002    August 31, 2001    August 31, 2000       1999(a)
                                               ---------------    ---------------    ---------------       -------
Net Asset Value, Beginning of Year                 $10.44             $ 9.90             $ 9.89             $10.29
Income (Loss) From Investment Operations:
Net investment income (loss )                        0.56               0.42               0.46               0.28
Net realized and unrealized gain (loss) on
     investments                                     0.14               0.54               0.01              (0.40)
   Total income (loss) from investment
     operations                                      0.70               0.96               0.47              (0.12)
Less distributions from net investment income       (0.41)             (0.42)             (0.46)             (0.28)
Less distributions from net realized gain           (0.02)                --                 --                 --
   Total distributions from net investment
     income and net realized gains                  (0.43)             (0.42)             (0.46)             (0.28)
   Net Asset Value, End of Year                    $10.71             $10.44             $ 9.90             $ 9.89
                                                   ======             ======             ======             ======
   Total Return*                                     6.93%              9.80%              4.88%             (1.21%)
                                                   ======             ======             ======             ======
Ratios and Supplemental data:
Net assets, end of year (in 000's)                 $2,403             $2,006             $1,361             $  284
Ratio of net operating expenses to average
     net assets                                      2.23%              1.90%              1.92%              1.26%(b)
Ratio of expenses to average net assets
   before waivers and reimbursements                 2.43%              2.05%              1.97%              1.30%(b)
Ratio of net investment income (loss) to
     average net assets                              3.84%              4.13%              4.69%              2.69%(b)
Portfolio turnover rate                                46%                52%                53%                62%

(a)   The commencement of investment operations was January 4, 1999.

(b)   Not annualized.

* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

                                                                            Municipal Bond
                                                                              Portfolio
                                               ---------------------------------------------------------------------
                                                                            Class C Shares
                                               ---------------------------------------------------------------------
                                                                                                          Year Ended
                                                 Year Ended         Year Ended         Year Ended          August 31,
                                               August 31, 2002    August 31, 2001    August 31, 2000       1999(a)
                                               ---------------    ---------------    ---------------       -------
Net Asset Value, Beginning of Year                 $10.67             $10.09             $10.00             $10.66
Income (Loss) From Investment Operations:
Net investment income (loss )                        0.47               0.30               0.35               0.25
Net realized and unrealized gain (loss) on
     investments                                    (0.16)              0.59               0.13              (0.68)
   Total income (loss) from investment
     operations                                      0.31               0.89               0.48              (0.43)
Less distributions from net investment income       (0.30)             (0.31)             (0.33)             (0.23)
Less distributions from net realized gain           (0.02)                --              (0.06)                --
   Total distributions from net investment
     income and net realized gains                  (0.32)             (0.31)             (0.39)             (0.23)
   Net Asset Value, End of Year                    $10.66             $10.67             $10.09             $10.00
                                                   ======             ======             ======             ======
   Total Return*                                     3.02%              8.97%              4.97%            -4.12%
                                                   ======             ======             ======             ======
Ratios and Supplemental data:
Net assets, end of year (in 000's)                 $  794             $  605             $  114             $   38
Ratio of net operating expenses to average
     net assets                                      2.35%              2.20%              2.20%              0.68%(b)
Ratio of expenses to average net assets
   before waivers and reimbursements                 3.31%              2.52%              2.84%              1.82%(b)
Ratio of net investment income (loss) to
     average net assets                              2.77%              2.90%              3.40%              2.64%(b)
Portfolio turnover rate                                48%                21%                12%                23%

(a)   The commencement of investment operations was January 4, 1999.

(b)   Not annualized.

* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

                                                                    Large Capitalization Value
                                                                             Portfolio
                                               -------------------------------------------------------------------
                                                                           Class C Shares
                                               -------------------------------------------------------------------
                                                                                                        Year Ended
                                                  Year Ended        Year Ended          Year Ended       August 31,
                                               August 31, 2002    August 31, 2001    August 31, 2000      1999(a)
                                               ---------------    ---------------    ---------------      -------
Net Asset Value, Beginning of Year                 $18.90             $18.27             $20.52           $20.21
Income (Loss) From Investment Operations:
Net investment income (loss)                         0.03              (0.08)              0.05             0.04
Net realized and unrealized gain (loss) on
     investments                                    (4.69)              1.28              (0.33)            0.27
   Total income (loss) from investment
     operations                                     (4.66)              1.20              (0.28)            0.31
Less distributions from net investment income          --              (0.11)             (0.17)              --
Less distributions from net realized gain           (1.61)             (0.46)             (1.80)              --
   Total distributions from net investment
     income and net realized gains                  (1.61)             (0.57)             (1.97)              --
   Net Asset Value, End of Year                    $12.63             $18.90             $18.27           $20.52
   Total Return*                                   (26.75%)             6.62%             (1.39%)           1.53%
Ratios and Supplemental data:
Net assets, end of year (in 000's)                 $2,740             $3,532             $3,509           $1,138
Ratio of net operating expenses to average
     net assets                                      2.41%              1.86%              1.85%            0.61%(b)
Ratio of expenses to average net assets
   before waivers and reimbursements                 2.52%              1.86%              1.85%            1.41%(b)
Ratio of net investment income (loss) to
     average net assets                             (0.72%)            (0.30%)            (0.13%)           0.56%(b)
Portfolio turnover rate                                84%                86%                90%              67%

(a)   The commencement of investment operations was January 4, 1999.

(b)   Not annualized.

* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

                                                           Large Capitalization Growth
                                                                     Portfolio
                                            ----------------------------------------------------------------
                                                                   Class C Shares
                                            ----------------------------------------------------------------
                                                                                                  Year Ended
                                              Year Ended       Year Ended       Year Ended        August 31,
                                            August 31, 2002  August 31, 2001  August 31, 2000      1999(a)
                                            ---------------  ---------------  ---------------      -------
Net Asset Value, Beginning of Year              $14.74           $33.05           $26.78           $24.74
Income (Loss) From Investment Operations:
Net investment income (loss )                    (0.10)           (0.21)           (0.26)           (0.10)
Net realized and unrealized gain (loss) on
     investments                                 (3.62)          (14.92)            8.19             2.14
   Total income (loss) from investment
     operations                                  (3.72)          (15.13)            7.93             2.04
Less distributions from net investment
     income                                         --               --               --               --
Less distributions from net realized gain        (0.04)           (3.18)           (1.66)              --
   Total distributions from net investment
     income and net realized gains               (0.04)           (3.18)           (1.66)              --
   Net Asset Value, End of Year                 $10.98           $14.74           $33.05           $26.78
                                                ======           ======           ======           ======
   Total Return*                                (25.30%)         (48.78%)          30.30%            8.25%
                                                ======           ======           ======           ======
Ratios and Supplemental data:
Net assets, end of year (in 000's)              $2,051           $3,506           $7,017           $2,209
Ratio of net operating expenses to average
     net assets                                   2.40%            1.85%            1.59%            1.22%(b)
Ratio of expenses to average net assets
   before waivers and reimbursements              2.52%            1.90%            1.63%            1.34%(b)
Ratio of net investment income (loss) to
     average net assets                          (1.56%)          (1.17%)          (1.06%)          (0.82%)(b)
Portfolio turnover rate                             32%              36%              33%              39%

(a)   The commencement of investment operations was January 4, 1999.

(b)   Not annualized.

* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

                                                                      Small Capitalization
                                                                            Portfolio
                                               -------------------------------------------------------------------
                                                                         Class C Shares
                                               -------------------------------------------------------------------
                                                                                                        Year Ended
                                                 Year Ended         Year Ended         Year Ended       August 31,
                                               August 31, 2002    August 31, 2001    August 31, 2000      1999(a)
                                               ---------------    ---------------    ---------------      -------
Net Asset Value, Beginning of Year                $11.77               $12.73             $10.06         $ 9.33
Income (Loss) From Investment Operations:
Net investment income (loss )                      (0.04)               (0.13)             (0.07)         (0.02)
Net realized and unrealized gain (loss) on
     investments                                   (0.66)                0.32               2.86           0.75
   Total income (loss) from investment
     operations                                    (0.70)                0.19               2.79           0.73
Less distributions from net investment
     income                                           --                   --                 --             --
Less distributions from net realized gain          (1.18)               (1.15)             (0.12)            --
   Total distributions from net investment
     income and net realized gains                 (1.18)               (1.15)             (0.12)            --
   Net Asset Value, End of Year                   $ 9.89               $11.77             $12.73         $10.06
   Total Return*                                   (6.40%)               2.61%             28.22%          7.82%
Ratios and Supplemental data:
Net assets, end of year (in 000's)                $1,214               $1,312             $1,693         $  243
Ratio of expenses to average net assets             2.42%                2.08%              1.72%          1.46%(b)
Ratio of expenses to average net assets
   before waivers and reimbursements                2.60%                2.09%              1.74%          1.56%(b)
Ratio of net investment income (loss) to
     average net assets                            (1.25%)              (0.96%)            (0.79%)        (1.09%)(b)
Portfolio turnover rate                               17%                  96%                59%            32%

(a)   The commencement of investment operations was January 4, 1999.

(b)   Not annualized.

* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.


                                                                      International Equity
                                                                           Portfolio
                                               --------------------------------------------------------------------
                                                                        Class C Shares
                                               --------------------------------------------------------------------
                                                                                                         Year Ended
                                                 Year Ended         Year Ended         Year Ended        August 31,
                                               August 31, 2002    August 31, 2001    August 31, 2000      1999(a)
                                               ---------------    ---------------    ---------------      -------
Net Asset Value, Beginning of Year                 $ 8.86           $15.40               $13.10           $12.29
Income (Loss) From Investment Operations:
Net investment income (loss )                       (0.01)           (0.11)                  --             0.02
Net realized and unrealized gain (loss) on
     investments                                    (2.00)           (5.18)                2.56             0.79
   Total income (loss) from investment
     operations                                     (2.01)           (5.29)                2.56             0.81
Less distributions from net investment income          --               --                (0.08)              --
Less distributions from net realized gain              --            (1.25)               (0.18)              --
   Total distributions from net investment
     income and net realized gains                     --            (1.25)               (0.26)              --
   Net Asset Value, End of Year                    $ 6.85           $ 8.86               $15.40           $13.10
                                                   ======           ======               ======           ======
   Total Return*                                    22.69%          (36.42%)              19.54%            6.59%
                                                   ======           ======               ======           ======
Ratios and Supplemental data:
Net assets, end of year (in 000's)                 $  516           $  905               $1,534           $  380
Ratio of net operating expenses to average
     net assets                                      2.52%            1.99%                1.82%            1.15%(b)
Ratio of expenses to average net assets
   before waivers and reimbursements                 3.03%            2.18%                1.98%            1.29%(b)
Ratio of net investment income (loss) to
     average net assets                             (1.01%)          (0.97%)              (0.45%)           0.20%(b)
Portfolio turnover rate                                24%              45%                  45%              46%

(a)   The commencement of investment operations was January 4, 1999.

(b)   Not annualized.

* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

                                                                                Health & Biotechnology Portfolio*
                                                         ---------------------------------------------------------------------------
                                                                                        Class C Shares
                                                         ---------------------------------------------------------------------------
                                                         Six Months Ended
                                                          October 31, 2002    Year Ended         Year Ended        Period Ended
                                                            (Unaudited)     April 30, 2002(b)  April 30, 2001   April 30, 2000(a)(b)
                                                            -----------     -----------------  --------------   --------------------
Net Asset Value, Beginning of Year                             $14.68           $16.33            $17.28              $16.33
Income (Loss) From Investment Operations:
Net investment loss                                             (0.15)           (0.36)            (0.44)              (0.12)
Net realized and unrealized gain (loss) on investments          (3.43)           (1.29)             0.00(f)             1.07(e)
Total income (loss) from investment operations                  (3.58)           (1.65)            (0.44)               0.95
Less distributions from net investment income                      --               --                --                  --
Less distributions from net realized gain                          --               --             (0.51)                 --
Total distributions from net investment income and net
     realized gains                                                --               --             (0.51)                 --
Net Asset Value, End of Year                                   $11.10           $14.68            $16.33              $17.28
                                                               ======           ======            ======              ======
Total Return(c)                                                (24.39)%         (10.10)%           (3.07)%              5.82%
                                                               ======           ======            ======              ======
Ratios and Supplemental data:
Net assets, end of year (in 000's)                             $18,023         $31,406           $44,999             $38,393
Ratio of net operating expenses to average net assets(d)          3.10%           2.80%             2.60%               2.60%
Ratio of expenses to average net assets before waivers
   and reimbursements(d)                                          3.21%           2.91%             2.80%               3.00%
Ratio of net investment loss to average net assets(d)            (2.53)%         (2.08)%           (2.15)%             (1.94)%
Portfolio turnover rate                                             54%            172%              255%                144%

* The information reflects the operations of the Orbitex Health & Biotechnology Fund, which was reorganized into the Health & Biotechnology Portfolio.

(a)   The commencement of this class was January 18, 2000.
(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor and Administrator not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(d)   Annualized for periods less than one year.
(e) Per share amounts are not in accord with the aggregate net loss on investments for the period due to the timing of sales and redemptions for Portfolio shares in fluctuating market values of the Portfolio's investment.
(f)   Amount represents less than $0.01 per share.

                                                                            Technology & Communications Portfolio*
                                                         -------------------------------------------------------------------------
                                                                                      Class C Shares
                                                         -------------------------------------------------------------------------
                                                         Six Month Period
                                                         Ended October 31,    Year Ended         Year Ended      Period Ended
                                                          2002 (Unaudited)  April 30, 2002(b)  April 30, 2001  April 30, 2000(a)(b)
                                                          ----------------  -----------------  --------------  --------------------
Net Asset Value, Beginning of Year                              $ 7.34         $ 15.87             $ 58.38         $ 53.75
Income (Loss) From Investment Operations:
Net investment loss                                              (0.08)          (0.26)              (0.94)          (0.42)
Net realized and unrealized gain (loss) on investments           (2.22)          (8.27)             (25.66)           5.05
Total income (loss) from investment operations                   (2.30)          (8.53)             (26.60)           4.63
Less distributions from net investment income                       --              --                  --              --
Less distributions from net realized gain                           --              --              (15.91)             --
Total distributions from net investment income and net
     realized gains                                                 --              --              (15.91)             --
Net Asset Value, End of Year                                    $ 5.04         $  7.34             $ 15.87         $ 58.38
                                                                ======         =======             =======         =======
Total Return(c)                                                 (31.34)%        (53.75)%            (58.09)%          8.61%
                                                                ======         =======             =======         =======
Ratios and Supplemental data:
Net assets, end of year (in 000's)                              $ 1.79%        $ 3,220             $10,296         $24,568
Ratio of net operating expenses to average net assets(d)          3.10%           2.87%               2.60%           2.60%
Ratio of expenses to average net assets before waivers
   and reimbursements(d)                                          4.22%           3.40%               2.76%           2.93%
Ratio of net investment loss to average net assets(d)            (2.69)%         (2.51)%             (2.13)%         (2.20)%
Portfolio turnover rate                                            178%            671%              1,045%            222%

* The information reflects the operations of the Orbitex Info-Tech & Communications Fund, which was reorganized into the Technology & Communications Portfolio.

(a)   The commencement of investment operations was January 14, 2000.
(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor and Administrator not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(d)   Annualized for periods less than one year.

                                                                          Financial Services Portfolio*
                                                            ---------------------------------------------------------
                                                                                 Class C Shares
                                                            ---------------------------------------------------------
                                                            Six Months Ended
                                                            October 31, 2002       Year Ended          Year Ended
                                                               (Unaudited)      April 30, 2002(b)   April 30, 2001(a)
                                                               -----------      -----------------   -----------------
Net Asset Value, Beginning of Year                               $11.29              $10.89              $10.00
                                                                 ------              ------              ------
Income (Loss) From Investment Operations:
Net investment loss                                               (0.07)              (0.17)              (0.03)
Net realized and unrealized gain (loss) on investments            (1.79)               0.57                0.97
                                                                 ------              ------              ------
Total income (loss) from investment operations                    (1.86)               0.40                0.94
                                                                 ------              ------              ------
Less distributions from net investment income                        --                  --                  --
Less distributions from net realized gain                            --                  --               (0.05)
                                                                 ------              ------              ------
Total distributions from net investment income and net
     realized gains                                                  --                  --               (0.05)
                                                                 ------              ------              ------
Net Asset Value, End of Year                                     $ 9.43              $11.29              $10.89
                                                                 ======              ======              ======
Total Return(c)                                                  (16.47)%              3.67%               9.41%
                                                                 ======              ======              ======
Ratios and Supplemental data:
Net assets, end of year (in 000's)                               $  339              $  487              $  609
Ratio of net operating expenses to average net assets(d)           3.10%               3.08%               2.60%
Ratio of expenses to average net assets before waivers
   and reimbursements(d)                                           7.17%               5.75%               5.17%
Ratio of net investment loss to average net assets(d)             (1.46)%             (1.54)%             (0.72)%
Portfolio turnover rate                                              10%                 55%                 21%

* The information reflects the operations of the Orbitex Financial Services Fund, which was reorganized into the Financial Services Portfolio.

(a)   The commencement of investment operations was August 1, 2000.
(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assumes no sales charge. Had the Adviser and Administrator not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(d)   Annualized for periods less than one year.

                                                                 Energy & Basic Materials Portfolio*
                                        ----------------------------------------------------------------------------------
                                                                            Class C Shares
                                        ----------------------------------------------------------------------------------
                                        Six Months Ended     Year Ended       Year Ended      Year Ended        Year Ended
                                        October 31, 2002      April 30,        April 30,       April 30,         April 30,
                                          (Unaudited)          2002(b)           2001           2002(b)         2001(a)(b)
                                          -----------          -------           ----           -------         ----------
Net Asset Value, Beginning of Year          $16.73             $20.26           $18.58           $14.98           $12.22
                                            ------             ------           ------           ------           ------
Income (Loss) From Investment
     Operations:
Net investment loss                          (0.41)             (0.31)           (0.18)           (0.18)           (0.05)
Net realized and unrealized gain
     (loss) on investments                   (3.63)              1.68             3.11             3.78             3.21(e)
                                            ------             ------           ------           ------           ------
Total income (loss) from investment
     operations                              (3.77)             (1.99)            2.93             3.60             3.16
                                            ------             ------           ------           ------           ------
Less distributions from net
     investment income                          --                 --               --               --            (0.40)
Less distributions from net realized
     gain                                       --              (1.54)           (1.25)              --             0.00(f)
                                            ------             ------           ------           ------           ------
Total distributions from net
     investment income and net
     realized gains                             --              (1.54)           (1.25)              --            (0.40)
                                            ------             ------           ------           ------           ------
Net Asset Value, End of Year                $12.96             $16.73           $20.26           $18.58           $14.98
                                            ======             ======           ======           ======           ======
Total Return(c)                             (22.53)%            (7.91)%          18.15%           24.03%           26.92%
                                            ======             ======           ======           ======           ======
Ratios and Supplemental data:
Net assets, end of year (in 000's)          $3,609             $4,977           $6,317           $2,377           $  408
Ratio of net operating expenses to
     average net assets(d)                    3.10%              2.90%            2.60%            2.60%            2.40%
Ratio of expenses to average net
   assets before waivers and
   reimbursements(d)                          5.17%              4.53%            4.32%            4.67%            8.49%
Ratio of net investment loss to
     average net assets(d)                   (1.93)%            (2.01)%          (1.50)%          (1.12)%          (0.66)%
Portfolio turnover rate                        579%               835%             476%             735%             921%

* The information reflects the operations of the Orbitex Energy & Basic Materials Fund, which was reorganized into the Energy & Basic Materials Portfolio.

(a)   The commencement of this class was September 21, 1998.
(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Adviser, Administrator, Custodian and Distributor not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(d)   Annualized for periods less than one year.
(e) Net investment income per share and the net investment income ratio would have been lower without a certain investment strategy followed by the Adviser.
(f)   Amount represents less than $0.01 per share.

CLASS C SHARES
PROSPECTUS

      Additional information about each Portfolio's investments is available in the Trust's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Trust's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Trust's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about each Portfolio. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Trust, or to make shareholder inquiries, please call:
(800) 807-FUND

      You also may obtain information about the Trust by calling your financial advisor or by visiting our Internet site at: www.saratogacap.com

      Information about the Trust (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

      The Trust's Investment Company Act file number is 811-08542.

                          THE SARATOGA ADVANTAGE TRUST
                       STATEMENT OF ADDITIONAL INFORMATION
                                 JANUARY 1, 2003

--------------------------------------------------------------------------------
Income Portfolios:                         Equity Portfolios:
--------------------------------------------------------------------------------
U.S. Government Money Market Portfolio     Large Capitalization Value Portfolio
Investment Quality Bond Portfolio          Large Capitalization Growth Portfolio
Municipal Bond Portfolio                   Mid Capitalization Portfolio
                                           Small Capitalization Portfolio
                                           International Equity Portfolio
                                           Health & Biotechnology Portfolio
                                           Technology & Communications Portfolio
                                           Financial Services Portfolio
                                           Energy & Basic Materials Portfolio
--------------------------------------------------------------------------------

(each a "Portfolio" and collectively the "Portfolios")

      This STATEMENT OF ADDITIONAL INFORMATION is not a PROSPECTUS. Investors should understand that this STATEMENT OF ADDITIONAL INFORMATION should be read in conjunction with the Trust's Class I PROSPECTUS, the Trust's Class A PROSPECTUS, the Trust's Class B PROSPECTUS, or the Trust's Class C PROSPECTUS, each dated January 1, 2003. A copy of each PROSPECTUS may be obtained by written request to Orbitex-Saratoga Capital Management, LLC at the address or phone listed below.

      Orbitex-Saratoga Capital Management, LLC 1101 Stewart Avenue, Suite 207 Garden City, New York, 11530-4808, 800-807-FUND (800-807-3863).

                                TABLE OF CONTENTS

FUND HISTORY
INVESTMENT OF THE TRUST'S ASSETS
INVESTMENT RESTRICTIONS
PRINCIPAL HOLDERS OF SECURITIES AND CONTROL PERSONS OF THE PORTFOLIOS TRUSTEES AND OFFICERS
MANAGEMENT AND OTHER SERVICES
DETERMINATION OF NET ASSET VALUE
PORTFOLIO YIELD AND TOTAL RETURN INFORMATION
CERTAIN TAX CONSIDERATIONS
ADDITIONAL INFORMATION
FINANCIAL STATEMENTS
APPENDIX A-- RATINGS

            Notice of Privacy Policy for the Saratoga Advantage Trust

      The Saratoga Advantage Trust ("Saratoga") respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is the information we collect from you on applications or other forms, from your activities on our website, and from the transactions you make with us, our affiliates, or third parties. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. Specifically, so that we may continue to offer you investment products and services to help you meet your investing needs, and to effect transactions that you request or authorize, we may disclose the nonpublic personal information we collect to companies that perform services on our behalf, such as Saratoga's transfer agent, or printers and mailers that assist us in distribution of investor materials. These companies are instructed to use this information only for the services for which we hired them and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

FUND HISTORY

      The Trust was organized as an unincorporated business trust under the laws of Delaware on April 8, 1994 and is a trust fund commonly known as a "business trust." The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Financial Services Portfolio, and the Energy & Basic Materials Portfolio are non-diversified funds within the meaning of the 1940 Act. The remainder of the Portfolios are diversified funds within the meaning of the 1940 Act.

INVESTMENT OF THE TRUST'S ASSETS

      The investment objective and policies of each Portfolio are described in each PROSPECTUS. A further description of each Portfolio's investments and investment methods appears below.

      ADJUSTABLE RATE SECURITIES. Certain Portfolios may invest in adjustable rate securities (i.e., variable rate and floating rate instruments) which are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

      Variable rate instruments are obligations that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 397 days or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 397 days or less, or (2) at specified intervals, not exceeding 397 days, and upon 30 days notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand, if final maturity exceeds 397 days or the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand if final maturity is within 397 days.

      Floating rate instruments have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g., daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate securities is ordinarily determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit or an index of short-term interest rates. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

      BELOW INVESTMENT-GRADE DEBT SECURITIES. The Portfolios may invest in debt securities that are rated below "investment grade" by Standard and Poor's Corporation ("S&P"), Moody's Investors Services, Inc. ("Moody's") or Fitch Municipal Division ("Fitch") or, if unrated, are deemed by the investment advisers to be of comparable quality. Securities rated less than Baa by Moody's or BBB by S&P are classified as below investment grade securities and are commonly referred to as "junk bonds" or high yield, high risk securities. Debt rated BB, B, CCC, CC and C and debt rated Ba, B, Caa, Ca, C is regarded by S&P and Moody's, respectively, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation for below investment grade securities. For Moody's, Ba indicates the lowest degree of speculation and C the highest degree of speculation for below investment grade securities. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody's or S&P is the lowest rated debt that is not in default as to principal or interest, and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Excerpts from S&P's and Moody's descriptions of their bond ratings are contained in the Appendix to this SAI.

      Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, since rating agencies may fail to make timely changes in credit ratings in response to subsequent events, the Advisers continuously monitor the issuers of high yield bonds to determine if the issuers will have sufficient cash flows and profits to meet required principal and interest payments. The achievement of a Portfolio's investment objective may be more dependent on the Adviser's own credit analysis than might be the case for a fund which invests in higher quality bonds. A Portfolio may retain a security whose rating has been changed. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Lower quality debt securities frequently have call or buy-back features which would permit an issuer to call or repurchase the security from a Portfolio. In addition, a Portfolio may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and each Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio's holdings. A Portfolio may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

      In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which the Portfolios may invest, include: (i) potential adverse publicity, (ii) heightened sensitivity to general economic or political conditions and (iii) the likely adverse impact of a major economic recession. A Portfolio may also incur additional expenses to the extent the Portfolio is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Portfolio may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies for defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements. The Adviser attempts to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objective and policies of the Portfolio and consider their ability to assume the investment risks involved before making an investment. Each Portfolio may also invest in unrated debt securities. Unrated debt securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for an issue, among other factors, certain issuers may decide not to pay the cost of obtaining a rating for their bonds. The Adviser will analyze the creditworthiness of the issuer of an unrated security, as well as any financial institution or other party responsible for payments on the security.

      CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. The Portfolios may invest in certificates of deposit and bankers' acceptances which are considered to be short-term money market instruments. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

      COLLATERALIZED MORTGAGE OBLIGATIONS. Certain Portfolios may invest in collateralized mortgage obligations. In addition to securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, another type of mortgage-backed security is the "collateralized mortgage obligation", which is secured by groups of individual mortgages but is similar to a conventional bond where the investor looks only to the issuer for payment of principal and interest. Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular collateralized mortgage obligation may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations.

      COMMERCIAL PAPER. The Portfolios may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

      INFORMATION ON TIME DEPOSITS AND VARIABLE RATE NOTES. The Portfolios may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the 15% (10% with respect to the U.S. Government Money Market Portfolio) limit on illiquid investments set forth in the Prospectus for each Portfolio.

      The commercial paper obligations which the Portfolios may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit a Portfolio to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Portfolio as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Portfolio has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Portfolio and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus there is no limitation on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, a Portfolio's Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. A Portfolio will not invest more than 5% of its total assets in variable rate notes. Variable rate notes are subject to the Portfolio's investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

      CONVERTIBLE SECURITIES. As specified in the Prospectus, certain of the Portfolios may invest in fixed-income securities which are convertible into common stock. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

      To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Portfolios at varying price levels above their investment values and/or their conversion values in keeping with the Portfolios' objectives.

      ILLIQUID OR RESTRICTED SECURITIES. The Portfolios may invest in illiquid or restricted securities in accordance with the investment restrictions noted below (See "Investment Restrictions"). Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board of Trustees of the Trust. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Portfolio should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.

      Notwithstanding the above, each Portfolio may purchase securities which, while privately placed,


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are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers to trade in privately placed securities even though such securities are not registered under the 1933 Act.
The Adviser under the supervision of the Board of Trustees of the Trust, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Portfolio's restriction of investing no more than 15% (10% with respect to the U.S. Government Money Market Portfolio) of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider (1) the frequency of trades and quotes, (2) the number of dealers and potential purchases, (3) any dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 15% (10% with respect to the U.S. Government Money Market Portfolio) of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

      INSURED BANK OBLIGATIONS. The Portfolios may invest in insured bank obligations. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $100,000. A Portfolio may, within the limits set forth in the Prospectus, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a Portfolio will treat such obligations as subject to the 15% (10% with respect to the U.S. Government Money Market Portfolio) limit for illiquid investments set forth in the Prospectus unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

      LENDING PORTFOLIO SECURITIES. To generate income for the purpose of helping to meet its operating expenses, each Portfolio other than the U.S. Government Money Market Portfolio may lend securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of a Portfolio's assets taken at value. A Portfolio's loans of securities will be collateralized by cash, letters or credit or U.S. Government Securities. The cash or instruments collateralizing a Portfolio's loans of securities will be maintained at all times in a segregated account with the Portfolio's custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities to brokers, dealers and other financial organizations, a Portfolio is subject to risks, which, like those associated with other extensions of credit, include delays in recovery and possible loss off rights in the collateral should the borrower fail financially. The Trust's custodian bank arranges for each Portfolio's securities loans and manages collateral received in connection with these loans.

      WHEN-ISSUED SECURITIES. All Portfolios may take advantage of offerings of eligible portfolio securities on a "when-issued" basis, i.e., delivery of and payment for such securities take place sometime after the transaction date on terms established on such date. Normally, settlement on U.S. Government securities takes place within ten days. A Portfolio only will make when-issued commitments on eligible securities with the intention of actually acquiring the securities. If a Portfolio chooses to dispose of the right to acquire a when-issued security (prior to its acquisition), it could, as with the


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disposition of any other Portfolio obligation, incur a gain or loss due to market fluctuation. No when-issued commitments will be made if, as a result, more than 15% of the net assets of a Portfolio would be so committed.

      HEDGING. Certain Portfolios may use certain hedging instruments. To engage in short hedging, a Portfolio would: (i) sell financial futures; (ii) purchase puts on such futures or on individual securities held by it ("Portfolio securities") or securities indexes; or (iii) write calls on Portfolio securities or on financial futures or securities indexes. To engage in long hedging, a Portfolio would: (i) purchase financial futures, or (ii) purchase calls or write puts on such futures or on Portfolio securities or securities indexes.

      Additional information about the Hedging Instruments a Portfolio may use is provided below.

      FINANCIAL FUTURES. No price is paid or received upon the purchase of a financial future. Upon entering into a futures transaction, a Portfolio will be required to deposit an initial margin payment equal to a specified percentage of the contract value. Initial margin payments will be deposited with a Portfolio's custodian bank in an account registered in the futures commission merchant's name; however the futures commission merchant can gain access to that account only under specified conditions. As the future is marked to market to reflect changes in its market value, subsequent payments, called variation margin, will be made to or from the futures commission merchant on a daily basis. Prior to expiration of the future, if the Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. Although financial futures by their terms call for the actual delivery or acquisition of the specified debt security, in most cases the obligation is fulfilled by closing the position. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded. At present, no Portfolio intends to enter into financial futures and options on such futures if after any such purchase, the sum of initial margin deposits on futures and premiums paid on futures options would exceed 5% of a Portfolio's total assets. This limitation is not a fundamental policy.

      A Portfolio may elect to close some or all of its futures positions at any time prior to their expiration. The Portfolio might do so to reduce exposure represented by long futures positions or short futures positions. The Portfolio may close its positions by taking opposite positions which would operate to terminate its position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Portfolio, and the Portfolio would realize a loss or a gain. Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although each Portfolio intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In the event that a liquid market does not exist, it might not be possible to close out a futures contract, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Portfolio would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

      ADDITIONAL INFORMATION ON PUTS AND CALLS. When a Portfolio writes a call, it receives a premium and agrees to sell the callable securities to a purchaser of a corresponding call during


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the call period (usually not more than 9 months) at a fixed exercise price
(which may differ from the market price of the underlying securities) regardless of market price changes during the call period. If the call is exercised, the Portfolio forgoes any possible profit from an increase in market price over the exercise price. A Portfolio may, in the case of listed options, purchase calls in "closing purchase transactions" to terminate a call obligation. A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call written is more or less than the price of the call subsequently purchased. A profit may be realized if the call lapses unexercised, because the Portfolio retains the underlying security and the premium received. Sixty percent of any such profits are considered long-term gains and forty percent are considered short-term gains for tax purposes. If, due to a lack of a market, a Portfolio could not effect a closing purchase transaction, it would have to hold the callable securities until the call lapsed or was exercised. A Portfolio's Custodian, or a securities depository acting for the Custodian, will act as the Portfolio's escrow agent, through the facilities of the Options Clearing Corporation ("OCC") in connection with listed calls, as to the securities on which the Portfolio has written calls, or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Portfolio's entering into a closing purchase transaction.

      When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period (or on a certain date for OTC options) at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the call price plus the transaction costs and the premium paid for the call and the call is exercised. If a call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Portfolio will lose its premium payment and the right to purchase the underlying investment.

      With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Portfolio and the transaction dealer, without the intermediation of a third party such as the OCC. If a transacting dealer fails to make delivery on the U.S. Government securities underlying an option it has written, in accordance with the terms of that option as written a Portfolio could lose the premium paid for the option as well as any anticipated benefit of the transaction. The Portfolios will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. In the event that any OTC option transaction is not subject to a forward price at which the Portfolio has the absolute right to repurchase the OTC option which it has sold, the value of the OTC option purchased and of the Portfolio assets used to "cover" the OTC option will be considered "illiquid securities" and will be subject to the 15% limit on illiquid securities. The "formula" on which the forward price will be based may vary among contracts with different primary dealers, but it will be based on a multiple of the premium received by the Portfolio for writing the option plus the amount, if any, of the option's intrinsic value, i.e., current market value of the underlying securities minus the option's strike price.

      A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period (or on a certain date for OTC options). The investment characteristics of writing a put a covered by segregated liquid assets equal to the exercise price of the put are similar to those of writing a covered call. The premium paid on a put written a Portfolio represents a profit, as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Portfolio (as writer) realizes a gain in the amount of the premium. If the put is exercised, the Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the


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market value of the investment at that time. In that case, the Portfolio may incur a loss upon disposition, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

      When writing put options, to secure its obligation to pay for the underlying security, a Portfolio will maintain in a segregated account at its Custodian liquid assets with a value equal to at least the exercise price of the option. As a result, the Portfolio forgoes the opportunity of trading the segregated assets or writing calls against those assets. As long as the Portfolio's obligation as a put writer continues, the Portfolio may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Portfolio to purchase the underlying security at the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon the earlier of the expiration of the put, or the consummation by the Portfolio of a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

      A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put to it. Furthermore, effecting such a closing purchase transaction will permit the Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

      When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment at a fixed exercise price to a seller of a corresponding put on the same investment during the put period if it is a listed option (or on a certain date if it is an OTC option). Buying a put on securities or futures held by it permits a Portfolio to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. In the event of a decline in the market, the Portfolio could exercise, or sell the put option at a profit that would offset some or all of its loss on the Portfolio securities. If the market price of the underlying investment is above the exercise price and as a result, the put is not exercised, the put is not exercised, the put will become worthless at its expiration date and the purchasing Portfolio will lose the premium paid and the right to sell the underlying securities; the put may, however, be sold prior to expiration (whether or not at a profit). Purchasing a put on futures or securities not held by it permits a Portfolio to protect its Portfolio securities against a decline in the market to the extent that the prices of the future or securities underlying the put move in a similar pattern to the prices of the securities in the Portfolio's portfolio.

      An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio's option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by a Portfolio may cause the Portfolio to sell from its Portfolio securities to cover the call, thus increasing its turnover rate in a manner beyond the Portfolio's control. The exercise of puts on securities or futures will increase portfolio turnover. Although such exercise is within the Portfolio's control, holding a put might cause a Portfolio to sell the underlying investment for reasons which would not exist in the absence of the put. A Portfolio will pay a brokerage commission every time it purchases or sells a put or a call or purchases or sells a related investment in connection with the exercise of a put or a call.


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      The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. A Portfolio may treat the cover used for written OTC options as liquid if the dealer agrees that the Portfolio may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Portfolio will treat dealer options as subject to the Portfolio's limitation on unmarketable securities. If the SEC changes its position on the liquidity of dealer options, the Portfolio will change its treatment of such instrument accordingly.

      REGULATORY ASPECTS OF HEDGING INSTRUMENTS. Transactions in options by a Portfolio are subject to limitations established (and changed from time to time) by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the on same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options which a Portfolio may write or hold may be affected by options written or held by other investment companies and discretionary accounts of the Portfolio's Adviser, including other investment companies having the same or an affiliated investment adviser. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Due to requirements under the 1940 Act when a Portfolio sells a future, it will segregate on its books, cash or readily marketable short-term (maturing in one year or less) debt instruments in an amount equal to the market value of such future, less the margin deposit applicable to it.

      The Trust and each Portfolio must operate within certain restrictions as to its positions in futures and options thereon under a rule ("CFTC Rule") adopted by the Commodity Futures Trading Commission ("CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Trust and each Portfolio from registration with the CFTC as a "commodity pool operator" (as defined under the CEA). Under those restrictions, a Portfolio may not enter into any financial futures or options contract unless such transactions are for bona fide hedging purposes, or for other purposes only if the aggregate initial margins and premiums required to establish such non-hedging positions would not exceed 5% of the liquidation value of its assets. Each Portfolio may use futures and options thereon for bona fide hedging or for other purposes within the meaning and intent of the applicable provisions of the CEA.

      POSSIBLE RISK FACTORS IN HEDGING. In addition to the risks with respect to futures and options discussed in the Prospectus and above, there is a risk in selling futures that the prices of futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of a Portfolio's securities. The ordinary spreads between prices in the cash and future markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

      When a Portfolio uses appropriate Hedging Instruments to establish a position in the market as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures or on a particular security, it is possible that the market may decline. If the Portfolio


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then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, it will realize a loss on the Hedging Instruments that is not offset by a reduction In the price of the securities purchased.

      Transactions in Hedging Instruments may also result in certain Federal income tax consequences described below under the heading "Certain Tax Considerations."

      EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies, and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

      There may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. A Portfolio's interest and dividends from foreign issuers maybe subject to non-U.S. withholding taxes, thereby reducing the Portfolio's net investment income.

      Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments. Because various Portfolios may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Many of these activities constitute "derivatives" transactions.

      Some Portfolios may invest in issuers domiciled in "emerging markets," those countries determined by the Adviser to have developing or emerging economies and markets. Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. In addition, some emerging market countries impose transfer taxes or fees on a capital market transaction. Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.


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      Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where Portfolio assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.

      Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depositary Receipts (ADRs), as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

      TYPE OF SECURITIES IN WHICH THE INTERNATIONAL EQUITY PORTFOLIO MAY INVEST. As discussed in the Prospectus, the International Equity Portfolio seeks to achieve its investment objectives through investment primarily in equity securities. It is expected that the Portfolio will invest principally in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") although it also may invest directly in equity securities. Generally, ADRs and GDRs in registered form are U.S. dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs are typically issued in bearer form and are deigned for use in the European securities markets. Issuers of the stock of ADRs not sponsored by such underlying issuers are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs. The Portfolio also may purchase shares of investment companies or trusts which invest principally in securities in which the Portfolio is authorized to invest. The return on the Portfolio's investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. The Portfolio's investment in an investment company may require the payment of a premium above the net asset value of the investment company's shares, and the market price of the investment company assets. The Portfolio will not invest in any investment company of trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium. Under the 1940 Act, the Portfolio may not invest more than 10% of its assets in investment companies or more than 5% of its total assets in the securities of any one investment company, nor may it own more than 3% of the


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outstanding voting securities of any such company. To the extent the Portfolio invests in securities in bearer form it may be more difficult to recover securities in the event such securities are lost or stolen.

      FOREIGN CURRENCY TRANSACTIONS. When a Portfolio agrees to purchase or sell a security in a foreign market it will generally be obligated to pay or entitled to receive a specified amount of foreign currency and will then generally convert dollars to that currency in the case of a purchase or that currency to dollars in the case of a sale. The Portfolios will conduct their foreign currency exchange transactions either on a spot basis (i.e., cash) at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency contracts ("forward contracts") to purchase or sell foreign currencies. A Portfolio may enter into forward contracts in order to lock in the U.S. dollar amount it must pay or expects to receive for a security it has agreed to buy or sell. A Portfolio may also enter into forward currency contracts with respect to the Portfolio's portfolio positions when it believes that a particular currency may change unfavorably compared to the U.S. dollar. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

      A Portfolio will segregate on its books, U.S. Government securities or debt securities in a separate account of the Portfolio in an amount equal to the value of the Portfolio's total assets committed to the consummation of any such contract in such account. If, rather than cash, portfolio securities are used to secure such a forward contract, on the settlement of the forward contract for delivery by the Portfolio of a foreign currency, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same settlement date, the same amount of foreign currency.

      The Portfolios may effect currency hedging transactions in foreign currency futures contacts, exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. The use of forward futures or options contracts will not eliminate fluctuations in the underlying prices of the securities which the Portfolios own or intend to purchase or sell. They simply establish a rate of exchange for a future point in time. Additionally, while these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, their use tends to limit any potential gain which might result from the increase in value of such currency. In addition, such transactions involve costs and may result in losses.

      Although each Portfolio value its assets in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies to U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

      The transactions described in this section may also give risk to certain Federal income tax consequences described below under the heading "Certain Tax Considerations."

      ADDITIONAL RISKS. Securities in which the Portfolios may invest are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors and shareholders, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest, or both or imposing other constraints upon enforcement of such obligations.

      RATINGS OF CORPORATE AND MUNICIPAL DEBT OBLIGATIONS. Moody's , S&P and Fitch are private services that provide ratings of the credit quality of debt obligations, including issues of corporate and municipal securities. A description of the range of ratings assigned to corporate and municipal securities by Moody's, S&P and Fitch is included in Appendix A to this Statement of Additional Information. The Investment Quality Bond Portfolio and the Municipal Bond Portfolio may use these ratings in determining whether to purchase, sell or hold a security. These ratings represent Moody's, S&P's and Fitch's opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and ratings may have different market prices. Subsequent to its purchase by the Investment Quality Bond Portfolio or the Municipal Bond Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. The Advisers to the Municipal Bond Portfolio and the Investment Quality Bond Portfolio will consider such an event in determining whether the Portfolio should continue to hold the obligation but will dispose of such securities in order to limit the holdings of debt securities rated below investment grade to less than 5% of the assets of the respective Portfolio.

      Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax (and also, when available, from the federal alternative minimum tax) are rendered by bond counsel to the issuing authorities at the time of issuance. Neither the Municipal Bond Portfolio nor the Portfolio's Adviser will review the proceedings relating to the issuance of municipal securities or the basis for such opinions. An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors (such as the federal bankruptcy laws) and federal, state and local laws that may be enacted to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There also is the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal of an interest on their municipal securities may be materially adversely affected.

      MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities' weighted average life. Some mortgage pass-through securities (such as securities guaranteed by GNMA) are described as "modified pass-through securities." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

      The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

      Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.

      FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Portfolios do not purchase interests in pools created by such non-governmental issuers.

      RESETS. The interest rates paid on the Adjustable Rate Mortgage Securities ("ARMs") in which a Portfolio may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

      CAPS AND FLOORS. The underlying mortgages which collateralize the ARMs in which a Portfolio invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down:

      (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which a Portfolio invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Portfolio invests to be shorter than the maturities stated in the underlying mortgages.

      MUNICIPAL NOTES. For liquidity purposes, pending investment in municipal bonds, or on a temporary or defensive basis due to market conditions, the Municipal Bond Portfolio may invest in tax-


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

exempt short-term debt obligations (maturing in one year or less). These obligations, known as "municipal notes," include tax, revenue and bond anticipation notes, construction loan notes and tax-exempt commercial paper which are issued to obtain funds for various public purposes; the interest from these Notes is also exempt from federal income taxes. The Municipal Bond Portfolio will limit its investments in municipal notes to those which are rated, at the time of purchase, within the two highest grades assigned by Moody's or the two highest grades assigned by S&P or Fitch, or if unrated, which are of comparable quality in the opinion of the Adviser.

      MUNICIPAL BONDS. Municipal bonds include debt obligations of a state, a territory, or a possession of the United States, or any political subdivision thereof (e.g., countries, cities, towns, villages, districts, authorities) or the District of Columbia issued to obtain funds for various purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to loan to public or private institutions for the construction of facilities such as education, hospital and housing facilities. In addition, certain types of private activity bonds may be issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term municipal bonds if the interest paid thereon is at the time of issuance, in the opinion of the issuer's bond counsel, exempt from federal income tax. The current federal tax laws, however, substantially limit the amount of such obligations that can be issued in each state.

      The two principal classifications of municipal bonds are "general obligation" and limited obligation or "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Private activity bonds that are municipal bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity revenue bonds is usually directly related to the credit standing of the industrial user involved. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the collateral security of municipal bonds, both within and between the two principal classifications described above.

      REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as a Portfolio) acquires ownership of a security (known as the "underlying security") and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. A Portfolio will enter into repurchase agreements only where (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolio's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times at least equal to the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Portfolio's custodian. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Portfolio for a duration of more than seven days if, as a result, more than 15% (10% with respect to the U.S. Government Money Market Portfolio) of the net asset value of the Portfolio would be invested in such agreements or other securities which are not readily marketable.

      The Portfolio will assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Portfolio could incur costs in connection with the disposition of the collateral if the seller were to default. A Portfolio will enter into repurchase agreements only with sellers deemed to be creditworthy by the Portfolio's Adviser or the Board of Trustees, or pursuant to guidelines established by the Board of Trustees of the Trust and only when the economic benefit to the Portfolio is believed to justify the attendant risks. The Portfolios have adopted standards for the sellers with whom they will enter into repurchase agreements. The Board of Trustees of the Trust believes these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Portfolios may enter into repurchase agreements only with well-established securities dealers or with member banks of the Federal Reserve System.

      SHORT SALES. The Portfolios may sell securities short as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

      When a Portfolio makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Portfolio is required to make a margin deposit in connection with such short sales; the Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

      If the price of the security sold short increases between the time of the short sale and the time the Portfolio covers its short position, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

      To the extent a Portfolio sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A Portfolio does not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the Portfolio's net assets. This percentage may be varied by action of the Board of Trustees. A short sale is "against the box" to the extent the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

      UNREGISTERED SECURITIES. The Portfolios each may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Portfolio's Adviser, acting under guidelines approved and monitored by the Board, which has the ultimate responsibility for any determination regarding liquidity, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in each of the Portfolios during any period that qualified institutional


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

buyers become uninterested in purchasing these restricted securities. The Board will carefully monitor any investments by each of the Portfolios in these securities.

INVESTMENT RESTRICTIONS

      The following policies and limitations supplement those set forth in the Prospectuses. For purposes of the following restrictions and those contained in the prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from a Portfolio. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment policies and limitations.

      A Portfolio's fundamental investment policies and limitations may be changed only with the consent of a "majority of the outstanding voting securities" of the particular Portfolio. As used in this Statement of Additional Information, the term "majority of the outstanding voting securities" means the lesser of (1) 67% of the shares of a Portfolio present at a meeting where the holders of more than 50% of the outstanding shares of a Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Portfolio. Shares of each Portfolio will be voted separately on matters affecting only that Portfolio, including approval of changes in the fundamental investment policies of that Portfolio.

      The investment objective of each Portfolio, in addition to the investment restrictions listed below, are fundamental and may not be changed without shareholder approval. All other investment policies and restrictions that are not identified as fundamental may be changed with Board approval and do not require a shareholder vote.

FUNDAMENTAL INVESTMENT RESTRICTIONS.

      A Portfolio may not:

      1. With respect to 75% of its total assets taken at market value, invest more than 5% of its total assets in the securities of any one issuer, except obligations of, or guaranteed by, the United States government, its agencies, or instrumentalities, if, as a result, more than 5% of the value of the Portfolio's total assets would be invested in the securities of any one issuer. This restriction does NOT apply to the non-diversified Portfolios, which include the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Financial Services Portfolio, and the Energy & Basic Materials Portfolio;

      2. With respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer. This restriction does NOT apply to the non-diversified Portfolios, which include the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Financial Services Portfolio, and the Energy & Basic Materials Portfolio;

      3. Invest 25% or more of its total assets in securities of issuers in any one industry except that:

      (i) the Health & Biotechnology Portfolio will invest at least 25% of its total assets in securities of healthcare and biotechnology companies;

      (ii) the Technology & Communications Portfolio will invest at least 25% of its total assets in securities of technology and communications companies;


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

      (iii) the Financial Services Fund will invest at least 25% of its assets in securities of financial services companies as well as related services and technology companies; and

      (iv) the Energy & Basic Materials Fund will invest at least 25% of its total assets in securities of companies involved in the exploration, development, production or distribution of oil, natural gas, coal and uranium, basic materials such as metals, minerals, chemicals, water, forest products, precious metals, and other related industries.

      4. Borrow money, except from a bank in an aggregate amount not exceeding one third of the Portfolio's total assets to meet redemptions and for other temporary or emergency purposes not involving leveraging. A Portfolio may not purchase securities while borrowings exceed 5% of the value of its total assets, except that this restriction is non-fundamental with respect to the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Financial Services Portfolio, the Energy & Basic Materials Portfolio, and the Mid Capitalization Portfolio.

      5. Invest in physical commodities or physical commodity contracts or speculate in financial commodity contracts, but all Portfolios are authorized to purchase and sell financial futures contracts and options on such futures contracts exclusively for hedging and other non-speculative purposes to the extent specified in the Prospectus;

      6. Invest in real estate or real estate limited partnerships (direct participation programs), except that each Portfolio may (as appropriate and consistent with its investment objectives and policies) purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein;

      7. Underwrite securities of other companies except to the extent that the Portfolio may be deemed to be an underwriter under the 1933 Act in disposing of a security;

      8. Purchase warrants if as a result the Portfolio would then have either more than 5% of its total assets (determined at the time of investment) invested in warrants or more than 2% of its total assets invested in warrants not listed on the New York or American Stock Exchange, except that this limitation is non-fundamental with respect to the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Financial Services Portfolio, the Energy & Basic Materials Portfolio, and the Mid Capitalization Portfolio.

      9. Pledge its assets or assign or otherwise encumber its assets in excess of 33 1/3% of its net assets (taken at market value at the time of pledging) and then only to secure borrowings effected within the limitations set forth in the Prospectus, except that this limitation is considered non-fundamental with respect to the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Financial Services Portfolio, the Energy & Basic Materials Portfolio, and the Mid Capitalization Portfolio.

      10. Issue senior securities, except to the extent permitted by the 1940 Act, which may include, but is not limited to: (i)entering into a repurchase agreement; (ii) borrowing money in accordance with restrictions described above; or (iii) lending Portfolio securities; or

      11. Make loans to any person or individual except that Portfolio securities may be loaned by all Portfolios within the limitations set forth in the Prospectus.


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

The following are also fundamental investment restrictions:

Each Portfolio may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Portfolio's Adviser, acting under guidelines approved and monitored by the Board, which has the ultimate responsibility for any determination regarding liquidity, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in each of the Portfolios during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The ability to sell to qualified institutional buyers under Rule 144A is a recent development and it is not possible to predict how this market will develop. The Board will carefully monitor any investments by each of the Portfolios in these securities.

NON-FUNDAMENTAL POLICIES.

      The following policies may be changed by the Board of Trustees without shareholder approval. A Portfolio will not invest more than 15% (10% with respect to the U.S. Government Money Market Portfolio) of the value of its net assets in securities that are illiquid, including certain government stripped mortgage related securities, repurchase agreements maturing in more than seven days and that cannot be liquidated prior to maturity and securities that are illiquid by virtue of the absence of a readily available market. Securities that have legal or contractual restrictions on resale but have a readily available market are deemed not illiquid for this purpose. In addition, each portfolio cannot: (a) purchase securities on margin (except for such short-term loans as are necessary for the clearance of purchases of Portfolio securities) or make short sales of securities except "against the box" (collateral arrangements in connection with transactions in futures and options are not deemed to be margin transactions); (b) invest for the purpose of exercising control or management of another company.

      The 80% investment restriction noted in the Prospectus of certain Portfolios is also non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed. However, the 80% investment policy of the Municipal Bond Portfolio is fundamental and may not be changed without shareholder approval.

PRINCIPAL HOLDERS OF SECURITIES AND CONTROL PERSONS OF THE PORTFOLIOS

To the knowledge of Trust, the following were beneficial owners of more than 5% of the outstanding shares of each class of each Portfolio of the Trust as of December 11, 2002. The information for the Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio, Energy & Basic Materials Portfolio and Mid Capitalization Portfolio is based on the beneficial owners of more than 5% of the outstanding shares of the Predecessor Fund. Those persons who own beneficially, either directly or through one or more controlled companies, 25% or more of the voting securities of the Funds are deemed to be control persons ("Control Persons").

                                                                  Number of Shares       Number of Shares      Percentage Held of
Title of Fund/Class          Name and Address                     owned of Record       owned Beneficially           Record
-------------------          ----------------                     ---------------       ------------------     ------------------
Large Capitalization Value   Jonathan Ornstein                           3,845                                             9%
Portfolio- Class B           4840 E. Grandview Ln
                             Phoenix, AZ 85018-1810
                             State Street Bank & Trust Co.                                       6,722                    16%
                             Cust. for the IRA R/O
                             FBO Shelley Unser
                             6 Camino de las Brisas
                             Corales, NM 87048

                                                                  Number of Shares       Number of Shares      Percentage Held of
Title of Fund/Class          Name and Address                     owned of Record       owned Beneficially           Record
-------------------          ----------------                     ---------------       ------------------     ------------------
                             Janney Montgomery Scott LLC                 2,916                                             7%
                             A/C 6746-7893
                             Roland Price IRA
                             1801 Market Street
                             Philadelphia, PA  19103-1628
                             Scott & Stringfellow, Inc.                  2,154                                             5%
                             A/C 8902-0709
                             909 East Main Street
                             Richmond, VA  23219-3002
Large Capitalization         State Street Bank & Trust Co.                                       5,204                    12%
Growth Portfolio- Class B    Cust. for the IRA R/O
                             FBO Shelley Unser
                             6 Camino de las Brisas
                             Corales, NM 87048
                             Jonathan Ornstein                           4,426                                            10%
                             4840 E. Grandview Ln
                             Phoenix, AZ 85018-1810
                             NFSC FEBO # PKS-006793                                              3,811                     8%
                             Gerald D. Arzoumanian
                             26 Danielwood Dr.
                             Loudonville, NY  12211-1512
                             Janney Montgomery Scott LLC                 2,251                                             5%
                             A/C 6746-7893
                             Roland Price IRA
                             1801 Market Street
                             Philadelphia, PA  19103-1628
Small Capitalization         Scott & Stringfellow, Inc.                  1,963                                             5%
Portfolio- Class B           A/C 8895-6551
                             909 East Main Street
                             Richmond, VA  23219-3002
                             NFSC FEBO # PKS-006793                                              4,834                    14%
                             Gerald D. Arzoumanian
                             26 Danielwood Dr.
                             Loudonville, NY  12211-1512
                             Scott & Stringfellow, Inc.                  3,043                                             8%
                             A/C 8902-0709
                             909 East Main Street
                             Richmond, VA  23219-3002
                             Jonathan Ornstein                           5,874                                            17%
                             4840 E. Grandview Ln
                             Phoenix, AZ  85018-1810
International Equity         NFSC FEBO # HDM-427349                                                740                     5%
Portfolio- Class B           Margaret Wallingford TTEE
                             Otto H. Wallingford
                               Family Trust
                             U/W 6/16/00
                             380 Youngs Corner Road
                             Auburn, ME  04210-8537
                             State Street Bank & Trust Co.                                         780                     6%
                             Cust. for the IRA of
                             FBO Richard C. Dielensnyder
                             896 W. Hill Rd.
                             West Berlin, VT  05663-6561
                             Scott & Stringfellow, Inc.                  2,004                                            15%
                             A/C 8902-0709
                             909 East Main Street
                             Richmond, VA  23219-3002

                                                                  Number of Shares       Number of Shares      Percentage Held of
Title of Fund/Class          Name and Address                     owned of Record       owned Beneficially           Record
-------------------          ----------------                     ---------------       ------------------     ------------------
                             Scott & Stringfellow, Inc.                  1,175                                             9%
                             A/C 8895-6551
                             909 East Main Street
                             Richmond, VA  23219-3002
                             Southwest Securities Inc. FBO                                         672                     5%
                             Gregg Jandro IRA ROLL
                             Delaware Charter Guarantee & Trust
                             As IRA Custodian
                             P.O. Box 509002
                             Dallas, TX  75250-9002
                             Scott & Stringfellow, Inc.                    887                                             6%
                             A/C 4005-7714
                             909 East Main Street
                             Richmond, VA  23219-3002
                             Janney Montgomery Scott LLC                   907                                             7%
                             A/C 6746-7893
                             Roland Price IRA
                             1801 Market Street
                             Philadelphia, PA  19103-1628
Investment Quality Bond      NFSC FEBO # PKS-081280                                              1,986                     6%
Portfolio- Class B           Joseph Defranco II
                             Barbara Defranco
                             11 Indian Maiden Pass
                             Altamont, NY  12009-6100
                             NFSC FEBO # PKS-006459                                              5,422                    16%
                             NFS/FMTC Rollover IRA
                             FBO Judy Rae Banker
                             P.O. Box 368
                             Galway, NY  12074-0368
                             NFSC FEBO # PKS-082716                                              3,251                     9%
                             Josephine Spaulding
                             11 Indian Maiden Pass
                             Altamont, NY  12009-6100
                             Steven J. Locnikar                                                  2,746                     8%
                             Steven J. Locnikar D.O. PC
                             Defined Benefit Plan
                             4222 E. Camelback Rd., Ste. H150
                             Phoenix, AZ  85018-2746
                             State Street Bank & Trust Co.                                       3,623                    11%
                             Cust. for the IRA R/O
                             FBO Shelley Unser
                             6 Camino de las Brisas
                             Corales, NM  87048
                             Jonathan Ornstein                           6,230                                            19%
                             4840 E. Grandview Ln
                             Phoenix, AZ  85018-1810
Municipal Bond Portfolio-    NFSC FEBO # HDM-427349                                              1,336                    98%
Class B                      Margaret Wallingford TTEE
                             Otto H. Wallingford
                               Family Trust
                             U/W 6/16/00
                             380 Youngs Corner Road
                             Auburn, ME  04210-8537
U.S. Government Money        State Street Bank & Trust Co.                                      13,425                    21%
Market Portfolio- Class B    Cust. for the IRA R/O
                             FBO Colleen M. Olson
                             P.O. Box 322
                             Downey, ID  83234-0322

                                                                  Number of Shares       Number of Shares      Percentage Held of
Title of Fund/Class          Name and Address                     owned of Record       owned Beneficially           Record
-------------------          ----------------                     ---------------       ------------------     ------------------
                             State Street Bank & Trust Co.                                      37,543                    60%
                             Cust. for the IRA R/O
                             FBO Shelley Unser
                             6 Camino de las Brisas
                             Corales, NM  87048
                             State Street Bank & Trust Co.                                       6,180                     9%
                             Cust. for the IRA of
                             FBO Daniel J. Harty
                             52 Academy Ave.
                             Atkinson, NH  03811-2205
Investment Quality Bond      State Street Bank & Trust Co.                                      17,597                    10%
Portfolio- Class C           Cust. for the IRA of
                             FBO Herbert L. Collier
                             9275 N. 108th Street
                             Scottsdale, AZ  85259-5740
Municipal Bond Portfolio-    Raymond James & Assoc. Inc.                                         2,539                     6%
Class C                      FBO Engelbrecht ELI
                             BIN# 81997535
                             880 Carillon Pkwy
                             St. Petersburg, FL  33716-1100
                             Anthony Spadafora &                         2,297                                             5%
                               Marie Spadafora JTWROS
                             1954 E. 34th Street
                             Brooklyn, NY  11234-4819
                             Ellen Marks                                12,870                                            31%
                             4734 Lucerne Lakes Blvd.
                             Apt. 104
                             Lake Worth, FL  33467
                             Jeanette Barbarasch &                                               4,641                    11%
                               Barry Barbarasch Comm. Prop.
                             226-17 Hillside Ave.
                             Queens Village, NY  11427-2011
                             Herbert L. Collier TTEE                    12,271                                            29%
                             Sharon L. Collier TTEE
                             Herbert L. & Sharon L. Collier
                             JT TR
                             U/A DTD 6/27/2000
                             9275 N. 108th Street
                             Scottsdale, AZ  85259-5740
U.S. Government Money        Herbert L. Collier TTEE                   446,037                                            19%
Market Portfolio- Class C    Sharon L. Collier TTEE
                             Herbert L. & Sharon L. Collier
                             JT TR
                             U/A DTD 6/27/2000
                             9275 N. 108th Street
                             Scottsdale, AZ  85259-5740
                             State Street Bank & Trust Co.                                     650,372                    28%
                             Cust. for the IRA of
                             FBO Herbert L. Collier
                             9275 N. 108th Street
                             Scottsdale, AZ  85259-5740
Mid Capitalization           Caterpillar Investment Management       2,000,000                                         98.59%
Portfolio- Class A           411 Hamilton Blvd.
                             Suite 1200
                             Peoria, IL  61614
Mid Capitalization           Chameides, Sara A.                          5,800                                         23.82%
Portfolio- Class B           823 S. Atlantic Blvd.
                             Monteray Park, CA  91754

                                                                  Number of Shares       Number of Shares      Percentage Held of
Title of Fund/Class          Name and Address                     owned of Record       owned Beneficially           Record
-------------------          ----------------                     ---------------       ------------------     ------------------
                             Denunbarba                                  3,282                                         13.47%
                             19615 N. 15th Place
                             Phoenix, AZ  85024-3645
                             Kellojudya                                  2,384                                          9.79%
                             415 Merrill Circle
                             Ashland, OR  97520-3045
                             Kuretdevi-                                  1,545                                          6.34%
                             20605 Cheney Drive
                             Topanga, CA  90290-3717
                             Kuretkia-T                                  1,731                                          7.11%
                             20605 Cheney Drive
                             Topanga, CA  90290-3717
                             Gale-Famil                                                          2,165                  8.89%
                             Shelter Trust C
                             14038 Margate Street
                             Sherman Oaks, CA  91401-5747
Mid Capitalization           Paul, Doug L.                                 735                                          8.60%
Portfolio- Class C           19955 Crystal Hills Ln
                             Northridge, CA  91327
                             Merrill Lynch Pierce Fenner Smith           3,771                                         44.14%
                             4800 Deer Lake Drive East
                             Jacksonville, FL  32246
                             Industrial Towel MF-1                       2,892                                         33.85%
Financial Services           Ramosmigua                                 11,253                                          5.84%
Portfolio- Class A           P.O. Box 5099
                             Caguas, PR  00726-5099
                             Advantage Trading Group Inc.                                       10,437                  5.42%
                             (FBO)
                             1385 West State Road 434
                             Longwood, FL  32750
Financial Services           Hospipark-                                  9,274                                         26.05%
Portfolio- Class C           1331 E. Wyoming Ave.
                             Philadelphia, PA  19124-3808
                             1172-A/C--                                                          1,838                  5.16%
                             9785 Towne Centre Drive
                             San Diego, CA  92121-1968
                             Golight                                     3,042                                          8.54%
                             16518 Briston Avon Lane
                             Louisville, KY  40245-4280
                             Moore Doug                                  2,193                                          6.16%
                             10665 Preston Way
                             Powell, OH  43065-8604
                             Erickson Scott                              4,086                                         11.48%
Energy & Basic Materials     Peconic Offshore Fund Corp.                41,736                                         17.03%
Portfolio- Class A           Montague Sterling Centre
                             East Bay St. P.O. Box SS-6238
                             Nassau Bahamas

TRUSTEES AND OFFICERS

The Trustees and executive officers of the Trust, and their principal occupations during the past five years, are set forth in the table below. Bruce
E. Ventimiglia and Stephen Ventimiglia are "interested persons" of the Trust (as that term is defined in the 1940 Act) by virtue of their positions as officers and directors of Saratoga. All information is as of August 31, 2002, the Trust's fiscal year-end.

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Address            Positions Held with  Term of Office  Principal Occupation(s) During      Number of        Other
                                      the Trust        and Length of  Past 5 Years                      Portfolios in  Directorships
                                                       Time Served*                                     Fund Complex**      Held
                                                                                                         Overseen by     by Trustee
                                                                                                           Trustee
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Bruce E. Ventimiglia***         President, CEO and    Trustee since   Chairman, President and CEO of          12               None
1101 Stewart Avenue, Suite 207  Chairman of the Board 1994.           Orbitex-Saratoga Capital
Garden City, NY  11530          of Trustees           President and   Mgmt., LLC, (2002-present);
Age 47                                                CEO since 1994. Chairman, President and CEO of
                                                                      Saratoga Capital Mgmt. I, LLC,
                                                                      (1994-2002); Senior VP,
                                                                      Oppenheimer Capital and OpCap
                                                                      Advisers (1992-1997); Senior VP,
                                                                      Prudential Securities
                                                                      (1987-1992).
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Stierwalt                   Trustee          Since 2003.   President, Chief Executive              12               None
410 Park Avenue,                                                      Officer and Director, Orbitex
New York, New York 10022                                              Financial Services Group, Inc.
Age:  47                                                              (1998-present)(Investment
                                                                      management); Consultant, BISYS
                                                                      Management, Inc.(1996-1998)
                                                                      (Mutual fund distributor).
                                                                      Director, Orbitex Life
                                                                      Sciences & Biotechnology Fund,
                                                                      Inc., 1 portfolio
                                                                      (2000-present); Director,
                                                                      Orbitex Group of Funds
                                                                      (1998-present).
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
William B. Blundin                     Trustee          Since 2003.   Since 1997, Founder and                 12               None
138 East 65th Street                                                  Principal, Bransford
New York, NY 10021                                                    Investment Partners (private
Age: 65                                                               asset management company);
                                                                      from 1995 to 1997, Senior Vice
                                                                      President BISYS Group (mutual
                                                                      fund services provider); in
                                                                      1987, founding partner, Concord
                                                                      Financial Group (mutual fund
                                                                      administration), acquired by
                                                                      BISYS Group in 1995; Director,
                                                                      Conestoga Funds, The Higgins
                                                                      Company and DuNord Land Company
                                                                      (privately held iron ore mineral
                                                                      company).
------------------------------------------------------------------------------------------------------------------------------------
Stephen H. Hamrick                     Trustee          Since 2003.   Chief Executive Officer, Carey          12               None
50 Rockefeller Plaza                                                  Financial Corporation
New York, NY 10020                                                    (1994-present)
Age: 50                                                               (Broker-dealer); Managing
                                                                      Director Carey Financial Corp.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                      (1995-present)(Real Estate
                                                                      Investment Banking); Senior
                                                                      Vice President, Cantor
                                                                      Fitzgerald (1996-1998)
                                                                      (Investment Brokerage);
                                                                      Director, Duroplas Corp.,
                                                                      (2001-present) (Manufacturer);
                                                                      Director, Orbitex Life
                                                                      Sciences & Biotechnology Fund,
                                                                      Inc., 1 portfolio
                                                                      (2000-present) ; Director,
                                                                      Orbitex Group of Funds
                                                                      (1998-present).
------------------------------------------------------------------------------------------------------------------------------------
Udo W. Koopmann                        Trustee        Trustee since   Retired; President, the CapCo           12               None
11500 Governor's Drive                                1997.           Group, LLC; previously Chief
Chapel Hill, NC  27514                                                Financial & Admin. Exec. of
Age: 61                                                               the North American subsidiary
                                                                      of Klockner and Co. AG; member
                                                                      of National Committee of Steel
                                                                      Service Centre Institute.
------------------------------------------------------------------------------------------------------------------------------------
Patrick H. McCollough                  Trustee        Trustee since   Partner, Kelly Cawthorne (law           12               None
101 S. Washington Sq.                                 1994.           firm); Michigan State Senator
Lansing, MI  48933                                                    1971-78, 1982-86.
Age: 60
------------------------------------------------------------------------------------------------------------------------------------
Floyd E. Seal                          Trustee        Trustee since   Chief Executive Officer,                12               None
7565 Industrial Court                                 1997.           TARAHILL, INC., d.b.a. Pet
Alpharetta, GA  30004                                                 Goods Mfg. & Imports; Partner,
Age: 53                                                               S&W Mgmt.
------------------------------------------------------------------------------------------------------------------------------------
Leigh Alan Wilson                      Trustee          Since 2003.   Chief Executive Officer, New            12               None
53 Sylvan Rd North                                                    Century Care, Inc.
Westport, CT 06880                                                    (1989-present) (Seniors
Age: 58                                                               Housing Management); Director,
                                                                      Chimney Rock Vineyard and
                                                                      Chimney Rock Winery
                                                                      (1992-present); President and
                                                                      Director, Key Mutual Funds, 30
                                                                      portfolios (1989-present).
                                                                      Director, Orbitex
                                                                      Life Sciences & Biotechnology
                                                                      Fund, Inc., 1 portfolio
                                                                      (2000-present) ; Director,
                                                                      Orbitex Group of Funds
                                                                      (2000-present).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
Stephen Ventimiglia***          Vice President and    Vice President  Vice Chairman and CIO,              N/A                  N/A
1101 Stewart Avenue,            Secretary             since 1994.     Orbitex-Saratoga Capital
Suite 207                                             Secretary       Mgmt., LLC
Garden City, NY  11530                                since 2000.     (2002-present); Vice
Age: 46                                                               Chairman and CIO,
                                                                      Saratoga Capital Mgmt I,
                                                                      LLC, (1994-2002); 1st
                                                                      VP, Senior Portfolio
                                                                      Manager, Prudential
                                                                      Securities, Inc.
                                                                      (1987-1994).
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
William P. Marra                Treasurer and Chief   Treasurer and   Chief Financial Officer,            N/A                  N/A
1101 Stewart Avenue, Suite 207  Financial Officer     Chief           Orbitex-Saratoga Capital
Garden City, NY  11530                                Financial       Mgmt., LLC
Age: 51                                               Officer since   (2002-present); Chief
                                                      1997.           Financial Officer,
                                                                      Saratoga Capital Mgmt.
                                                                      I, LLC (1997-2002);
                                                                      Account Rep., MetLife,
                                                                       (1995-1997).
------------------------------------------------------------------------------------------------------------------------------------

* Each Trustee will serve an indefinite term until his or her successor, if any, is duly elected and qualified.

** The Manager does not serve as investment adviser to any registered investment company other than the Trust, and is not affiliated with any other investment advisers.

***   Bruce Ventimiglia and Stephen Ventimiglia are brothers.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee or Nominee is shown in the table below.

                                           Dollar Range of Equity
                                           Securities in the Trust
      Name of Trustee                      (As of August 31, 2002)*
      ---------------                      ------------------------

      Bruce E. Ventimiglia                 OVER $100,000

      Patrick H. McCollough                $50,001-$100,000

      Udo W. Koopmann                      OVER $100,000

      Floyd E. Seal                        $50,001-$100,000

      Richard E. Stierwalt                 NONE

      Stephen H. Hamrick                   NONE

      Leigh Alan Wilson                    NONE

      William B. Blundin                   NONE

* The following ranges should be used: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000. Saratoga does not serve as investment adviser to any registered investment company other than the Trust, and is not affiliated with any other investment advisers.

As to each Independent Trustee or Nominee and his/her immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Trust.

Compensation. All of the officers of the Trust are officers of Saratoga and receive no compensation from the Trust. The Trustees will be compensated per regular meeting attended according to the Portfolio asset level on the last business day of the quarter based on the following schedule. For special and committee meetings of the Board, Trustees will receive $250 per special and committee meeting attended.

      Portfolio Asset Level                        Portfolio Fee
      ---------------------                        -------------
      < $25 Million                                   $0.00
      $25 < $50 Million                               $250.00
      > $50 Million                                   $500.00

The following table sets forth the aggregate compensation paid by the Trust to each of the Trustees for the fiscal year ended August 31, 2002.

----------------------------------------------------------------------------------------------
         Trustee            Aggregate              Pension or Retirement      Estimated Annual
                            Compensation from      Benefits Accrued As Part   Benefits Upon
                            Trust*                 of Portfolio Expenses      Retirement
----------------------------------------------------------------------------------------------
Bruce E. Ventimiglia                 $0                  N/A                       N/A
Patrick H. McCollough            $18,250.00              N/A                       N/A
Udo W. Koopmann                  $18,250.00              N/A                       N/A
Floyd E. Seal                    $18,250.00              N/A                       N/A
Richard E. Stierwalt                 $0                  N/A                       N/A
Stephen H. Hamrick                   $0                  N/A                       N/A
Leigh Alan Wilson                    $0                  N/A                       N/A
William B. Blundin                   $0                  N/A                       N/A

General Information about the Board. The Board is responsible for protecting the interests of Shareholders. The Trustees meet periodically throughout the year to oversee the Trust's activities, review its performance and review the actions of the investment manager, which is responsible for the Trust's day-to-day operations. Four regular meetings of the Trustees were held during the fiscal year ended August 31, 2002. Each of the incumbent Trustees was present for all of the Board meetings and committees on which that Trustee served that were held during the period.

Committees. The Board of Trustees has appointed a standing Audit Committees comprised solely of all of the Independent Trustees. Currently, the Audit Committee is composed of Messrs. McCollough, Koopmann, and Seal. The Audit Committee makes recommendations to the Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Portfolios' financial operations. During the fiscal year ended August 31, 2002 there was one Audit Committee meeting The trustees and executive officers of the Trust, and their principal occupations during the past five years, are set forth below.

As of December 11, 2002, the trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each Portfolio.

MANAGEMENT AND OTHER SERVICES

      The manager of the Trust is Orbitex-Saratoga Capital Management, LLC ("Orbitex-Saratoga" or the "Manager"), 1101 Stewart Avenue, Suite 207, Garden City, New York 11530. Pursuant to the Management Agreement with the Trust (the "Management Agreement"), Orbitex-Saratoga, subject to the supervision of the Trustees and in conformity with the stated policies of the Trust, manages the operations of the Trust and reviews the performance of the Advisers, and makes recommendations to the Trustees with respect to the retention and renewal of contracts. The Management Agreement was approved by the Board of Trustees of the Trust, including by a majority of the non-interested Trustees at a meeting held on September 20, 2002.

      The Manager and the Trust have obtained an exemptive order (the "Order") from the Securities and Exchange Commission that permits the Manager to enter into investment advisory agreements with Advisers without obtaining shareholder approval. The Manager, subject to the review and approval of the Board of Trustees of the Trust, selects Advisers for each Portfolio and supervises and monitors the performance of each Adviser.

      The Order also permits the Manager, subject to the approval of the Trustees, to replace investment advisers or amend investment advisory agreements without shareholder approval whenever the Manager and the Trustees believe such action will benefit a Portfolio and its shareholders. The Manager compensates each Adviser out of its management fee.

      The following table sets forth the annual management fee rates payable by each Portfolio to Orbitex-Saratoga pursuant to the Management Agreement, expressed as a percentage of the Portfolio's average daily net assets:

                                                                       TOTAL
                   PORTFOLIO                                      MANAGEMENT FEE
                   ---------                                      --------------

Large Capitalization Growth Portfolio                                  0.65%
Large Capitalization Value Portfolio                                   0.65%
Mid Capitalization Portfolio                                           0.75%
Small Capitalization Portfolio                                         0.65%
International Equity Portfolio                                         0.75%
Investment Quality Bond Portfolio                                      0.55%
Municipal Bond Portfolio                                               0.55%
U.S. Government Money Market Portfolio                                0.475%
Health & Biotechnology Portfolio                                       1.25%
Technology & Communications Portfolio                                  1.25%
Financial Services Portfolio                                           1.25%
Energy & Basic Materials Portfolio                                     1.25%

      The fee is computed daily and payable monthly. Currently, the Manager is voluntarily limiting total annual operating expenses of the Portfolios as follows: for Class I shares 1.25% with respect to U.S. Government Money Market Portfolio, 1.40% with respect to Investment Quality Bond Portfolio, 1.40% with respect to Municipal Bond Portfolio, 2.00% with respect to Large Capitalization Value Portfolio, 2.00% with respect to Large Capitalization Growth Portfolio, 2.00% with respect to Mid Capitalization Portfolio, 2.00% with respect to Small Capitalization Portfolio, 2.30% with respect to International Equity Portfolio, 2.30% with respect to Health & Biotechnology, 2.30% with respect to Technology & Communications, 2.30% with respect to Financial Services and 2.30% with respect to Energy & Basic Materials; for Class A Shares 2.40% with respect to Mid Capitalization Portfolio, 2.70% with respect to Health & Biotechnology Portfolio, 2.70% with respect to Technology & Communications, 2.70% with respect to Financial Services Portfolio and 2.70% with respect to Energy & Basic Materials Portfolio; for each of Class B and Class C Shares, 2.25% with respect to U.S. Government Money Market Portfolio, 2.40% with respect to Investment Quality Bond Portfolio, 2.40% with respect to Municipal Bond Portfolio, 3.00% with respect to Large Capitalization Value Portfolio, 3.00% with respect to Large Capitalization Growth Portfolio, 3.00% with respect to Mid Capitalization Portfolio, 3.00% with respect to Small Capitalization Portfolio, 3.3% with respect to International Equity Portfolio, 3.30% with respect to Health & Biotechnology Portfolio, 3.30% with respect to Technology & Communications Portfolio, 3.30% with respect to Financial Services Portfolio and 3.30% with respect to Energy & Basic Materials Portfolio.

      Subject to the supervision and direction of the Manager and, ultimately, the Trustees, each Adviser manages the securities held by the Portfolio it serves in accordance with the Portfolio's stated investment objectives and policies, makes investment decisions for the Portfolio and places orders to purchase and sell securities on behalf of the Portfolio.

      The following table shows the amount of advisory fees paid by each Portfolio to the Advisers and the amount of the advisory fees waived by the Adviser for the past three fiscal years. No information is included for the Health & Biotechnology , Technology & Communications, Financial Services, Energy & Basic Materials and Mid Capitalization Portfolios, which had not commenced operations as of the date hereof.

                                            MANAGEMENT FEES         ADVISORY FEES
                                             PAID BY FUND          PAID BY MANAGER      ADVISORY FEES WAIVED
                                              TO MANAGER             TO ADVISOR            BY THE MANAGER
                                              ----------             ----------            --------------
U.S. Government Money Market Portfolio

August 31, 2000                                 216,646                 57,012                     --
August 31, 2001                                 199,971                 52,624                  1,393
August 31, 2002                                 168,076                 44,231                105,549

Investment Quality Bond Portfolio

August 31, 2000                                 208,358                 75,767                     --
August 31, 2001                                 217,201                 78,982                     --
August 31, 2002                                 175,475                 63,809                 24,402

Municipal Bond Portfolio

August 31, 2000                                  56,188                 20,432                 58,261
August 31, 2001                                  58,520                 21,280                 55,465
August 31, 2002                                  43,913                 15,968                 88,883

Large Capitalization Value Portfolio

August 31, 2000                                 518,744                239,420                     --
August 31, 2001                                 555,503                256,386                     --
August 31, 2002                                 517,921                239,040                 99,232

Large Capitalization Growth Portfolio

August 31, 2000                                 914,413                422,037                 10,487
August 31, 2001                                 672,698                310,476                     --
August 31, 2002                                 418,211                193,020                 76,305

Small Capitalization Portfolio

August 31, 2000                                 289,146                133,452                 11,138
August 31, 2001                                 312,432                144,199                 73,147
August 31, 2002                                 273,479                126,221                 74,548

International Equity Portfolio

August 31, 2000                                 273,245                145,731                     --
August 31, 2001                                 240,219                128,117                 25,018
August 31, 2002                                 139,073                 74,172                 56,393

      Expenses not expressly assumed by Orbitex-Saratoga under the Management Agreement or by Orbitex Funds Distributor, Inc. under the Administration Agreement are paid by the Trust. Expenses incurred by a Portfolio are allocated among the various Classes of shares pro rata based on the net assets of the Portfolio attributable to each Class, except that 12b-1 fees relating to a particular Class are allocated directly to that Class. In addition, other expenses associated with a particular Class, except advisory or custodial fees, may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class, and the direct allocation to that Class is approved by the Trust's Board of Trustees. The fees payable to each Adviser pursuant to the Investment Advisory Agreements between each Adviser and Orbitex-Saratoga with respect to the Portfolios are paid by Orbitex-Saratoga. Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses among others: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Trust's Advisers, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of maintaining certain required records of the Trust and of pricing the Trust's shares, (d) the charges and expenses of legal counsel and independent accountants for the Trust, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions,
(f) all taxes and corporate fees payable by the Trust to governmental agencies,
(g) the fees of any trade association of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees' meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Manager or Advisers) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.

      The Management Agreement provides that Orbitex-Saratoga will not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement will continue in effect for a period of more than one year from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act.

      The Advisory Agreements for the Portfolios were last approved by the Trustees, including a majority of the Trustees who are not parties to such contract or interested persons of any such parties, on September 20, 2002, for a period two years. In approving the Management and Advisory Agreements, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Manager and the Advisers, the performance, fees and expenses of each Portfolio compared to other similar investment companies, the Managers' and the Adviser's expenses in providing the services, the profitability of the Manager and the Advisers and their affiliated companies and other benefits they derive from their relationship with the Portfolio and the extent to which economies of scale are shared with each Portfolio. The Independent Trustees reviewed reports from management about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Manager and the Advisers and the sub-advisers and the financial strength of the Manager and the Advisers and their affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by legal counsel to the Portfolio as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment that approval of the Management Agreement and the Advisory Agreements were in the best interests of each Portfolio and its shareholders.

      Each Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act). Each Advisory Agreement may be terminated by the Trust, Orbitex-Saratoga, or by vote of a majority of the outstanding voting securities of the Trust, upon written notice to the Adviser, or by the Adviser upon at least 100 days' written notice. Each Advisory Agreement provides that it will continue in effect for a period of more than one year from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.


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      CODE OF ETHICS. The Portfolios, the Manager, the Advisers and Orbitex
Funds Distributor, Inc. have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act with respect to their personnel with access to information about the purchase or sale of securities by the Portfolios. These codes are designed to protect the interests of the Portfolios' shareholders. While these codes contain provisions reasonably necessary to prevent personnel subject to the codes from engaging in unlawful conduct and require compliance review of securities transactions, they do not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Portfolios so long as such investments are made pursuant to the code's requirements.

      ADMINISTRATION AGREEMENT. Orbitex Fund Services, Inc. acts as the Trust's Administrator pursuant to an Administration Agreement which was approved by the Trust's trustees on September 20, 2002, and which became effective November 22, 2002. The Administration Agreement will remain in effect for three years from the date of its effectiveness, and may be continued annually thereafter if approved in accordance with requirements of the 1940 Act. Prior to the Administration Agreement currently in effect, Funds Distributor, Inc. served as the Trust's Administrator pursuant to a contract dated September 21, 1999. For the year ended August 31, 2000, each of the following Portfolios accrued the following amounts in administrative fees: U.S. Government Money Market, $36,600; Investment Quality Bond, $29,280; Municipal Bond, $9,150; Large Capitalization Value, $51,240; Large Capitalization Growth, $80,520; Small Capitalization, $25,620; and International Equity, $18,300. For the year ended August 31, 2001, each of the following Portfolios accrued the following amounts in administrative fees: U.S. Government Money Market, $36,500; Investment Quality Bond, $29,200; Municipal Bond, $9,125; Large Capitalization Value, $51,100; Large Capitalization Growth, $80,300; Small Capitalization, $25,550; and International Equity, $18,250. For the year ended August 31, 2002, each of the following Portfolios accrued the following amounts in administrative fees: U.S. Government Money Market, $43,616; Investment Quality Bond, $41,177; Municipal Bond, $9,967; Large Capitalization Value, $108,677; Large Capitalization Growth, $92,685; Small Capitalization, $58,532; and International Equity, $26,499. No information is included for the Health & Biotechnology , Technology & Communications, Financial Services, Energy & Basic Materials and Mid Capitalization Portfolios, which had not commenced operations as of the date hereof.

      PLAN OF DISTRIBUTION. The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") pursuant to which each Class, other than Class I, pays the Distributor or other entities compensation accrued daily and payable monthly. Class A Shares charge a Rule 12b-1 fee at the annual rate of 0.40% of average daily net assets, and Classes B and C each charge Rule 12b-1 fees at the annual rate of 1.0% of average daily net assets. The Distributor or other entities also receive the proceeds and contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan.

      The Distributor has informed the Trust that a portion of the fees payable each year pursuant to the Plan equal to 0.25% of such Class's average daily net assets are currently each characterized as a "service fee" under the Rules of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class is characterized as an "asset-based sales charge" as defined in the aforementioned Rules of the Association.

      For the fiscal years ended August 31, 2000, 2001 and 2002 the Portfolios paid the following fees pursuant to the Plans:

U.S. Government Money Market Portfolio
Class B                                                               $   1,132


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Class C                                                                  13,098

Investment Quality Bond Portfolio
Class B                                                                   3,837
Class C                                                                  18,208

Municipal Bond Portfolio
Class B                                                                     264
Class C                                                                   3,788

Large Capitalization Value Portfolio
Class B                                                                   9,701
Class C                                                                  35,526

Large Capitalization Growth Portfolio
Class B                                                                   7,962
Class C                                                                  30,331

Small Capitalization Portfolio
Class B                                                                   4,498
Class C                                                                  14,501

International Equity Portfolio
Class B                                                                   1,984
Class C                                                                   7,038

      The Plan was adopted by a majority vote of the Board of Trustees, including all of the Trustees of the Trust who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on the Plan, on October 9, 1998 and was last approved on April 10, 2002, effective as of April 26, 2002.

      Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts extended by the Distributor or other entities under the Plan and the purpose for which such expenditures were made.

      The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Class or Classes of the Trust, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

      At any given time, the expenses in distributing shares of each Portfolio may be in excess of the total of (i) the payments made by the Portfolio pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of shares. For example, if $1 million in expenses in distributing shares of a Portfolio had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. Because there is not a requirement under the Plan that the


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

Distributor or other entities be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Portfolio. Although there is no legal obligation for the Portfolio to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs. If expenses in distributing shares are less than payments made for distributing shares, the Distributor or other entities will retain the full amount of the payments.

      POSSIBLE ADDITIONAL PORTFOLIO SERIES. If additional Portfolios are created by the Board of Trustees, shares of each such Portfolio will be entitled to vote as a group only to the extent permitted by the 1940 Act (see below) or as permitted by the Board of Trustees.

      Under Rule 18f-2 of the 1940 Act, any matter required to be submitted to a vote of shareholders of any investment company which has two or more series outstanding is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of trustees or the ratification of the selection of accountants. Approval of an investment management or distribution plan and a change in fundamental policies would be regarded as matters requiring separate voting by each Portfolio. The Rule contains provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

      PORTFOLIO TRANSACTIONS. Each Adviser is responsible for decisions to buy and sell securities, futures contracts and options thereon, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. As most, if not all, purchases made by the Income Portfolios are principal transactions at net prices, those Portfolios pay no brokerage commissions; however, prices of debt obligations reflect mark-ups and mark-downs which constitute compensation to the executing dealer. Each Portfolio will pay brokerage commissions on transactions in listed options and equity securities. Prices of portfolio securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of debt securities purchased from dealers include a spread between the bid and asked prices. Each Adviser seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers during the course of an underwriting in return for their brokerage and research services, which are intangible and on which no dollar value can be placed. There is no formula for such allocation. The research information may or may not be useful to one or more of the Portfolios and/or other accounts of the Advisers; information received in connection with directed orders of other accounts managed by the Advisers or its affiliates may or may not be useful to one or more of the Portfolios. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Advisers, to make available additional views for consideration and comparison, and to enable the Advisers to obtain market information for the valuation of securities held in a Portfolio's assets.

      Sales of shares of each Portfolio, subject to applicable rules covering the Distributor's activities in this area, mayalso be considered as a factor in the direction of portfolio transactions to dealers, but only in conformity with the price, execution and other considerations and practices discussed above. Each of the Advisers currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of each


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

Adviser to cause purchase or sale transactions to be allocated among the Portfolios and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Portfolios and other client accounts, the main factors considered are the respective investment objectives, the relative size of Portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios of each Portfolio and other client accounts. When orders to purchase or sell the same security on identical terms are placed by more than one of the Portfolios and/or other advisory accounts managed by an Adviser or its affiliates, the transactions are generally executed as received, although a Portfolio or advisory account that does not direct trades to a specific broker ("free trades") usually will have its order executed first. Purchases are combined where possible for the purpose of negotiating brokerage commissions, which in some cases might have a detrimental effect on the price or volume of the security in a particular transaction as far as the Portfolio is concerned. Orders placed by accounts that direct trades to a specific broker will generally be executed after the free trades. All orders placed on behalf of the Portfolio are considered free trades.

      However, having an order placed first in the market does not necessarily guarantee the most favorable price.

      Subject to the above considerations, an affiliated broker may act as a securities broker or futures commission merchant for the Trust. In order for an affiliate of an Adviser or Orbitex-Saratoga to effect any Portfolio transactions for the Trust, the commissions, fees or other remuneration received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow an affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not "interested" persons, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

      For the fiscal years ended August 31, 2000, 2001 and 2002, the Trust paid brokerage commissions of approximately $351,000, $322,000, and $406,000 respectively. For the fiscal years ended August 31, 2000, 2001 and 2002, the Trust paid no affiliated brokerage commissions.

DETERMINATION OF NET ASSET VALUE

      The net asset value per share for each class of shares of each Portfolio is determined each day the New York Stock Exchange (the "Exchange") is open, as of the close of the regular trading session of the Exchange that day (currently 4:00 p.m. Eastern Time), by dividing the value of a Portfolio's net assets by the number of its shares outstanding.

      The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. It may also close on other days.

      Securities listed on a national securities exchange or designated national market system securities are valued at the last reported sale price on that day, or, if there has been no sale on such day or on the previous day on which the Exchange was open (if a week has not elapsed between such days), then the value of such security is taken to be the reported bid price at the time as of which the value is being ascertained. Securities actively traded in the over-the-counter market but not designated as national market system securities are valued at the last quoted bid price. Any securities or other assets for which


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

current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. The value of a foreign security is determined in its national currency and that value is then converted into its US dollar equivalent at the foreign exchange rate in effect on the date of valuation.

      The Trust's Board of Trustees has approved the use of nationally recognized bond pricing services for the valuation of each Portfolio's debt securities. The services selected create and maintain price matrices of U.S. Government and other securities from which individual holdings are valued shortly after the close of business each trading day. Debt securities not covered by the pricing services are valued upon bid prices obtained from dealers who maintain an active market therein or, if no readily available market quotations are available from dealers, such securities (including restricted securities and OTC options) are valued at fair value under the Board's procedures. Short-term (having a maturity of 60 days or less) debt securities are valued at amortized cost.

      Puts and calls are valued at the last sales price therefor, or, if there are no transactions, at the last reported sales price that is within the spread between the closing bid and asked prices on the valuation date. Futures are valued based on their daily settlement value. When a Portfolio writes a call, an amount equal to the premium received is included in the Portfolio Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted ("marked-to-market") to reflect the current market value of the call. If a call written by a Portfolio is exercised, the proceeds on the sale of the underlying securities are increased by the premium received. If a call or put written by a Portfolio expires on its stipulated expiration date or if a Portfolio enters into a closing transaction, it will realize a gain or loss depending on whether the premium was more or less than the transaction costs, without regard to unrealized appreciation or depreciation on the underlying securities. If a put held by a Portfolio is exercised by it, the amount the Portfolio receives on its sale of the underlying investment is reduced by the amount of the premium paid by the Portfolio.

      The U.S. Government Money Market Portfolio utilizes the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of the shares of the Portfolio. The Portfolio utilizes the amortized cost method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally, in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During such periods, the yield to investors in the Portfolio may differ somewhat from that obtained in a similar company which uses mark to market values from all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less
(more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.

      The Portfolio's use of the amortized cost method to value its portfolio securities and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 of the 1940 Act (the "Rule"), and is conditioned on its compliance with various conditions including: (a) the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the Portfolio's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Portfolios investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) the procedures include (i) calculation, at such intervals as the Trustees determine are appropriate and as are reasonable in light of current market


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

conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) periodic review by the Trustees of the amount of deviation as well as methods used to calculate it; and (iii) maintenance of written records of the procedures, the Trustees' considerations made pursuant to them and any actions taken upon such considerations; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as they deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses or as provided by the Agreement and Declaration of Trust, reducing the number of the outstanding shares of the Portfolio to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders). Any reduction of outstanding shares will be effected by having each shareholder proportionately contribute to the Portfolio's capital the necessary shares that represent the amount of excess upon such determination. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investment in the Portfolio.

      The Rule further requires that the Portfolio limit its investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities (as defined below). The Rule also requires the Portfolio to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with remaining maturity of more than thirteen months. Should the disposition of a Portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Portfolio would be required to invest its available cash in such a manner as to reduce such maturity to 90 days or less as soon as reasonably practicable.

      Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio instrument is deemed to be the period remaining (calculated from the trade date or such other date on which the Portfolio's interest in the instrument is subject to market action) until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made.

      A variable rate obligation that is subject to a demand feature is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

      An Eligible Security is defined in the Rule to mean a security which: (a) has a remaining maturity of thirteen months or less; (b) (i) is rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") that have issued a short-term rating with respect to the security or class of debt obligations of the issuer, or (ii) if only one NRSRO has issued a short-term rating with respect to the security, then by that NRSRO; (c) was a long-term security at the time of issuance whose issuer has outstanding a short-term debt obligation which is comparable in priority and security and has a rating as specified in clause (b) above; or (d) if no rating is assigned by any NRSRO as provided in clauses (b) and (c) above, the unrated security is determined by the Board to be of comparable quality to any such rated security.

      As permitted by the Rule, the Trustees have delegated to the Portfolio's Adviser, subject to the Trustees' oversight pursuant to guidelines and procedures adopted by the Trustees, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.


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

      If the Trustees determine that it is no longer in the best interests of the Portfolio and its shareholders to maintain a stable price of $1.00 per share, or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the Trustees have the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Trust will notify shareholders of any such change.

      The Portfolio will manage its portfolio in an effort to maintain a constant $1.00 per share price, but it cannot assure that the value of its shares will never deviate from this price. Since dividends from net investment income are declared and reinvested on a daily basis, the net asset value per share, under ordinary circumstances, is likely to remain constant. Otherwise, realized and unrealized gains and losses will not be distributed on a daily basis but will be reflected in the Portfolio's net asset value. The amounts of such gains and losses will be considered by the Trustees in determining the action to be taken to maintain the Trust's $1.00 per share net asset value. Such action may include distribution at any time of part or all of the then accumulated undistributed net realized capital gains, or reduction or elimination of daily dividends by an amount equal to part or all of the then accumulated net realized capital losses. However, if realized losses should exceed the sum of net investment income plus realized gains on any day, the net asset value per share on that day might decline below $1.00 per share. In such circumstances, the Trust may eliminate the payment of daily dividends for a period of time in an effort to restore the Trust's $1.00 per share net asset value. A decline in prices of securities could result in significant unrealized depreciation on a mark-to-market basis. Under these circumstances the Portfolio may reduce or eliminate the payment of dividends and utilize a net asset value per share as determined by using available market quotations or reduce the number of its shares outstanding.

PORTFOLIO YIELD AND TOTAL RETURN INFORMATION

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

      CURRENT YIELD AND EFFECTIVE YIELD. The Trust may from time to time advertise the current yield and effective annual yield of the U.S. Government Money Market Portfolio calculated over a 7-day period. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the share but excluding any capital changes. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the Portfolio, and its operating expenses. The Portfolio may also prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized 7-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

365/7 Effective Yield = [(base period return +1) ] -1

OTHER PORTFOLIOS

      YIELDS. Yield information may be useful to investors in reviewing a Portfolio's performance. However, a number of factors should be considered before using yield information as a basis for comparison with other investments. An investment in any of the Portfolios of the Trust is not insured; yield is not guaranteed and normally will fluctuate on a daily basis. The yield for any given past period is not an indication or representation of future yields or rates of return. Yield is affected by Portfolio quality, Portfolio maturity, type of instruments held and operating expenses. When comparing a Portfolio's yield with that of other investments, investors should understand that certain other investment alternatives such


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as money-market instruments or bank accounts provide fixed yield and also that bank accounts may be insured.

      The Trust may from time to time advertise the yield of a Portfolio as calculated over a 30-day period. This yield will be computed by dividing the Trust's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. The average number of shares used in determining the net investment income per share will be the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. In accordance with regulations of the Securities and Exchange Commission, income will be computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all expenses incurred during the period, which include management and distribution fees. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income, as described in the Prospectus. Yield is calculated according to the following formula:

                       6
         YIELD = 2[(X + 1)-1]
                       cd

         Where:

      x   = daily net investment income, based upon the subtraction of daily accrued expenses from daily accrued income of the Portfolio. Income is accrued daily for each day of the indicated period based upon yield-to-maturity of each obligation held in the Portfolio as of the day before the beginning of any thirty-day period or as of contractual settlement date for securities acquired during the period. Mortgage and other receivables-backed securities calculate income using coupon rate and outstanding principal amount.

      c   = the average daily number of shares outstanding during the period that were entitled to receive dividends.

      d   = the maximum offering price per share on the last day of the period.

      Yield does not reflect capital gains or losses, non-recurring or irregular income. Gain or loss attributable to actual monthly paydowns on mortgage or other receivables-backed obligations purchased at a discount or premium is reflected as an increase or decrease in interest income during the period.

      TAX EQUIVALENT YIELD is computed by dividing that portion of the current yield (computed as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Portfolio that is not tax exempt.

                                  E
         TAX EQUIVALENT YIELD = ------  +  t
                                1 - P

         Where:

         E = tax exempt yield

         P = stated income tax rate

         t = taxable yield

      The Municipal Bond Portfolio may advertise tax-equivalent yields at varying assumed tax rates.

AVERAGE ANNUAL TOTAL RETURN

      The Trust may from time to time advertise the aggregate total return of a Portfolio. These figures are computed separately for Class I, Class A, Class B and Class C shares. A Portfolio's aggregate total return figures represent the cumulative change in the value of an investment in the Portfolio for the specified period and are computed by the following formula:

         ERV - P
         -------
            P

         Where:

         P      = a hypothetical initial payment of $1,000.

         ERV    = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of the 1, 5, or 10 year period at the end of the 1, 5 or 10 year period (or fractional portion thereof).

      Unaveraged or cumulative total returns reflect the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns and other performance information may be quoted numerically or in a table, graph or similar illustration.

      Each Fund may periodically advertise "average annual total return," "average annual total return after taxes on distributions," and "average annual total return after taxes on distributions and redemption." "Average annual total return," as defined by the Securities and Exchange Commission ("SEC"), is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

         n P(1 + T) = ERV

Where:                    P       =        a hypothetical $1,000
                          T       =        average annual total return
                          n       =        number of years
                          ERV     =        ending redeemable value at the end of
                                           the applicable period of the
                                           hypothetical $1,000 investment made
                                           at the beginning of the applicable
                                           period.

      The computation assumes that all dividends and distributions are reinvested at the net asset value (including any applicable sales load) on the reinvestment dates during the period and that a complete redemption occurs at the end of the applicable period.

      "Average annual total return after taxes on distributions," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

            n
         P(1 + T) = ATV
            D

Where:            P       =        a hypothetical $1,000 initial investment
                  T       =        average annual total return (after taxes on
                                   distributions)
                  n       =        number of years
                  ATV     =        ending value at the end of the applicable
                  D       =        period of the hypothetical $1,000
                                   investment made at the
                                   beginning of the applicable
                                   period, after taxes on fund
                                   distributions but not after
                                   taxes on redemption.

      The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

      "Average annual total return after taxes on distributions and redemption," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

            n
         P(1 + T) = ATV
            DR

Where:            P       =        a hypothetical $1,000 initial investment
                  T       =        average annual total return (after taxes on
                                   distributions and redemption)
                  n       =        number of years
                  ATV     =        ending value at the end of the applicable
                  DR      =        period of the hypothetical $1,000 investment
                                   made at the beginning of the applicable
                                   period, after taxes on fund distributions and redemption.

      The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

      The average annual returns (below and after taxes) for Class I on an investment made in Class I shares of the Portfolios for the one- and five year periods ended August 31, 2002 and for the period of inception (September 2, 1994) through August 31, 2002 are as follows:

                                            1 Year        5 Year      Inception
                                            ------        ------      ---------
Large Capitalization Value (Class I)
   before taxes                             -26.20%       -0.90%        8.06%
   after taxes on distributions             -27.93%       -2.55%        6.70%
   after taxes on distributions and
     redemptions                            -14.73%       -0.88%        6.45%
Large Capitalization Growth (Class I)
   before taxes                             -24.78%       -3.94%        4.91%
   after taxes on distributions             -24.82%       -4.96%        4.19%

                                            1 Year        5 Year      Inception
                                            ------        ------      ---------
   after taxes on distributions and
     redemptions                            -15.16%       -2.59%        4.42%
Small Capitalization (Class I)
   before taxes                              -5.43%        3.46%        8.81%
   after taxes on distributions              -8.94%       -0.43%        5.81%
   after taxes on distributions and
     redemptions                             -3.12%        0.82%        5.78%
International Equity (Class I)
   before taxes                             -22.20%       -5.65%       -2.33%
   after taxes on distributions             -22.20%       -6.26%       -2.87%
   after taxes on distributions and
     redemptions                            -13.63%       -4.32%       -1.83%
Investment Quality Bond (Class I)
   before taxes                               8.07%        6.58%        6.30%
   after taxes on distributions               6.00%        4.45%        4.14%
   after taxes on distributions and
     redemptions                              4.93%        4.21%        3.97%
Municipal Bond (Class I)
   before taxes                               4.01%        5.04%        5.29%
   after taxes on distributions               3.97%        4.98%        5.25%
   after taxes on distributions and
     redemptions                              4.02%        4.86%        5.11%
U.S. Government Money Market (Class I)
     before taxes                             1.61%        3.94%        4.24%

      The average annual returns (before and after taxes) for Class A on an investment made in Class A shares of the Portfolios (including any applicable sales load) for the one-year period ended April 30, 2002 and for the period of inception through April 30, 2002 are as follows:

                                                           1 Year     Inception
                                                           ------     ---------
Health & Biotechnology (Class A)
   before taxes                                            -14.87%      13.98%
   after taxes on distributions                            -14.87%      13.61%
   after taxes on distributions and redemptions             -9.13%      11.29%
Technology & Communications (Class A)
   before taxes                                            -56.16%      -5.23%
   after taxes on distributions                            -56.16%      -8.47%
   after taxes on distributions and redemptions            -34.48%      -2.26%
Financial Services (Class A)
   before taxes                                             -1.63%       4.48%
   after taxes on distributions                             -1.63%       4.37%
   after taxes on distributions and redemptions             -1.00%       3.54%
Energy & Basic Materials (Class A)
   before taxes                                            -12.50%       6.66%
   after taxes on distributions                            -15.99%       4.66%
   after taxes on distributions and redemptions             -8.14%       4.22%

      * April 30 was the fiscal year end of the Portfolios as series of the Orbitex family of funds, and the Portfolios' performance is from the period prior to their reorganization into the Trust.

      The average annual returns (before and after taxes) for Class B on an investment made in Class B shares of the Portfolios (including any applicable sales load) for the one-year period ended August 31, 2002 and for the period of inception (September 2, 1994) through August 31, 2002 are as follows:

                                                             1 Year    Inception
                                                             ------    ---------
Large Capitalization Value (Class B)
   before taxes                                              -30.05%     -7.12%
   after taxes on distributions                              -31.74%     -8.68%
   after taxes on distributions and redemptions              -17.07%     -5.66%
Large Capitalization Growth (Class B)
   before taxes                                              -29.01%    -16.14%
   after taxes on distributions                              -29.05%    -17.10%
   after taxes on distributions and redemptions              -17.75%    -11.69%
Small Capitalization (Class B)
   before taxes                                              -10.62%      7.32%
   after taxes on distributions                              -14.19%      4.91%
   after taxes on distributions and redemptions               -6.28%      4.81%
International Equity (Class B)
   before taxes                                              -26.53%    -12.63%
   after taxes on distributions                              -26.53%    -13.32%
   after taxes on distributions and redemptions              -16.29%     -9.54%
Investment Quality Bond (Class B)
   before taxes                                                2.04%      4.79%
   after taxes on distributions                                0.38%      3.01%
   after taxes on distributions and redemptions                1.25%      2.92%
Municipal Bond (Class B)
   before taxes                                               -2.10%      2.66%
   after taxes on distributions                               -2.13%      2.61%
   after taxes on distributions and redemptions               -0.12%      2.75%
U.S. Government Money Market (Class B)
    before taxes                                              -4.27%      2.08%

      The average annual returns (before and after taxes) for Class B on an investment made in Class B shares of the Portfolios (including any applicable sales load) for the one-year period ended April 30, 2002 and for the period of inception through April 30, 2002 are as follows:

                                                         1 Year        Inception
                                                         ------        ---------
Health & Biotechnology (Class B)
   before taxes                                          -14.71%        14.84%
   after taxes on distributions                          -14.71%        14.45%
   after taxes on distributions and redemptions           -9.03%        12.01%
Technology & Communications (Class B)
   before taxes                                          -56.20%       -11.00%
   after taxes on distributions                          -56.20%       -14.91%
   after taxes on distributions and redemptions          -34.50%        -6.29%
Financial Services (Class B)
   before taxes                                           -1.14%         5.35%
   after taxes on distributions                           -1.14%         5.24%

                                                         1 Year        Inception
                                                         ------        ---------
   after taxes on distributions and redemptions           -0.70%         4.24%
Energy & Basic Materials (Class B)
   before taxes                                          -12.04%        15.61%
   after taxes on distributions                          -15.76%        12.84%
   after taxes on distributions and redemptions           -7.89%        11.19%

      * April 30 was the fiscal year end of the Portfolios as series of the Orbitex family of funds, and the Portfolios' performance is from the period prior to their reorganization into the Trust.

      The average annual returns (before and after taxes) for Class C on an investment made in Class C shares of the Portfolios (including any applicable sales load) for the one- year period ended August 31, 2002 and for the period of inception (September 2, 1994) through August 31, 2002 are as follows:

                                                             1 Year    Inception
                                                             ------    ---------
Large Capitalization Value (Class C)
   before taxes                                              -27.42%     -6.51%
   after taxes on distributions                              -29.11%     -8.04%
   after taxes on distributions and redemptions              -15.46%     -5.19%
Large Capitalization Growth (Class C)
   before taxes                                              -26.05%    -15.53%
   after taxes on distributions                              -26.09%    -16.47%
   after taxes on distributions and redemptions              -15.93%    -11.26%
Small Capitalization (Class C)
   before taxes                                               -7.24%      8.11%
   after taxes on distributions                              -10.80%      5.73%
   after taxes on distributions and redemptions               -4.21%      5.47%
International Equity (Class C)
   before taxes                                              -23.46%    -12.02%
   after taxes on distributions                              -23.46%    -12.69%
   after taxes on distributions and redemptions              -14.40%     -9.09%
Investment Quality Bond (Class C)
   before taxes                                                6.93%      5.54%
   after taxes on distributions                                5.27%      3.79%
   after taxes on distributions and redemptions                4.25%      3.55%
Municipal Bond (Class C)
   before taxes                                               -2.02%      3.40%
   after taxes on distributions                               -1.99%      3.35%
   after taxes on distributions and redemptions               -2.39%      3.32%
U.S. Government Money Market (Class C)
   before taxes                                                0.27%      2.86%

      The average annual returns (before and after taxes) for Class C on an investment made in Class C shares of the Portfolios (including any applicable sales loads) for the one-year period ended April 30, 2002 and for the period of inception through April 30, 2002 are as follows:

                                                           1 Year      Inception
                                                           ------      ---------
Health & Biotechnology

                                                           1 Year      Inception
                                                           ------      ---------
   before taxes                                            -11.97%       -3.98%
   after taxes on distributions                            -11.97%       -4.37%
   after taxes on distributions and redemptions             -7.35%       -3.30%
Technology & Communications

   before taxes                                            -54.67%      -49.52%
   after taxes on distributions                            -54.67%      -52.28%
   after taxes on distributions and redemptions            -33.57%      -34.04%
Financial Services

   before taxes                                              1.65%        6.87%
   after taxes on distributions                              1.65%        6.76%
   after taxes on distributions and redemptions              1.01%        5.47%

      * April 30 was the fiscal year end of the Portfolios as series of the Orbitex family of funds, and the Portfolios' performance is from the period prior to their reorganization into the Trust.

YIELD FOR 30-DAY PERIOD
ENDED AUGUST 31, 2002

PORTFOLIO

Investment Quality Bond Portfolio
         Class I                                4.23%
         Class B                                3.28%
         Class C                                5.26%

PORTFOLIO

Municipal Bond Portfolio
         Class I                                3.39%
         Class B                                2.39%
         Class C                                2.39%

TAX EQUIVALENT YIELD FOR 30-DAY PERIOD

                                         AT FEDERAL INCOME   AT FEDERAL INCOME  AT FEDERAL INCOME   AT FEDERAL INCOME
                        30 DAY PERIOD           TAX                 TAX                TAX                 TAX
     PORTFOLIO              ENDED           RATE OF 28%         RATE OF 31%        RATE OF 36%         RATE OF 39%
     ---------              -----           -----------         -----------        -----------         -----------
Municipal
Bond-Class I               8/31/02              4.71%               4.91%              5.30%               5.56%
Municipal
Bond-Class B               8/31/02              3.32%               3.46%              3.73%               3.92%
Municipal
Bond-Class C               8/31/02              3.32%               3.46%              3.73%               3.92%

YIELD FOR SEVEN-DAY PERIOD

PORTFOLIO                              PERIOD ENDED                 CURRENT YIELD               EFFECTIVE YIELD
---------                              ------------                 -------------               ---------------
U.S. Government Money Market
Portfolio-Class I                     August 31, 2002                   0.45%                        0.45%
U.S. Government Money Market
Portfolio-Class B                     August 31, 2002                   0.08%                        0.08%
U.S. Government Money Market
Portfolio-Class C                     August 31, 2002                   0.05%                        0.05%

      From time to time the Portfolios may refer in advertisements to rankings and performance statistics published by (1) recognized mutual fund performance rating services including but not limited to Lipper Analytical Services, Inc. and Morningstar, Inc., (2) recognized indexes including but not limited to the Standard & Poor's Composite Stock Price Index, Russell 2000 Index, Dow Jones Industrial Average, Consumer Price Index, EAFE Index, Lehman Brothers Government/Credit Bond Index, the S&P Barra/Growth Index, the S&P/Barra Value Index, Lehman Municipal Bond Index and (3) Money Magazine and other financial publications including but not limited to magazines, newspapers and newsletters. Performance statistics may include yields, total returns, measures of volatility, standard deviation or other methods of portraying performance based on the method used by the publishers of the information. In addition, comparisons may be made between yields on certificates of deposit and U.S. government securities and corporate bonds, and between value stocks and growth stocks, and may refer to current or historic financial or economic trends or conditions.

      The performance of the Portfolios may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. ("Lipper"), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings, performance may be compared to mutual fund performance indices prepared by Lipper.

      From time to time, a Portfolio's performance also may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Portfolio may quote Morningstar, Inc., in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance.

      Orbitex-Saratoga Capital Management, LLC or Orbitex Funds Distributor, Inc. (the "Distributor") (which replaced Funds Distributor, Inc. as the Trust's distributor effective November 22, 2002) may provide information designed to help individuals understand their investment goals and explore various financial strategies such as general principles of investing, such as asset allocation, diversification, risk tolerance, goal setting, and a questionnaire designed to help create a personal financial profile.

      Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.

      Orbitex-Saratoga Capital Management, LLC or the Distributor may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Portfolios. The Portfolios may also compare performance to that of other compilations or indices that may be developed and made available in the future.

      In advertising materials, the Distributor may reference or discuss its products and services, which may include: retirement investing; brokerage products and services; the effects of dollar-cost averaging and saving for college; and the risks of market timing. In addition, the Distributor may quote financial or business publications and periodicals, including model Portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques.

      The Portfolios may present their fund number, Quotron number, CUSIP number, and discuss or quote their current portfolio manager.

      VOLATILITY. The Portfolios may quote various measures of volatility and benchmark correlation in advertising. In addition, the Portfolios may compare these measures to those of other funds. Measures of volatility seek to compare a fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

      Momentum indicators indicate the Portfolios' price movements over specific periods of time. Each point on the momentum indicator represents the Portfolios' percentage change in price movements over that period.

      The Portfolios may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

      The Portfolios may be available for purchase through retirement plans or other programs offering deferral of or exemption from income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 28% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

CERTAIN TAX CONSIDERATIONS

      GENERAL. The following discussion is only a summary of certain tax considerations generally affecting the Trust, each Portfolio of the Trust, and shareholders of Portfolios, and is not intended as a substitute for careful tax planning. The discussion does not purport to deal with all of the Federal, state and local tax consequences applicable to an investment in each Portfolio or to all categories of investors, some of which may be subject to special rules. Tax issues relating to the Trust generally are not a consideration for shareholders such as tax-exempt entities and tax advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations.

      Each Portfolio generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax (or, in the case of ordinary dividends of the Municipal Bond Portfolio, may be "exempt-interest dividends generally exempt from Federal income tax). The tax treatment of the investment activities of each Portfolio will affect the amount and timing and character of the distributions made by such Portfolio. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

      INVESTMENT COMPANY TAXATION. Each Portfolio intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986. As such, a Portfolio will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

      Each Portfolio in the Trust generally intends to distribute sufficient income and gains so that the Portfolio will not pay corporate income tax on its earnings. Each Portfolio also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. If a Portfolio retains all or part of any net long-term capital gains in any year for reinvestment, the Portfolio will pay federal income tax (and possibly excise tax) on such retained gains.

      Gains or losses on sales of securities by a Portfolio will be long-term capital gains or losses if the securities have a tax holding period of more than one year. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term gains or losses.

      As a general rule, a Portfolio's transactions in futures contracts and options will increase or decrease the amount of long-term and short-term capital gains or losses realized by the Portfolio and, accordingly, will affect the amount of capital gains distributed to the Portfolio's shareholders. Gains or losses on a Portfolio's transactions in regulated futures contracts, options on broad-based stock indices, options on stock index futures, certain other futures contracts and options thereon generally are treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. When a Portfolio engages in options and futures transactions, various tax rules may accelerate or defer recognition of certain gains and losses, change the character of certain gains or losses, or alter the holding period of other investments held by the Portfolio. The application of these rules would therefore also affect the amount, timing and character of distributions made by the Portfolio.

      A Portfolio's foreign currency gains or losses from forward contracts, futures contracts that are not "regulated futures contracts", and unlisted options, and certain other foreign currency gains or losses derived with respect to fixed-income securities, are treated as ordinary income or loss. In general, such foreign currency gains or losses will increase or decrease the amount of the Portfolio's income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain. Additionally, if such foreign currency losses exceed other ordinary income during a taxable year, a Portfolio would not be able to make ordinary income distributions for the year.

      If more than 50% of a Portfolio's assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Portfolio.

      Under certain tax rules, a Portfolio may be required to include an amount in income with respect to a security even though the Portfolio does not receive payments in cash attributable to such income in respect of the security during the year. For example, a Portfolio may be required to accrue a portion of any discount at which it purchases a debt security as income in each year. In addition, if the Portfolio invests in an equity security of a non-U.S. corporation classified as a "passive foreign investment company" for U.S. tax purposes, the application of certain technical tax provisions applying to investments in such companies may result in the Portfolio being required to accrue income in respect of the security without any receipt of cash attributable to such income. To the extent that a Portfolio invests in any securities producing such "phantom income", the Portfolio will nonetheless be required to make income distributions of such phantom income in order to avoid taxation of such income at the Portfolio level. Such distributions will be required to be made from available cash of the Portfolio or by liquidation or Portfolio securities if necessary. If a distribution of cash necessitates the liquidation of Portfolio securities, the Portfolio may realize a gain or loss from such sales. Any net capital gains realized from such transactions may result in larger capital gain distributions (if any) to shareholders than they would have received in the absence of such transactions.

THE U.S. GOVERNMENT MONEY MARKET PORTFOLIO

      The U.S. Government Money Market Portfolio intends to distribute all of its daily net investment income (and net short-term capital gains, if any) to shareholders of record as of the close of business the preceding business day. Net investment income, for dividend purposes, includes accrued interest and amortization of acquisition, original issue and market discount, plus or minus any short-term gains or losses realized on sales of portfolio securities, less the amortization of market premium and the estimated expenses of the Portfolio. Net income will be calculated immediately prior to the determination of net asset value per share of the U.S. Government Money Market Portfolio. On occasion, in order to maintain a constant $1.00 per share net asset value, the managers of the U.S. Government Money Market Portfolio may direct that the number of outstanding shares be reduced in each shareholder's account. Such reduction may result in taxable income to a shareholder in excess of the net increase (i.e. dividends, less such reductions), if any, in the shareholder's account for a period of time. Furthermore, such reduction may be realized as a capital loss when the shares are liquidated.

THE MUNICIPAL BOND PORTFOLIO

      Because the Municipal Bond Portfolio will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Bond Portfolio is not deductible for Federal income tax purposes. If a shareholder of the Municipal Bond Portfolio receives exempt-interest dividends with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share may, to the extent of such exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt-interest dividend paid by the Municipal Bond Portfolio which represents income derived from private activity bonds held by the Portfolio may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, as noted in the Prospectus, some of the Municipal Bond Portfolio's dividends may be a specific preference item or a component of an adjustment item, for purposes of the Federal individual and corporate alternative minimum taxes. In addition, the receipt of dividends and distributions from the Municipal Bond Portfolio also may affect a Subchapter S corporate shareholder's Federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they are (a) substantial users with respect to a facility or related to such users within the meaning of the Code or (b) subject to a Federal alternative minimum tax, the Federal environmental tax, the Federal branch profits tax or the Federal excess net passive income tax.

      Each shareholder of the Municipal Bond Portfolio will receive after the close of the calendar year an annual statement as to the Federal income tax status of his or her dividends and distributions from the

Portfolio for the prior calendar year. These statements also will designate the amount of exempt-interest dividends that is a specified preference in term for purposes of the Federal individual and corporate alternative minimum taxes. Each shareholder of the Municipal Bond Portfolio will also receive a report of the percentage and source on a state-by-state basis of interest income on municipal obligations received by the Portfolio during the preceding year. Shareholders should consult their tax advisers as to any other state and local taxes that may apply to these dividends and distributions. In the event that the Municipal Bond Portfolio derives taxable net investment income, it intends to designate as taxable dividends the same percentage of each day's dividend as its actual taxable net investment income bears to its total taxable net investment income earned on that day. Therefore, the percentage of each day's dividend designated as taxable, if any, may vary from day to day.

      From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Municipal Bond Portfolio could be affected. In that event the Board of Trustees of the Trust would reevaluate the investment objections and policies of the Municipal Bond Portfolio.

      Individuals are often exempt from state and local personal income taxes on distributions of tax-exempt interest income derived from obligations of issuers located in the state in which they reside when these distributions are received directly from these issuers, but are usually subject to such taxes on income derived from obligations of issuers located in other jurisdictions. The discussion does not purport to deal with all of the Federal, state and local tax consequences applicable to an investment in the Municipal Bond Portfolio, or to all categories of investors, some of which may be subject to special rules. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations.

ALL PORTFOLIOS

      TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from any Portfolio in the Trust (other than "exempt-interest dividends" received from the Municipal Bond Portfolio). Any dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.

      Any net long-term capital gains realized by a Portfolio will be distributed annually as described in the Prospectus. Such distributions ("capital gain dividends") will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of the Portfolio and regardless of whether the distribution is received in additional shares or in cash. Such distributions will be designated as capital gain dividends in a written notice mailed by the Portfolio to shareholders after the close of the Portfolio's taxable year. If a shareholder receives a capital gain dividend with respect to any share and if the share has been held by the shareholder for six months or less, then any loss (to the extent not disallowed pursuant to the other six-month rule described above relating to exempt-interest dividends) on the sale or exchange of such share will be treated as a long-term capital loss to the extent of the capital gain dividend. Short-term capital gains will be distributed annually as ordinary income as required by the Internal Revenue Code.

      At August 31, 2002, the following Portfolios had, for Federal income tax purposes, unused capital loss carryforwards available to offset future capital gains:

NAME OF PORTFOLIO                          TOTAL              Expires
-----------------                          -----              -------

Large Capitalization Growth              $8,141,985      Between August 31, 2009
Portfolio                                                and August 31, 2010

International Equity Portfolio           $2,295,338      Between August 31, 2009
                                                         and August 31, 2010

Technology & Communications Portfolio  $246,016,667      2010

Health & Biotechnology Portfolio         $1,489,328      2010

Financial Services Portfolio               $209,292      2010

Energy & Basic Materials Portfolio         $819,571      2010



Energy & Basic Materials Portfolio

      Shareholders generally are taxed on any ordinary dividend or capital gain distributions from a Portfolio in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

      Subject to certain exceptions, a domestic corporate shareholder may be eligible for a 70% dividends received deduction to the extent that each Portfolio earns and distributes qualifying dividends from its investments. Distributions of net capital gains by a Portfolio will not be eligible for the dividends received deduction.

      Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by a Portfolio.

      After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

      PURCHASES, REDEMPTIONS AND EXCHANGES. Any dividend or capital gains distribution received by a shareholder from any regulated investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would represent economically in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Portfolio shares immediately prior to a distribution record date. In general, a sale of shares results in capital gain or loss and, for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Portfolio shares normally is treated as a sale for tax purposes. Portfolio shares held for a period of one year or less will, for tax purposes, generally result in short-term gains or losses and those held for more than one year generally result in long-term gain or loss. Under current law, the maximum tax rate on long-term capital gains is 20%. Any loss realized by shareholders upon a redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

      Gain or loss on the sale or redemption of shares in a Portfolio is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average costs basis in determining the gain or loss on the sale or redemption of shares.

      Exchange of a Portfolio's shares for shares of another fund, including shares of other Portfolios in the Saratoga Advantage Trust, are subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

      If a shareholder realizes a loss on the redemption or exchange of a Portfolio's shares and reinvests in that Portfolio's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

      BACKUP WITHHOLDING. If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to backup withholding, then the shareholder may be subject to backup withholding with respect to (a) taxable dividends and distributions, and (b) the proceeds of any redemptions of shares of a Portfolio. An individual's taxpayer identification number is his or her social security number. Backup withholding is not an additional tax and will be credited against a taxpayer's regular Federal income tax liability.

ADDITIONAL INFORMATION

      Computation of Offering Price Per Share

      The offering price for Class I, Class B and Class C shares of the Portfolios, based on the value of each Portfolio's net assets and the number of shares outstanding as of August 31, 2002, is calculated as set forth below. No information is included for the Health & Biotechnology , Technology & Communications, Financial Services, Energy & Basic Materials and Mid Capitalization Portfolios, which had not commenced operations as of the date hereof. In addition, no information is provided for Class A shares which had not commenced operations as of the date hereof.

Large Capitalization Value            Class I              Class B              Class C
--------------------------            -------              -------              -------
Net assets                         $ 57,693,907           $651,808            $2,739,686
Number of shares outstanding          4,432,862               51,613              216,958
Net asset value per share
(net assets divided by
number of shares outstanding)         $13.02               $12.63               $12.63

Large Capitalization Growth           Class I              Class B              Class C
---------------------------           -------              -------              -------
Net assets                          $44,237,540           $547,438            $2,051,179
Number of shares outstanding         3,888,647             49,943               186,735
Net asset value per share
(net assets divided by
number of shares outstanding)         $11.38               $10.96               $10.98

Small Capitalization                  Class I              Class B              Class C
--------------------                  -------              -------              -------
Net assets                          $29,037,282           $408,669            $1,213,847
Number of shares outstanding         2,829,941             41,441               122,743
Net asset value per share
(net assets divided by
number of shares outstanding)         $10.26                $9.86                $9.89

International Equity                  Class I              Class B              Class C
--------------------                  -------              -------              -------
Net assets                          $13,484,686           $132,153             $516,966
Number of shares outstanding         1,904,817             19,259               75,341
Net asset value per share
(net assets divided by
number of shares outstanding)          $7.08                $6.86                $6.85

Investment Quality Bond               Class I              Class B              Class C
-----------------------               -------              -------              -------
Net assets                          $30,847,032           $453,038            $2,402,749
Number of shares outstanding         2,881,201             42,337               224,366
Net asset value per share
(net assets divided by
number of shares outstanding)         $10.71               $10.70               $10.71

Municipal Bond                        Class I              Class B              Class C
--------------                        -------              -------              -------
Net assets                          $9,681,205             $23,918             $794,498
Number of shares outstanding          910,669               2,250               74,533
Net asset value per share
(net assets divided by
number of shares outstanding)         $10.63               $10.63               $10.66

U.S. Government Money Market          Class I              Class B              Class C
----------------------------          -------              -------              -------
Net assets                          $37,480,716            $97,028            $1,342,389
Number of shares outstanding        37,581,717             97,385              1,344,827
Net asset value per share
(net assets divided by
number of shares outstanding)          $1.00                $1.00                $1.00

      DESCRIPTION OF THE TRUST. It is not contemplated that regular annual meetings of shareholders will be held. Shareholders of each Portfolio have the right, upon the declaration in writing or vote by two-thirds of the outstanding shares of the Portfolio, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders (for at least six months) of 10% of its outstanding shares. In addition, 10 shareholders holding the lesser of $25,000 or 1% of a Portfolio's outstanding shares may advise the Trustees in writing that they wish to communicate with other shareholders of that Portfolio for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give the applicants access to the Portfolio's shareholder list or mail the applicant's communication to all other shareholders at the applicant's expense.

      When issued, shares of each class are fully paid and have no preemptive, conversion (except Class B Shares) or other subscription rights. Each class of shares represents identical interests in the applicable Portfolio's investment Portfolio. As such, they have the same rights, privileges and preferences, except with respect to: (a) the designation of each class, (b) the effect of the respective sales charges, if any, for each class, (c) the distribution fees borne by each class, (d) the expenses allocable exclusively to each class, (e) voting rights on matters exclusively affecting a single class and (f) the exchange privilege of each class. Upon liquidation of the Trust or any Portfolio, shareholders of each class of shares of a Portfolio are entitled to share pro rata in the net assets of that class available for distribution to shareholders after all debts and expenses have been paid. The shares do not have cumulative voting rights.

      The assets received by the Trust on the sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to each Portfolio, and constitute the assets of such Portfolio. The assets of each Portfolio are required to be segregated on the Trust's books of account. Expenses not otherwise identified with a particular Portfolio will be allocated fairly among two or more Portfolios by the Board of Trustees. The Trust's Board of Trustees has agreed to monitor the Portfolio transactions and management of each of the Portfolios and to consider and resolve any conflict that may arise.

      The Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for each Portfolio's obligations, and provides that each Portfolio shall indemnify any shareholder who is held personally liable for the obligations of that Portfolio. It also provides that each Portfolio shall assume, upon request, the defense of any claim made against any shareholder for any act or obligation of that Portfolio and shall satisfy any judgment thereon.

      INDEPENDENT AUDITORS. Ernst & Young, LLP, serves as the independent auditors of the Trust and of each Portfolio. PricewaterhouseCoopers LLP, served as independent auditors to the Predecessor Orbitex Funds. Their services include auditing the annual financial statements and financial highlights of each Portfolio as well as other related services.

      TRUST COUNSEL. Mayer, Brown, Rowe & Maw, located at 1675 Broadway, New York, New York 10019, acts as the Trust's legal counsel.

      CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT. The Bank of New York, located at 15 Broad Street, 7th Floor, New York, New York 10286, is the custodian of the assets of the Trust.

      DISTRIBUTION OPTIONS. Shareholders may change their distribution options by giving the Transfer Agent three days prior notice in writing.

      TAX INFORMATION. The Federal tax treatment of the Portfolios' dividends and distributions is explained in the Prospectus under the heading "Dividends, Distributions and Taxes." A Portfolio will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all its ordinary income for that year and capital gains for the one year period ending on October 31 of that year.

      RETIREMENT PLANS. The Distributor may print advertisements and brochures concerning retirement plans, lump sum distributions and 401-k plans. These materials may include descriptions of tax rules, strategies for reducing risk and descriptions of 401-k programs. From time to time hypothetical investment programs illustrating various tax-deferred investment strategies will be used in brochures, sales literature, and omitting prospectuses. The following examples illustrate the general approaches that will be followed. These hypotheticals will be modified with different investment amounts, reflecting the amounts that can be invested in different types of retirement programs, different assumed tax rates, and assumed rates of return. They should not be viewed as indicative of past or future performance of any of the Distributor's products.

      REDEMPTION IN KIND. If the Board of Trustees determines that it would be detrimental to the best interests of a Portfolio's shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio's net assets by a distribution in kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

      EXAMPLES

      Benefits of Long-Term Tax-Free Compounding - Single Sum

      Amount of Contribution: $100,000 Rates of Return

YEARS                              8.00%             10.00%             12.00%
-----                              -----             ------             ------
                                                  VALUE AT END
                                                  ------------
 5                              $  146,933         $  161,051         $  176,234
10                              $  215,892         $  259,374         $  310,585
15                              $  317,217         $  417,725         $  547,357
20                              $  466,096         $  672,750         $  964,629
25                              $  684,848         $1,083,471         $1,700,006
30                              $1,006,266         $1,744,940         $2,995,992

      Benefits of Long-Term Tax-Free Compounding - Periodic Investment

      Amount Invested Annually: $2,000 Rates of Return

YEARS                              8.00%             10.00%             12.00%
-----                              -----             ------             ------
                                                  VALUE AT END
                                                  ------------

                                  $ 12,672           $ 13,431           $ 14,230
10                                $ 31,291           $ 35,062           $ 39,309
15                                $ 58,649           $ 69,899           $ 83,507
20                                $ 98,846           $126,005           $161,397
25                                $157,909           $216,364           $298,668
30                                $244,692           $361,887           $540,585

      Comparison of Taxable and Tax-Free Investing--Periodic Investments (Assumed Tax Rate: 28%)

      Amount of Annual Contribution (Pre-Tax): $2,000

      Tax Deferred Rates of Return

YEARS                              8.00%             10.00%             12.00%
-----                              -----             ------             ------
                                                  VALUE AT END
                                                  ------------

                                  $ 12,672           $ 13,431           $ 14,230
10                                $ 31,291           $ 35,062           $ 39,309
15                                $ 58,649           $ 69,899           $ 83,507
20                                $ 98,846           $126,005           $161,397
25                                $157,909           $216,364           $298,668
30                                $244,692           $361,887           $540,585

      Annual Contribution (After Tax): $1,440 Fully Taxed Rates of Return

YEARS                              5.76%              7.20%               8.64%
-----                              -----              -----               -----
                                                   VALUE AT END
                                                   ------------

 5                                $  8,544           $  8,913           $  9,296
10                                $ 19,849           $ 21,531           $ 23,364
15                                $ 34,807           $ 39,394           $ 44,654
20                                $ 54,598           $ 64,683           $ 76,874
25                                $ 80,785           $100,485           $125,635
30                                $115,435           $151,171           $199,429

         Comparison of Tax Deferred Investing -- Deducting Taxes at End (Assumed Tax Rate at End: 28%)

         Amount of Annual Contribution: $2,000 Tax Deferred Rates of Return

YEARS                               8.00%             10.00%             12.00%
-----                               -----             ------             ------
                                                  VALUE AT END
                                                  ------------

 5                                $ 11,924           $ 12,470           $ 13,046
10                                $ 28,130           $ 30,485           $ 33,903
15                                $ 50,627           $ 58,728           $ 68,525
20                                $ 82,369           $101,924           $127,406
25                                $127,694           $169,782           $229,041
30                                $192,978           $277,359           $406,021

FINANCIAL STATEMENTS

The financial statements and independent auditor's report required to be included in this STATEMENT OF ADDITIONAL INFORMATION are incorporated herein by reference to the Trust's ANNUAL REPORT TO SHAREHOLDERS for the year ended August 31, 2002 (for the Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, and U.S. Government Money Market Fund), to the Annual Report to Shareholders of the Orbitex Funds for the year ended April 30, 2002 (for the Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio, and Energy & Basic Materials Portfolio). The unaudited Semi-Annual Report to Shareholders of the Orbitex Funds for six month period ended October 31, 2002 (for the Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio, and Energy & Basic Materials Portfolio) is also incorporated herein by reference. The Trust will provide these REPORTS without charge upon request by calling the Trust at 1-888-672-4839. . No information is provided for the Mid Capitalization Portfolio because it has not been in operation for a full year.

APPENDIX A-- RATINGS

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

      Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

      Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba. Bonds which are rated Ba are judged to have speculative elements; their future payments cannot be considered as well assured. Often the protection of interest and principal may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Moody's applies the numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS

      Aaa. Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa. Bonds which are rated Aa are judged to be of high quality by all standards. They are rated lower than the Aaa bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.

      A. Bonds which are rated A are judged to be upper medium grade obligations. Security for principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e.; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba. Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times. Uncertainty of position characterizes bonds in this class.

      B. Bonds which are rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of other terms of the contract over long periods may be small.

      Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be elements of danger present with respect to principal or interest.

DESCRIPTION OF S&P CORPORATE BOND RATINGS

      AAA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

      AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

      A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

      BB and B. Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

DESCRIPTION OF S&P'S MUNICIPAL BOND RATINGS

      AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

      A. Debt rated A is regarded as safe. This rating differs from the two higher ratings because, with respect to general obligation bonds, there is some weakness which, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good but not exceptional and stability of pledged revenues could show some variations because of increased competition or economic influences in revenues.

      BBB. Bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in the A category.

      BB. Debt rated BB has less near-term vulnerability to default than other speculative grade debt, however, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

      B. Debt rated B has a greater vulnerability to default bit presently has the capacity to meet interest and principal payments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

      CCC. Debt rated CCC has a current identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

DESCRIPTION OF FITCH'S MUNICIPAL BOND RATINGS

      Debt rated "AAA", the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      Debt rated "AA" is regarded as very high credit quality. The obligor's ability to pay interest and repay principal is very strong.

      Debt rated "A" is of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings.

      Debt rated "BBB" is of satisfactory credit quality. The obligor's ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment.


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

      Debt rated "BB" is considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes, however, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

      Debt rated "B" is considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

      Debt rated "CCC" has certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

      Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position within the category.

      DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

      Moody's ratings for state and municipal notes and other short-term loans are designated "Moody's Investment Grade" ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. A short-term rating designated VMIG may also be assigned on an issue having a demand feature. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term borrowing. Symbols used will be as follows:

      MIG-l/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

      DESCRIPTION OF S&P'S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

      Standard & Poor's tax exempt note ratings are generally given to such notes that mature in three years or less. The two higher rating categories are as follows:

      SP-1. Very strong or strong capacity to pay principal and interest. These issues determined to possess overwhelming safety characteristics will be given a plus

      (+) designation.

      SP-2. Satisfactory capacity to pay principal and interest.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

      Commercial paper rated Prime-l by Moody's are judged by Moody's to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well insured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are


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

generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

      Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      Commercial paper rated A by S&P have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issuers rated A are further refined by use of numbers 1, 2, and 3 to denote relative strength within this highest classification. Those issuers rated A-1 that are determined by S&P to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

      Fitch's commercial paper ratings represent Fitch's assessment of the issuer's ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from F-1+ which represents exceptionally strong credit quality to F-4 which represents weak credit quality.

      Duff & Phelps' short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings range from Duff 1+ for the highest quality to Duff 5 for the lowest, issuers in default. Issues rated Duff 1+ are regarded as having the highest certainty of timely payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.


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

                                     PART C
                                OTHER INFORMATION
--------------------------------------------------------------------------------

Item 23. EXHIBITS.

      (a)(1) Agreement and Declaration of Trust.(1)

      (2) Amendment No. 1 to the Agreement and Declaration of Trust.(1)

      (b) By-laws of Registrant.(1)

      (c) Not Applicable.

      (d)(1) Form of Management Agreement.(2)

      (d)(2) Amended and Restated Management Agreement between Saratoga Capital Management I, LLC and The Saratoga Advantage Trust. (8)

      (d)(2)(a) Form of Investment Advisory Agreement between Saratoga Capital Management and Sterling Capital Management Company with respect to the U.S. Government Money Market Portfolio.(2)

      (d)(2)(b) Amendment to the Investment Advisory Agreement.(5)

      (d)(3)(a) Form of Investment Advisory Agreement between Saratoga Capital Management and Fox Asset Management, Inc. with respect to the Investment Quality Bond Portfolio.(2)

      (d)(3)(b) Amendment to the Investment Advisory Agreement.(5)

      (d)(4) Form of Investment Advisory Agreement between Saratoga Capital Management and OpCap Advisors with respect to the Municipal Bond Portfolio.(2)

      (d)(5) Form of Investment Advisory Agreement between Saratoga Capital Management and OpCap Advisors with respect to the Large Capitalization Value Portfolio.(2)

      (d)(6) Form of Investment Advisory Agreement between Saratoga Capital Management and Harris Bretall Sullivan & Smith, L.L.C. with respect to the Large Capitalization Growth Portfolio.(2)

      (d)(7) Form of Investment Advisory Agreement between Saratoga Capital Management and Fox Asset Management, Inc. with respect to the Small Capitalization Portfolio.(6)

      (d)(8) Form of Investment Advisory Agreement between Orbitex-Saratoga Capital Management I, LLC and Pictet International Management Limited with respect to the International Equity Portfolio. (Filed herewith)

      (d)(9) Form of Investment Advisory Agreement with respect to the Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio, Energy & Basic Materials Portfolio, Mid Capitalization Portfolio. (8)

      (e)(1) General Distributor's Agreement.(5)

      (e)(2) Amendment to General Distributor's Agreement.(7)


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

      (e)(3) Distributor's Agreement between Saratoga Advantage Trust and Orbitex Funds Distributor, Inc. (Filed herewith)

      (e)(4) Soliciting Dealer Agreement.(5)

      (f) Not Applicable.

      (g)(1) Custodian Contract between Saratoga Advantage Trust and The Bank of New York. (Filed herewith)

      (g)(2) Foreign Custody Agreement between Saratoga Advantage Trust and The Bank of New York. (Filed herewith)

      (h)(1) Administration Agreement between Saratoga Advantage Trust and Orbitex Fund Services, Inc. (Filed herewith)

      (h)(2) Transfer Agency Agreement between Saratoga Advantage Trust and Orbitex Fund Services, Inc. (Filed herewith)

      (h)(3) Fund Accounting and Services Agreement between Saratoga Advantage Trust and Orbitex Fund Services, Inc. (Filed herewith)

      (i) Opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and non-assessable.(1)

      (j) Consent of Ernst & Young, LLP. (Filed herewith) accompanies this Registration Statement.

      (j)(1) Consent of PricewaterhouseCoopers LLP. (Filed herewith)

      (k) Not Applicable.

      (l) Agreement relating to initial capital.(1)

      (m)(1) Distribution Plan relating to Class B shares.(7)

      (m)(2) Distribution Plan relating to Class C shares.(7)

      (m)(3) Distribution Plan relating to Class A shares. (8)

      (n) Rule 18f-3 Plan.(4)

      (n)(1) Amended and Restated Rule 18f-3 Plan. (8)

      (p) (1) Code of Ethics of Registrant and Saratoga Capital Management. (6)

      (p)(2) Code of Ethics of Sterling Capital Management Company. (6)

      (p)(3) Code of Ethics of Fox Asset Management, Inc. (6)

      (p)(4) Code of Ethics of OpCap Advisors. (6)


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

      (p)(5) Code of Ethics of Harris Bretall Sullivan & Smith, L.L.C. (6)

      (p)(6) Code of Ethics of UBS Global Asset Management (Americas) Inc. (Filed herewith)

      (p)(7) Code of Ethics of Columbus Circle Investors. (Filed herewith)

      (p)(8) Code of Ethics of Caterpillar Investment Management Ltd. (Filed herewith)

      (p)(9) Code of Ethics of Pictet International Management Limited. (Filed herewith)

      (p)(10) Code of Ethics of Orbitex Funds Distributor, Inc. (Filed herewith)

      Other Exhibits:

      Powers of Attorney. (3)

      1. Filed with Post-effective Amendment No. 1 on May 5, 1995 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.
      2. Filed with Post-effective Amendment No. 4 on March 7, 1997 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.
      3. Filed with Post-effective Amendment No. 5 on November 3, 1997 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.
      4. Filed with Post-effective Amendment No. 6 on November 3, 1998 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.
      5. Filed with Post-effective Amendment No. 8 on December 30, 1999 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.
      6. Filed with Post-Effective Amendment No. 9 on December 22, 2000 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.
      7. Filed with Post-Effective Amendment No. 10 on December 31, 2001 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.
      8. Filed with Pre-Effective Amendment No. 2 on November 13, 2002 to the Registrant's Registration Statement on Form N-14, and hereby incorporated by reference.

Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

      No person is presently controlled by or under common control with the Registrant.

Item 25. INDEMNIFICATION.

      See Article VI of the Registrant's Agreement and Declaration of Trust.

      A determination that a trustee or officer is entitled to indemnification may be made by a reasonable determination, based upon a review of the facts, that the person was not liable by reason of Disabling Conduct (as defined in the Agreement and Declaration of Trust) by (a) a vote of a majority of a quorum of Trustees who are neither interested persons of the Trust (as defined under the Investment Company Act of 1940) nor parties to the proceeding or (b) an independent legal counsel in a written opinion. Expenses including counsel and accountants fees (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties) may be advanced pending final disposition of the


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

proceeding provided that the officer or trustee shall have undertaken to repay the amounts to the Trust if it is ultimately determined that indemnification is not authorized under the Agreement and Declaration of Trust and (i) such person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances or (iii) a majority of a quorum of disinterested Trustees who are not party to the proceeding, or an independent legal counsel in a written opinion, shall have determined based on review of readily available facts that there is reason to believe that the officer or trustee ultimately will be found entitled to indemnification.

Item 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS.

      See "Management of the Trust" in the Prospectus and "Investment Advisory Services" in the Statement of Additional Information regarding the business of the investment advisers. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the investment advisers, reference is made to the Form ADV of Sterling Capital Management Company, File No. 801-8776, the Form ADV of Fox Asset Management, Inc., File No. 801-26397, the Form ADV of., File No. 801-2697, the Form ADV of Harris Bretall Sullivan & Smith, L.L.C. File No. 801-7369, the Form ADV of OpCap Advisors (formerly Quest for Value Advisors), File No. 801-27180, , the Form ADV of Pictet International Management Limited, File No. 801-15143, the Form ADV of Caterpillar Investment Management, Ltd, File No. 801-40681, the Form ADV of Columbus Circle Investors, File No. 801-47516, the Form ADV of UBS Global Asset Management (Americas) Inc., File No. 801- , filed under the Investment Advisers Act of 1940, and Schedules D and F thereto, incorporated by reference into this Registration Statement.

Item 27. PRINCIPAL UNDERWRITERS.

      (a) The principal underwriter of the Company's shares, Orbitex Funds Distributor, Inc. ("OFDI"), currently acts as a principal underwriter for the Saratoga Advantage Trust. OFDI also acts as distributor for the Orbitex Group of Funds, and as distributor for Derby Capital Management, Canandaigua Funds and North Country Funds.

      OFDI is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. OFDI is a wholly-owned subsidiary of Circle Trust Company, and an indirect wholly-owned subsidiary of Orbitex Financial Services Group, Inc. OFDI is located at One Station Place, Suite 7S, Stamford, Connecticut.

      (b) The following table contains information with respect to each director, officer or partner of OFDI:

Name and Principal       Positions and Offices             Positions and Offices
Business Address         with Underwriter                  with Registrant
----------------         ----------------                  ---------------

Frederick Grayboyes      President, CEO                    None
410 Park Avenue
New York, NY 10022

Ann Welsh                General Principal
4020 S. 147th St.        Chief Compliance
Omaha, NE 68137          Officer                           None


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

Robert Youree
410 Park Avenue
New York, NY 10022       Financial Operations Principal    None

      (c) Not applicable.

Item 28. LOCATION OF ACCOUNTS AND RECORDS.

Orbitex Funds Services
150 Motor Parkway
Hauppauge, New York 11788

Records required by 31a-1(b)(9) and (b)(10) will be maintained on behalf of the following portfolios by their respective Advisers:


Municipal Bond Portfolio and Large            OpCap Advisors
Capitalization Value Portfolio                1345 Avenue of the Americas
                                              New York, NY 10105


Investment Quality Bond Portfolio and Small   Fox Asset Management, Inc.
Capitalization Portfolio                      44 Sycamore Avenue
                                              Little Silver, NJ 07739

Large Capitalization Growth Portfolio and     Harris Bretall Sullivan &
Financial Services Portfolio                  Smith, L.L.C.
                                              One Sansome Street
                                              Suite 3300
                                              San Francisco, CA 94104

U.S. Government Money Market Portfolio        Sterling Capital
                                              Management Company
                                              Two Morrocraft Centre,
                                              4064 Colony Road,
                                              Suite 300,
                                              Charlotte, NC 28211

International Equity Portfolio                Pictet International Management
                                                Limited
                                              Tower 43, Level 37
                                              25 Old Broad Street
                                              London, EC2N 1HQ


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



Mid Capitalization Portfolio and              Caterpillar Investment Management
Energy & Basic Materials Portfolio              Ltd. ("CIML")
                                              411 Hamilton Boulevard
                                              Suite 1200
                                              Peoria, Illinois 61602-1104

Technology & Communications Portfolio         Columbus Circle Investors
                                              Metro Center
                                              One Station Place
                                              Stamford, CT  06902

Health & Biotechnology Portfolio              UBS Global Asset Management
                                                (Americas) Inc.
                                              UBS Tower
                                              One North Wacker Drive
                                              Chicago, IL 60606

Item 29. MANAGEMENT SERVICES.

      Not Applicable.

Item 30. UNDERTAKINGS.

      Not Applicable.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, and Investment Company Act of 1940, the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the State of New York on the 31st day of December 2002.

                                        THE SARATOGA ADVANTAGE TRUST

                                        By: /s/ Bruce E. Ventimiglia
                                           -------------------------------------
                                            Bruce E. Ventimiglia
                                            President CEO and
                                            Chairman of the Board of Trustees

      Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE                                TITLE                                  DATE
---------                                -----                                  ----
/s/ Bruce E. Ventimiglia                 Trustee, Chairman of the Board and     December 31, 2002
-----------------------------------      President
Bruce E. Ventimiglia                     (principal executive officer)

/s/ William P. Marra                     Treasurer                              December 31, 2002
-----------------------------------      (principal financial officer and
William P. Marra                         principal accounting officer)

/s/ Patrick H. McCollough*               Trustee                                December 31, 2002
-----------------------------------
Patrick H. McCollough*

/s/ Udo W. Koopmann*                     Trustee                                December 31, 2002
-----------------------------------
Udo W. Koopmann*

/s/ Floyd E. Seal*                       Trustee                                December 31, 2002
-----------------------------------
Floyd E. Seal*

*By: /s/ Stuart M. Strauss, Esq.
     ----------------------------------
     Stuart M. Strauss Attorney-in-Fact


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

                                  EXHIBIT INDEX

EX-99(d)(8)    Form of Investment Advisory Agreement between Orbitex Saratoga
               Capital Management, LLC and Pictet International Management
               Limited with respect to the International Equity Portfolio.

EX-99(e)(3)    Distributors Agreement between Saratoga Advantage Trust and
               Orbitex Funds Distributor, Inc.

EX-99(g)(2)    Custodian Contract between Saratoga Advantage Trust and The Bank of New York.

EX-99(g)(1)    Foreign Custody Agreement between Saratoga Advantage Trust and
               The Bank of New York.

EX-99(h)(1)    Administration Agreement between Saratoga Advantage Trust and
               Orbitex Fund Services, Inc.

EX-99(h)(2)    Transfer Agency Agreement between Saratoga Advantage Trust and
               Orbitex Fund Services, Inc.

EX-99(h)(3)    Fund Accounting and Services Agreement between Saratoga Advantage
               Trust and Orbitex Fund Services, Inc.

EX-99(j)(1)    Consent of Ernst & Young, LLP

EX-99(j)(2)    Consent of PricewaterhouseCoopers, LLP

EX-99(p)(6)    Code of Ethics of UBS Global Asset Management (Americas) Inc.

EX-99(p)(7)    Code of Ethics of Columbus Circle Investors

EX-99(p)(8)    Code of Ethics of Caterpillar Investment Management Ltd

EX-99(p)(9)    Code of Ethics of Pictet International Management Limited

EX-99(p)(10)   Code of Ethics of Orbitex Funds Distributor, Inc.


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